MassMutual Institutional Funds – Letter to Shareholders
To Our Shareholders

John V. Murphy
“With significant losses in growth stocks, diversification was key in 2000. Value shares enjoyed a revival and bond investors were rewarded.”
February 14, 2001

Growth Stocks Unravel as Economy Slows

Two thousand was a year for the record books, but not in a way that most investors would care to see repeated any time soon. Surging stock prices early in the year, especially in the favored technology, media, and telecommunications (TMT) sectors, gave way to a roller coaster ride for the remainder of the period, with growth stocks falling hard in the final quarter and ending the year near their lows. For those who maintained a diversified portfolio, however, 2000 was considerably less painful. Value shares enjoyed a revival, and the fourth quarter rewarded bond investors even as it punished those who insisted on chasing growth stocks.

In the first quarter of the year, the speculative bubble in TMT stocks burst mainly due to excessively high valuations and the Federal Reserve Board’s campaign to raise short-term interest rates in order to cool economic growth and contain inflation. The Fed’s three rate hikes in the first half of the year brought the total number of increases to six since June 1999. With higher interest rates raising the specter of a slowing economy and leaner corporate profits, stocks fell out of bed from mid-March through the Fed’s final rate hike on May 16, led lower by the technology-heavy NASDAQ Composite Index.

Stock investors were granted a reprieve over the summer. For one thing, there was a sense that the Fed would take at least a temporary breather from tightening monetary policy after its half-point increase in May. In addition, there was little evidence of the damage to earnings and the economy that would become painfully evident later in the year. The summer rally was more subdued than the raucous advances of late 1999 and early 2000, however, and investors soberly paid more attention to companies with solid earnings prospects.

Higher interest rates finally took their toll in the last four months of the year. Companies across a variety of sectors scaled back their earnings forecasts, while data on industrial production, retail sales, consumer confidence, and other measures of economic activity rapidly deteriorated. Although few pundits were prepared to declare that a recession was imminent, most observers were surprised by the swiftness of the slowdown, and many investors who had come to think of a soft landing as the best possible scenario likely began to have second thoughts.

As the earnings outlook worsened, growth stocks resumed their downward course with a vengeance, and the NASDAQ Composite Index finished the year with a 39.2% loss, the worst year since its inception in 1971. Approximately 33% of that loss came in the fourth quarter. Intraday volatility for the NASDAQ was its highest ever, while the venerable Dow Jones Industrial Average experienced its highest intraday volatility since the depths of the Great Depression in 1932.

Compared with the NASDAQ Composite Index, the Standard & Poor’s 500 Composite Index (S&P 500) emerged relatively unscathed, losing 9.10%. The elite pentad of Microsoft, Lucent Technologies, WorldCom, AT&T, and Cisco Systems accounted for approximately 81% of the S&P 500’s decline. Notably, that index posted its first negative return since 1990 and its worst year since the grueling bear market of 1974.

While growth-oriented stock indices ended the year in negative territory, those with a value bias managed positive returns, as investors placed a premium on dependable earnings growth and reasonable valuations. The divergence between growth and value was reflected in the 22.42% loss of the Russell 1000 Growth Index, which finished far behind the 7.01% gain of the Russell 1000 Value Index. The contrast was even more vivid among small-cap stocks, evidenced by the 22.43% decline in the Russell 2000 Growth Index versus the 22.83% advance of the Russell 2000 Value Index. Clearly, small-cap value stocks were one of the premier investments of 2000 and eloquently made the case for diversification across market capitalizations and management styles.
(Continued)
MassMutual Institutional Funds – Letter to Shareholders (Continued)

Bonds Benefit from Slowing Growth

The bond market managed to generate positive returns during the first six months of the year in spite of the Fed’s three increases in short-term interest rates. In part, this was due to the Treasury’s buyback program, which reduced supply and increased demand for Treasury securities at the longer end of the yield curve. Furthermore, as the Fed continued to hike rates, bond investors began to anticipate that higher rates would eventually slow the economy and possibly even result in rate reductions by the Fed. Treasuries were the best-performing fixed-income sector for most of the first half, although corporates rallied smartly as spreads narrowed immediately after the Fed’s half-point rate increase in May.

For fixed-income investors, the second half of 2000 was notable primarily for what occurred in the final quarter. An epidemic of earnings warnings and a rapidly contracting economy caused yields across most maturities to fall sharply and boosted prices. High-yield securities were one of the few sectors that did not participate in this trend. Investors were leery of buying junk bonds in an environment where ebbing corporate earnings might put such investments at greater risk of default.

As the economy weakened and earnings prospects fizzled, a broad consensus developed that rates were headed lower. The Fed shifted from a tightening bias to an easing bias (thus bypassing the compromise path of a neutral bias) at its December 19 meeting. However, the central bank decided to leave short-term interest rates unchanged while acknowledging that “the biggest threat to the U.S. economy is no longer inflation, but dangerously slow growth.”

A stunning reversal of this decision occurred on January 3, 2001, one day after the NAPM (National Association of Purchasing Managers) revealed that its index of economic activity for December fell to levels not seen since April 1991. The Fed acted decisively, dropping the federal funds target rate by a half-point and the discount by a quarter-point. On the following day, the discount rate was reduced by a further quarter-point. The importance of these moves was underscored by the fact that they occurred between meetings of the Fed’s Open Market Committee.

Near-Term Outlook Mixed

In the wake of the Fed’s aggressive action at the beginning of the new year, rates were further reduced at the Fed’s meeting in late January. The possibility for more reductions over the next few months still remains. Such a scenario would provide some justification for optimism, for multiple easing moves by the Fed have historically had a positive influence on the economy and the stock market. However, the effects of higher interest rates are still percolating through the economy, and now that a slowing trend has begun to take hold, reversing it may take some time. Just as the economy benefited from a wealth effect when stocks were advancing because consumers were willing and able to maintain high levels of spending, we could see the emergence of a “negative wealth effect” now that the stock market has fallen so decisively.

Having said that, however, let me observe that long-term investors should not be unduly swayed by what could happen six months or a year from now. They should, in the words of management guru Tom Peters, “stick to their knitting” and focus on the implementation of strategies that may reach many years or, in some cases, decades into the future. In that regard, it is worth reminding us that the declines endured by stock investors in 2000 do not in most cases even fully offset what was gained in 1999. The long-term prospects for the U.S. economy are bright, and stocks remain the investment vehicle of choice to take advantage of those prospects.

John V. Murphy
President
MassMutual Institutional Funds
MassMutual Prime Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Prime Fund?

The objective and policies of the Fund are to:
•	maximize current income to the extent consistent with liquidity and the preservation of capital
• invest in a diversified portfolio of money market instruments
• invest in high quality debt instruments with a remaining maturity not to exceed 397 days
Note:  This is not a money market fund.

How did the Fund perform during 2000?

The Fund’s Class S shares had a net return of 6.37%, edging the 5.96% return available from 91-day Treasury bills.

Can you describe the investment environment during the period?

The first six months of the period were marked by three increases in short-term interest rates by the Federal Reserve Board. The Fed hiked rates in February, March, and May because of robust economic growth and the central bank’s fear that inflation would worsen. The combined increases totaled 1.00%, leaving the federal funds target rate at 6.50% and the discount rate at 6.00%. Spreads between 90-day T-bills and commercial paper widened considerably during this period. The combined effect of higher interest rates and wider spreads created generous yields for commercial paper investors.

During the second half of the year, the Fed held short-term rates steady while it assessed the impact of its previous actions. T-bill rates continued to rise, peaking in November and then falling with the yields of other Treasury securities near the end of the year. Yields for Tier 2 commercial paper fluctuated in a relatively narrow range from June through the end of October, then rose substantially in the final two months of the year. As the economy became noticeably weaker, investors in Tier 2 paper demanded higher yields because of the increased risk associated with Tier 2 securities, which have lower credit quality ratings than Tier 1 securities. However, as Tier 2 investors, we are compensated for this higher risk with higher yields that typically enable the Fund to outperform most money market funds.

On December 19, the Fed shifted to an easing bias but did not adjust interest rates. Amid rapidly decelerating economic growth, however, there was a broad consensus that the Fed would have to act soon to lower rates.

How did you position the Fund during the period?

During the first half of the period, we encountered difficulty in finding enough high-quality Tier 2 paper to buy. Companies waited to issue Tier 2 paper until they perceived that interest rates were stabilizing. During the second half of 2000, short-term rates did stabilize and more issuers came to market. These conditions were reflected in the fluctuating percentages of Tier 2 and Tier 1 paper in the Fund’s portfolio throughout the year. Tier 2 paper began the year at 91% and fell to a low of 75% at the end of March. From there the trend was up, reaching 97% in October before falling slightly at the end of the year.

During the final quarter, there were few longer-term Tier 2 securities we could find that were suitable for the portfolio. As a result, we increased our investment in Tier 1 paper, rather than settle for Tier 2 securities that do not meet our quality standards or would result in excessively overweighting securities we already own. The shortage of Tier 2 paper also caused us to shorten the Fund’s average duration in December to 41 days versus 50 for the IBC Universe. Under normal circumstances, we try to keep the Fund’s average duration within a few days of our benchmark’s.

What is your outlook?

The Fed intended to slow the economy, and that goal has been achieved. The primary question facing policy makers now is whether the Fed’s medicine was too strong. It is one thing to talk about engineering a soft landing, but fine-tuning is difficult given the complexity of the U.S. economy and the lag between changes in interest rates and their ultimate effects. The Fed’s abrupt change from a tightening bias to an easing bias in December indicates that even our central bankers may have been caught off guard by the swiftness of the recent slowdown. As portfolio managers, we will concentrate on those variables under our control, the most important of which is the selection of high-quality Tier 2 and Tier 1 securities for the Fund’s portfolio.

MassMutual Prime Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Prime Fund Class S and 91-day Treasury Bills

MassMutual Prime Fund
Total Return
		Five Year	Since Inception
	One Year	Average Annual	Average Annual
	1/1/00 - 12/31/00	1/1/96 - 12/31/00	10/3/94 - 12/31/00
Class S	6.37%	5.49%	5.52%

91-Day Treasury Bills	5.96%	5.25%	5.33%

Hypothetical Investments in MassMutual Prime Fund Class A, Class Y and 91-day Treasury Bills

MassMutual Prime Fund
Total Return
		Since Inception
	One Year	Average Annual
	1/1/00 - 12/31/00	1/1/98 - 12/31/00

Class A	5.84%	5.01%
Class Y	6.25%	5.50%

91-Day Treasury Bills	5.96%	5.25%

Hypothetical Investments in MassMutual Prime Fund Class L and 91-day Treasury Bills

MassMutual Prime Fund
Total Return
		Since Inception
	One Year	Average Annual
	1/1/00 - 12/31/00	5/3/99 - 12/31/00

Class L	6.07%	5.65%

91-Day Treasury Bills	5.96%	5.52%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while 91-day Treasury Bills are unmanaged and do not incur expenses. Treasury Bills are backed by the U.S. Government and offer a fixed rate of return, while the Fund’s shares are not guaranteed. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
MassMutual Prime Fund – Portfolio of Investments

December 31, 2000

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 98.1%
Commercial Paper — 96.5%
American Electric Power Co.
6.800%	01/17/2001	$ 750,000	$ 747,734
American Electric Power Co.
6.810%	01/30/2001	15,300,000	15,216,067
American Electric Power Co.
6.900%	01/17/2001	4,125,000	4,112,350
Atlas Copco AB
6.700%	01/09/2001	1,285,000	1,283,086
Atlas Copco AB
6.700%	01/19/2001	14,130,000	14,082,664
Atlas Copco AB
6.720%	03/30/2001	4,000,000	3,926,189
Avnet, Inc.
6.900%	01/29/2001	7,215,000	7,176,280
Avnet, Inc.
6.950%	02/16/2001	1,400,000	1,387,567
Bombardier Capital, Inc.
7.050%	01/23/2001	9,400,000	9,359,502
Bombardier Capital, Inc.
7.200%	02/15/2001	4,835,000	4,791,485
Burlington Northern Santa Fe Corp.
6.750%	01/11/2001	18,000,000	17,966,250
Caterpillar Financial Services Corp.
6.100%	05/25/2001	11,420,000	11,129,951
Computer Associates International, Inc.
7.270%	02/23/2001	11,425,000	11,302,718
Computer Associates International, Inc.
7.430%	02/15/2001	7,410,000	7,341,180
ConAgra, Inc.
6.770%	01/09/2001	2,055,000	2,051,908
ConAgra, Inc.
6.770%	01/17/2001	5,500,000	5,483,451
ConAgra, Inc.
6.800%	01/12/2001	7,500,000	7,484,417
ConAgra, Inc.
6.840%	01/09/2001	4,800,000	4,792,704
Cox Communications, Inc.
7.500%	01/04/2001	10,000,000	9,993,750
Cox Communications, Inc.
7.600%	01/23/2001	9,990,000	9,943,602
CSX Corporation
7.120%	03/08/2001	10,000,000	9,858,167

		Principal Amount	Market Value

Dominion Resources, Inc.
6.810%	02/05/2001	$ 8,400,000	$ 8,344,385
Dominion Resources, Inc.
6.850%	01/26/2001	11,390,000	11,335,818
Eastman Chemical Co.
7.250%	02/07/2001	5,120,000	5,081,849
Eastman Chemical Co.
7.400%	02/16/2001	5,750,000	5,695,630
Eastman Chemical Co.
7.420%	02/15/2001	6,930,000	6,865,724
FedEx Corp.
6.960%	01/24/2001	6,900,000	6,869,318
FedEx Corp.
6.980%	01/31/2001	9,650,000	9,593,869
Keyspan Corp.
6.770%	02/28/2001	3,890,000	3,841,224
Keyspan Corp.
6.830%	03/09/2001	15,000,000	14,784,167
Northern States Power Co.
6.270%	03/09/2001	925,000	911,690
Pearson, Inc.
8.000%	01/03/2001	14,380,000	14,373,609
Pentair, Inc.
6.820%	01/10/2001	7,400,000	7,387,383
Pentair, Inc.
6.870%	02/23/2001	1,200,000	1,187,863
Praxair, Inc.
6.750%	01/12/2001	8,535,000	8,517,396
Public Service Company of Colorado
6.820%	01/23/2001	2,800,000	2,788,330
Public Service Company of Colorado
6.820%	01/26/2001	10,760,000	10,709,039
Public Service Electric and Gas Co.
6.880%	02/09/2001	10,370,000	10,292,709
Public Service Electric and Gas Co.
7.450%	02/23/2001	4,200,000	4,153,934
Qwest Capital Funding, Inc.
6.820%	01/29/2001	5,100,000	5,072,948
Ryder System, Inc.
6.900%	02/09/2001	2,000,000	1,985,050
Ryder System, Inc.
7.200%	03/29/2001	18,000,000	17,667,000
Safeway, Inc.
6.700%	01/08/2001	14,700,000	14,680,849
Safeway, Inc.
6.750%	01/05/2001	3,300,000	3,297,525
		Principal Amount	Market Value

Solutia, Inc.
6.900%	01/25/2001	$ 12,975,000	$ 12,915,315
Solutia, Inc.
7.250%	03/13/2001	1,250,000	1,230,986
Solutia, Inc.
7.300%	03/13/2001	5,600,000	5,514,818
SuperValu, Inc.
6.850%	01/22/2001	8,250,000	8,217,034
SuperValu, Inc.
6.880%	02/06/2001	11,335,000	11,257,015
TRW, Inc.
7.050%	02/08/2001	11,300,000	11,215,909
Union Carbide Corp.
6.750%	01/09/2001	5,600,000	5,591,600
Union Carbide Corp.
6.800%	01/05/2001	8,235,000	8,228,778
UOP
6.820%	01/12/2001	6,120,000	6,107,247
UOP
7.050%	02/27/2001	14,120,000	13,962,386
Viacom, Inc.
7.120%	01/24/2001	7,650,000	7,615,201
Viacom, Inc.
7.120%	01/31/2001	725,000	720,698
Viacom, Inc.
7.220%	01/18/2001	3,100,000	3,089,431
Viacom, Inc.
7.450%	02/16/2001	8,300,000	8,220,989
Volvo Group Treasury North America, Inc.
6.590%	02/13/2001	4,345,000	4,310,799
Volvo Group Treasury North America, Inc.
6.690%	01/16/2001	11,675,000	11,642,456
Washington Mutual Financial Corp.
6.750%	01/18/2001	2,950,000	2,940,597
Washington Mutual Financial Corp.
6.770%	01/18/2001	9,000,000	8,971,227
Washington Mutual Financial Corp.
6.780%	02/13/2001	8,030,000	7,964,971
Weyerhaeuser Co.
6.850%	02/20/2001	12,910,000	12,787,176

			487,372,964

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

Discount Note — 1.6%
FNMA
5.800%	06/28/2001	$ 8,335,000	$ 8,089,118

TOTAL SHORT-TERM INVESTMENTS (Cost $495,559,265) *			495,462,082

TOTAL INVESTMENTS — 98.1%

Other Assets/
(Liabilities) — 1.9%			9,565,835

NET ASSETS — 100.0%			$ 505,027,917

Notes to Portfolio of Investments
*Aggregate cost for Federal tax purposes. (Note 7).

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Short-term investments, at value (cost $495,559,265) (Note 2 )	$495,462,082
Cash	2,396
Receivables from:
Fund shares sold	20,969,910
Interest	2,535

Total assets	516,436,923

Liabilities:
Payables for:
Fund shares repurchased	11,171,060
Directors’ fees and expenses (Note 3)	2,833
Affiliates (Note 3):
Investment management fees	147,772
Administration fees	52,055
Service fees	18,817
Accrued expenses and other liabilities	16,469

Total liabilities	11,409,006

Net assets	$505,027,917

Net assets consist of:
Paid-in capital	$505,261,575
Undistributed net investment income	6,373
Accumulated net realized loss on investments	(142,848)
Net unrealized depreciation on investments	(97,183)

$505,027,917

Net assets:
Class A	$ 29,148,830

Class L	$ 24,009,641

Class Y	$ 62,858,122

Class S	$389,011,324

Shares outstanding:
Class A	192,059

Class L	157,534

Class Y	411,200

Class S	2,541,275

Net asset value, offering price and redemption price per share:
Class A	$ 151.77

Class L	$ 152.41

Class Y	$ 152.87

Class S	$ 153.08

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 2000
Investment income: (Note 2)
Interest	$29,122,669

Expenses: (Note 2)
Investment management fees (Note 3)	1,524,723
Custody fees	46,449
Audit and legal fees	16,554
Directors’ fees (Note 3)	8,370

1,596,096
Administration fees (Note 3):
Class A	49,713
Class L	37,233
Class Y	94,353
Class S	294,399
Service fees (Note 3):
Class A	37,401

Total expenses	2,109,195

Net investment income	27,013,474

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(100,872)
Net change in unrealized appreciation (depreciation) on investments	(74,308)

Net realized and unrealized loss	(175,180)

Net increase in net assets resulting from operations	$26,838,294

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Year ended December 31, 2000	Year ended December 31, 1999
Operations:
Net investment income	$ 27,013,474	$ 14,103,233
Net realized loss on investment transactions	(100,872)	(21,292)
Net change in unrealized appreciation (depreciation) on investments	(74,308)	(63,776)

Net increase in net assets resulting from operations	26,838,294	14,018,165

Distributions to shareholders (Note 2):
From net investment income:
Class A	(1,778,250)	(30,930)
Class L	(1,278,717)	(52,197)*
Class Y	(3,255,692)	(1,354,719)
Class S	(20,750,766)	(12,628,175)

Total distributions from net investment income	(27,063,425)	(14,066,021)

Net fund share transactions (Note 5):
Class A	26,498,531	3,451,433
Class L	14,753,314	9,877,872 *
Class Y	29,560,901	33,761,084
Class S	70,852,915	64,112,361

Increase in net assets from net fund share transactions	141,665,661	111,202,750

Total increase in net assets	141,440,530	111,154,894

Net assets:
Beginning of year	363,587,387	252,432,493

End of year (including undistributed net investment income of $6,373 and $56,324, respectively)	$505,027,917	$363,587,387

*	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98†

Net asset value, beginning of period	$ 151.41	$ 150.83	$ 691.21

Income (loss) from investment operations:
Net investment income	9.35 ***	7.55 ***	32.03 ***
Net realized and unrealized gain (loss) on investments	(0.54)	(0.75)	(0.09)

Total income (loss) from investment operations	8.81	6.80	31.94

Less distributions to shareholders:
From net investment income	(8.45)	(6.22)	(572.32)

Net asset value, end of period	$ 151.77	$ 151.41	$ 150.83

Total Return@	5.84%	4.59%	4.60%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 29,149	$ 3,548	$ 120
Net expenses to average daily net assets	0.95%	1.04%	1.20%
Net investment income to average daily net assets	5.95%	4.89%	4.59%

	Class L
	Year ended 12/31/00	Period ended 12/31/99+
Net asset value, beginning of period	$ 151.84	$ 152.99

Income (loss) from investment operations:
Net investment income	9.87 ***	6.37 ***
Net realized and unrealized gain (loss) on investments	(0.70)	(1.24)

Total income (loss) from investment operations	9.17	5.13

Less distributions to shareholders:
From net investment income	(8.60)	(6.28)

Net asset value, end of period	$ 152.41	$ 151.84

Total Return@	6.07%	3.34% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 24,010	$ 9,842
Net expenses to average daily net assets	0.70%	0.76% *
Net investment income to average daily net assets	6.25%	6.11% *

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98†
Net asset value, beginning of period	$ 151.97	$ 150.73	$ 690.78

Income (loss) from investment operations:
Net investment income	9.63 ***	8.78 ***	36.67 ***
Net realized and unrealized gain (loss) on investments	(0.13)	(1.20)	(1.30)

Total income (loss) from investment operations	9.50	7.58	35.37

Less distributions to shareholders:
From net investment income	(8.60)	(6.34)	(575.42)

Net asset value, end of period	$ 152.87	$ 151.97	$ 150.73

Total Return@	6.25%	5.13%	5.14%
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 62,858	$ 33,392	$ 556
Net expenses to average daily net assets	0.55%	0.57%	0.74%
Net investment income to average daily net assets	6.15%	5.60%	5.21%

	Class S (1)
	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96
Net asset value, beginning of period	$ 152.14	$ 150.74	$ 150.84	$ 151.00	$ 151.06

Income (loss) from investment operations:
Net investment income	9.74 ***	7.82 ***	8.10 ***	8.14 ***	7.85 ***
Net realized and unrealized gain (loss) on investments	(0.07)	(0.13)	0.03	(0.01)	0.06

Total income (loss) from investment operations	9.67	7.69	8.13	8.13	7.91

Less distributions to shareholders:
From net investment income	(8.73)	(6.29)	(8.23)	(8.29)	(7.97)

Net asset value, end of period	$ 153.08	$ 152.14	$ 150.74	$ 150.84	$ 151.00

Total Return@	6.37%	5.10%	5.39%	5.39%	5.24%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$389,011	$316,805	$251,757	$241,370	$258,729
Ratio of expenses to average daily net assets:
Before expense waiver	0.45%	0.48%	0.55%	0.55%	0.55%
After expense waiver #	N/A	N/A	N/A	0.54%	0.52%
Net investment income to average daily net assets	6.22%	5.06%	5.23%	5.25%	5.10%

***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997 .
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Short-Term Bond Fund?

The objective and policies of the Fund are to:
•	achieve a high total return primarily from current income while minimizing fluctuations in capital values
•  invest primarily in a diversified portfolio of short-term, investment grade, fixed income securities
•  maintain duration below three years
•  diversify investments among market sectors on the basis of relative merit

How did the Fund perform during 2000?

For the 12 months ended December 31, 2000, the Fund’s Class S shares returned 6.48%, trailing the 8.18% return of the Lehman Brothers 1-3 Year Government Bond Index.

What was the investment environment during the period?

In the first half of 2000 there was upward pressure on short-term rates, as the Federal Reserve Board increased the federal funds target rate and the discount rate in February, March, and May. The Fed was concerned that rapid economic growth might lead to a resurgence of inflation, and that speculative excesses were building in the stock market. At the same time, there was downward pressure on long-term rates due, in part, to the U.S. Treasury’s buyback program. The result was an inverted yield curve in which longer-term yields dipped below those of short-term securities. Initially, the inversion primarily affected securities in the two- to 30-year range, but in the second half it centered on the short end of the market because the Fed held short-term rates steady while long-term rates declined in response to weakening economic conditions.

The yield curve is a graphical representation of the yields offered by fixed-income investments of various maturities and comparable credit quality. Under normal circumstances, securities with longer maturities have higher yields than those with shorter maturities.

Why did the Fund finish behind the Lehman Brothers Index?

The Fund’s strategy calls for us to shorten our duration when the yield curve flattens or inverts, and to lengthen when the curve steepens. Taking our cue from the mild inversion late in the first half of the year, we moved from a duration of 1.96 years at the end of December 1999 to 1.82 years by the end of June. As the inversion intensified in the second half of the period, we aggressively lowered the duration to 1.18 years on September 30 and finally to 1.04 years at the end of the year. This gave the Fund a considerably shorter duration than that of its benchmark for most of the second half.

We accomplished the shortening mainly by selling Treasuries and agency-backed securities and purchasing commercial paper. Treasuries, for example, comprised 42.8% of the Fund’s portfolio at the end of December 1999. They subsequently fell to 32.5% of assets at the end of June, 7.5% at the end of September, and 0.0% at the end of the period. On the other hand, money market securities, which stood at 7.4% of assets on June 30, rose to 46.3% by the end of September and reached 56.0% by December 31.

Unfortunately, our most aggressive shortening occurred in August and September, just before yields fell sharply across most maturities. The Fund’s shorter duration left it less sensitive to the decline in yields and accompanying rise in prices. Rate sensitivity is bad when rates are rising but desirable when they are falling. It is important to note, however, that this Fund does not attempt to forecast the direction of interest rates. Its strategy is predicated strictly on the shape of the yield curve. Although this approach may occasionally be out of synch with the movement of interest rates, as it was during the latter part of 2000, over longer periods of time it has offered very competitive returns. We strongly encourage investors to look at the Fund’s performance from the perspective of a complete, multi-year market cycle rather than part of a single year.

MassMutual Short-Term Bond Fund – Portfolio Manager Report (Continued)

What is your outlook?

On December 19, the Fed moved from a tightening bias to an easing bias, possibly setting the stage for a series of reductions in interest rates. If short-term rates fall and the yield curve begins to disinvert, we can start to lengthen the Fund’s duration once again. Spreads at the end of the year were extremely wide and comparable to levels normally seen during recessions, which we believe, indicates excessive pessimism on the part of many investors. Thus, we expect some good opportunities to purchase corporate securities and other spread product—that is, securities with a yield advantage to Treasuries—in the first half of 2001. A soft economy entails more modest expectations for corporate earnings and consequently greater credit risk, however, so we plan to be especially diligent about purchasing spread product of high quality.

MassMutual Short-Term Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Short-Term Bond Fund Class S and the Lehman Brothers 1-3 Year Government Bond Index

MassMutual Short-Term Bond Fund
Total Return
	One Year 1/1/00-12/31/00	Five Year Average Annual 1/1/96 - 12/31/00	Since Inception Average Annual 10/3/94 - 12/31/00

Class S	6.48%	5.64%	6.39%

Lehman Brothers
1-3 Year	8.18%	5.95%	6.48%
Government Bond Index

Hypothetical Investments in MassMutual Short-Term Bond Fund Class A, Class Y and the Lehman Brothers 1-3 Year Government Bond Index

MassMutual Short-Term Bond Fund
Total Return
	One Year 1/1/00 - 12/31/00	Since Inception Average Annual 1/1/98 - 12/31/00

Class A	6.04%	4.75%
Class Y	6.44%	5.18%

Lehman Brothers
1-3 Year	8.18%	6.02%
Government Bond Index

Hypothetical Investments in MassMutual Short-Term Bond Fund Class L and the Lehman Brothers 1-3 Year Government Bond Index

MassMutual Short-Term Bond Fund
Total Return
	One Year 1/1/00 - 12/31/00	Since Inception Average Annual 5/3/99 - 12/31/00

Class L	6.37%	4.69%

Lehman Brothers
1-3 Year	8.18%	6.10%
Government Bond Index

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers 1-3 Year Government Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
MassMutual Short-Term Bond Fund – Portfolio of Investments

December 31, 2000

		Principal Amount	Market Value

BONDS & NOTES — 43.5%
ASSET BACKED SECURITIES — 6.4%
America West Airlines, Inc. 1996-1, Class A
6.850%	01/02/2011	$ 1,856,096	$ 1,854,611
Boston Edison Co. Series 1999-1, Class A4
6.910%	09/15/2009	2,500,000	2,562,070
California Infrastructure SCE-1, 1997-1, Class A5
6.280%	09/25/2005	300,000	302,517
California Infrastructure SDG&E- 1,1997-1, Class A5
6.190%	09/25/2005	200,000	200,274
Chase Manhattan RV Owner Trust 1997-A, Class A7
6.140%	10/16/2006	863,095	863,045
First Bank Corporate Card Master Trust 1997-1, Class A
6.400%	02/15/2003	1,000,000	1,002,810
First Security Auto Owner Trust 1999-1, Class A4
5.740%	06/15/2004	5,000,000	4,993,050
Metlife Capital Equipment Loan Trust Series 1997-A, Class A
6.850%	05/20/2008	865,987	882,485
Railcar Trust No. 1992-1, Class A
7.750%	06/01/2004	677,761	694,048
Rental Car Finance Corp. Series 1999-1A, Class A†
5.900%	02/25/2007	1,000,000	978,718
Student Loan Marketing Association Series 1998-1, Class A1
6.574%	01/25/2007	1,073,965	1,075,683

TOTAL ASSET BACKED SECURITIES (Cost $15,346,526)			15,409,311

CORPORATE DEBT — 29.9%
AirTouch Communications, Inc.*
7.500%	07/15/2006	1,000,000	1,023,210
Arrow Electronics, Inc.†
8.700%	10/01/2005	1,000,000	1,026,415
		Principal Amount	Market Value

Associates Corp. of North America
6.750%	08/01/2001	$ 1,500,000	$ 1,504,905
AT&T Corp.*
5.625%	03/15/2004	3,000,000	2,859,780
Avnet, Inc.
8.200%	10/17/2003	1,200,000	1,196,856
BHP Finance (USA) Limited
7.875%	12/01/2002	1,000,000	1,026,140
Bombardier Capital, Inc.†
6.000%	01/15/2002	2,000,000	1,991,136
The CIT Group, Inc.
7.375%	03/15/2003	2,500,000	2,544,200
Crown Cork & Seal Co., Inc.
7.125%	09/01/2002	4,000,000	2,540,000
CSC Enterprises†
6.500%	11/15/2001	2,000,000	2,003,400
CSX Corp.
7.050%	05/01/2002	2,900,000	2,920,271
Dana Corp.
6.250%	03/01/2004	5,000,000	3,931,500
Delta Air Lines, Inc.
7.379%	05/18/2010	1,020,000	1,051,661
Dominion Resources, Inc.
7.820%	09/15/2004	1,000,000	1,031,930
Duke Capital Corp.
7.250%	10/01/2004	3,000,000	3,090,861
Emerald Investment Grade CBO Limited†
7.210%	05/24/2011	2,000,000	2,000,000
Ford Motor Credit Corp.
7.500%	03/15/2005	2,500,000	2,562,175
General American Transportation Corp.
6.750%	03/01/2006	1,000,000	950,110
General Electric Capital Corp. Series MTNA
5.500%	04/15/2002	2,100,000	2,088,135
Heller Financial, Inc.
6.250%	03/01/2001	2,000,000	1,997,660
Houghton Mifflin Co.
7.000%	03/01/2006	600,000	609,120
IMC Global, Inc.
6.625%	10/15/2001	1,500,000	1,472,025
MAPCO, Inc.
7.250%	03/01/2009	1,250,000	1,270,275
Maytag Corp. Series MTND
7.610%	03/03/2003	2,000,000	2,032,022
Norfolk Southern Corp.
7.350%	05/15/2007	1,000,000	1,031,530
		Principal Amount	Market Value

Occidental Petroleum Corp.
6.750%	11/15/2002	$ 2,900,000	$ 2,912,934
SuperValu, Inc.
7.625%	09/15/2004	2,500,000	2,547,202
Telefonica Europe BV
7.350%	09/15/2005	1,130,000	1,139,406
Textron Financial Corp.
7.125%	12/09/2004	3,500,000	3,534,090
Times Mirror Co.
6.650%	10/15/2001	4,000,000	4,001,734
TRW, Inc.
8.750%	05/15/2006	2,000,000	1,998,126
Union Oil of California Series MTNA
9.875%	08/15/2002	2,500,000	2,642,050
Valero Energy Corp.
7.375%	03/15/2006	1,000,000	1,028,849
Vulcan Materials Co.
5.750%	04/01/2004	5,000,000	4,896,569
Walt Disney Co., The
6.375%	03/30/2001	1,500,000	1,499,310

TOTAL CORPORATE DEBT (Cost $74,213,031)			71,955,587

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.7%
Collateralized Mortgage Obligations
Asset Securitization Corporation Series 1995-MD4, Class A1
7.100%	08/13/2029	2,323,623	2,400,428
Merrill Lynch Mortgage Investors, Inc. Series 1998-ASPI, Class C†
7.825%	10/01/2003	4,000,000	4,006,875

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $6,439,985)			6,407,303

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.5%
Federal Home Loan Mortgage Corporation (FHLMC) — 0.2%
Collateralized Mortgage Obligations — 0.2%
FHLMC Series 1704 Class PE
6.000%	07/15/2007	351,769	350,890

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

Pass-Through Securities — 0.0%
FHLMC
4.750%	09/01/2006	$ 70,054	$ 67,416

			418,306

Federal National Mortgage Association (FNMA) — 0.8%
Collateralized Mortgage Obligations — 0.7%
FNMA Series 1993-71 Class PG
6.250%	07/25/2007	1,676,427	1,671,180

Pass-Through Securities — 0.1%
FNMA
8.000%	05/01/2013	134,391	135,289
FNMA
9.000%	10/01/2009	162,805	168,176

			303,465

			1,974,645

Government National Mortgage Association (GNMA) — 2.2%
Pass-Through Securities
GNMA
7.500%	08/15/2029	4,595,902	4,673,852
GNMA
8.000%
05/15/2001-11/15/2007		599,819	616,385

			5,290,237

U.S. Government Guaranteed Notes — 1.3%
1994-A Baxter Springs, KS
6.310%	08/01/2001	500,000	501,535
1994-A Detroit, MI
6.310%	08/01/2001	450,000	451,381
1994-A Jacksonville, FL
6.310%	08/01/2001	1,485,000	1,489,559
1994-A Los Angeles County, CA
6.310%	08/01/2001	225,000	225,691
1994-A Tacoma, WA
6.310%	08/01/2001	195,000	195,599
1994-A Trenton, NJ
6.310%	08/01/2001	145,000	145,445

			3,009,210

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $10,187,238)			10,692,398

TOTAL BONDS & NOTES (Cost $106,186,780)			104,464,599

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 56.0%
Commercial Paper
American Electric Power Co.
6.740%	01/03/2001	$ 3,020,000	$ 3,018,869
American Electric Power Co.
6.780%	01/03/2001	1,400,000	1,399,473
American Electric Power Co.
7.500%	02/12/2001	4,075,000	4,039,344
Appalachian Power Co.
8.150%	02/01/2001	4,480,000	4,448,559
Avnet, Inc.
6.950%	02/16/2001	3,670,000	3,637,408
Avnet, Inc.
6.970%	02/09/2001	3,920,000	3,890,401
Avnet, Inc.
7.130%	02/16/2001	330,000	326,994
Computer Associates International, Inc.
7.100%	02/23/2001	4,600,000	4,551,917
ConAgra, Inc.
6.770%	01/19/2001	7,540,000	7,514,477
ConAgra, Inc.
6.850%	01/05/2001	210,000	209,840
Eastman Chemical Co.
7.200%	03/01/2001	8,635,000	8,524,952
FedEx Corp.
6.900%	01/22/2001	5,295,000	5,273,688
FedEx Corp.
7.000%	01/31/2001	280,000	278,366
FedEx Corp.
7.200%	01/19/2001	1,090,000	1,086,076
Keyspan Corp.
6.830%	03/09/2001	7,180,000	7,076,688
Northern States Power Co.
6.270%	03/09/2001	2,615,000	2,577,373
Pentair, Inc.
6.850%	01/16/2001	2,320,000	2,313,378
Public Service Co. of Colorado
6.900%	01/23/2001	1,125,000	1,120,257
Public Service Electric and Gas Co.
7.100%	03/02/2001	7,870,000	7,768,083
Qwest Capital Funding, Inc.
7.450%	02/26/2001	9,895,000	9,780,328
Ryder System, Inc.
6.900%	02/09/2001	185,000	183,617
Ryder System, Inc.
6.990%	02/09/2001	175,000	173,675
Ryder System, Inc.
7.200%	03/15/2001	8,890,000	8,751,118
Ryder System, Inc.
7.380%	02/09/2001	121,000	120,033

		Principal Amount	Market Value

Safeway, Inc.
6.770%	01/05/2001	$ 5,000,000	$ 4,996,239
Solutia, Inc.
7.800%	01/12/2001	6,975,000	6,958,376
SuperValu, Inc.
6.830%	01/22/2001	965,000	961,155
SuperValu, Inc.
6.850%	02/06/2001	5,100,000	5,065,065
SuperValu, Inc.
6.870%	02/06/2001	325,000	322,767
SuperValu, Inc.
6.880%	02/06/2001	365,000	362,489
SuperValu, Inc.
6.900%	02/06/2001	600,000	595,860
TRW, Inc.
7.070%	03/13/2001	7,045,000	6,937,838
UOP
7.300%	03/13/2001	1,745,000	1,718,457
UOP
7.430%	02/14/2001	8,400,000	8,323,719
Washington Mutual Financial Corp.
6.720%	01/19/2001	370,000	368,757
Washington Mutual Financial Corp.
6.730%	01/18/2001	620,000	618,030
Washington Mutual Financial Corp.
6.750%	01/18/2001	2,060,000	2,053,434
Washington Mutual Financial Corp.
6.810%	02/28/2001	7,050,000	6,961,601
Washington Mutual Financial Corp.
7.850%	01/18/2001	350,000	348,703

TOTAL SHORT-TERM INVESTMENTS (Cost $134,723,991)			134,657,404

TOTAL INVESTMENTS — 99.5% (Cost $240,910,771)**			239,122,003

Other Assets/ (Liabilities) — 0.5%			1,243,512

NET ASSETS — 100.0%			$ 240,365,515

Notes to Portfolio of Investments

*	All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

**	Aggregate cost for Federal tax purposes. (Note 7).

†	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $106,186,780) (Note 2)	$104,464,599
Short-term investments, at value (cost $134,723,991) (Note 2 )	134,657,404

Total Investments	239,122,003
Cash	313
Receivables from:
Investments sold	6,197
Fund shares sold	260,127
Interest	1,697,010
Settlement of investments purchased on a forward commitment basis (Note 2)	9,062

Total assets	241,094,712

Liabilities:
Payables for:
Investments purchased	13,533
Fund shares repurchased	586,263
Directors’ fees and expenses (Note 3)	2,792
Affiliates (Note 3):
Investment management fees	82,517
Administration fees	32,271
Service fees	2,103
Accrued expenses and other liabilities	9,718

Total liabilities	729,197

Net assets	$240,365,515

Net assets consist of:
Paid-in capital	$243,131,243
Undistributed net investment income	35,835
Accumulated net realized loss on investments	(1,021,857)
Net unrealized depreciation on investments and forward commitments	(1,779,706)

$240,365,515

Net assets:
Class A	$ 5,359,078

Class L	$ 45,693,677

Class Y	$ 6,643,714

Class S	$182,669,046

Shares outstanding:
Class A	537,178

Class L	4,593,533

Class Y	665,339

Class S	18,245,280

Net asset value, offering price and redemption price per share:
Class A	$ 9.98

Class L	$ 9.95

Class Y	$ 9.99

Class S	$ 10.01

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 2000
Investment income: (Note 2)
Interest	$15,280,662

Expenses: (Note 2)
Investment management fees (Note 3)	911,472
Custody fees	24,867
Audit and legal fees	9,988
Directors’ fees (Note 3)	8,313

954,640
Administration fees (Note 3):
Class A	4,878
Class L	72,708
Class Y	5,563
Class S	233,438
Service fees (Note 3):
Class A	3,851

Total expenses	1,275,078

Net investment income	14,005,584

Realized and unrealized gain (loss):
Net realized loss on investment transactions and forward commitments	(943,445)
Net change in unrealized appreciation (depreciation) on investments and forward commitments	1,302,246

Net realized and unrealized gain	358,801

Net increase in net assets resulting from operations	$14,364,385

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 2000	Year ended December 31, 1999
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 14,005,584	$ 12,911,773
Net realized gain (loss) on investment transactions and forward commitments	(943,445)	291,880
Net change in unrealized appreciation (depreciation) on investments and forward commitments	1,302,246	(5,926,712)

Net increase in net assets resulting from operations	14,364,385	7,276,941

Distributions to shareholders (Note 2):
From net investment income:
Class A	(307,557)	(7,429)
Class L	(2,489,782)	(87,813)*
Class Y	(401,263)	(110,663)
Class S	(10,794,184)	(12,705,868)

Total distributions from net investment income	(13,992,786)	(12,911,773)

In excess of net investment income:
Class A	-	(1)
Class L	-	(10)*
Class Y	-	(13)
Class S	-	(1,450)

Total distributions in excess of net investment income	-	(1,474)

From net realized gains:
Class A	-	(174)
Class L	-	(1,874)*
Class Y	-	(2,352)
Class S	-	(272,917)

Total distributions from net realized gains	-	(277,317)

Net fund share transactions (Note 5):
Class A	5,427,530	9,336
Class L	45,089,849	1,601,579 *
Class Y	5,037,261	1,634,490
Class S	(30,164,164)	(66,799,674)

Increase (decrease) in net assets from net fund share transactions	25,390,476	(63,554,269)

Total increase (decrease) in net assets	25,762,075	(69,467,892)
Net assets:
Beginning of year	214,603,440	284,071,332

End of year (including undistributed net investment income of $35,835 and $0, respectively)	$240,365,515	$214,603,440

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 9.98	$10.31		$10.25

Income (loss) from investment operations:
Net investment income	0.63 ***	0.50	***	0.52 ***
Net realized and unrealized gain (loss) on investments	(0.03)	(0.24)		0.05

Total income (loss) from investment operations	0.60	0.26		0.57

Less distributions to shareholders:
From net investment income	(0.60)	(0.58)		(0.50)
In excess of net investment income	-	(0.00	)****	-
From net realized gains	-	(0.01)		(0.01)

Total distributions	(0.60)	(0.59)		(0.51)

Net asset value, end of period	$ 9.98	$ 9.98		$10.31

Total Return@	6.04%	2.51%		5.75%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 5,359	$ 134		$ 129
Net expenses to average daily net assets	0.99%	1.05%		1.20%
Net investment income to average daily net assets	6.08%	4.81%		4.95%
Portfolio turnover rate	55%	59%		44%

	Class L
	Year ended 12/31/00	Period ended 12/31/99+
Net asset value, beginning of period	$ 9.92	$10.42

Income (loss) from investment operations:
Net investment income	0.63 ***	0.38	***
Net realized and unrealized gain (loss) on investments	-	(0.23)

Total income (loss) from investment operations	0.63	0.15

Less distributions to shareholders:
From net investment income	(0.60)	(0.64)
In excess of net investment income	-	(0.00	)****
From net realized gains	-	(0.01)

Total distributions	(0.60)	(0.65)

Net asset value, end of period	$ 9.95	$ 9.92

Total Return@	6.37%	1.48%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$45,694	$1,524
Net expenses to average daily net assets	0.74%	0.75%	*
Net investment income to average daily net assets	6.14%	5.39%	*
Portfolio turnover rate	55%	59%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net realized gains is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Term Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 9.96	$ 10.31		$ 10.24

Income (loss) from investment operations:
Net investment income	0.65 ***	0.57	***	0.57 ***
Net realized and unrealized gain (loss) on investments	(0.01)	(0.27)		0.06

Total income (loss) from investment operations	0.64	0.30		0.63

Less distributions to shareholders:
From net investment income	(0.61)	(0.64)		(0.55)
In excess of net investment income	-	(0.00	)****	-
From net realized gains	-	(0.01)		(0.01)

Total distributions	(0.61)	(0.65)		(0.56)

Net asset value, end of period	$ 9.99	$ 9.96		$ 10.31

Total Return@	6.44%	3.04%		6.12%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 6,644	$ 1,808		$ 269
Net expenses to average daily net assets	0.58%	0.61%		0.74%
Net investment income to average daily net assets	6.26%	5.45%		5.40%
Portfolio turnover rate	55%	59%		44%

	Class S (1)
	Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96
Net asset value, beginning of period	$ 9.97	$ 10.30		$ 10.23	$ 10.11	$ 10.15

Income (loss) from investment operations:
Net investment income	0.63 ***	0.56	***	0.56	0.65 ***	0.60
Net realized and unrealized gain (loss) on investments	0.02	(0.24)		0.08	0.04	(0.03)

Total income (loss) from investment operations	0.65	0.32		0.64	0.69	0.57

Less distributions to shareholders:
From net investment income	(0.61)	(0.64)		(0.56)	(0.57)	(0.60)
In excess of net investment income	-	(0.00	)****	-	-	-
From net realized gains	-	(0.01)		(0.01)	0.00	(0.01)

Total distributions	(0.61)	(0.65)		(0.57)	(0.57)	(0.61)

Net asset value, end of period	$ 10.01	$ 9.97		$ 10.30	$ 10.23	$ 10.11

Total Return@	6.48%	3.10%		6.29%	6.84%	5.57%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$182,669	$211,137		$283,673	$200,268	$145,182
Ratio of expenses to average daily net assets:
Before expense waiver	0.54%	0.54%		0.55%	0.55%	0.55%
After expense waiver #	N/A	N/A		N/A	0.54%	0.52%
Net investment income to average daily net assets	6.15%	5.34%		5.58%	6.22%	6.00%
Portfolio turnover rate	55%	59%		44%	48%	61%

***	Per share amount calculated on the average shares method.
****	Distributions in excess of net realized gains is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Core Bond Fund?

The objective and policies of the Fund are to:
•	achieve a high total return consistent with prudent investment risk and the preservation of capital
•	invest primarily in a diversified portfolio of investment grade, fixed income securities
•	maintain duration in a targeted range from four to seven years
•	diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

How did the Fund perform during 2000?

It was a good year for bonds. For the 12 months ended December 31, 2000, the Fund’s Class S shares returned 10.99%, about in line with the 11.63% return of the Lehman Brothers Aggregate Bond Index.

What factors influenced the Fund’s performance?

The big story over the first half of the year was the upward trend in short-term interest rates. The Federal Reserve Board raised rates in February, March, and May in an effort to slow economic growth, contain inflation, and prevent excessive speculation in the stock market. That brought the total number of rate hikes to six since June 1999. Higher interest rates increased speculation that the economy might begin to slow, trimming corporate profits and triggering an increase in “credit events”—that is, defaults and other problems. Concern about corporate profits, in turn, caused spreads to widen.

Offsetting the upward trend in short-term interest rates to some extent was the downward direction of long-term rates, especially the 10- and 30-year bond yields. The primary influence at work in that case was the U.S. Treasury’s buyback program, which involved reducing issuance of new long-term Treasury securities and buying back large quantities of those already issued. The combination of upward pressure on short-term rates and downward pressure on longer rates produced an inverted yield curve, a situation in which short-term yields are higher than long-term yields.

The second half of the year began with investors unsure of the Fed’s next move. Although the economy began to show signs of slowing over the summer, many indicators still suggested robust growth. Reflecting these mixed signals, yields in short-term Treasury securities continued to edge higher in August and September, while those with intermediate and long maturities drifted lower. For its part, the Fed held the federal funds target rate and the discount rate steady at its August meeting.

In the fourth quarter, a number of clear trends emerged. Companies in a wide variety of sectors revised their fourth-quarter earnings forecasts sharply downward, while industrial production, consumer confidence, and other measures of economic activity deteriorated noticeably. Concerns about credit quality intensified, and spreads widened even further. Yields in most maturities fell sharply, providing the Fund with a large share of its gains for the year.

How did you respond to these events?

We reduced the Fund’s allocation of corporate bonds from approximately 44% at the end of 1999 to 37.3% in August. Much of this reduction occurred after the Fed’s 0.50% rate hike on May 16, when there was broad speculation that short-term interest rates had reached at least a temporary plateau and spreads narrowed substantially. We lightened up on corporates because we expected to see a good buying opportunity when the economy began to show a more obvious slowing trend. When spreads widened dramatically in the fourth quarter, we increased the Fund’s weighting of corporate securities to 41.2% at year end. Spreads at that time had widened to levels commonly seen during a recession, which we felt was an overreaction. Furthermore, the Fed shifted to an easing bias on December 19, meaning that it was inclined to lower rates. Lower interest rates would, we felt, improve the economic outlook and result in narrower spreads.

We concentrated our buying on A-rated corporate securities of higher-quality companies. Purchases included intermediate-term securities of Avnet, the world’s second-largest distributor of electronic components and computer products, consumer products giant Unilever, and Keyspan, the fourth-largest distributor of natural gas in the U.S.
MassMutual Core Bond Fund – Portfolio Manager Report (Continued)

Our allocation of corporate securities would have risen further by the end of the period had it not been for the heavy inflow of cash experienced by the Fund. The Fund’ s assets grew from $616 million on December 31, 1999, to $888 million on December 31, 2000. In December 2000 alone, our assets grew by over $70 million. Much of this money was parked in short-term money market securities while we searched for suitably attractive opportunities to invest in.

What is your outlook?

Given the extreme levels reached by spreads toward the end of the period and the Fed’s apparent willingness to keep the economy from deteriorating further, we are cautiously optimistic about corporate securities and will look to increase our holdings further on any weakness in the sector. The focus will continue to be on solid companies and securities with high credit quality ratings. A softening economy is no time to take unnecessary risks. Mortgage-backed securities will be a secondary area of emphasis, since spreads in that sector widened along with those of corporates and should do well in an environment of stable or gently falling interest rates.

MassMutual Core Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Core Bond Fund Class S, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Corporate Bond Index

MassMutual Core Bond Fund
Total Return
	One Year 1/1/00-12/31/00	Five Year Average Annual 1/1/96-12/31/00	Since Inception Average Annual 10/3/94-12/31/00

Class S	10.99%	5.86%	7.68%

Lehman Brothers
Aggregate Bond Index*	11.63%	6.46%	8.09%

Lehman Brothers
Government/ Corporate Bond Index	11.85%	6.23%	8.01%

Hypothetical Investments in MassMutual Core Bond Fund Class A and Class Y, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Corporate Bond Index

MassMutual Core Bond Fund
Total Return
	One Year 1/1/00-12/31/00	Since Inception Average Annual 1/1/98-12/31/00

Class A	10.62%	5.16%

Class Y	11.01%	5.54%

Lehman Brothers
Aggregate Bond Index*	11.63%	6.36%

Lehman Brothers
Government/ Corporate Bond Index	11.85%	6.21%

Hypothetical Investments in MassMutual Core Bond Fund Class L, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Corporate Bond Index

MassMutual Core Bond Fund
Total Return
	One Year 1/1/00-12/31/00	Since Inception Average Annual 5/3/99-12/31/00

Class L	10.85%	5.40%

Lehman Brothers
Aggregate Bond Index*	11.63%	6.41%
Lehman Brothers
Government/ Corporate Bond Index	11.85%	6.17%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
* The Lehman Brothers Aggregate Bond Index, an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Corporate Bond Index and the Mortgage-Backed Securities Index, is replacing the Lehman Brothers Government/Corporate Bond Index as the Core Bond Fund’s performance benchmark. The Lehman Brothers Aggregate Bond Index is a broader measure of the U.S. dollar-denominated investment grade fixed income market and includes government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities. It is therefore expected to be a better benchmark comparison of the Fund’s performance. The Index figures do not reflect any fees or expenses.

MassMutual Core Bond Fund – Portfolio of Investments

December 31, 2000

		Principal Amount	Market Value

BONDS & NOTES — 81.0%
ASSET BACKED SECURITIES — 3.8%
America West Airlines, Inc. 1996-1, Class A
6.850%	01/02/2011	$ 4,176,216	$ 4,172,875
California Infrastructure SCE-1, 1997-1, Class A5
6.280%	09/25/2005	700,000	705,873
California Infrastructure SDG&E-1,1997-1, Class A5
6.190%	09/25/2005	500,000	500,685
Case Equipment Loan Trust 1998-A, Class A4
5.830%	02/15/2005	2,204,904	2,201,376
Caterpillar Financial Asset Trust, 1997-B, Class A3
6.160%	09/25/2003	449,821	449,767
Chase Manhattan Auto Owner Trust 1998-A, Class A4
5.800%	12/16/2002	2,975,689	2,971,553
Chase Manhattan RV Owner Trust 1997-A, Class A7
6.140%	10/16/2006	3,883,929	3,883,704
Community Program Loan Trust, 1987-A, Class A4
4.500%	10/01/2018	1,265,910	1,161,006
Metlife Capital Equipment Loan Trust Series 1997-A, Class A
6.850%	05/20/2008	2,164,969	2,206,211
Peco Energy Transition Trust Series 1999-A, Class A6
6.050%	03/01/2009	2,300,000	2,281,646
Peco Energy Transition Trust Series 1999-A, Class A7
6.130%	03/01/2009	1,200,000	1,184,796
Premier Auto Trust Series 1998-4, Class A3
5.690%	06/08/2002	1,994,834	1,992,341
Premier Auto Trust Series 1998-5, Class A3
5.070%	07/08/2002	1,043,250	1,038,196
Railcar Trust No. 1992-1, Class A
7.750%	06/01/2004	790,722	809,723
		Principal Amount	Market Value

Rental Car Finance Corp. Series 1999- 1A, Class A†
5.900%	02/25/2007	$ 2,000,000	$ 1,957,436
Textron Financial Corporation Series 1998-A, Class A2†
5.890%	01/15/2005	3,495,358	3,490,954
Travelers Funding Limited Series 1A, Class A1†
6.300%	02/18/2014	3,100,000	2,912,915

TOTAL ASSET BACKED SECURITIES (Cost $34,114,160)			33,921,057

CORPORATE DEBT — 41.2%
AirTouch Communications, Inc.
7.500%	07/15/2006	3,000,000	3,069,630
Alcan Aluminum Limited
6.250%	11/01/2008	2,500,000	2,394,952
American Airlines, Inc. 1994-A Pass Through Trusts, Class A4*
9.780%	11/26/2011	1,611,145	1,745,885
American General Finance Corp.
5.750%	11/01/2003	2,000,000	1,967,920
Anheuser-Busch Companies, Inc.
6.800%	01/15/2031	5,000,000	4,991,700
Arrow Electronics, Inc.†
8.700%	10/01/2005	3,000,000	3,079,244
Arrow Electronics, Inc.†
9.150%	10/01/2010	2,000,000	1,927,832
Associates Corp. of North America
6.750%	08/01/2001	2,000,000	2,006,540
Associates Corp. of North America*
7.875%	09/30/2001	1,500,000	1,518,180
AT&T—Liberty Media Group
8.250%	02/01/2030	5,300,000	4,835,407
Avnet, Inc.
8.200%	10/17/2003	3,590,000	3,580,594
Barrick Gold Corp.
7.500%	05/01/2007	4,000,000	4,036,920
		Principal Amount	Market Value

BellSouth Capital Funding Corp.*
7.750%	02/15/2010	$ 5,000,000	$ 5,295,400
BHP Finance (USA) Limited
6.420%	03/01/2026	3,500,000	3,495,310
Boeing Capital Corp.
7.100%	09/27/2005	2,000,000	2,086,180
Bombardier Capital, Inc.†
6.000%	01/15/2002	4,000,000	3,982,272
Boston Scientific Corp.
6.625%	03/15/2005	6,300,000	5,586,966
Capitol Records, Inc.†
8.375%	08/15/2009	5,500,000	5,888,492
Champion International Corp.
6.400%	02/15/2026	2,500,000	2,446,500
The CIT Group, Inc.
5.500%	02/15/2004	4,000,000	3,809,120
The Columbia Gas System, Inc.
6.610%	11/28/2002	3,000,000	3,021,480
Comcast Cable Communications, Inc.
8.375%	05/01/2007	2,500,000	2,712,150
Commercial Credit Co.*
7.750%	03/01/2005	3,000,000	3,152,310
ConAgra, Inc.
7.000%	10/01/2028	3,000,000	2,837,550
Continental Airlines, Inc., Series 1996-2B
8.560%	07/02/2014	1,584,230	1,689,204
Continental Airlines, Inc., Series 1996-B
7.820%	10/15/2013	1,730,636	1,768,731
Cox Communications, Inc.
7.750%	11/01/2010	4,673,000	4,837,443
Crown Cork & Seal Co., Inc.
6.750%	12/15/2003	3,550,000	1,925,875
Crown Cork & Seal Co., Inc.
7.125%	09/01/2002	3,300,000	2,095,500
CSX Corp.
7.050%	05/01/2002	3,000,000	3,020,970
CSX Corp.
7.250%	05/01/2027	4,000,000	3,994,160
Delta Air Lines, Inc.
7.379%	05/18/2010	3,340,000	3,443,674
Dominion Resources, Inc.
7.820%	09/15/2004	3,200,000	3,302,176

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

Donnelley (R.R.) & Sons Co.
6.625%	04/15/2029	$ 3,750,000	$ 3,152,475
Dover Corp.
6.250%	06/01/2008	2,000,000	1,918,500
Duke Capital Corp.
7.500%	10/01/2009	3,850,000	4,034,646
Duke Energy Field Services Corp.
7.875%	08/16/2010	3,000,000	3,193,650
Emerald Investment Grade CBO Limited†
7.210%	05/24/2011	3,000,000	3,000,000
Emerson Electric Co.
7.125%	08/15/2010	4,835,000	5,061,423
ERAC USA Finance Co.†
6.750%	05/15/2007	4,500,000	4,262,985
FBG Finance Limited†
7.875%	06/01/2016	3,000,000	3,240,990
Ford Motor Credit Corp.*
7.375%	10/28/2009	7,000,000	6,982,360
General American Transportation Corp.
6.750%	03/01/2006	3,000,000	2,850,330
General Electric Capital Corp.
8.750%	05/21/2007	1,500,000	1,706,970
General Electric Capital Corp. Series MTNA
5.500%	04/15/2002	5,600,000	5,568,360
General Mills, Inc.
8.900%	06/15/2006	2,250,000	2,563,200
The Goldman Sachs Group, L.P.†
6.200%	02/15/2001	2,500,000	2,498,100
Goodyear Tire & Rubber Co.
8.500%	03/15/2007	3,535,000	3,080,926
Halliburton Co.
5.625%	12/01/2008	2,750,000	2,590,310
Hearst-Argyle Television, Inc.
7.000%	11/15/2007	2,000,000	1,966,360
Heller Financial, Inc.
6.250%	03/01/2001	2,500,000	2,497,075
Heller Financial, Inc.
7.375%	11/01/2009	2,500,000	2,502,700
Hershey Foods Corp.*
7.200%	08/15/2027	5,000,000	4,934,150
Houghton Mifflin Co.
7.000%	03/01/2006	2,325,000	2,360,340
Household Finance Corp.
6.500%	11/15/2008	2,400,000	2,298,264
ICI Wilmington, Inc.
7.050%	09/15/2007	2,000,000	1,911,620

		Principal Amount	Market Value

IMC Global, Inc.
6.625%	10/15/2001	$ 3,000,000	$ 2,944,050
IMCERA Group, Inc.*
6.000%	10/15/2003	1,000,000	973,910
Interpool, Inc.
7.350%	08/01/2007	2,000,000	1,501,258
Interpublic Group Cos., Inc.
7.875%	10/15/2005	4,000,000	4,085,040
KeySpan Corp.
7.250%	11/15/2005	5,500,000	5,718,790
Kimco Realty Corp. Series MTNB
7.860%	11/01/2007	3,700,000	3,799,513
Koninklijke KPN NV†
8.000%	10/01/2010	3,500,000	3,272,941
The Kroger Co.
7.000%	05/01/2018	1,800,000	1,686,474
Lafarge Corp.
6.375%	07/15/2005	2,000,000	1,901,260
LASMO (USA), Inc.
6.750%	12/15/2007	5,000,000	4,885,575
Leucadia National Corp.
7.750%	08/15/2013	2,500,000	2,362,925
Marsh & McLennan Companies, Inc.
7.125%	06/15/2009	2,000,000	2,035,440
Meritor Automotive, Inc.
6.800%	02/15/2009	4,000,000	2,612,080
Midway Airlines Corp. Pass Through Certificates Class B
8.140%	01/02/2013	2,686,300	2,578,795
Millipore Corp.
7.500%	04/01/2007	3,750,000	3,656,137
Mobil Corp.*
8.625%	08/15/2021	4,500,000	5,453,100
Morgan Stanley Dean Witter & Co.
5.625%	01/20/2004	5,500,000	5,396,985
Motorola, Inc.
6.500%	11/15/2028	5,000,000	4,202,900
Newmont Mining Corp.*
8.625%	04/01/2002	2,000,000	2,027,260
News America Holdings, Inc.
9.250%	02/01/2013	3,000,000	3,214,020
Norfolk Southern Corp.*
7.050%	05/01/2037	5,000,000	5,079,500
Norsk Hydro ASA†
8.750%	10/23/2001	500,000	508,724
North Finance (Bermuda) Limited†
7.000%	09/15/2005	2,000,000	2,041,880

		Principal Amount	Market Value

Pepsi Bottling Holdings, Inc.*†
5.625%	02/17/2009	$ 2,000,000	$ 1,907,118
Raytheon Co.
6.750%	08/15/2007	2,500,000	2,485,050
Reliant Energy Resources Corp.†
8.125%	07/15/2005	4,750,000	4,964,762
Republic Services, Inc.
7.125%	05/15/2009	3,750,000	3,582,480
Ryder System, Inc.
6.600%	11/15/2005	3,800,000	3,611,368
Scholastic Corp.
7.000%	12/15/2003	3,000,000	3,027,990
The Charles Schwab Corp.
6.250%	01/23/2003	2,500,000	2,491,926
Sears Roebuck Acceptance Corp.
6.750%	09/15/2005	3,500,000	3,446,380
Solutia, Inc.
6.720%	10/15/2037	3,570,000	3,313,103
Sprint Capital Corp.
6.125%	11/15/2008	2,000,000	1,798,840
Sprint Capital Corp.
6.900%	05/01/2019	2,000,000	1,678,840
SuperValu, Inc.
7.875%	08/01/2009	7,000,000	6,984,180
Telefonica Europe BV
7.350%	09/15/2005	3,900,000	3,932,464
Texaco, Inc.
5.500%	01/15/2009	5,000,000	4,763,510
Texaco, Inc.
8.500%	02/15/2003	2,500,000	2,622,800
Thomas & Betts Corp.*
8.250%	01/15/2004	2,500,000	2,282,700
Time Warner, Inc. Pass- Thru Asset Trust 1997-1†
6.100%	12/30/2001	4,000,000	3,981,760
Times Mirror Co.
7.450%	10/15/2009	3,600,000	3,718,270
TRW, Inc.
8.750%	05/15/2006	6,000,000	5,994,378
TTX Co.†
6.290%	05/15/2002	5,000,000	4,988,820
Tyco International Group SA
6.250%	06/15/2003	4,000,000	3,961,208
Unilever Capital Corp.
6.750%	11/01/2003	3,100,000	3,156,606
Union Tank Car Co.
6.790%	05/01/2010	4,800,000	4,625,921
United Air Lines, Inc.
10.110%	02/19/2006	659,119	692,147
United Technologies Corp.
7.125%	11/15/2010	5,000,000	5,275,800
US Air, Inc., Class B
7.500%	04/15/2008	1,342,962	1,292,749

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

US West Capital Funding Corp.
6.125%	07/15/2002	$ 2,000,000	$ 1,982,180
Verizon Global Funding Corp.†
7.250%	12/01/2010	5,000,000	5,104,700
Vulcan Materials Co.
6.000%	04/01/2009	4,000,000	3,754,158
Westvaco Corp.
8.400%	06/01/2007	3,750,000	3,984,450
Worldcom, Inc.†
7.375%	01/15/2006	5,000,000	5,027,650
WPP Finance (USA) Corp.
6.625%	07/15/2005	3,275,000	3,231,881

TOTAL CORPORATE DEBT (Cost $369,318,494)			365,326,747

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.6%
Collateralized Mortgage Obligations
Asset Securitization Corp. Series 1995- MD4, Class A1
7.100%	08/13/2029	6,098,030	6,299,594
CS First Boston Mortgage Securities Corp. Series 1998- C2, Class A1
5.960%	12/15/2007	2,630,378	2,611,421
Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A1
6.310%	11/15/2026	3,492,549	3,489,444
Prudential Home Mortgage Securities 1993-26 Class A6
6.750%	07/25/2008	2,214,984	2,212,902
Residential Funding Mortgage Securities I Series 1998-S9, Class 1A1
6.500%	04/25/2013	2,005,597	1,973,006
Salomon Brothers Mortgage Securities 1997-TZH, Class B†
7.491%	03/25/2022	3,000,000	3,065,880
Starwood Commercial Mortgage Trust Series 1999-C1A, Class B†
6.920%	02/05/2009	3,000,000	3,008,058

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $22,861,471)			22,660,305

		Principal Amount	Market Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS — 11.2%
Federal Home Loan Mortgage Corporation (FHLMC) — 4.2%
Collateralized Mortgage Obligations — 1.1%
FHLMC Series 1322 Class G
7.500%	02/15/2007	$ 641,500	$ 646,510
FHLMC Series 1337 Class D
6.000%	08/15/2007	1,000,000	991,560
FHLMC Series 1460 Class H
7.000%	05/15/2007	2,000,000	2,035,000
FHLMC Series 1490 Class PJ
6.000%	05/15/2007	401,378	400,247
FHLMC Series 1667, Class PE
6.000%	03/15/2008	5,000,000	4,987,500
FHLMC Series B Class 3
12.500%	09/30/2013	58,638	63,876
FHLMC Series W067 Class A
6.420%	12/01/2005	758,692	770,072

			9,894,765

Pass-Through Securities — 3.1%
FHLMC
8.000%	03/01/2015- 08/01/2015	23,539,256	24,274,857
FHLMC
8.250%	05/01/2017	1,218,267	1,241,805
FHLMC
8.500%	11/01/2025	2,066,395	2,137,417
FHLMC
9.000%	03/01/2017	115,976	121,232

			27,775,311

			37,670,076

Federal National Mortgage Association (FNMA) — 4.8%
Collateralized Mortgage Obligations — 1.8%
FNMA Series 1989-20 Class A
6.750%	04/25/2018	3,687,254	3,730,690
FNMA Series 1993-134 Class GA
6.500%	02/25/2007	5,000,000	5,001,550
FNMA Series 1993-221 Class D
6.000%	12/25/2008	2,500,000	2,500,775
FNMA Series 1994-43 Class PE
6.000%	12/25/2019	47,527	47,334
FNMA Series 1996-54 Class C
6.000%	09/25/2008	5,000,000	4,959,350

			16,239,699

		Principal Amount	Market Value

Pass-Through Securities — 3.0%
FNMA
6.000%	10/01/2028- 02/01/2029	$ 11,596,210	$ 11,229,840
FNMA
6.500%	11/01/2028	12,275,920	12,114,860
FNMA
8.000%	05/01/2013	89,594	90,193
FNMA
8.500%	08/01/2026	3,158,581	3,274,059

			26,708,952

			42,948,651

Government National Mortgage Association (GNMA) — 2.2%
Pass-Through Securities
GNMA
7.000%	08/15/2023- 11/15/2023	3,051,720	3,074,607
GNMA
7.500%	01/15/2017- 06/15/2017	4,045,639	4,140,889
GNMA
8.000%	02/15/2004- 08/20/2030	9,223,264	9,471,045
GNMA
8.500%	10/15/2024	2,672,978	2,760,652
GNMA
9.000%	12/15/2004- 10/15/2009	106,180	109,782

			19,556,975

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $99,009,880)			100,175,702

U.S. TREASURY OBLIGATIONS — 22.2%
U.S. Treasury Bonds — 8.3%
U.S. Treasury Bond
7.125%	02/15/2023	10,000,000	11,915,600
U.S. Treasury Bond*
7.500%	11/15/2016	26,545,000	31,994,954
U.S. Treasury Bond*
8.875%	08/15/2017	21,800,000	29,630,996

			73,541,550

U.S. Treasury Notes — 13.9%
U.S. Treasury Note
5.500%	05/15/2009	24,115,000	24,597,300
U.S. Treasury Note
6.500%	10/15/2006	69,105,000	73,748,165
U.S. Treasury Note
6.875%	05/15/2006	2,000,000	2,163,440
U.S. Treasury Note
7.500%	02/15/2005	21,100,000	22,942,874

			123,451,779

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

TOTAL U.S. TREASURY OBLIGATIONS (Cost $186,938,937)			$ 196,993,329

TOTAL BONDS & NOTES (Cost $712,242,942)			719,077,140

SHORT-TERM INVESTMENTS — 31.1%
Cash Equivalents — 14.0%
AT&T**
6.730%	07/19/2001	$ 148,297	148,297
Banc One Bank Note**
6.800%	07/02/2001	2,528,320	2,528,320
Bank of America Bank Note**
6.670%	03/22/2001	2,528,319	2,528,319
Bank of Montreal Eurodollar Time Deposit**
6.560%	01/05/2001	11,798,827	11,798,827
Credit Agricole Bank Eurodollar Time Deposit**
6.600%	01/05/2001	30,339,842	30,339,842
First Union Bank Note**
6.670%	05/09/2001	2,528,323	2,528,323
Fleet National Bank Note**
6.850%	04/30/2001	984,001	984,001
HypoVereinsbank Eurodollar Time Deposit**
6.650%	01/10/2001	5,899,414	5,899,414
Merrimac Money Market Fund**
6.500%	01/02/2001	13,810,009	13,810,009
MetLife Insurance Company Funding Agreement**
6.870%	08/01/2001	15,000,000	15,000,000
Morgan Stanley Dean Witter & Co.**
6.650%	09/14/2001	5,056,640	5,056,640
Morgan Stanley Dean Witter & Co.**
6.660%	01/16/2001	11,998,171	11,998,171
Paribas Bank Eurodollar Time Deposit**
6.690%	01/11/2001	16,330,513	16,330,513
Toronto Dominion Eurodollar Time Deposit**
6.720%	01/04/2001	5,899,414	5,899,414

			124,850,090

		Principal Amount	Market Value

Commercial Paper — 17.1%
American Electric Power Co.
7.900%	01/17/2001	$ 9,250,000	$ 9,217,522
Appalachian Power Co.
8.050%	01/04/2001	8,685,000	8,679,174
Appalachian Power Co.
8.300%	01/16/2001	15,000,000	14,948,125
Avnet, Inc.
8.000%	01/08/2001	5,425,000	5,416,561
Computer Associates International, Inc.
7.430%	02/15/2001	6,315,000	6,256,350
ConAgra, Inc.
7.570%	01/17/2001	6,000,000	5,979,813
Countrywide Home Loans, Inc.
6.570%	01/18/2001	6,085,000	6,066,121
Cox Communications, Inc.
7.450%	01/19/2001	6,000,000	5,977,650
Cox Communications, Inc.
7.900%	01/09/2001	5,000,000	4,991,222
Eastman Chemical Co.
7.420%	01/12/2001	5,000,000	4,988,664
Eastman Chemical Co.
7.650%	01/10/2001	4,775,000	4,765,868
Florida Power Corp.
6.750%	01/16/2001	6,000,000	5,983,125
Litton Industries, Inc.
7.850%	01/02/2001	2,995,000	2,994,347
Litton Industries, Inc.
7.850%	01/05/2001	5,745,000	5,739,989
Pearson, Inc.
7.930%	01/19/2001	5,395,000	5,373,609
Ryder System, Inc.
7.700%	01/24/2001	7,575,000	7,537,735
Textron Financial Corp.
6.530%	01/22/2001	9,035,000	9,000,584
TRW, Inc.
8.000%	01/18/2001	15,000,000	14,943,333
UOP
7.500%	01/31/2001	6,000,000	5,962,500
Viacom, Inc.
7.750%	01/03/2001	4,495,000	4,493,065
Washington Mutual Financial Corp.
7.350%	02/12/2001	5,300,000	5,254,553
Washington Mutual Financial Corp.
7.450%	01/11/2001	7,240,000	7,225,017

			151,794,927

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)			276,645,017

Market Value

TOTAL INVESTMENTS — 112.1% (Cost $988,887,959)***	$ 995,722,157

Other Assets/ (Liabilities) — (12.1%)	(107,468,226)

NET ASSETS — 100.0%	$ 888,253,931

Notes to Portfolio of Investments
*	All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $712,242,942) (Note 2)	$ 719,077,140
Short-term investments, at amortized cost (Note 2)	276,645,017

Total Investments	995,722,157
Cash	282,689
Receivables from:
Investments sold	295,285
Fund shares sold	6,652,680
Interest	11,294,821
Settlement of investments purchased on a commitment basis (Note 2)	488,786

Total assets	1,014,736,418

Liabilities:
Payables for:
Investments purchased	326,996
Fund shares repurchased	845,968
Securities on loan (Note 2)	124,850,090
Directors’ fees and expenses (Note 3)	2,958
Affiliates (Note 3):
Investment management fees	345,413
Administration fees	80,765
Service fees	5,264
Accrued expenses and other liabilities	25,033

Total liabilities	126,482,487

Net assets	$ 888,253,931

Net assets consist of:
Paid-in capital	$ 887,094,778
Undistributed net investment income	803,749
Accumulated net realized loss on investments and forward commitments	(6,967,580)
Net unrealized appreciation (depreciation) on investments and forward commitments	7,322,984

$ 888,253,931

Net assets:
Class A	$ 13,435,242

Class L	$ 66,685,970

Class Y	$ 49,578,643

Class S	$ 758,554,076

Shares outstanding:
Class A	1,261,966

Class L	6,257,435

Class Y	4,642,913

Class S	70,861,712

Net asset value, offering price and redemption price per share:
Class A	$ 10.65

Class L	$ 10.66

Class Y	$ 10.68

Class S	$ 10.70

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 2000
Investment income: (Note 2)
Interest (including securities lending income of $191,511)	$47,542,436

Expenses: (Note 2)
Investment management fees (Note 3)	3,271,339
Custody fees	69,092
Audit and legal fees	24,660
Directors’ fees (Note 3)	8,513

3,373,604
Administration fees (Note 3):
Class A	12,032
Class L	90,821
Class Y	35,835
Class S	579,168
Service fees (Note 3):
Class A	10,259

Total expenses	4,101,719

Net investment income	43,440,717

Realized and unrealized gain (loss):
Net realized gain on investment transactions and forward commitments	1,055,076
Net change in unrealized appreciation (depreciation) on investments and forward commitments	29,666,877

Net realized and unrealized gain	30,721,953

Net increase in net assets resulting from operations	$74,162,670

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 2000	Year ended December 31, 1999
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 43,440,717	$ 38,476,527
Net realized gain (loss) on investment transactions and forward commitments	1,055,076	(7,813,872)
Net change in unrealized appreciation (depreciation) on investments and forward commitments	29,666,877	(43,678,928)

Net increase (decrease) in net assets resulting from operations	74,162,670	(13,016,273)

Distributions to shareholders (Note 2):
From net investment income:
Class A	(626,893)	(35,668)
Class L	(3,036,758)	(145,284)*
Class Y	(2,429,565)	(1,199,642)
Class S	(37,158,889)	(36,453,705)

Total distributions from net investment income	(43,252,105)	(37,834,299)

In excess of net investment income:
Class A	-	(107)
Class L	-	(145)*
Class Y	-	(2,717)
Class S	-	(490,472)

Total distributions in excess of net investment income	-	(493,441)

From net realized gains:
Class A	-	(52)
Class L	-	(69)*
Class Y	-	(1,298)
Class S	-	(234,456)

Total distributions from net realized gains	-	(235,875)

Net fund share transactions (Note 5):
Class A	12,970,167	472,018
Class L	63,282,033	2,505,877 *
Class Y	29,765,831	20,271,088
Class S	134,915,177	(65,259,795)

Increase (decrease) in net assets from net fund share transactions	240,933,208	(42,010,812)

Total increase (decrease) in net assets	271,843,773	(93,590,700)

Net assets:
Beginning of year	616,410,158	710,000,858

End of year (including undistributed net investment income of $803,749 and $604,525, respectively)	$888,253,931	$616,410,158

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98†

Net asset value, beginning of period	$ 10.12	$ 11.06		$ 10.85

Income (loss) from investment operations:
Net investment income	0.65 ***	0.62	***	0.59 ***
Net realized and unrealized gain (loss) on investments	0.42	(0.89)		0.25

Total income (loss) from investment operations	1.07	(0.27)		0.84

Less distributions to shareholders:
From net investment income	(0.54)	(0.66)		(0.52)
From net realized gains	-	(0.01)		(0.11)
In excess of net realized gains	-	(0.00	)****	-

Total distributions	(0.54)	(0.67)		(0.63)

Net asset value, end of period	$ 10.65	$ 10.12		$ 11.06

Total Return@	10.62%	(2.43)%		7.75%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 13,435	$ 576		$ 141
Net expenses to average daily net assets	1.04%	1.07%		1.20%
Net investment income to average daily net assets	6.02%	5.70%		5.26%
Portfolio turnover rate	39%	61%		51%

	Class L
	Year ended 12/31/00	Period ended 12/31/99+
Net asset value, beginning of period	$ 10.11	$ 10.97

Income (loss) from investment operations:
Net investment income	0.66 ***	0.44	***
Net realized and unrealized gain (loss) on investments	0.44	(0.61)

Total income (loss) from investment operations	1.10	(0.17)

Less distributions to shareholders:
From net investment income	(0.55)	(0.68)
From net realized gains	-	(0.01)
In excess of net realized gains	-	(0.00	)****

Total distributions	(0.55)	(0.69)

Net asset value, end of period	$ 10.66	$ 10.11

Total Return@	10.85%	(1.52)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 66,686	$ 2,361
Net expenses to average daily net assets	0.79%	0.80%	*
Net investment income to average daily net assets	6.21%	6.11%	*
Portfolio turnover rate	39%	61%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net realized gains are less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total Return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 10.12	$ 11.06		$ 10.86

Income (loss) from investment operations:
Net investment income	0.68 ***	0.68	***	0.65 ***
Net realized and unrealized gain (loss) on investments	0.43	(0.92)		0.25

Total income (loss) from investment operations	1.11	(0.24)		0.90

Less distributions to shareholders:
From net investment income	(0.55)	(0.69)		(0.59)
From net realized gains	-	(0.01)		(0.11)
In excess of net realized gains	-	(0.00	)****	-

Total distributions	(0.55)	(0.70)		(0.70)

Net asset value, end of period	$ 10.68	$ 10.12		$ 11.06

Total Return@	11.01%	(2.16)%		8.25%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 49,579	$ 19,471		$ 400
Net expenses to average daily net assets	0.64%	0.65%		0.74%
Net investment income to average daily net assets	6.37%	6.29%		5.73%
Portfolio turnover rate	39%	61%		51%

	Class S (1)
	Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96
Net asset value, beginning of period	$ 10.14	$ 11.06		$ 10.81	$ 10.45	$ 10.75

Income (loss) from investment operations:
Net investment income	0.68 ***	0.66	***	0.67 ***	0.69 ***	0.67 ***
Net realized and unrealized gain (loss) on investments	0.43	(0.89)		0.24	0.33	(0.37)

Total income (loss) from investment operations	1.11	(0.23)		0.91	1.02	0.30

Less distributions to shareholders:
From net investment income	(0.55)	(0.68)		(0.56)	(0.64)	(0.54)
From net realized gains	-	(0.01)		(0.10)	(0.02)	(0.06)
In excess of net realized gains	-	(0.00	)****	-	-	-

Total distributions	(0.55)	(0.69)		(0.66)	(0.66)	(0.60)

Net asset value, end of period	$ 10.70	$ 10.14		$ 11.06	$ 10.81	$ 10.45

Total Return@	10.99%	(2.08)%		8.44%	9.78%	2.80%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$758,554	$594,002		$709,459	$455,931	$356,699
Ratio of expenses to average daily net assets:
Before expense waiver	0.59%	0.57%		0.55%	0.55%	0.56%
After expense waiver #	N/A	N/A		N/A	0.54%	0.51%
Net investment income to average daily net assets	6.38%	6.07%		5.92%	6.34%	6.26%
Portfolio turnover rate	39%	61%		51%	54%	54%

***	Per share amount calculated on the average shares method.
****	Distributions in excess of net realized gains are less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997 .
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total Return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Diversified Bond Fund?

The objective and policies of the Fund are to:
•	achieve a high total return consistent with prudent investment risk and the preservation of capital
•	invest in a diversified portfolio of fixed income securities across the credit quality spectrum, including investment grade and high-yield issues
•	maintain duration roughly comparable to that of the Lehman Brothers Intermediate Aggregate Bond Index, with overall credit quality of at least BBB
•	diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

How did the Fund perform during 2000?

For the 12 months ended December 31, 2000, the Fund’s Class S shares returned 7.19%, trailing the 10.63% return of the Lehman Brothers Intermediate Aggregate Bond Index.

What factors influended the Fund's performance?

 It was a tale of two bond markets, with strong performance in most fixed-income asset classes but negative returns in high-yield securities. The gains came in spite of three increases in short-term interest rates by the Federal Reserve Board in the first half of the year. The Fed had been concerned about an overheating economy and a resurgence of inflation. Offsetting this upward pressure on short-term rates to some extent was the Treasury’s buyback program, which limited the supply of new longer-term Treasury securities and reduced the supply of those already issued. Increased demand and diminished supply brought down yields and boosted prices in intermediate and longer-term securities. The result was an inverted yield curve, a situation in which securities with shorter maturities yield more than those at the longer end of the yield curve. Reflecting these conditions, the Fund had a modest positive return by mid-year. Treasury securities were the best performing asset class for most of the first half, although corporates enjoyed a strong rally following the Fed’s final rate hike on May 16.

In the second half of the year, the Fed left interest rates unchanged. However, there was a significant slowing in the economy, especially in the fourth quarter. Company after company issued earnings warnings, and a variety of economic indicators pointed to rapidly slowing industrial and consumer activity. As a result, yields across virtually all maturities fell sharply and prices rose, providing the Fund with most of its gains for the year. In the corporate sector, however, gains were limited to the Fund’s higher-quality holdings. Fear of deterioration in corporate finances caused spreads to widen substantially and prompted investors to sell high-yield investments, which were a drag on the Fund’s performance during the period. During periods of rising credit risk, junk bonds are typically the sector most vulnerable to defaults and other credit events.

How was the fund positioned during the second half of the period?

The most important development was an increase in the Fund’s allocation of corporate securities from 28.3% on June 30 to 35.8% on December 31. At the same time, money market securities declined to 6.3% at the end of the year after getting as high as 12.0% on August 31. We had built up our cash position in anticipation of a slowing economy, which we thought would result in wider spreads and a good buying opportunity. When that scenario came to pass in the fourth quarter, we purchased corporate securities, primarily A-rated or better. At the same time, we decreased the Fund’s exposure to high-yield securities. In December, we reversed this trend somewhat because spreads had widened to levels normally associated with a recession. At that point we felt that the pessimism had been overdone, so we slightly reduced the Fund’s allocation of higher-quality bonds, which stood at 62.1% of assets on December 31. B-rated securities were 4.0% of assets on June 30 and dipped to 1.9% at the end of November before rising to 4.2% at year-end.

What is your outlook?

On December 19 the Fed moved directly to an easing bias from a tightening bias, bypassing a neutral position on interest rates. This action underscored how dramatically economic activity cooled in the second half of 2000. With the Fed inclined to lower rates, the outlook for most fixed-income securities appears promising. If the Fed can stay ahead of the curve and bring the economy safely to a soft landing, corporate spreads should narrow considerably. In a period of slower growth, however, credit analysis will continue to be important. Furthermore, there is always the chance that the economy will slip into a recession. If that should happen, spreads would likely continue to widen, hurting all spread product, particularly high-yield securities.

MassMutual Diversified Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Diversified Bond Fund Class S, Class A, Class Y, Class L and the Lehman Brothers Intermediate Aggregate Bond Index

MassMutual Diversified Bond Fund
Total Return
	One Year 1/1/00 - 12/31/00	Since Inception Average Annual 5/3/99 - 12/31/00

Class S	7.19%	4.10%
Class A	6.81%	3.69%
Class Y	7.15%	4.07%
Class L	6.99%	3.90%

Lehman Brothers
Intermediate	10.63%	6.46%
Aggregate Bond Index

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Intermediate Aggregate Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
MassMutual Diversified Bond Fund – Portfolio of Investments

December 31, 2000

		Principal Amount	Market Value

BONDS & NOTES — 92.5%
CORPORATE DEBT — 35.8%
AES Corp.
9.500%	06/01/2009	$ 200,000	$ 207,000
Archibald Candy Corp.
10.250%	07/01/2004	125,000	61,250
Arrow Electronics, Inc.†
8.700%	10/01/2005	115,000	118,038
Associates Corp. of North America
5.800%	04/20/2004	500,000	491,505
AT&T Corp.
5.625%	03/15/2004	250,000	238,315
Boeing Capital Corp.
7.100%	09/27/2005	100,000	104,309
Boston Scientific Corp.
6.625%	03/15/2005	250,000	221,705
Brand Scaffold Services, Inc.
10.250%	02/15/2008	125,000	113,125
Building Material Corp.
8.000%	12/01/2008	250,000	62,500
Capitol Records, Inc.†
8.375%	08/15/2009	250,000	267,659
Century Communications Corp.
Zero Coupon Series B
0.000%	01/15/2008	125,000	48,750
ContiFinancial Corp.
8.125%	04/01/2008	125,000	18,125
Continental Airlines, Inc.
8.000%	12/15/2005	100,000	95,500
Cox Communications, Inc.
7.750%	11/01/2010	135,000	139,751
Crown Cork & Seal Co., Inc.
7.125%	09/01/2002	150,000	95,250
CSX Corp.
6.250%	10/15/2008	250,000	239,292
Dana Corp.
6.250%	03/01/2004	250,000	196,575
Delta Air Lines, Inc.
7.379%	05/18/2010	110,000	113,414
Derby Cycle Corp.
10.000%	05/15/2008	125,000	35,000
Diageo Capital PLC
6.125%	08/15/2005	500,000	496,757
Dominion Resources, Inc.
7.820%	09/15/2004	120,000	123,832
Duke Energy Field Services Corp.
7.875%	08/16/2010	100,000	106,455
Elgin National Industries, Inc. Series B
11.000%	11/01/2007	125,000	102,500

		Principal Amount	Market Value

Emerson Electric Co.
7.125%	08/15/2010	$ 400,000	$ 418,732
Eott Energy Partners LP
11.000%	10/01/2009	100,000	103,500
Express Scripts, Inc.
9.625%	06/15/2009	125,000	129,375
Ford Motor Credit Corp.
7.375%	10/28/2009	100,000	99,748
GenTek, Inc.
11.000%	08/01/2009	100,000	100,000
Gulf Canada Resources Limited
8.350%	08/01/2006	125,000	128,125
Haynes International, Inc.
11.625%	09/01/2004	125,000	87,500
Hearst-Argyle Television, Inc.
7.000%	11/15/2007	50,000	49,159
Hercules, Inc.†
11.125%	11/15/2007	60,000	60,600
Home Depot Exchangeable Trust†
1.000%	02/14/2006	100,000	88,000
Houghton Mifflin Co.
7.000%	03/01/2006	70,000	71,064
Icn Pharmaceuticals, Inc.
9.250%	08/15/2005	250,000	253,750
Imax Corp.
7.875%	12/01/2005	250,000	136,250
International Game Technology
8.375%	05/15/2009	125,000	124,687
Interpublic Group Cos., Inc.
7.875%	10/15/2005	150,000	153,189
JL French Automotive Casting Series B
11.500%	06/01/2009	125,000	67,500
Kansas City Southern Railway†
9.500%	10/01/2008	125,000	128,125
KeySpan Corp.
7.250%	11/15/2005	125,000	129,973
Kimco Realty Corp. Series MTNB
7.860%	11/01/2007	130,000	133,496
Kitty Hawk, Inc.††
9.950%	11/15/2004	125,000	61,250
Koninklijke KPN NV†
8.000%	10/01/2010	120,000	112,215
The Kroger Co.
7.650%	04/15/2007	250,000	259,027
LDM Technologies, Inc. Series B
10.750%	01/15/2007	125,000	50,000

		Principal Amount	Market Value

Lyondell Chemical Co. Series A†
9.625%	05/01/2007	$ 125,000	$ 121,250
Lyondell Chemical Co. Series B†
9.875%	05/01/2007	125,000	121,250
MGM Mirage, Inc.
8.500%	09/15/2010	110,000	113,478
News America Holdings, Inc.
8.625%	02/01/2003	250,000	256,962
Northwest Airlines, Inc.
7.875%	03/15/2008	250,000	236,747
Pacer International, Inc. Series B
11.750%	06/01/2007	125,000	120,625
Pepsi Bottling Holdings, Inc.†
5.625%	02/17/2009	250,000	238,390
Petroleos Mexicanos Series P
9.500%	09/15/2027	125,000	131,204
Raytheon Co.
6.500%	07/15/2005	250,000	248,755
Reliant Energy Resources Corp.†
8.125%	07/15/2005	185,000	193,364
Solectron Corp. Zero Coupon
0.000%	05/08/2020	165,000	92,813
Sprint Capital Corp.
5.875%	05/01/2004	250,000	240,072
SuperValu, Inc.
7.875%	08/01/2009	250,000	249,435
Telefonica Europe BV
7.350%	09/15/2005	125,000	126,041
TRW, Inc.
8.750%	05/15/2006	250,000	249,766
Tyco International Group SA
6.250%	06/15/2003	135,000	133,691
Unilever Capital Corp.
6.750%	11/01/2003	110,000	112,009
Western Gas Resources, Inc.
10.000%	06/15/2009	125,000	130,625
WPP Finance (USA) Corp.
6.625%	07/15/2005	135,000	133,223

TOTAL CORPORATE DEBT (Cost $10,677,218)			9,891,572

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 31.5%
Federal Home Loan Mortgage Corporation (FHLMC) — 6.1%
Pass-Through Securities
FHLMC
7.500%	06/01/2024- 04/01/2028	$1,654,662	$ 1,683,513

Federal National Mortgage Association (FNMA) — 15.4%
Pass-Through Securities
FNMA
6.000%	11/01/2028- 04/01/2029	1,638,520	1,586,527
FNMA
6.500%	04/01/2029- 06/01/2029	2,711,462	2,674,178

			4,260,705

Government National Mortgage Association (GNMA) — 10.0%
Pass-Through Securities
GNMA
7.000%	10/15/2027- 05/15/2029	2,099,996	2,109,302
GNMA
8.000%	08/15/2026- 03/15/2027	637,301	654,245

			2,763,547

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $8,777,203)			8,707,765

U.S. TREASURY OBLIGATIONS — 25.2%
U.S. Treasury Note
5.500%	05/15/2009	140,000	142,800
U.S. Treasury Note
5.750%	08/15/2003	650,000	659,445
U.S. Treasury Note
6.500%	10/15/2006	1,625,000	1,734,184
U.S. Treasury Note
7.500%	11/15/2001	4,350,000	4,417,947

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $7,003,998)			6,954,376

TOTAL BONDS & NOTES
(Cost $26,458,419)			25,553,713

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 6.3%
Commercial Paper
Public Service Electric and Gas Co.
7.200%	01/02/2001	$ 795,000	$ 794,841
Verizon Network Funding
6.550%	01/03/2001	950,000	949,655

			1,744,496

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)			1,744,496

TOTAL INVESTMENTS — 98.8%
(Cost $28,202,915)*			27,298,209

Other Assets/(Liabilities) — 1.2%			318,214

NET ASSETS — 100.0%			$27,616,423

Notes to Portfolio of Investments

*	Aggregate cost for Federal tax purposes. (Note 7).

†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

††	Security is currently in default.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $26,458,419) (Note 2)	$25,553,713
Short-term investments, at amortized cost (Note 2)	1,744,496

Total Investments	27,298,209
Cash	2,702
Receivables from:
Fund shares sold	572
Interest and dividends	349,679

Total assets	27,651,162

Liabilities:
Payables for:
Fund shares repurchased	11,731
Directors’ fees and expenses (Note 3)	2,747
Affiliates (Note 3):
Investment management fees	11,529
Administration fees	2,920
Service fees	193
Accrued expenses and other liabilities	5,619

Total liabilities	34,739

Net assets	$27,616,423

Net assets consist of:
Paid-in capital	$28,649,205
Distributions in excess of net investment income	(1,259)
Accumulated net realized loss on investments	(126,817)
Net unrealized depreciation on investments	(904,706)

$27,616,423

Net assets:
Class A	$ 312,485

Class L	$ 282,797

Class Y	$ 231,485

Class S	$26,789,656

Shares outstanding:
Class A	32,643

Class L	29,548

Class Y	24,157

Class S	2,793,590

Net asset value, offering price and redemption price per share:
Class A	$ 9.57

Class L	$ 9.57

Class Y	$ 9.58

Class S	$ 9.59

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 2000
Investment income: (Note 2)
Interest	$1,933,252

Total investment income	1,933,252

Expenses: (Note 2)
Investment management fees (Note 3)	130,836
Custody fees	7,725
Directors’ fees (Note 3)	6,508
Audit and legal fees	2,834

147,903

Administration fees (Note 3):
Class A	678
Class L	347
Class Y	382
Class S	31,572
Service fees (Note 3):
Class A	530

Total expenses	181,412
Expenses reimbursed (Note 3)	(2,809)
Net expenses	178,603

Net investment income	1,754,649

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(6,613)
Net change in unrealized appreciation (depreciation) on investments	92,937

Net realized and unrealized gain	86,324

Net increase in net assets resulting from operations	$1,840,973

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 2000	Period ended December 31, 1999*
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 1,754,649	$ 1,052,357
Net realized loss on investment transactions	(6,613)	(116,392)
Net change in unrealized appreciation (depreciation) on investments	92,937	(997,643)

Net increase (decrease) in net assets resulting from operations	1,840,973	(61,678)

Distributions to shareholders (Note 2):
From net investment income:
Class A	(19,065)	(3,900)
Class L	(18,009)	(4,063)
Class Y	(14,943)	(6,001)
Class S	(1,702,632)	(1,039,391)

Total distributions from net investment income	(1,754,649)	(1,053,355)

In excess of net investment income:
Class A	(44)	(6)
Class L	(42)	(6)
Class Y	(35)	(9)
Class S	(3,952)	(1,591)

Total distributions in excess of net investment income	(4,073)	(1,612)

Tax return of capital:
Class A	(124)	-
Class L	(117)	-
Class Y	(97)	-
Class S	(11,085)	-

Total tax return of capital	(11,423)	-

Net fund share transactions (Note 5):
Class A	214,970	104,906
Class L	193,168	105,069
Class Y	82,884	152,299
Class S	1,732,436	26,076,508

Increase in net assets from net fund share transactions	2,223,458	26,438,782

Total increase in net assets	2,302,509	25,322,137
Net assets:
Beginning of period	25,322,137	-

End of period (including distributions in excess of net investment income of $1,259, and $1,612, respectively)	$27,616,423	$25,322,137

*	For the period from May 1, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Year ended 12/31/00		Period ended 12/31/99†		Year ended 12/31/00		Period ended 12/31/99†

Net asset value, beginning of period	$ 9.56		$ 10.00		$ 9.56		$ 10.00

Income (loss) from investment operations:
Net investment income	0.62	***	0.39	***	0.64	***	0.41	***
Net realized and unrealized gain (loss) on investments	0.02		(0.44)		0.03		(0.45)

Total income (loss) from investment operations	0.64		(0.05)		0.67		(0.04)

Less distributions to shareholders:
From net investment income	(0.63)		(0.39)		(0.66)		(0.40)
In excess of net investment income	(0.00	)****	(0.00	)****	(0.00	)****	(0.00	)****
Tax return of capital	(0.00	)****	-		(0.00	)****	-

Total distributions	(0.63)		(0.39)		(0.66)		(0.40)

Net asset value, end of period	$ 9.57		$ 9.56		$ 9.57		$ 9.56

Total Return@	6.81%		(0.54)%	**	6.99%		(0.38)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 312		$ 100		$ 283		$ 101
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%		1.19%	*	0.88%		0.94%	*
After expense waiver #	1.11%		N/A		0.88%		N/A
Net investment income to average daily net assets	6.27%		5.92%	*	6.53%		6.17%	*
Portfolio turnover rate	15%		32%	**	15%		32%	**

	Class Y				Class S
	Year ended 12/31/00		Period ended 12/31/99†		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$ 9.56		$ 10.00		$ 9.56		$ 10.00

Income (loss) from investment operations:
Net investment income	0.65	***	0.42	***	0.66	***	0.42	***
Net realized and unrealized gain (loss) on investments	0.02		(0.45)		0.03		(0.44)

Total income (loss) from investment operations	0.67		(0.03)		0.00		(0.02)

Less distributions to shareholders:
From net investment income	(0.65)		(0.41)		(0.66)		(0.42)
In excess of net investment income	(0.00	)****	(0.00	)****	(0.00	)****	(0.00	)****
Tax return of capital	(0.00	)****	-		(0.00	)****	-

Total distributions	(0.65)		(0.41)		(0.66)		(0.42)

Net asset value, end of period	$ 9.58		$ 9.56		$ 9.59		$ 9.56

Total Return@	7.15%		(0.26)%	**	7.19%		(0.25)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 231		$ 146		$ 26,790		$ 24,975
Ratio of expenses to average daily net assets:
Before expense waiver	0.73%		0.80%	*	0.69%		0.74%	*
After expense waiver #	0.72%		N/A		0.68%		N/A
Net investment income to average daily net assets	6.64%		6.35%	*	6.71%		6.33%	*
Portfolio turnover rate	15%		32%	**	15%		32%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net investment income and tax return of capital is less than $0.01 per share.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Portfolio Manager Report

Note to shareholders:

Michael Farrell became portfolio manager of the MassMutual Balanced Fund’s equity portfolio on October 9, 2000. At the same time, the equity portfolio adopted a core management style in place of the value style used previously. The sub-advisor for the Fund remains David L. Babson and Company Inc.

What are the investment objectives and policies for the MassMutual Balanced Fund?

The objective and policies of the Fund are to:
•	achieve a high total rate of return over an extended period of time consistent with the preservation of capital values
•	invest in a diversified portfolio of equity securities, fixed-income securities and money market instruments
•	manage the allocation of investments, under normal circumstances, in three sectors with the following ranges:

Prime sector no more than 35% of net assets
Core Bond sector no more than 50% of net assets
Core Equity sector no more than 70% of net assets

How did the Fund perform during 2000?

For the 12 months ended December 31, 2000, the Fund’s Class S shares returned 0.00%, trailing the 2.39% return of the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios. Strong performance in the Fund’s bond portfolio was offset by a losing year for its equity holdings.

What was the Fund’s asset allocation strategy during the period?

Generally, our strategy was a contrarian one. We increased the Fund’s equity allocation a number of times during the year when stock prices weakened, especially in the dismal fourth quarter. We also took some profits on bonds during the four-quarter rally in fixed-income securities. At the end of the period, our target allocations of stocks, bonds, and money market securities stood at 57.3%, 28.0%, and 14.7%, respectively .

The Fund’s equity portfolio has a new manager and a new management style. Can you explain more about these changes?

The new core management style takes the form of an enhanced indexing strategy, with the S&P 500 as its benchmark. Enhanced indexing means that the portfolio’s management team has the goal of beating the S&P 500 by a small margin—typically 100 to 150 basis points on an annual basis—in an extremely risk-controlled fashion. The new manager has used enhanced indexing techniques to manage a variety of portfolios for the past six years and has consistently delivered index-beating performance in those portfolios. In addition, the method has performed well in hypothetical backtesting over a 12-year period.

Management employs a strictly quantitative rating system that takes into account a wide variety of growth and value factors, including price-earnings and price-to-book ratios, stock price momentum, earnings growth rates, earnings momentum, earnings reliability, earnings yield, quality of earnings, and much more. Overall, the portfolio has characteristics that compare favorably with the S&P 500 in some key respects—slightly lower price-to-earnings and price-to-book ratios, higher earnings growth rates, and so on. Risk is tightly controlled both by disciplined adherence to the quantitative discipline and by diversification through the large number of holdings in the portfolio, which will be in the 420-450 range under normal circumstances. Typically, approximately 300 of those holdings have weightings at or near those of the S&P 500, while the rest will be overweighted or underweighted as directed by our quantitative model.

What factors affected the Fund’s bond portfolio?

The big story over the first half of the year was the upward trend in short-term interest rates. The Federal Reserve Board raised rates in February, March, and May in an effort to slow economic growth, contain inflation, and prevent excessive speculation in the stock market. Higher interest rates increased speculation that the economy might begin to slow, trimming corporate profits and triggering an increase in “ credit events”—that is, defaults and other problems. Concern about corporate profits, in turn, caused spreads to widen.

MassMutual Balanced Fund – Portfolio Manager Report (Continued)

Offsetting the upward trend in short-term interest rates to some extent was the downward direction of long-term rates, especially the 10- and 30-year bond yields. The primary influence at work in that case was the U.S. Treasury’s buyback program, which involved reducing issuance of new long-term Treasury securities and buying back large quantities of those already issued. The combination of upward pressure on short-term rates and downward pressure on longer rates produced an inverted yield curve, a situation in which short-term yields are higher than long-term yields.

The second half of the year was notable primarily for what occurred in the fourth quarter. Companies in a wide variety of sectors revised their fourth-quarter earnings forecasts sharply downward, while industrial production, consumer confidence, and other measures of economic activity deteriorated noticeably. Concerns about credit quality intensified, and spreads widened even further. Yields in most maturities fell sharply, providing the bond portfolio with a large share of its gains for the year.

What is your outlook?

One important development was the Fed’s move to an easing bias from a tightening bias on December 19. With the Fed inclined to lower rates rather than raise them, both the stock and bond markets could benefit. Value shares were the clear winner in 2000, while most growth stocks took it on the chin. If the Fed eases aggressively, we believe that investors will favor a more balanced mix of growth and value investments. Regardless of what the Fed does, however, we will apply the disciplined approach described earlier to select stocks for the equity portion of the Fund.

In the bond portfolio, we will look to increase our holdings of corporate securities on any weakness in the sector. The focus will continue to be on solid companies and securities with high credit quality ratings. A softening economy is no time to take unnecessary risks. Mortgage-backed securities will be a secondary area of emphasis, since spreads in that sector widened along with those of corporates and should do well in an environment of stable or gently falling interest rates.

MassMutual Balanced Fund
Largest Stock Holdings (12/31/00)

General Electric Co.
Exxon Mobile Corp.
American International Group, Inc.
Pfizer, Inc.
Citigroup, Inc.
Cisco Systems, Inc.
Wal-Mart Stores, Inc.
Microsoft Corp.
Merck & Co., Inc.
EMC Corp.

MassMutual Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Balanced Fund Class S, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index

MassMutual Balanced Fund
Total Return
	One Year 1/1/00-12/31/00	Five Year Average Annual 1/1/96-12/31/00	Since Inception Average Annual 10/3/94-12/31/00

Class S	0.00%	8.38%	10.05%

Lipper Balanced Fund Index	2.39%	11.80%	13.02%

Lehman Brothers Aggregate Bond Index*	11.63%	6.46%	8.09%

S&P 500 Index	-9.10%	18.33%	20.40%

Lehman Brothers Gvt./Corp. Bond Index	11.85%	6.23%	8.01%

Hypothetical Investments in MassMutual Balanced Fund Class A and Class Y, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index

MassMutual Balanced Fund
Total Return
	One Year 1/1/00-12/31/00	Since Inception Average Annual 1/1/98-12/31/00

Class A	-0.58%	3.13%
Class Y	-0.22%	3.53%

Lipper Balanced Fund Index	2.39%	8.78%

Lehman Brothers Aggregate Bond Index*	11.63%	6.36%

S&P 500 Index	-9.10%	12.26%

Lehman Brothers Gvt./Corp. Bond Index	11.85%	6.21%

Hypothetical Investments in MassMutual Balanced Fund Class L, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index

MassMutual Balanced Fund
Total Return
	One Year 1/1/00-12/31/00	Since Inception Average Annual 5/3/99-12/31/00

Class L	-0.35%	-3.04%

Lipper Balanced Fund Index	2.39%	3.75%

Lehman Brothers Aggregate Bond Index*	11.63%	6.41%

S&P 500 Index	-9.10%	0.54%

Lehman Brothers Gvt./Corp. Bond Index	11.85%	6.17%
GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Class S
Lipper Balanced
Lehman Bros. Aggregate
S&P 500 Index
Lehman Bros. Gvt./Corp.
$40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
10/3/94
12/94
12/95
12/96
12/97
12/98
12/99
12/00
$31,911 S&P 500 Index
$21,490 Lipper Balanced
$18,201 Class S
$16,261 Lehman Bros. Aggregate
$16,191 Lehman Bros. Gvt./Corp.

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
* The Lehman Brothers Aggregate Bond Index, an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Corporate Bond Index and the Mortgage-Backed Securities Index, is replacing the Lehman Brothers Government/Corporate Bond Index as the Balanced Fund’s performance benchmark. The Lehman Brothers Aggregate Bond Index is a broader measure of the U.S. dollar-denominated investment grade fixed income market and includes government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities. It is therefore expected to be a better benchmark comparison of the Fund’s performance. The Index figures do not reflect any fees or expenses.
MassMutual Balanced Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 59.4%

Advertising — 0.1%
Interpublic Group Cos., Inc.	3,000	$ 127,687
Omnicom Group, Inc.	4,300	356,362

		484,049

Aerospace & Defense — 1.0%
Boeing Co.	32,800	2,164,800
General Dynamics Corp.	5,600	436,800
Goodrich (B.F.) Co.	2,400	87,300
Honeywell International, Inc.	15,350	726,247
Lockheed Martin Corp.	9,700	329,315
Northrop Grumman Corp.	4,700	390,100
Raytheon Co. Cl. B	7,500	232,969
TRW, Inc.	3,000	116,250

		4,483,781

Air Transportation — 0.2%
AMR Corp./Del*	4,500	176,344
Delta Air Lines, Inc.	2,700	135,506
Southwest Airlines Co.	18,600	623,658

		935,508

Apparel, Textiles & Shoes — 0.1%
LIZ Claiborne, Inc.	1,600	66,600
Limited, Inc.	3,900	66,544
Nike, Inc. Cl. B	6,300	351,619
Reebok International Limited*	1,600	43,744
VF Corp.	2,800	101,472

		629,979

Automotive & Parts — 0.7%
Cooper Tire & Rubber Co.	1,700	18,062
Dana Corp.	1,400	21,437
Delphi Automotive Systems Corp.	15,700	176,625
Ford Motor Co.	53,718	1,259,016
General Motors Corp.	15,300	779,344
Genuine Parts Co.	4,200	109,987
Harley-Davidson, Inc.	7,300	290,175
Navistar International Corp.*	1,400	36,662
Paccar, Inc.	1,800	88,650
Visteon Corp.	2,800	32,200

		2,812,158

Banking, Savings & Loans — 6.1%
Amsouth BanCorp.	8,600	131,150
Bank of America Corp.	37,300	1,711,137
Bank of New York Co., Inc.	22,100	1,219,644
Bank One Corp.	27,800	1,018,175
	Number of Shares	Market Value

BB&T Corp.	3,800	$ 141,787
Capital One Financial Corp.	4,700	309,319
Charter One Financial, Inc.	5,100	147,262
Chase Manhattan Corp.	28,700	1,304,056
Citigroup, Inc.	120,848	6,170,801
Comerica, Inc.	3,800	225,625
Federal Home Loan Mortgage Corp.	20,800	1,432,600
Federal National Mortgage Association	28,900	2,507,075
Fifth Third Bancorp	10,200	609,450
First Union Corp.	23,700	659,156
Firstar Corp.	21,300	495,225
Fleet Boston Financial Corp.	20,500	770,031
Golden West Financial Corp.	4,800	324,000
Huntington Bancshares, Inc.	2,400	38,850
KeyCorp	9,800	274,400
Mellon Financial Corp.	11,100	545,981
National City Corp.	13,800	396,750
Northern Trust Corp.	5,300	432,281
Old Kent Financial Corp.	1,200	52,500
PNC Financial Services Group	6,600	482,212
Providian Financial Corp.	6,400	368,000
Regions Financial Corp.	5,300	144,756
SouthTrust Corp.	4,000	162,750
State Street Corp.	3,900	484,419
Summit Bancorp	4,200	160,387
Suntrust Banks, Inc.	6,800	428,400
Synovus Financial Corp.	6,500	175,094
U.S. Bancorp	16,900	493,269
Union Planters Corp.	3,200	114,400
Wachovia Corp.	4,500	261,562
Washington Mutual, Inc.	14,700	780,019
Wells Fargo & Co.	36,200	2,015,887

		26,988,410

Beverages — 1.4%
Anheuser-Busch Companies, Inc.	21,000	955,500
Brown-Forman Corp. Cl. B	1,700	113,050
Coca-Cola Co., The	56,300	3,430,781
Coors (Adolph) Cl. B	1,100	88,344
Pepsico, Inc.	31,600	1,566,175

		6,153,850

Broadcasting, Publishing & Printing — 0.5%
American Greetings Corp. Cl. A	1,500	14,156
Comcast Corp. Cl. A*	20,000	835,000
Dow Jones & Co., Inc.	2,600	147,225
	Number of Shares	Market Value

Gannett Co., Inc.	6,000	$ 378,375
Harcourt General, Inc.	2,200	125,840
Knight Ridder, Inc.	700	39,812
The McGraw-Hill Companies, Inc.	4,300	252,087
Meredith Corp.	500	16,094
New York Times Co. Cl. A	4,000	160,250
Viacom, Inc. Cl. B*	4,400	205,700

		2,174,539

Building Materials & Construction — 0.8%
Centex Corp.	9,600	360,600
Home Depot, Inc.	56,600	2,585,912
Kaufman & Broad Home Corp.	1,200	40,425
Louisiana-Pacific Corp.	2,500	25,312
Lowe’s Companies, Inc.	3,800	169,100
Masco Corp.	10,000	256,875

		3,438,224

Chemicals — 0.7%
Air Products and Chemicals, Inc.	5,200	213,200
Ashland, Inc.	2,100	75,369
Dow Chemical Co.	14,900	545,712
E. I. du Pont de Nemours and Co.	24,300	1,173,994
Eastman Chemical Co.	2,200	107,250
Engelhard Corp.	3,100	63,162
FMC Corp.*	4,700	336,931
Great Lakes Chemical Corp.	1,200	44,625
International Flavors & Fragrances, Inc.	2,400	48,750
PPG Industries, Inc.	4,200	194,512
Praxair, Inc.	3,800	168,625
Union Carbide Corp.	3,200	172,200

		3,144,330

Commercial Services — 0.4%
Allied Waste Industries, Inc.*	4,700	68,444
Block H & R, Inc.	2,400	99,300
Cendant Corp.*	7,000	67,375
Convergys Corp.*	3,700	167,656
Donnelley (R.R.) & Sons Co.	2,900	78,300
Ecolab, Inc.	3,100	133,881
Moody’s Corp.	3,900	100,181
Paychex, Inc.	9,000	437,625
PerkinElmer, Inc.	1,500	157,500
Robert Half International, Inc.*	5,300	140,450
Ryder System, Inc.	1,800	29,925

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Waste Management, Inc.	14,100	$ 391,275

		1,871,912

Communications — 2.0%
ADC Telecommunications, Inc.*	20,600	373,375
Andrew Corp.*	800	17,400
Avaya, Inc.*	6,200	63,937
Lucent Technologies, Inc.	61,800	834,300
Network Appliance, Inc.*	6,900	443,217
Nortel Networks Corp.	62,800	2,013,525
Qualcomm, Inc.*	16,600	1,364,312
SBC Communications, Inc.	74,303	3,547,968
Scientific-Atlanta, Inc.	3,500	113,969
Tellabs, Inc.*	3,900	220,350

		8,992,353

Computer Integrated Systems Design — 0.7%
Autodesk, Inc.	600	16,162
Broadvision, Inc.*	6,000	70,875
Cabletron Systems*	4,100	61,756
Computer Sciences Corp.*	4,000	240,500
Parametric Technology Corp.*	2,600	34,937
Sun Microsystems, Inc.*	93,900	2,617,462

		3,041,692

Computer Programming Services — 0.1%
Mercury Interactive Corp.*	4,300	388,075

Computers & Information — 3.0%
Apple Computer, Inc.*	7,200	107,100
Cisco Systems, Inc.*	158,300	6,054,975
Compaq Computer Corp.	40,500	609,525
Comverse Technology, Inc.*	3,800	412,775
Dell Computer Corp.*	57,700	1,006,144
EMC Corp.*	68,100	4,528,650
Gateway, Inc.*	7,800	140,322
Lexmark International Group, Inc.*	1,200	53,175
Palm, Inc.*	13,000	368,062

		13,280,728

Computers & Office Equipment — 1.2%
Electronic Data Systems Corp.	10,400	600,600
Hewlett-Packard Co.	44,200	1,395,062
International Business Machines Corp.	38,800	3,298,000
Pitney Bowes, Inc.	5,700	188,812

		5,482,474

Containers — 0.0%
Ball Corp.	700	32,244
Bemis Co., Inc.	1,200	40,275
Pactiv Corp.*	4,100	50,737

	Number of Shares	Market Value

Temple-Inland, Inc.	1,200	$ 64,350

		187,606

Cosmetics & Personal Care — 0.7%
Avon Products Co.	5,400	258,525
Colgate-Palmolive Co.	12,900	832,695
Kimberly-Clark Corp.	12,000	848,280
Procter & Gamble Co., The	12,900	1,011,844

		2,951,344

Data Processing and Preparation — 0.4%
Automatic Data Processing, Inc.	14,200	899,037
Ceridian Corp.*	1,400	27,912
Deluxe Corp.	1,700	42,959
First Data Corp.	9,000	474,187
IMS Health, Inc.	6,700	180,900
NCR Corp.*	2,300	112,987

		1,737,982

Electric Utilities — 2.0%
AES Corp.*	10,100	559,287
Allegheny Energy, Inc.	7,400	356,587
Ameren Corp.	3,300	152,831
American Electric Power Co.	7,200	334,800
Calpine Corp.*	6,100	274,881
Cinergy Corp.	3,500	122,937
CMS Energy Corp.	2,600	82,387
Consolidated Edison, Inc.	4,700	180,950
Constellation Energy Group, Inc.	3,300	148,706
Dominion Resources, Inc.	5,100	341,700
DTE Energy Co.	3,400	132,387
Duke Energy Corp.	12,500	1,065,625
Edison International	9,200	143,750
Entergy Corp.	12,200	516,212
Exelon Corp.	11,800	828,478
FirstEnergy Corp.	5,100	160,969
FPL Group, Inc.	3,900	279,825
GPU, Inc.	3,600	132,525
Niagara Mohawk Holdings, Inc.*	3,900	65,081
NiSource, Inc.	12,343	379,547
PG&E Corp.	18,000	360,000
Pinnacle West Capital Corp.	2,500	119,062
PPL Corp.	9,700	438,319
Progress Energy, Inc.	7,626	375,104
Public Service Enterprise Group, Inc.	6,200	301,475
Reliant Energy, Inc.	8,700	376,819
Southern Co.	14,400	478,800
TXU Corp.	5,900	261,444

		8,970,488

	Number of Shares	Market Value

Electrical Equipment & Electronics — 5.2%
Adaptec, Inc.*	2,400	$ 24,600
Advanced Micro Devices*	7,900	109,119
Altera Corp.*	11,300	297,331
Analog Devices, Inc.*	14,000	716,625
Broadcom Corp. Cl. A*	5,300	447,850
Emerson Electric Co.	9,700	764,481
General Electric Co.	217,400	10,421,612
Intel Corp.	149,500	4,494,344
Jds Uniphase Corp.*	20,800	867,100
Johnson Controls, Inc.	2,600	135,200
Kla-Tencor Corp.*	5,300	178,544
Linear Technology Corp.	6,900	319,125
LSI Logic Corp.*	7,500	128,175
Maxim Integrated Products*	10,100	482,906
Micron Technology, Inc.*	15,900	564,450
Molex, Inc.	4,700	166,850
Novellus Systems, Inc.*	3,700	132,969
Qlogic Corp.*	2,000	154,000
Rockwell International Corp.	4,200	200,025
Sanmina Corp.*	3,400	260,525
Texas Instruments, Inc.	38,400	1,819,200
Xilinx, Inc.*	7,500	345,937

		23,030,968

Energy — 5.1%
Amerada Hess Corp.	6,200	452,987
Anadarko Petroleum Corp.	5,500	390,940
Apache Corp.	7,300	511,456
Burlington Resources, Inc.	4,800	242,400
Chevron Corp.	14,400	1,215,900
Coastal Corp.	6,100	538,706
Conoco, Inc. Cl. B	24,000	694,500
Devon Energy Corp.	3,100	189,007
Dynegy, Inc.	12,800	717,600
EL Paso Energy Corp.	5,200	372,450
Enron Corp.	21,100	1,753,937
EOG Resources, Inc.	3,400	185,937
Exxon Mobil Corp.	76,669	6,665,411
Kerr-McGee Corp.	2,800	187,425
Keyspan Corp.	8,300	351,712
Nabors Industries, Inc.*	3,300	195,195
Nicor, Inc.	1,100	47,506
Occidental Petroleum Corp.	21,500	521,375
Oneok, Inc.	5,600	269,500
Peoples Energy Corp.	800	35,800
Phillips Petroleum Co.	10,100	574,437
Rowan Cos., Inc.*	2,300	62,100
Royal Dutch Petroleum Co. NY Shares	47,100	2,852,494
Schlumberger Limited	12,900	1,031,194

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Sempra Energy	13,700	$ 318,525
Sunoco, Inc.	1,900	64,006
Texaco, Inc.	16,000	994,000
Tosco Corp.	3,200	108,600
Unocal Corp.	5,400	208,912
USX-Marathon Group	9,300	258,075
The Williams Companies, Inc.	10,000	399,375
XCEL Energy, Inc.	10,100	293,531

		22,704,993

Entertainment & Leisure — 0.5%
Brunswick Corp.	2,600	42,737
Harrah’s Entertainment Inc.*	2,800	73,850
Time Warner, Inc.	32,300	1,687,352
Walt Disney Co., The	20,600	596,112

		2,400,051

Financial Services — 2.4%
American Express Co.	29,700	1,631,644
American General Corp.	5,700	464,550
Bear Stearns Companies, Inc.	2,600	131,788
The CIT Group, Inc. Cl. A	5,800	116,725
Countrywide Credit Industries, Inc.	3,400	170,850
Franklin Resources, Inc.	5,600	213,360
Household International, Inc.	14,000	770,000
Lehman Brothers Holdings, Inc.	7,000	473,375
MBNA Corp.	25,300	934,519
Merrill Lynch & Co., Inc.	17,800	1,213,738
J.P. Morgan & Co.	5,500	910,250
Morgan Stanley Dean Witter & Co.	25,000	1,981,250
Price (T. Rowe) Associates, Inc.	2,900	122,570
Schwab (Charles) Corp.	33,500	950,563
Stillwell Financial, Inc.	5,000	197,188
USA Education, Inc.	3,400	231,200

		10,513,570

Foods — 1.1%
Archer-Daniels Midland Co.	14,700	220,500
Campbell Soup Co.	9,300	322,013
ConAgra, Inc.	11,900	309,400
General Mills, Inc.	6,400	285,200
Heinz (H. J.) Co.	7,800	370,013
Hershey Foods Corp.	3,300	212,438
Kellogg Co.	9,200	241,500
The Kroger Co.*	18,800	508,775
Quaker Oats Co.	3,200	311,600
Ralston Purina Group	3,000	78,375
Safeway, Inc.*	11,100	693,750
Sara Lee Corp.	19,800	486,338
Starbucks Corp.*	4,500	199,125

	Number of Shares	Market Value

SuperValu, Inc.	3,200	$ 44,400
Sysco Corp.	15,200	456,000
Wrigley (WM.) Jr. Co.	2,700	258,694

		4,998,121

Forest Products & Paper — 0.2%
Boise Cascade Corp.	1,400	47,075
Georgia-Pacific Group	5,316	165,461
International Paper Co.	4,700	191,819
Mead Corp.	2,500	78,438
Westvaco Corp.	2,900	84,644
Weyerhaeuser Co.	5,300	268,975
Willamette Industries. Inc.	2,600	122,038

		958,450

Healthcare — 1.6%
Becton, Dickinson and Co.	5,700	197,363
Bristol-Myers Squibb Co.	43,100	3,186,706
The Healthcare Co.	12,700	558,927
Healthsouth Corp.*	9,000	146,813
Humana, Inc.*	4,000	61,000
Manor Care, Inc.*	2,500	51,563
Schering-Plough Corp.	32,700	1,855,725
Tenet Healthcare Corp.	7,200	319,950
UnitedHealth Group Inc.	11,600	711,950
Wellpoint Health Networks, Inc.*	1,500	172,875

		7,262,872

Home Construction, Furnishings & Appliances — 0.1%
Maytag Corp.	1,900	61,394
Pulte Corp.	9,900	417,656
Whirlpool Corp.	1,700	81,069

		560,119

Household Products — 0.5%
The Clorox Co.	5,300	188,150
Corning, Inc.	20,500	1,082,656
Snap-On, Inc.	600	16,725
Tupperware Corp.	1,400	28,613
Unilever NV NY Shares	12,600	793,013

		2,109,157

Industrial – Diversified — 0.7%
Illinois Tool Works, Inc.	3,000	178,688
McDermott International, Inc.	600	6,450
Tyco International Limited	50,225	2,787,488

		2,972,626

Information Retrieval Services — 0.2%
America Online, Inc.*	22,900	796,920
Yahoo!, Inc.*	5,500	165,945

		962,865

	Number of Shares	Market Value

Insurance — 3.0%
Aetna, Inc.*	3,400	$ 139,613
Aflac, Inc.	8,000	577,500
Allstate Corp.	16,700	727,494
AMBAC Financial Group, Inc.	6,200	361,538
American International Group, Inc.	66,100	6,514,981
AON Corp.	5,800	198,650
Chubb Corp.	3,900	337,350
CIGNA Corp.	5,800	767,340
Cincinnati Financial Corp.	1,600	63,300
The Hartford Financial Services Group, Inc.	6,400	452,000
Jefferson-Pilot Corp.	2,500	186,875
Lincoln National Corp.	5,700	269,681
Loews Corp.	5,200	538,525
Marsh & McLennan Companies, Inc.	4,100	479,700
MBIA, Inc.	2,400	177,900
Metlife, Inc.	16,800	588,000
MGIC Investment Corp.	7,000	472,063
Progressive Corp.	1,600	165,800
Safeco Corp.	1,200	39,450
St. Paul Companies, Inc.	5,000	271,563
Torchmark Corp.	3,100	119,156
UnumProvident Corp.	2,300	61,813

		13,510,292

Lodging — 0.2%
Hilton Hotels Corp.	8,400	88,200
Marriott International, Inc. Cl. A	5,400	228,150
Starwood Hotels & Resorts Worldwide, Inc.	10,500	370,125

		686,475

Machinery & Components — 0.9%
Applied Materials, Inc.*	19,500	744,656
Baker Hughes, Inc.	7,300	303,406
Black & Decker Corp.	2,000	78,500
Caterpillar, Inc.	8,300	392,694
Cummins Engine Co., Inc.	1,000	37,938
Danaher Corp.	3,400	232,475
Deere & Co.	5,600	256,550
Dover Corp.	4,500	182,531
Ingersoll-Rand Co.	3,900	163,313
Pall Corp.	3,000	63,938
Parker-Hannifin Corp.	2,700	119,138
The Stanley Works	800	24,950
Timken Co.	1,500	22,688
United Technologies Corp.	17,100	1,344,488

		3,967,265

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Manufacturing — 0.0%
Millipore Corp.	1,400	$ 88,200

Manufacturing – Diversified — 0.1%
Cooper Industries, Inc.	2,200	101,063
Eaton Corp.	1,800	135,338
ITT Industries, Inc.	2,600	100,750
National Service Industries, Inc.	400	10,275
Textron, Inc.	4,300	199,950

		547,376

Medical Supplies — 1.0%
Agilent Technologies, Inc.*	10,300	563,925
Allergan, Inc.	3,200	309,800
Applera Corp.-Applied Biosystems Group	6,300	592,594
Bard (C.R.), Inc.	1,100	51,219
Baxter International, Inc.	6,600	582,863
Biomet, Inc.	4,300	170,656
Guidant Corp.*	6,700	361,381
Medtronic, Inc.	26,800	1,618,050
St. Jude Medical, Inc.*	800	49,150
Tektronix, Inc.	2,100	70,744
Thermo Electron Corp.*	4,200	124,950

		4,495,332

Metals & Mining — 0.3%
Alcan Aluminium Limited	4,900	167,519
Alcoa, Inc.	20,100	673,350
Allegheny Technologies, Inc.	2,000	31,750
Barrick Gold Corp.	8,900	145,782
Inco Limited*	4,400	73,744
Nucor Corp.	2,000	79,375
Phelps Dodge Corp.	800	44,650
Placer Dome, Inc.	7,900	76,038
USX-U.S. Steel Group, Inc.	2,100	37,800
Worthington Industries, Inc.	2,100	16,931

		1,346,939

Miscellaneous — 0.3%
Avery-Dennison Corp.	3,355	184,106
Minnesota Mining & Manufacturing Co.	8,700	1,048,350

		1,232,456

Pharmaceuticals — 5.7%
Abbott Laboratories	35,200	1,705,000
Alza Corp.*	5,600	238,000
American Home Products Corp.	30,300	1,925,565
Amgen, Inc.*	16,400	1,048,575
Biogen, Inc.*	3,600	216,225
Cardinal Health, Inc.	6,100	607,713

	Number of Shares	Market Value

Chiron Corp.*	4,100	$ 182,450
Eli Lilly & Co.	26,200	2,438,238
Forest Laboratories, Inc. Cl. A*	3,400	451,775
Johnson & Johnson	31,600	3,319,975
King Pharmaceuticals, Inc.*	4,000	206,750
Medimmune, Inc.*	4,600	219,363
Merck & Co., Inc.	51,300	4,802,963
Pfizer, Inc.	139,100	6,398,600
Pharmacia Corp.	26,795	1,634,495
Sigma-Aldrich	800	31,450

		25,427,137

Photography Equipment/Supplies — 0.0%
Eastman Kodak Co.	3,000	118,125

Prepackaged Software — 2.5%
Adobe Systems, Inc.	6,400	372,400
Computer Associates International, Inc.	5,400	105,300
Intuit, Inc.*	4,500	177,469
Microsoft Corp.*	114,900	4,983,788
Novell, Inc.*	7,800	40,707
Oracle Corp.*	122,700	3,565,969
Peoplesoft, Inc.*	6,700	249,156
Siebel Systems, Inc.*	9,300	630,075
Veritas Software Corp.*	11,177	977,988

		11,102,852

Restaurants — 0.3%
Darden Restaurants, Inc.	10,400	237,900
McDonald’s Corp.	30,800	1,047,200
Wendy’s International, Inc.	2,700	70,875

		1,355,975

Retail — 2.2%
Autozone, Inc.*	1,200	34,200
Bed Bath & Beyond, Inc.*	6,800	152,150
Best Buy Co., Inc.*	5,800	171,463
Circuit City Stores	4,600	52,900
Cons Stores Corp.*	2,700	28,688
Costco Wholesale Corp.*	10,100	403,369
CVS Corp.	8,600	515,463
Dillards, Inc. Cl. A	2,300	27,169
Federated Department Stores, Inc.*	4,700	164,500
Kohls Corp.*	7,200	439,200
Longs Drug Stores, Inc.	300	7,238
The May Department Stores Co.	7,100	232,525
Newell Rubbermaid, Inc.	2,600	59,150
Office Depot, Inc.*	6,800	48,450
RadioShack Corp.	1,900	81,344
Sears Roebuck and Co.	7,600	264,100
Sherwin-Williams Co.	3,900	102,619

	Number of Shares	Market Value

Target Corp.	21,900	$ 706,275
Tiffany & Co.	3,500	110,688
TJX Companies, Inc.	7,000	194,250
Walgreen Co.	22,600	944,963
Wal-Mart Stores, Inc.	97,500	5,179,688

		9,920,392

Retail – Grocery — 0.1%
Albertson’s, Inc.	9,600	254,400
Winn-Dixie Stores, Inc.	3,200	62,000

		316,400

Telephone Utilities — 1.9%
Alltel Corp.	7,200	449,550
AT&T Corp.	36,900	638,831
BellSouth Corp.	42,400	1,735,750
CenturyTel, Inc.	1,400	50,050
Qwest Communications International, Inc.*	35,700	1,463,700
Sprint Corp. (FON Group)	19,500	396,094
Verizon Communications	59,300	2,972,412
Worldcom, Inc.*	63,800	893,200

		8,599,587

Tobacco — 0.9%
Fortune Brands, Inc.	3,800	114,000
Philip Morris Companies, Inc.	81,200	3,572,800
UST, Inc.	3,900	109,444

		3,796,244

Toys, Games — 0.0%
Hasbro, Inc.	4,200	44,625

Transportation — 0.3%
Burlington Northern Santa Fe Corp.	9,200	260,475
Carnival Corp.	14,200	437,538
FedEx Corp.*	6,500	259,740
Norfolk Southern Corp.	11,200	149,100
Union Pacific Corp.	5,600	284,200

		1,391,053

TOTAL EQUITIES (Cost $254,241,848)		264,569,999

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

BONDS & NOTES — 29.1%
ASSET BACKED SECURITIES — 1.4%
America West Airlines, Inc. 1996-1, Class A
6.850%	01/02/2011	$ 928,048	$ 927,306
California Infrastructure SCE-1, 1997-1, Class A5
6.280%	09/25/2005	150,000	151,258
California Infrastructure SDG&E-1, 1997-1, Class A5
6.190%	09/25/2005	100,000	100,137
Caterpillar Financial Asset Trust, 1997-B, Class A3
6.160%	09/25/2003	128,520	128,505
Chase Manhattan Auto Owner Trust 1998-A, Class A4
5.800%	12/16/2002	793,517	792,414
Chase Manhattan RV Owner Trust 1997-A, Class A7
6.140%	10/16/2006	863,095	863,045
Metlife Capital Equipment Loan Trust Series 1997-A, Class A
6.850%	05/20/2008	649,491	661,863
Railcar Trust No. 1992-1, Class A
7.750%	06/01/2004	225,920	231,349
Rental Car Finance Corp. Series 1999-1A, Class A†
5.900%	02/25/2007	600,000	587,231
Textron Financial Corp. Series 1998-A, Class A2†
5.890%	01/15/2005	998,674	997,415
Travelers Funding Limited Series 1A, Class A1†
6.300%	02/18/2014	700,000	657,755

TOTAL ASSET BACKED SECURITIES (Cost $6,142,673)			6,098,278

CORPORATE DEBT — 16.6%
AirTouch Communications, Inc.
7.500%	07/15/2006	1,000,000	1,023,210
American Airlines, Inc. 1994-A Pass Through Trusts, Class A4**
9.780%	11/26/2011	805,572	872,942
American General Finance Corp.
5.750%	11/01/2003	500,000	491,980
Arrow Electronics, Inc.†
8.700%	10/01/2005	575,000	590,188
AT&T—Liberty Media Group
8.250%	02/01/2030	1,800,000	1,642,214
Avnet, Inc.
8.200%	10/17/2003	700,000	698,166
Barrick Gold Corp.
7.500%	05/01/2007	1,000,000	1,009,230

		Principal Amount	Market Value

BellSouth Capital Funding Corp.**
7.750%	02/15/2010	$ 1,500,000	$ 1,588,620
BHP Finance (USA) Limited
6.420%	03/01/2026	1,000,000	998,660
Boeing Capital Corp.
7.100%	09/27/2005	500,000	521,545
Bombardier Capital, Inc.†
6.000%	01/15/2002	1,000,000	995,568
Boston Scientific Corp.
6.625%	03/15/2005	2,000,000	1,773,640
Champion International Corp.
6.400%	02/15/2026	1,000,000	978,600
The CIT Group, Inc.
5.625%	10/15/2003	500,000	481,840
Comcast Cable Communications, Inc.
8.375%	05/01/2007	750,000	813,645
ConAgra, Inc.
7.000%	10/01/2028	750,000	709,387
Continental Airlines, Inc., Series 1996-2B
8.560%	07/02/2014	452,637	482,630
Continental Airlines, Inc., Series 1996-B
7.820%	10/15/2013	432,659	442,183
Cox Communications, Inc.
7.750%	11/01/2010	830,000	859,208
Crown Cork & Seal Co., Inc.
6.750%	12/15/2003	1,000,000	542,500
Crown Cork & Seal Co., Inc.
7.125%	09/01/2002	1,100,000	698,500
CSX Corp.
7.050%	05/01/2002	500,000	503,495
CSX Corp.
7.250%	05/01/2027	1,200,000	1,198,248
Delta Air Lines, Inc.
7.379%	05/18/2010	570,000	587,693
Dominion Resources, Inc.
7.820%	09/15/2004	700,000	722,351
Donnelley (R.R.) & Sons Co.
6.625%	04/15/2029	1,000,000	840,660
Dover Corp.
6.250%	06/01/2008	500,000	479,625
Duke Capital Corp.
7.500%	10/01/2009	1,300,000	1,362,348
Duke Energy Field Services Corp.
7.875%	08/16/2010	550,000	585,503
Emerald Investment Grade CBO Limited†
7.210%	05/24/2011	1,000,000	1,000,000
ERAC USA Finance Co.†
6.750%	05/15/2007	1,250,000	1,184,162
FBG Finance Limited†
7.875%	06/01/2016	1,000,000	1,080,330
Ford Motor Credit Corp.
7.375%	10/28/2009	3,000,000	2,992,440

		Principal Amount	Market Value

General American Transportation Corp.
6.750%	03/01/2006	$ 1,000,000	$ 950,110
General Electric Capital Corp. Series MTNA
6.520%	10/08/2002	1,600,000	1,615,406
General Mills, Inc.
8.900%	06/15/2006	500,000	569,600
The Goldman Sachs Group, L.P.†
6.200%	02/15/2001	1,000,000	999,240
Goodyear Tire & Rubber Co.
8.500%	03/15/2007	1,160,000	1,010,997
Halliburton Co.
5.625%	12/01/2008	750,000	706,448
Hearst-Argyle Television, Inc.
7.000%	11/15/2007	300,000	294,954
Heller Financial, Inc.
6.250%	03/01/2001	500,000	499,415
Heller Financial, Inc.
7.375%	11/01/2009	2,000,000	2,002,160
Hershey Foods Corp.
7.200%	08/15/2027	1,250,000	1,233,538
Houghton Mifflin Co.
7.000%	03/01/2006	400,000	406,080
Household Finance Corp.
6.500%	11/15/2008	1,500,000	1,436,415
ICI Wilmington, Inc.
7.050%	09/15/2007	500,000	477,905
IMC Global, Inc.
6.625%	10/15/2001	500,000	490,675
Interpool, Inc.
7.350%	08/01/2007	500,000	375,315
Interpublic Group Cos., Inc.
7.875%	10/15/2005	700,000	714,882
KeySpan Corp.
7.250%	11/15/2005	670,000	696,653
Kimco Realty Corp. Series MTNB
7.860%	11/01/2007	675,000	693,154
Koninklijke KPN NV†
8.000%	10/01/2010	650,000	607,832
The Kroger Co.
7.000%	05/01/2018	700,000	655,851
Leucadia National Corp.
7.750%	08/15/2013	1,000,000	945,170
Marsh & McLennan Companies, Inc.
7.125%	06/15/2009	500,000	508,860
Meritor Automotive, Inc.
6.800%	02/15/2009	1,000,000	653,020
Midway Airlines Corp. Pass Through Certificates Class B
8.140%	01/02/2013	485,593	466,160
Millipore Corp.
7.500%	04/01/2007	1,000,000	974,970
Mobil Corp.
8.625%	08/15/2021	1,000,000	1,211,800

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

Morgan Stanley Dean Witter & Co.
5.625%	01/20/2004	$ 1,000,000	$ 981,270
Newmont Mining Corp.**
8.625%	04/01/2002	1,000,000	1,013,630
News America Holdings, Inc.
9.250%	02/01/2013	1,000,000	1,071,340
Norfolk Southern Corp.
7.050%	05/01/2037	1,350,000	1,371,465
North Finance (Bermuda) Limited†
7.000%	09/15/2005	1,000,000	1,020,940
Pepsi Bottling Holdings, Inc.†
5.625%	02/17/2009	500,000	476,780
Raytheon Co.
6.750%	08/15/2007	500,000	497,010
Republic Services, Inc.
7.125%	05/15/2009	1,000,000	955,328
Ryder System, Inc.
6.600%	11/15/2005	750,000	712,770
Scholastic Corp.
7.000%	12/15/2003	750,000	756,998
The Charles Schwab Corp.
6.250%	01/23/2003	1,000,000	996,770
The E.W. Scripps Co.
6.625%	10/15/2007	1,000,000	996,710
Sprint Capital Corp.
6.125%	11/15/2008	500,000	449,710
Sprint Capital Corp.
6.900%	05/01/2019	500,000	419,710
SuperValu, Inc.**
7.875%	08/01/2009	1,000,000	997,740
Telefonica Europe BV
7.350%	09/15/2005	700,000	705,827
Thomas & Betts Corp.
8.250%	01/15/2004	500,000	456,540
Time Warner, Inc. Pass-Thru Asset Trust 1997-1†
6.100%	12/30/2001	750,000	746,580
Times Mirror Co.
7.450%	10/15/2009	1,300,000	1,342,709
TRW, Inc.
8.750%	05/15/2006	2,000,000	1,998,126
Tyco International Group SA
6.250%	06/15/2003	675,000	668,454
Unilever Capital Corp.
6.750%	11/01/2003	560,000	570,226
Union Tank Car Co.
6.790%	05/01/2010	1,000,000	963,734
US Air, Inc., Class B
7.500%	04/15/2008	447,654	430,916
Vulcan Materials Co.
6.000%	04/01/2009	1,000,000	938,540
WPP Finance (USA) Corp.
6.625%	07/15/2005	675,000	666,113

TOTAL CORPORATE DEBT (Cost $75,522,142)			74,153,857

		Principal Amount	Market Value

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.0%
Collateralized Mortgage Obligations
Asset Securitization Corp. Series 1995-MD4, Class A1
7.100%	08/13/2029	$ 1,365,231	$ 1,410,357
CS First Boston Mortgage Securities Corp. Series 1998-C2, Class A1
5.960%	12/15/2007	657,595	652,855
Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A1
6.310%	11/15/2026	776,122	775,432
Salomon Brothers Mortgage Securities 1997-TZH, Class B†
7.491%	03/25/2022	750,000	766,470
Starwood Commercial Mortgage Trust Series 1999-C1A, Class B†
6.920%	02/05/2009	1,000,000	1,002,686

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $4,662,117)			4,607,800

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.3%
Federal Home Loan Mortgage Corp. (FHLMC) — 0.4%
Collateralized Mortgage Obligations — 0.1%
FHLMC Series 1322 Class G
7.500%	02/15/2007	320,750	323,255
FHLMC Series W067 Class A
6.420%	12/01/2005	197,260	200,219

			523,474

Pass-Through Securities — 0.3%
FHLMC
8.000%	06/01/2027	1,076,110	1,103,680
FHLMC
9.000%	03/01/2017	57,988	60,616

			1,164,296

			1,687,770

Federal National Mortgage Association (FNMA) — 4.5%
Collateralized Mortgage Obligations — 1.5%
FNMA Series 1993-134 Class GA
6.500%	02/25/2007	1,000,000	1,000,310
FNMA Series 1993-221 Class D
6.000%	12/25/2008	1,000,000	1,000,310
FNMA Series 1993-231, Class M
6.000%	12/25/2008	2,500,000	2,496,075
FNMA Series 1996-54 Class C
6.000%	09/25/2008	2,000,000	1,983,740

			6,480,435

		Principal Amount	Market Value

Pass-Through Securities — 3.0%
FNMA
6.000%	11/01/2028	$ 1,370,851	$ 1,327,573
FNMA
7.500%	10/01/2029- 04/01/2030	9,814,735	9,958,814
FNMA
8.000%	05/01/2013- 05/01/2030	2,016,513	2,064,668

			13,351,055

			19,831,490

Government National Mortgage Association (GNMA) — 1.8%
Pass-Through Securities
GNMA
6.500%	10/15/2028- 03/15/2029	5,292,892	5,233,347
GNMA
7.000%	08/15/2023- 10/15/2023	679,808	684,906
GNMA
7.500%	10/15/2006- 06/15/2017	1,136,470	1,164,200
GNMA
8.000%	11/15/2004- 01/15/2009	650,027	664,805
GNMA
9.000%	12/15/2008- 05/15/2009	196,485	205,252

			7,952,510

U.S. Government Guaranteed Notes — 0.6%
1991-A Fairfax County, VA
8.740%	08/01/2001	200,000	203,320
1991-A Jefferson Park, CA
8.740%	08/01/2001	1,740,000	1,768,884
1991-A Monroe County, NY
8.740%	08/01/2001	500,000	508,300
1991-A Rochester, NY
8.740%	08/01/2001	60,000	60,996

			2,541,500

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $31,271,673)			32,013,270

U.S. TREASURY OBLIGATIONS — 2.8%
U.S. Treasury Bonds — 2.4%
U.S. Treasury Bond
7.500%	11/15/2016	3,775,000	4,550,045
U.S. Treasury Bond
8.750%	05/15/2017	4,750,000	6,379,820

			10,929,865

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

U.S. Treasury Notes — 0.3%
U.S. Treasury Note
5.500%	05/15/2009	$ 200,000	$ 204,000
U.S. Treasury Note
6.500%	10/15/2006	910,000	971,143

			1,175,143

U.S. Treasury Strips — 0.1%
U.S. Treasury Strip—Principal Only
0.000%	08/15/2015	700,000	311,976

TOTAL U.S. TREASURY OBLIGATIONS (Cost $11,368,568)			12,416,984

TOTAL BONDS & NOTES (Cost $128,967,173)			129,290,189

SHORT-TERM INVESTMENTS — 15.2%
Cash Equivalents — 4.1%
AT&T***
6.730%	07/19/2001	327,804	327,804
Banc One Bank Note***
6.800%	07/02/2001	369,968	369,968
Bank of America Bank Note***
6.670%	03/22/2001	369,968	369,968
Bank of Montreal Eurodollar Time Deposit***
6.560%	01/05/2001	1,726,515	1,726,515
Credit Agricole Bank Eurodollar Time Deposit***
6.600%	01/05/2001	4,439,611	4,439,611
First Union Bank Note***
6.670%	05/09/2001	369,968	369,968
Fleet National Bank Note***
6.850%	04/30/2001	565,717	565,717
HypoVereinsbank Eurodollar Time Deposit***
6.650%	01/10/2001	863,258	863,258
Merrimac Money Market Fund***
6.500%	01/02/2001	5,191,443	5,191,443
Morgan Stanley Dean Witter & Co.***
6.650%	09/14/2001	739,935	739,935
Morgan Stanley Dean Witter & Co.***
6.660%	01/16/2001	1,805,377	1,805,377
Paribas Bank Eurodollar Time Deposit***
6.690%	01/11/2001	636,418	636,418
Toronto Dominion Eurodollar Time Deposit***
6.720%	01/04/2001	863,258	863,258

			18,269,240

		Principal Amount	Market Value

Commercial Paper — 11.1%
American Electric Power Co.
7.920%	01/16/2001	$ 350,000	$ 348,845
Appalachian Power Co.
7.300%	01/03/2001	7,000,000	6,997,161
Appalachian Power Co.
8.300%	01/04/2001	5,110,000	5,106,466
Countrywide Home Loans, Inc.
6.550%	01/09/2001	7,500,000	7,489,083
Federal Signal Corp.
7.000%	01/02/2001	8,000,000	7,998,445
Florida Power Corp.
6.850%	01/08/2001	8,000,000	7,989,344
Mead Corp.
7.600%	01/05/2001	5,065,000	5,060,723
Pearson, Inc.
7.920%	01/19/2001	3,181,000	3,168,403
UOP
7.150%	01/12/2001	5,430,000	5,418,137

			49,576,607

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)			67,845,847

TOTAL INVESTMENTS — 103.7% (Cost $451,054,868)****			461,706,035

Other Assets/ (Liabilities) — (3.7%)			(16,683,555)

NET ASSETS — 100.0%			$445,022,480

Notes to Portfolio of Investments

*	Non-income producing security.

**	All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

***	Represents investment of security lending collateral. (Note 2).

****	Aggregate cost for Federal tax purposes. (Note 7).

†	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $383,209,021) (Note 2)	$393,860,188
Short-term investments, at amortized cost (Note 2)	67,845,847

Total Investments	461,706,035
Cash	45,423
Receivables from:
Investments sold	1,269,733
Fund shares sold	675,095
Interest and dividends	2,152,462
Foreign taxes withheld	338

Total assets	465,849,086

Liabilities:
Payables for:
Investments purchased	1,087,723
Fund shares repurchased	857,424
Variation margin on open futures contracts (Note 2)	364,000
Settlement of investments purchased on a forward commitment basis (Note 2)	3,710
Securities on loan (Note 2)	18,269,240
Directors’ fees and expenses (Note 3)	2,871
Affiliates (Note 3):
Investment management fees	179,827
Administration fees	34,679
Service fees	2,588
Accrued expenses and other liabilities	24,544

Total liabilities	20,826,606

Net assets	$445,022,480

Net assets consist of:
Paid-in capital	$438,368,264
Undistributed net investment income	26,367
Distributions in excess of net realized gains on investments and forward commitments	(4,259,701)
Net unrealized appreciation on investments, futures contracts and forward commitments	10,887,550

$445,022,480

Net assets:
Class A	$ 4,095,357

Class L	$ 4,720,558

Class Y	$ 3,587,309

Class S	$432,619,256

Shares outstanding:
Class A	417,410

Class L	479,049

Class Y	353,825

Class S	43,794,841

Net asset value, offering price and redemption price per share:
Class A	$ 9.81

Class L	$ 9.85

Class Y	$ 10.14

Class S	$ 9.88

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 2000
Investment income: (Note 2)
Interest (including securities lending income of $68,349)	$ 15,456,884
Dividends (net of withholding tax of $23,284)	5,747,644

Total investment income	21,204,528

Expenses: (Note 2)
Investment management fees (Note 3)	2,629,108
Custody fees	77,384
Audit and legal fees	23,162
Directors’ fees (Note 3)	8,427

2,738,081
Administration fees (Note 3):
Class A	11,275
Class L	21,152
Class Y	85,240
Class S	430,057
Service fees (Note 3):
Class A	7,132

Total expenses	3,292,937

Net investment income	17,911,591

Realized and unrealized gain (loss):
Net realized gain on investment transactions	93,512,713

Net change in unrealized appreciation (depreciation) on:
Investments and forward commitments	(114,231,605)
Open futures contracts	240,093

Net unrealized loss	(113,991,512)

Net realized and unrealized loss	(20,478,799)

Net decrease in net assets resulting from operations	$ (2,567,208)

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 2000	Year ended December 31, 1999

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 17,911,591	$ 26,696,755
Net realized gain on investment transactions	93,512,713	1,114,487
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(113,991,512)	(39,221,960)

Net decrease in net assets resulting from operations	(2,567,208)	(11,410,718)

Distributions to shareholders (Note 2):
From net investment income:
Class A	(151,018)	(19,468)
Class L	(175,115)	(6,213)*
Class Y	(63,579)	(2,098,684)
Class S	(17,478,395)	(24,046,239)

Total distributions from net investment income	(17,868,107)	(26,170,604)

Tax return of capital:
Class A	-	(78)
Class L	-	(25)*
Class Y	-	(8,376)
Class S	-	(95,975)

Total tax return of capital	-	(104,454)

From net realized gains:
Class A	(841,413)	(4,853)
Class L	(974,686)	(1,926)*
Class Y	(738,987)	(960,076)
Class S	(88,922,373)	(11,126,488)

Total distributions from net realized gains	(91,477,459)	(12,093,343)

In excess of net realized gains:
Class A	(39,338)	-
Class L	(45,569)	-
Class Y	(34,550)	-
Class S	(4,157,361)	-

Total distributions in excess of net realized gains	(4,276,818)	-

Net fund share transactions (Note 5):
Class A	4,506,934	434,080
Class L	5,803,600	187,869 *
Class Y	(55,844,853)	61,686,034
Class S	(108,859,030)	(69,915,062)

Decrease in net assets from net fund share transactions	(154,393,349)	(7,607,079)

Total decrease in net assets	(270,582,941)	(57,386,198)

Net assets:
Beginning of year	715,605,421	772,991,619

End of year (including undistributed net investment income of $26,367 and $0, respectively)	$ 445,022,480	$ 715,605,421

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98†

Net asset value, beginning of period	$ 13.21	$ 14.20		$ 14.03

Income (loss) from investment operations:
Net investment income	0.35 ***	0.40	***	0.41 ***
Net realized and unrealized gain (loss) on investments	(0.41)	(0.70)		1.36

Total income (loss) from investment operations	(0.06)	(0.30)		1.77

Less distributions to shareholders:
From net investment income	(0.49)	(0.47)		(0.58)
Tax return of capital	-	(0.00	)****	-
From net realized gains	(2.72)	(0.22)		(1.02)
In excess of net realized gains	(0.13)	-		-

Total distributions	(3.34)	(0.69)		(1.60)

Net asset value, end of period	$ 9.81	$ 13.21		$ 14.20

Total Return@	(0.58)%	(2.17)%		12.78%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 4,095	$ 573		$ 177
Net expenses to average daily net assets	1.15%	1.15%		1.20%
Net investment income to average daily net assets	2.64%	2.87%		2.76%
Portfolio turnover rate	100%	19%		30%

	Class L
	Year ended 12/31/00	Period ended 12/31/99+
Net asset value, beginning of period	$ 13.22	$ 14.62

Income (loss) from investment operations:
Net investment income	0.39 ***	0.47	***
Net realized and unrealized gain (loss) on investments	(0.42)	(1.15)

Total income (loss) from investment operations	(0.03)	(0.68)

Less distributions to shareholders:
From net investment income	(0.49)	(0.50)
Tax return of capital	-	(0.00	)****
From net realized gains	(2.72)	(0.22)
In excess of net realized gains	(0.13)	-

Total distributions	(3.34)	(0.72)

Net asset value, end of period	$ 9.85	$ 13.22

Total Return@	(0.35)%	(4.69)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 4,721	$ 173
Net expenses to average daily net assets	0.90%	0.89%	*
Net investment income to average daily net assets	2.97%	4.97%	*
Portfolio turnover rate	100%	19%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Tax return of capital is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 13.24	$ 14.20		$ 14.06

Income (loss) from investment operations:
Net investment income	0.42 ***	0.46	***	0.48 ***
Net realized and unrealized gain (loss) on investments	(0.44)	(0.71)		1.36

Total income (loss) from investment operations	(0.02)	(0.25)		1.84

Less distributions to shareholders:
From net investment income	(0.23)	(0.49)		(0.67)
Tax return of capital	-	(0.00	)****	-
From net realized gains	(2.72)	(0.22)		(1.03)
In excess of net realized gains	(0.13)	-		-

Total distributions	(3.08)	(0.71)		(1.70)

Net asset value, end of period	$ 10.14	$ 13.24		$ 14.20

Total Return@	(0.22)%	(1.77)%		13.23%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$ 3,587	$ 59,381		$ 1,051
Net expenses to average daily net assets	0.74%	0.75%		0.76%
Net investment income to average daily net assets	3.20%	3.23%		3.21%
Portfolio turnover rate	100%	19%		30%

	Class S (1)
	Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96
Net asset value, beginning of period	$ 13.25	$ 14.20		$ 13.59	$ 12.34	$ 11.51

Income (loss) from investment operations:
Net investment income	0.43 ***	0.48	***	0.49 ***	0.48	0.46
Net realized and unrealized gain (loss) on investments	(0.41)	(0.70)		1.33	1.82	1.02

Total income (loss) from investment operations	0.02	(0.22)		1.82	2.30	1.48

Less distributions to shareholders:
From net investment income	(0.54)	(0.51)		(0.48)	(0.48)	(0.46)
Tax return of capital	-	(0.00	)****	-	-	-
From net realized gains	(2.72)	(0.22)		(0.73)	(0.57)	(0.19)
In excess of net realized gains	(0.13)	-		-	-	-

Total distributions	(3.39)	(0.73)		(1.21)	(1.05)	(0.65)

Net asset value, end of period	$ 9.88	$ 13.25		$ 14.20	$ 13.59	$ 12.34

Total Return@	0.00%	(1.58)%		13.50%	18.72%	12.83%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$432,619	$655,478		$771,763	$655,135	$563,280
Ratio of expense to average daily net assets:
Before expense waiver	0.59%	0.57%		0.54%	0.55%	0.55%
After expense waiver #	N/A	N/A		N/A	0.54%	0.51%
Net investment income to average daily net assets	3.28%	3.36%		3.42%	3.57%	3.83%
Portfolio turnover rate	100%	19%		30%	28%	26%

***	Per share amount calculated on the average shares method.
****	Tax return of capital is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Portfolio Manager Report
(Formerly known as MassMutual Value Equity Fund)

What are the investment objectives and policies for the MassMutual Core Equity Fund?

The objectives and policies of the Fund are to:
•	achieve high total returns over the long term, while minimizing the short term downside risk in the portfolio
•	utilize a value-oriented portfolio strategy in making investment decisions
•	utilize Fundamental analysis to identify companies which
—have opportunities to reinvest future cash flows at superior returns, including retirement of their own shares
—are attractively valued relative to these reinvestment opportunities
—retain durable advantages in strategic positioning within its competitive industry

•	invest in a diversified portfolio of equity securities of larger, well established firms (generally with market capitalization exceeding $2 billion)

How did the Fund perform during 2000?

For the 12 months ended December 31, 2000, the Fund’s Class S shares had a return of 2.94%. This result fell between the 7.01% return of the Russell 1000 Value Index and the -9.10% result for the S&P 500 Index.

The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index tracks the performance of the 1,000 largest U.S. companies based on total market capitalization. The S&P 500 is a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors influenced the Fund’s performance?

For the first time in a number of years, value indices substantially outdistanced growth indices. The Russell 1000 Growth Index declined about 22.42%, while the Russell 1000 Value Index advanced 7.01%—a huge divergence. In the fourth quarter alone, the technology-heavy NASDAQ Composite Index plunged over 30%, while value indices trended higher down the stretch. Therefore, virtually all of the outperformance by value indices was packed into a brief period.

The stage for this dramatic reversal had been set a year earlier, as monetary authorities fretted over a potential Y2K-related cash run on banks. One result of providing the excess bank liquidity thought necessary was a speculative stock market bubble that evolved through the first quarter of 2000. This bubble crested in March, with extraordinary valuations sited in technology, telecommunications, and biotechnology issues. As the Federal Reserve Board withdrew liquidity from the banking system and ratcheted up short-term interest rates three times in the first half of the year, growth stocks took the first of two steep drops during the year. However, first-half GDP growth galloped away at a robust 5%-plus pace.

Against this backdrop of an increasingly restrictive Fed and the credit tourniquet of an inverted Treasury yield curve, the portfolio was substantially repositioned during the May-to-July period following a fund management change in April.

What ideas guided your restructuring efforts?

The Fund was restructured with a defensive tilt. We emphasized large-capitalization stocks with high earnings predictability, low debt, and high internal cash generation. Also sought out were companies with both the capacity and willingness to repurchase their own stock. On the other hand, economically sensitive businesses, such as automotive parts suppliers and chemical firms, were sold. The total number of holdings was cut from about 70 to approximately 55. This was accomplished by selling 40 stocks and adding back 24 fresh ideas.

One area of buying emphasis was pharmaceutical stocks, which helped the Fund’s relative performance. Schering Plough, Pharmacia, Johnson & Johnson, Merck, and American Home Products were significant holdings in this group. The Fund also benefited from its exposure to consumer nondurables. We initiated or increased positions in high-quality names such as Proctor & Gamble, McDonalds, General Mills, and Kimberly-Clark. In addition, a solid exposure to the energy sector benefited results in the Fund.

MassMutual Core Equity Fund – Portfolio Manager Report (Continued)
(Formerly known as MassMutual Value Equity Fund)

What factors hurt performance versus the Russell index?

In light of the high risks to bank credits under a “hard landing” economic scenario, we specifically underweighted the bank stocks. We were quite leery of risky lending done during the earlier speculative bubble, during which it seemed that any company even loosely associated with the Internet had ready access to financing. This underweighting caused the fourth quarter Fund performance to lag that of its benchmark index by about 2%, as the finance sector rallied strongly on expectations that a slowing economy might lead to lower interest rates. However, we believe that deteriorating bank credit losses may yet be an issue in 2001.

Furthermore, high transaction costs associated with the restructuring were a drag on performance. However, we view those costs as a worthwhile investment in a process that was necessary to improve portfolio structure, quality, and flexibility going forward.

Which individual holdings were most helpful to performance?

In May we sold Hewlett-Packard and bought Boeing. That turned out to be an extremely beneficial move, as HP’s stock price was cut in half by year-end, while Boeing enjoyed a nice rally due to improving operating margins and a substantial repurchase of its own shares. Another strong performer was Sabre Group, a maker of airline reservation software. The company was widely thought to derive revenue primarily from travel agents, but we realized that it also had significant Internet exposure through its rapidly growing subsidiary, Travelocity.com, the largest online travel agency.

Which stocks were most detrimental to performance?

General Motors was a significant detractor. We bought the stock based on the likelihood of a buyout of GM’s Hughes Aircraft subsidiary. The deal never materialized, however, and we significantly reduced the position. Micron Technology and Compaq suffered from a collapse in demand for DRAM (dynamic random access memory) and personal computers, respectively, during the disappointing fourth quarter. Nevertheless, we liked Micron’s technological leadership and maintained the position.

What is your outlook?

Data on economic activity plunged in December, one of the quickest declines in recent memory. The Fed responded by moving to an easing bias on December 19 and apparently stands ready to do whatever is necessary to head off a recession. Another strong incentive for the Fed to stabilize the economy without delay is to avoid the huge tax cut advocated by President Bush, which the Fed regards as fiscally irresponsible. There would likely be a groundswell of popular support for tax cuts if visible signs of economic contraction continue in 2001.

In light of this fresh view, we positioned the portfolio less defensively beginning December 21. Several beaten-down, high-quality technology leaders were purchased at 50% to 60% discounts from the highest prices for the year. Furthermore, we added non-bank, highest-quality financial services stocks and expect them to benefit from sequential Fed easing in 2001. Finally, aggressive Fed easing would dictate taking a close look at companies with export operations and other likely beneficiaries of a weaker dollar.

MassMutual Core Equity Fund
Largest Stock Holdings (12/31/00)

Exxon Mobil Corp.
Coastal Corp.
Sabre Holdings Corp.
Bank of New York Co., Inc.
Merck & Co., Inc.
McDonald’s Corp.
Boeing Co.
Honeywell International, Inc.
General Mills, Inc.
Marsh & McLennan Companies, Inc.

MassMutual Core Equity Fund – Portfolio Manager Report (Continued)
(Formerly known as MassMutual Value Equity Fund)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Core Equity Fund Class S and the S&P 500 Index

MassMutual Core Equity Fund
Total Return
	One Year	Five Year Average Annual	Since Inception Average Annual
	1/1/00 - 12/31/00	1/1/96 - 12/31/00	10/3/94 - 12/31/00

Class S	2.94%	12.66%	14.92%

S&P 500 Index	-9.10%	18.33%	20.40%

Hypothetical Investments in MassMutual Core Equity Fund Class A, Class Y and S&P 500 Index

MassMutual Core Equity Fund
Total Return
	One Year	Since Inception Average Annual
	1/1/00 - 12/31/00	1/1/98 - 12/31/00

Class A	2.42%	4.78%
Class Y	2.85%	5.24%

S&P 500 Index	-9.10%	12.26%

Hypothetical Investments in MassMutual Core Equity Fund Class L and S&P 500 Index

MassMutual Core Equity Fund
Total Return
	One Year	Since Inception Average Annual
	1/1/00 - 12/31/00	5/3/99 - 12/31/00

Class L	2.74%	-3.09%

S&P 500 Index	-9.10%	0.54%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Core Equity Fund – Portfolio of Investments
(Formerly known as MassMutual Value Equity Fund)

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 99.5%

Aerospace & Defense — 5.8%
Boeing Co.	943,500	$ 62,271,000
Honeywell International, Inc.	1,301,031	61,555,029

		123,826,029

Automotive & Parts — 3.3%
Ford Motor Co.	2,159,465	50,612,461
General Motors Corp.	379,700	19,340,969

		69,953,430

Banking, Savings & Loans — 7.5%
Bank of New York Co., Inc.	1,177,700	64,994,319
Citigroup, Inc.	852,700	43,540,994
Federal National Mortgage Association	293,600	25,469,800
Wells Fargo & Co.	475,500	26,479,406

		160,484,519

Beverages — 2.3%
Anheuser-Busch Companies, Inc.	1,100,400	50,068,200

Broadcasting, Publishing & Printing — 2.7%
The McGraw-Hill Companies, Inc.	706,600	41,424,425
News Corporation Limited Sponsored†	525,600	16,950,600

		58,375,025

Communications — 2.4%
SBC Communications, Inc.	1,092,481	52,165,968

Computers & Information — 2.5%
Compaq Computer Corp.	2,213,300	33,310,165
Jabil Circuit, Inc.*	750,500	19,043,937

		52,354,102

Containers — 0.9%
Sealed Air Corp.*	638,700	19,480,350

Cosmetics & Personal Care — 4.9%
Kimberly-Clark Corp.	757,600	53,554,744
The Procter & Gamble Co.	649,900	50,976,531

		104,531,275

	Number of Shares	Market Value

Electric Utilities — 3.8%
Dominion Resources, Inc.	730,600	$ 48,950,200
Teco Energy, Inc.	1,007,800	32,627,525

		81,577,725

Electrical Equipment & Electronics — 5.2%
General Electric Co.	434,900	20,848,019
Micron Technology, Inc.*	531,600	18,871,800
Rockwell International Corp.	1,085,100	51,677,887
Texas Instruments, Inc.	434,900	20,603,387

		112,001,093

Energy — 13.8%
Apache Corp.	794,800	55,685,675
Coastal Corp.	953,100	84,170,644
Devon Energy Corp.	436,400	26,607,308
Exxon Mobil Corp.	1,194,931	103,884,314
Tosco Corp.	384,300	13,042,181
Valero Energy Corp.	330,200	12,279,312

		295,669,434

Entertainment & Leisure — 1.3%
AT&T—Liberty Media Group*	2,065,600	28,014,700

Financial Services — 5.2%
American Express Co.	560,900	30,814,444
American General Corp.	627,400	51,133,100
Franklin Resources, Inc.	785,600	29,931,360

		111,878,904

Foods — 2.8%
General Mills, Inc.	1,365,600	60,854,550

Forest Products & Paper — 1.1%
Weyerhaeuser Co.	476,800	24,197,600

Healthcare — 2.7%
Schering-Plough Corp.	1,000,000	56,750,000

Industrial – Diversified — 1.3%
Illinois Tool Works, Inc.	450,000	26,803,125

Insurance — 5.7%
American International Group, Inc.	279,300	27,528,506
The Hartford Financial Services Group, Inc.	473,800	33,462,125
Marsh & McLennan Companies, Inc.	511,700	59,868,900

		120,859,531

	Number of Shares	Market Value

Machinery & Components — 3.2%
Applied Materials, Inc.*	535,200	$ 20,437,950
Cooper Cameron Corp.*	407,700	26,933,681
Weatherford International, Inc.*	463,900	21,919,275

		69,290,906

Pharmaceuticals — 8.4%
American Home Products Corp.	605,600	38,485,880
Johnson & Johnson	233,000	24,479,562
Merck & Co., Inc.	666,200	62,372,975
Pharmacia Corp.	900,478	54,929,158

		180,267,575

Prepackaged Software — 2.3%
Informix Corp.*	3,003,100	8,915,603
Microsoft Corp.*	445,500	19,323,563
Symantec Corp.*	599,400	20,004,975

		48,244,141

Restaurants — 2.9%
McDonald’s Corp.	1,834,000	62,356,000

Retail — 1.3%
RadioShack Corp.	669,000	28,641,563

Telephone Utilities — 3.1%
BellSouth Corp.	967,800	39,619,313
Verizon Communications	511,170	25,622,396

		65,241,709

Travel — 3.1%
Sabre Holdings Corp.	1,546,300	66,684,188

TOTAL EQUITIES (Cost $1,639,020,754)		2,130,571,642

		Principal Amount

SHORT-TERM INVESTMENTS — 2.8%
Cash Equivalents — 2.1%
AT&T**
6.730%	07/19/2001	$ 57,765	57,765
Banc One Bank Note**
6.800%	07/02/2001	910,095	910,095
Bank of America Bank Note**
6.670%	03/22/2001	910,095	910,095

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Portfolio of Investments (Continued)
(Formerly known as MassMutual Value Equity Fund)

		Principal Amount	Market Value

Bank of Montreal Eurodollar Time Deposit**
6.560%	01/05/2001	$ 4,247,112	$ 4,247,112
Credit Agricole Bank Eurodollar Time Deposit**
6.600%	01/05/2001	10,921,144	10,921,144
First Union Bank Note**
6.670%	05/09/2001	910,095	910,095
Fleet National Bank Note**
6.850%	04/30/2001	2,495,043	2,495,043
HypoVereinsbank Eurodollar Time Deposit**
6.650%	01/10/2001	1,523,556	1,523,556
Merrimac Money Market Fund**
6.500%	01/02/2001	9,250,744	9,250,744
MetLife Insurance Company Funding Agreement**
6.870%	08/01/2001	5,000,000	5,000,000
Morgan Stanley Dean Witter & Co.**
6.650%	09/14/2001	1,820,191	1,820,191
Morgan Stanley Dean Witter & Co.**
6.660%	01/16/2001	460,282	460,282
Paribas Bank Eurodollar Time Deposit**
6.690%	01/11/2001	4,311,422	4,311,422
Toronto Dominion Eurodollar Time Deposit**
6.720%	01/04/2001	2,123,556	2,123,556

			44,941,100

	Principal Amount	Market Value

Repurchase Agreement — 0.7%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/00, 5.18%, due 01/02/2001(a)	$14,625,505	$ 14,625,505

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		59,566,605

TOTAL INVESTMENTS — 102.3%
(Cost $1,698,587,359) ***		2,190,138,247

Other Assets/ (Liabilities) — (2.3%)		(48,863,630)

NET ASSETS — 100.0%		$2,141,274,617

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt

(a)Maturity value of $14,633,922. Collateralized by U.S. Government Agency obligations with rates of 7.375% - 9.875%, maturity dates of 06/25/2014 -02/20/2023, and aggregate market value, including accrued interest, of $15,356,780.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Financial Statements
(Formerly known as MassMutual Value Equity Fund)

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $1,639,020,754) (Note 2)	$2,130,571,642
Short-term investments, at amortized cost (Note 2)	59,566,605

Total Investments	2,190,138,247
Cash	28,284
Receivables from:
Fund shares sold	3,345,148
Interest and dividends	1,008,917

Total assets	2,194,520,596

Liabilities:
Payables for:
Investments purchased	6,084,997
Fund shares repurchased	1,103,654
Securities on loan (Note 2)	44,941,100
Directors’ fees and expenses (Note 3)	3,265
Affiliates (Note 3):
Investment management fees	886,375
Administration fees	132,240
Service fees	6,792
Accrued expenses and other liabilities	87,556

Total Liabilities	53,245,979

Net assets	$2,141,274,617

Net assets consist of:
Paid-in capital	$1,534,065,524
Distributions in excess of net investment income	(1,259)
Accumulated net realized gain on investments	115,659,464
Net unrealized appreciation on investments	491,550,888

$2,141,274,617

Net assets:
Class A	$ 12,084,472

Class L	$ 41,292,630

Class Y	$ 19,340,230

Class S	$2,068,557,285

Shares outstanding:
Class A	949,019

Class L	3,225,095

Class Y	1,508,378

Class S	160,935,872

Net asset value, offering price and redemption price per share:
Class A	$ 12.73

Class L	$ 12.80

Class Y	$ 12.82

Class S	$ 12.85

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Financial Statements (Continued)
(Formerly known as MassMutual Value Equity Fund)

Statement of Operations

Year ended December 31, 2000
Investment income: (Note 2)
Dividends (net of withholding tax of $125,177)	$ 41,090,501
Interest (including securities lending income of $126,100)	1,861,212

Total investment income	42,951,713

Expenses: (Note 2)
Investment management fees (Note 3)	11,530,237
Custody fees	341,217
Audit and legal fees	87,646
Directors’ fees (Note 3)	8,984

11,968,084
Administration fees (Note 3):
Class A	19,588
Class L	64,970
Class Y	36,647
Class S	1,523,837
Service fees (Note 3):
Class A	15,424

Total expenses	13,628,550

Net investment income	29,323,163

Realized and unrealized gain (loss):
Net realized gain on investment transactions	544,484,891
Net change in unrealized appreciation (depreciation) on investments	(539,459,855)

Net realized and unrealized gain	5,025,036

Net increase in net assets resulting from operations	$ 34,348,199

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Financial Statements (Continued)
(Formerly known as MassMutual Value Equity Fund)

Statements of Changes in Net Assets

	Year ended December 31, 2000	Year ended December 31, 1999
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 29,323,163	$ 48,018,681
Net realized gain on investment transactions	544,484,891	244,882,522
Net change in unrealized appreciation (depreciation) on investments	(539,459,855)	(380,145,282)

Net increase (decrease) in net assets resulting from operations	34,348,199	(87,244,079)

Distributions to shareholders (Note 2):
From net investment income:
Class A	(139,963)	(28,703)
Class L	(531,531)	(38,830)*
Class Y	(284,034)	(424,325)
Class S	(28,367,635)	(47,633,175)

Total distributions from net investment income	(29,323,163)	(48,125,033)

In excess of net investment income:
Class A	(182)	(370)
Class L	(690)	(500)*
Class Y	(369)	(5,469)
Class S	(36,827)	(613,908)

Total distributions in excess of net investment income	(38,068)	(620,247)

From net realized gains:
Class A	(2,666,730)	(117,796)
Class L	(9,015,961)	(145,744)*
Class Y	(5,071,290)	(1,595,827)
Class S	(476,095,131)	(199,382,279)

Total distributions from net realized gains	(492,849,112)	(201,241,646)

Net fund share transactions (Note 5):
Class A	12,596,994	1,767,511
Class L	46,681,662	2,589,158 *
Class Y	3,613,048	22,336,326
Class S	(312,628,118)	(397,747,697)

Decrease in net assets from net fund share transactions	(249,736,414)	(371,054,702)

Total decrease in net assets	(737,598,558)	(708,285,707)

Net assets:
Beginning of year	2,878,873,175	3,587,158,882

End of year (including distributions in excess of net investment income of $1,259 and $0, respectively)	$2,141,274,617	$2,878,873,175

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Financial Statements (Continued)
(Formerly known as MassMutual Value Equity Fund)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/00		Year ended 12/31/99		Year ended 12/31/98†

Net asset value, beginning of period	$ 16.31		$ 18.40		$ 18.02

Income (loss) from investment operations:
Net investment income	0.09	***	0.17	***	0.19 ***
Net realized and unrealized gain (loss) on investments	0.28		(0.75)		2.60

Total income (loss) from investment operations	0.37		(0.58)		2.79

Less distributions to shareholders:
From net investment income	(0.19)		(0.28)		(0.43)
In excess of net investment income	(0.00	)****	(0.00	)****	-
From net realized gains	(3.76)		(1.23)		(1.98)

Total distributions	(3.95)		(1.51)		(2.41)

Net asset value, end of period	$ 12.73		$ 16.31		$ 18.40

Total Return@	2.42%		(3.13)%		15.96%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 12,084		$ 1,841		$ 227
Net expenses to average daily net assets	1.09%		1.10%		1.20%
Net investment income to average daily net assets	0.56%		0.92%		1.01%
Portfolio turnover rate	69%		10%		12%

	Class L
	Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$ 16.35		$ 19.36

Income (loss) from investment operations:
Net investment income	0.13	***	0.20	***
Net realized and unrealized gain (loss) on investments	0.29		(1.68)

Total income (loss) from investment operations	0.42		(1.48)

Less distributions to shareholders:
From net investment income	(0.21)		(0.30)
In excess of net investment income	(0.00	)****	(0.00	)****
From net realized gains	(3.76)		(1.23)

Total distributions	(3.97)		(1.53)

Net asset value, end of period	$ 12.80		$ 16.35

Total Return@	2.74%		(7.63)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 41,293		$ 2,380
Net expenses to average daily net assets	0.84%		0.84%	*
Net investment income to average daily net assets	0.82%		1.68%	*
Portfolio turnover rate	69%		10%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net investment income is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Equity Fund – Financial Statements (Continued)
(Formerly known as MassMutual Value Equity Fund)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/2000		Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 16.35		$ 18.39		$ 18.03

Income (loss) from investment operations:
Net investment income	0.18	***	0.23	***	0.27 ***
Net realized and unrealized gain (loss) on investments	0.26		(0.73)		2.63

Total income (loss) from investment operations	0.44		(0.50)		2.90

Less distributions to shareholders:
From net investment income	(0.21)		(0.31)		(0.56)
In excess of net investment income	(0.00	)****	(0.00	)****	-
From net realized gains	(3.76)		(1.23)		(1.98)

Total distributions	(3.97)		(1.54)		(2.54)

Net asset value, end of period	$ 12.82		$ 16.35		$ 18.39

Total Return@	2.85%		(2.71)%		16.49%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 19,340		$ 20,262		$ 754
Net expenses to average daily net assets	0.69%		0.69%		0.75%
Net investment income to average daily net assets	1.16%		1.26%		1.43%
Portfolio turnover rate	69%		10%		12%

	Class S (1)
	Year ended 12/31/00		Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96
Net asset value, beginning of period	$ 16.38		$ 18.39		$ 17.00	$ 14.46	$ 12.63

Income (loss) from investment operations:
Net investment income	0.20	***	0.27	***	0.31	0.32	0.34
Net realized and unrealized gain (loss) on investments	0.26		(0.75)		2.49	3.83	2.22

Total income (loss) from investment operations	0.46		(0.48)		2.80	4.15	2.56

Less distributions to shareholders:
From net investment income	(0.23)		(0.30)		(0.31)	(0.31)	(0.34)
In excess of net investment income	(0.00	)****	(0.00	)****	-	-	-
From net realized gains	(3.76)		(1.23)		(1.10)	(1.30)	(0.39)

Total distributions	(3.99)		(1.53)		(1.41)	(1.61)	(0.73)

Net asset value, end of period	$ 12.85		$ 16.38		$ 18.39	$ 17.00	$ 14.46

Total Return@	2.94%		(2.60)%		16.75%	29.01%	20.24%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,068,557		$2,854,390		$3,586,177	$3,197,848	$2,485,743
Ratio of expenses to average daily net assets:
Before expense waiver	0.59%		0.57%		0.54%	0.55%	0.55%
After expense waiver #	N/A		N/A		N/A	0.54%	0.51%
Net investment income to average daily net assets	1.28%		1.45%		1.67%	1.91%	2.42%
Portfolio turnover rate	69%		10%		12%	20%	13%

***	Per share amount calculated on the average shares method.
****	Distributions in excess of net investment income is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management by MassMutual, which terminated May 1, 1997.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Large Cap Value Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Large Cap Value Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital and income
•	invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalization over of at least $5.0 billion)
•	utilize a value-oriented strategy in making investment decisions
•	utilize Fundamental analysis to identify companies which
—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential
—are attractively valued in the marketplace

How did the Fund perform during 2000?

Since the Fund’s inception on May 1, 2000, through December 31, 2000, its Class S shares returned -0.08%, beating the -8.39% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors contributed to the Fund’s performance?

During the late spring and summer months, investors rotated funds between growth and value stocks with no real conviction, as they struggled to assess whether the economy was slowing and what the Federal Reserve Board would do next. The third quarter closed on a weak note, however, as earnings concerns and disappointments affected such market leaders as Intel, Apple, Eastman Kodak, Applied Materials, and Lexmark International.

As it turned out, September was a harbinger of things to come in the fourth quarter. Companies across a broad range of sectors issued earnings warnings, while economic data on employment, retail sales, industrial production, consumer sentiment, and the like rapidly deteriorated. Growth stocks suffered most in this environment, and investors retreated to the relative safety of value shares, which were prized for their dependable earnings growth and relatively modest valuations. As a result, the Fund was able to outperform the S&P 500, although its returns over the abbreviated 8-month reporting period lagged significantly behind the performance of the average large-cap value portfolio guided by the Fund’s management firm, Davis Selected Advisors, L.P., over the entire year.

How was the Fund positioned during the period?

The Fund had significant positions in a number of high-quality health care stocks, and we selectively increased our positions in that sector during the second half of the year. Pharmaceutical firms such as Merck and American Home Products benefited the Fund’s performance. Financial services was another sector that did well, buoyed by investors’ search for dependable earnings growth and the hope that the Fed might cut interest rates as the economy slowed. Our positions in high-quality franchises such as American International Group, Citigroup, Household International, and Golden West stood out as positive contributors.

In the hard-hit technology sector, we wisely sold down several highly valued positions earlier in the year, including Oracle, Applied Materials, Intel, and Texas Instruments. Therefore, we avoided much of the pain caused by steep declines in these issues later in the year. Nevertheless, we have our share of regrets about the Fund’s technology and telecommunications holdings. Even high-quality companies like Hewlett-Packard and Lexmark International, which we believe are experiencing short-term growing pains, suffered share price declines of close to 60%. Recent positions in telecom companies AT&T, Motorola, and Lucent Technologies also caused us considerable consternation. Although we purchased these stocks on substantial weakness earlier in the year, deterioration in the fundamentals of their core businesses caused further declines. Consequently, we liquidated some positions and added to others on price weakness.

MassMutual Large Cap Value Fund – Portfolio Manager Report (Continued)

What is your outlook?

We are optimists at heart and see many reasons to be positive about the long-term prospects for U.S. stocks. However, we are unlikely to see any time soon the outsized gains in the popular market averages that occurred in the 1995-1999 period. The big drivers of the recent bull market—steeply falling interest rates, low inflation, rising productivity, and expanding profit margins—are not as strong as before. In addition, the insatiable appetite of U.S. investors for positive earnings news every 90 days has brought a decline in the quality of reported earnings, as many companies have resorted to aggressive accounting practices to create the illusion of consistent earnings growth. Thus, financial statements and accounting practices must be scrutinized more closely than ever before. Nonetheless, we remain confident in our strong research capabilities and disciplined value methodology for selecting stocks. From a macroeconomic perspective, the Fed’s switch to an easing bias on December 19 and apparent willingness to lower interest rates aggressively increases the economy’s chances of achieving the much-desired soft landing.

MassMutual Large Cap Value Fund
Largest Stock Holdings (12/31/00)

Tyco International Limited
American Express Co.
American International Group, Inc.
Household International, Inc.
Citigroup, Inc.
Wells Fargo & Co.
Tellabs, Inc.
American Home Products Corp.
Philip Morris Companies, Inc.
Bristol-Myers Squibb Co.

MassMutual Large Cap Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Large Cap Value Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

MassMutual Large Cap Value Fund
Total Return
Since Inception 5/1/00 - 12/31/00

Class S	-0.08%
Class A	-0.36%
Class Y	-0.08%
Class L	-0.26%

S&P 500 Index	-8.39%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P’s 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Large Cap Value Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 82.3%

Advertising — 0.0%
WPP Group PLC Sponsored†	1,800	$ 113,062

Banking, Savings & Loans — 12.9%
Bank One Corp.	15,800	578,675
Citigroup, Inc.	213,100	10,881,419
Federal Home Loan Mortgage Corp.	77,600	5,344,700
Golden West Financial Corp.	88,400	5,967,000
Providian Financial Corp.	85,800	4,933,500
Wells Fargo & Co.	187,400	10,435,837

		38,141,131

Broadcasting, Publishing & Printing — 1.2%
Dow Jones & Co., Inc.	8,500	481,312
Gannett Co., Inc.	23,800	1,500,887
Tribune Co.	36,400	1,537,900

		3,520,099

Building Materials & Construction — 3.8%
Martin Marietta Materials	45,800	1,937,340
Masco Corp.	282,500	7,256,719
Vulcan Materials Co.	45,500	2,178,312

		11,372,371

Commercial Services — 0.9%
Dun & Bradstreet Corp.*	54,650	1,414,069
Moody’s Corp.	51,800	1,330,613

		2,744,682

Communications — 4.5%
Lucent Technologies, Inc.	278,100	3,875,850
Tellabs, Inc.*	167,200	9,446,800

		13,322,650

Computers & Information — 1.5%
Lexmark International Group, Inc.*	100,200	4,440,112

Computers & Office Equipment — 3.1%
Hewlett-Packard Co.	195,900	6,183,094
International Business Machines Corp.	35,600	3,026,000

		9,209,094

	Number of Shares	Market Value

Containers — 1.4%
Sealed Air Corp.*	137,000	$ 4,178,500

Cosmetics & Personal Care — 0.2%
Gillette Co.	18,200	657,475

Data Processing and Preparation — 0.1%
First Data Corp.	5,900	310,856

Electrical Equipment & Electronics — 4.6%
Intel Corp.	36,800	1,106,300
Koninklijke Philips Electronics NV NY Shares	24,243	878,809
Molex, Inc.	34,400	1,221,200
Motorola, Inc.	267,700	5,420,925
Texas Instruments, Inc.	92,100	4,363,237
Tycom, Limited*	29,300	655,588

		13,646,059

Energy — 0.4%
Devon Energy Corp.	20,400	1,243,788

Financial Services — 14.2%
American Express Co.	225,500	12,388,406
AvalonBay Communities, Inc.	4,200	210,525
Berkshire Hathaway, Inc. Cl. A*	88	6,248,000
Centerpoint Properties Corp.	74,899	3,538,978
Household International, Inc.	202,900	11,159,500
Morgan Stanley Dean Witter & Co.	73,400	5,816,950
Stillwell Financial, Inc.	65,300	2,575,269

		41,937,628

Healthcare — 2.5%
Bristol-Myers Squibb Co.	98,700	7,297,631

Industrial – Diversified — 4.6%
Tyco International Limited	247,700	13,747,350

Insurance — 7.3%
American International Group, Inc.	118,300	11,659,944
Chubb Corp.	14,200	1,228,300
Loews Corp.	15,600	1,615,575

	Number of Shares	Market Value

Progressive Corp.	26,400	$ 2,735,700
Sun Life Financial Services of Canada	19,700	524,513
Transatlantic Holdings, Inc.	36,100	3,822,088

		21,586,120

Lodging — 0.7%
Marriott International, Inc. Cl. A	48,700	2,057,575

Machinery & Components — 1.0%
Applied Materials, Inc.*	11,300	431,519
Dover Corp.	64,900	2,632,506

		3,064,025

Medical Supplies — 0.9%
Agilent Technologies, Inc.*	45,634	2,498,462

Miscellaneous — 1.0%
Minnesota Mining & Manufacturing Co.	23,900	2,879,950

Pharmaceuticals — 6.2%
American Home Products Corp.	134,600	8,553,830
Eli Lilly & Co.	16,500	1,535,531
GlaxoSmithkline PLC†	50,186	2,810,405
Merck & Co., Inc.	49,300	4,615,713
Pharmacia Corp.	11,300	689,300

		18,204,779

Prepackaged Software — 0.4%
BMC Software, Inc.*	64,900	908,600
Novell, Inc.*	59,700	311,562

		1,220,162

Restaurants — 2.1%
McDonald’s Corp.	179,700	6,109,800

Retail — 2.4%
Costco Wholesale Corp.*	178,000	7,108,875

Telephone Utilities — 0.7%
AT&T Corp.	87,242	1,510,377
AT&T Wireless Group*	24,600	425,888
Loral Space & Communications Ltd.*	58,400	186,150

		2,122,415

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Tobacco — 2.5%
Philip Morris Companies, Inc.	171,000	$ 7,524,000

Transportation — 1.2%
United Parcel Service, Inc. Cl. B	59,700	3,511,106

TOTAL EQUITIES
(Cost $244,623,679)		243,769,757

		Principal Amount

SHORT-TERM INVESTMENTS — 13.4%
Cash Equivalents — 5.1%
AT&T**
6.730%	07/19/2001	$ 305,466	305,466
Banc One Bank Note**
6.800%	07/02/2001	305,633	305,633
Bank of America Bank Note**
6.670%	03/22/2001	305,631	305,631
Bank of Montreal Eurodollar Time Deposit**
6.560%	01/05/2001	1,426,279	1,426,279
Credit Agricole Bank Eurodollar Time Deposit**
6.600%	01/05/2001	3,667,575	3,667,575
First Union Bank Note**
6.670%	05/09/2001	305,631	305,631
Fleet National Bank Note**
6.850%	04/30/2001	1,356,853	1,356,853
HypoVereinsbank Eurodollar Time Deposit**
6.650%	01/10/2001	713,140	713,140
Merrimac Money Market Fund**
6.500%	01/02/2001	2,636,465	2,636,465
Morgan Stanley Dean Witter & Co.**
6.650%	09/14/2001	611,262	611,262

		Principal Amount	Market Value

Morgan Stanley Dean Witter & Co.**
6.660%	01/16/2001	$ 402,020	$ 402,020
Paribas Bank Eurodollar Time Deposit**
6.690%	01/11/2001	2,343,173	2,343,173
Toronto Dominion Eurodollar Time Deposit**
6.720%	01/04/2001	713,140	713,140

			15,092,268

Repurchase Agreement — 8.3%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/00, 5.18%,
due 01/02/2001 (a)		24,605,441	24,605,441

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)			39,697,709

TOTAL INVESTMENTS — 95.7%
(Cost $284,321,388)***			283,467,466

Other Assets/ (Liabilities) — 4.3%			12,615,339

NET ASSETS — 100.0%			$ 296,082,805

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt

(a)
Maturity value of $24,619,603. Collateralized by U.S. Government Agency obligations with rates of 7.400%-8.001%, maturity dates of 01/15/2024-03/01/2028, and aggregate market value, including accrued interest, of $25,835,875.

The accompanying notes are an integral part of the financial statements.

MassMutual Large Cap Value Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $244,623,679) (Note 2)	$243,769,757
Short-term investments, at amortized cost (Note 2)	39,697,709

Total Investments	283,467,466
Cash	27,209,841
Receivables from:
Fund shares sold	398,055
Interest and dividends	396,098
Foreign taxes withheld	154

Total assets	311,471,614

Liabilities:
Payables for:
Fund shares repurchased	94,878
Securities on loan (Note 2)	15,092,268
Directors’ fees and expenses (Note 3)	2,718
Affiliates (Note 3):
Investment management fees	151,887
Administration fees	30,660
Service fees	6,235
Accrued expenses and other liabilities	10,163

Total liabilities	15,388,809

Net assets	$296,082,805

Net assets consist of:
Paid-in capital	$297,175,244
Undistributed net investment income	70,667
Accumulated net realized loss on investments	(309,184)
Net unrealized depreciation on investments	(853,922)

$296,082,805

Net assets:
Class A	$ 15,926,178

Class L	$ 44,167,363

Class Y	$ 10,075,974

Class S	$225,913,290

Shares outstanding:
Class A	1,605,343

Class L	4,448,595

Class Y	1,013,326

Class S	22,716,519

Net asset value, offering price and redemption price per share:
Class A	$ 9.92

Class L	$ 9.93

Class Y	$ 9.94

Class S	$ 9.94

The accompanying notes are an integral part of the financial statements.

MassMutual Large Cap Value Fund – Financial Statements (Continued)

Statement of Operations

Period ended December 31, 2000*
Investment income: (Note 2)
Dividends (net of withholding tax of $6,558)	$1,274,538
Interest (including securities lending income of $10,648)	1,181,558

Total investment income	2,456,096

Expenses: (Note 2)
Investment management fees (Note 3)	951,018
Custody fees	21,115
Audit and legal fees	9,973
Directors’ fees (Note 3)	4,948

987,054
Administration fees (Note 3):
Class A	10,955
Class L	48,570
Class Y	4,847
Class S	105,654
Service fees (Note 3):
Class A	8,443

Total expenses	1,165,523

Net investment income	1,290,573

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(85,500)
Net change in unrealized appreciation (depreciation) on investments	(853,922)

Net realized and unrealized loss	(939,422)

Net increase in net assets resulting from operations	$ 351,151

*	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Large Cap Value Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Period ended December 31, 2000*
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 1,290,573
Net realized loss on investment transactions	(85,500)
Net change in unrealized appreciation (depreciation) on investments	(853,922)

Net increase in net assets resulting from operations	351,151

Distributions to shareholders (Note 2):
From net investment income:
Class A	(56,538)
Class L	(143,802)
Class Y	(43,925)
Class S	(975,641)

Total distributions from net investment income	(1,219,906)

In excess of net realized gains:
Class A	(12,071)
Class L	(30,758)
Class Y	(7,804)
Class S	(173,051)

Total distributions in excess of net realized gains	(223,684)

Net fund share transactions (Note 5):
Class A	15,765,736
Class L	44,253,194
Class Y	10,265,863
Class S	226,890,451

Increase in net assets from net fund share transactions	297,175,244

Total increase in net assets	296,082,805

Net assets:
Beginning of period	-

End of period (including undistributed net investment income of $70,667)	$296,082,805

*	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A	Class L	Class Y	Class S
	Period ended 12/31/2000†	Period ended 12/31/2000†	Period ended 12/31/2000†	Period ended 12/31/2000†

Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00

Income (loss) from investment operations:
Net investment income	0.03 ***	0.05 ***	0.06 ***	0.06 ***
Net realized and unrealized gain (loss) on investments	(0.06)	(0.07)	(0.07)	(0.07)

Total income (loss) from investment operations	(0.03)	(0.02)	(0.01)	(0.01)

Less distributions to shareholders:
From net investment income	(0.04)	(0.04)	(0.04)	(0.04)
In excess of net realized gains	(0.01)	(0.01)	(0.01)	(0.01)

Total distributions	(0.05)	(0.05)	(0.05)	(0.05)

Net asset value, end of period	$ 9.92	$ 9.93	$ 9.94	$ 9.94

Total Return @	(0.36)% **	(0.26)% **	(0.08)% **	(0.08)% **
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 15,926	$ 44,167	$ 10,076	$ 225,913
Net expenses to average daily net assets	1.25% *	1.00% *	0.84% *	0.76% *
Net investment income to average daily net assets	0.53% *	0.72% *	0.93% *	0.91% *
Portfolio turnover rate	11% **	11% **	11% **	11% **

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total Return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Indexed Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital through performance that closely tracks that of the S&P 500 Index
•	invest in a portfolio of equity securities mirroring the composition and sector weightings of the S&P 500 Index

How did the Fund perform during 2000?

For the 12 months ended December 31, 2000, the Fund’s Class S shares returned -9.47%, slightly trailing the -9.10% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks. The decline was the worst for the S&P 500 since 1974.

What factors influenced performance during the period?

After dominating the market for several years, growth stocks headed lower in 2000. The sectors that had led the market to so many new highs previously—technology and communication services—were responsible for dragging it down. In fact, excluding those two sectors, the S&P 500 would have risen by about 2% instead of flirting with a double-digit negative return. To make matters worse, large-cap stocks underperformed small-caps again in 2000. Microsoft alone was responsible for nearly 30% of the S&P 500’s decline, while Microsoft, Lucent Technologies, WorldCom, AT&T, and Cisco Systems jointly accounted for approximately 81% of the index’s fall.

Higher interest rates and inflated valuations were the main culprits during the first half of the period, as the Federal Reserve Board raised interest rates in February, March, and May for a total increase of 1.00%. Although higher interest rates triggered a sharp selloff in the spring, many growth stocks recovered over the summer, buoyed by investors’ belief that interest rates might stabilize and the hope that growth could ease without excessive damage to earnings. There was a renewed focus on stocks with solid earnings growth over the summer, and most of the speculative darlings of earlier in the year were left behind. This was a positive development because the Fund, mirroring the index, contains many stocks of companies that are leaders in their respective industries.

The last four months of the year did serious damage to the Fund’s returns. Growth stocks were forced to contend not only with widespread earnings warnings but also with rapidly deteriorating economic data. Amid the carnage in the growth sector, investors fled to value stocks for their more dependable earnings growth and modest valuations. Health care, financials, and consumer nondurables were three sectors that benefited from this trend and partially offset losses in New Economy stocks. Less diversified benchmarks were subject to substantially stiffer losses. The technology-laden NASDAQ Composite Index, for example, fell a whopping 39.20% during the period.

Which stocks and sectors most significantly affected the Fund’s performance?

In the third quarter, the sectors making the most positive contributions were utilities (31.3%), financials (22.7%), capital goods (8.7%), and energy (7.6%). At the level of individual stocks, positive contributors included Manor Care (+124.1%), Humana (+120.5%), and PPL (+90.3%). Weakest sectors were technology (-13.6%), communication services (-11.4%), and basic materials (-8.0%), while the largest individual detractors were Kansas City Southern Industries (-95.1%), Owens-Corning (-71.6%), and 3Com (-66.7%).

For the fourth quarter, positive sectors included basic materials (25.5%), transportation (19.8%), and health care (11.9%). Technology (-31.9%) once again headed the list of negative returns, followed by communication services (-18.2%). Best-performing stocks included Healthsouth (93.3%), Willamette Industries (73.0%), and Conseco (73.0%). Worst performers featured Armstrong Industries (-81.9%), Xerox (-69.8%), and Sapient (-68.5%).

There were 58 company changes to the S&P 500 during the year. Two of the most significant additions were JDS Uniphase and Qwest Communications, both of which were acquired at better average prices than the index inclusion price, resulting in positive value added to the Fund.

MassMutual Indexed Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?

The markets will have to assess the positive influence of easier monetary policy along with the negative impact of lower earnings growth. A lot depends on whether the Fed can stabilize the economy at a sustainable growth rate of 2% to 3%. If this can be accomplished, the Fund might do reasonably well since a number of sectors in the S&P 500 could perform well in such circumstances. If the economy continues to weaken, however, even the best stocks in the index will likely suffer.

MassMutual Indexed Equity Fund
Largest Stock Holdings (12/31/00)

General Electric Co.
Exxon Mobil Corp.
Pfizer, Inc.
Cisco Systems, Inc.
Citigroup, Inc.
Wal-Mart Stores, Inc.
Microsoft Corp.
American International Group, Inc.
Merck & Co., Inc.
Intel Corp.

MassMutual Indexed Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Indexed Equity Fund Classes A, Y, S and the S&P 500 Index

MassMutual Indexed Equity Fund
Total Return
	One Year	Since Inception Average Annual
	1/1/00 - 12/31/00	3/1/98 - 12/31/00

Class S	-9.47%	9.38%
Class A	-9.88%	8.82%
Class Y	-9.46%	9.28%

S&P 500 Index	-9.10%	9.85%

Hypothetical Investments in MassMutual Indexed Equity Fund Class L and the S&P 500 Composite Index

MassMutual Indexed Equity Fund
Total Return
	One Year	Since Inception Average Annual
	1/1/00 - 12/31/00	7/1/99 - 12/31/00

Class L	-9.61%	-1.96%

S&P 500 Index	-9.10%	-1.40%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
MassMutual Indexed Equity Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 98.6%

Advertising — 0.2%
Interpublic Group Cos., Inc.	23,333	$ 993,111
Omnicom Group, Inc.	14,314	1,186,273

		2,179,384

Aerospace & Defense — 1.3%
Boeing Co.	69,002	4,554,132
General Dynamics Corp.	16,354	1,275,612
Goodrich (B.F.) Co.	7,890	286,999
Honeywell International, Inc.	62,410	2,952,773
Lockheed Martin Corp.	32,907	1,117,193
Northrop Grumman Corp.	6,323	524,809
Raytheon Co. Cl. B	29,000	900,812
TRW, Inc.	8,818	341,697

		11,954,027

Air Transportation — 0.3%
AMR Corp./Del*	14,364	562,889
Delta Air Lines, Inc.	8,616	432,416
Southwest Airlines Co.	39,377	1,320,311
US Airways Group, Inc.*	4,718	191,374

		2,506,990

Apparel, Textiles & Shoes — 0.5%
Gap, Inc.	69,403	1,769,777
LIZ Claiborne, Inc.	4,296	178,821
Limited, Inc.	33,759	576,013
Nike, Inc. Cl. B	22,383	1,249,251
Nordstrom, Inc.	9,638	175,291
Reebok International Limited*	4,400	120,296
VF Corp.	8,502	308,112

		4,377,561

Automotive & Parts — 0.9%
Cooper Tire & Rubber Co.	5,230	55,569
Dana Corp.	11,069	169,494
Delphi Automotive Systems Corp.	40,294	453,308
Ford Motor Co.	152,414	3,572,203
General Motors Corp.	45,045	2,294,480
Genuine Parts Co.	12,512	327,658
Goodyear Tire & Rubber Co.	11,176	256,936
Harley-Davidson, Inc.	24,236	963,381

	Number of Shares	Market Value

Navistar International Corp.*	4,509	$ 118,079
Paccar, Inc.	7,535	371,099
Visteon Corp.	11,253	129,410

		8,711,617

Banking, Savings & Loans — 9.5%
Amsouth Bancorporation	27,794	423,858
Bank of America Corp.	128,827	5,909,939
Bank of New York Co., Inc.	59,103	3,261,747
Bank One Corp.	94,726	3,469,340
BB&T Corp.	28,916	1,078,928
Capital One Financial Corp.	14,846	977,052
Charter One Financial, Inc.	15,593	450,248
Chase Manhattan Corp.	102,335	4,649,847
Citigroup, Inc.	398,341	20,340,287
Comerica, Inc.	13,476	800,137
Federal Home Loan Mortgage Corp.	55,128	3,796,941
Federal National Mortgage Association	81,179	7,042,278
Fifth Third Bancorp	38,170	2,280,658
First Union Corp.	80,132	2,228,671
Firstar Corp.	78,513	1,825,427
Fleet Boston Financial Corp.	72,592	2,726,737
Golden West Financial Corp.	11,479	774,832
Huntington Bancshares, Inc.	17,321	280,384
KeyCorp	30,768	861,504
Mellon Financial Corp.	39,968	1,965,926
National City Corp.	44,671	1,284,291
Northern Trust Corp.	18,793	1,532,804
Old Kent Financial Corp.	12,593	550,944
PNC Financial Services Group	23,813	1,739,837
Providian Financial Corp.	22,104	1,270,980
Regions Financial Corp.	15,590	425,802
SouthTrust Corp.	15,797	642,740
State Street Corp.	12,584	1,563,059
Summit Bancorp	15,611	596,145
Suntrust Banks, Inc.	23,634	1,488,942
Synovus Financial Corp.	20,099	541,417
U.S. Bancorp	62,128	1,813,361

	Number of Shares	Market Value

Union Planters Corp.	9,639	$ 344,594
Wachovia Corp.	14,358	834,559
Washington Mutual, Inc.	43,768	2,322,439
Wells Fargo & Co.	138,146	7,693,005

		89,789,660

Beverages — 2.3%
Anheuser-Busch Companies, Inc.	69,596	3,166,618
Brown-Forman Corp. Cl. B	4,921	327,246
Coca-Cola Co., The	197,972	12,063,919
Coca-Cola Enterprises, Inc.	29,843	567,017
Coors (Adolph) Cl. B	3,465	278,283
Pepsico, Inc.	116,745	5,786,174

		22,189,257

Broadcasting, Publishing & Printing — 1.7%
American Greetings Corp. Cl. A	4,514	42,601
Clear Channel Communications, Inc.*	45,321	2,195,236
Comcast Corp. Cl. A*	72,086	3,009,590
Dow Jones & Co., Inc.	6,357	359,965
Gannett Co., Inc.	22,471	1,417,077
Harcourt General, Inc.	6,927	396,224
Knight Ridder, Inc.	6,337	360,417
The McGraw-Hill Companies, Inc.	14,944	876,092
Meredith Corp.	3,689	118,740
New York Times Co. Cl. A	13,900	556,869
Tribune Co.	24,995	1,056,039
Viacom, Inc. Cl. B*	118,818	5,554,742

		15,943,592

Building Materials & Construction — 1.2%
Centex Corp.	4,205	157,950
Home Depot, Inc.	185,787	8,488,144
Kaufman & Broad Home Corp.	3,385	114,032
Louisiana-Pacific Corp.	7,484	75,775
Lowe’s Companies, Inc.	30,475	1,356,137
Masco Corp.	35,792	919,407
Vulcan Materials Co.	7,078	338,859

		11,450,304

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Chemicals — 1.1%
Air Products and Chemicals, Inc.	16,205	$ 664,405
Ashland, Inc.	4,925	176,758
Dow Chemical Co.	55,194	2,021,480
E. I. du Pont de Nemours and Co.	85,150	4,113,809
Eastman Chemical Co.	5,535	269,831
Engelhard Corp.	9,025	183,884
FMC Corp.*	2,254	161,584
Great Lakes Chemical Corp.	3,896	144,883
Hercules, Inc.	10,889	207,572
International Flavors & Fragrances, Inc.	7,382	149,947
PPG Industries, Inc.	12,308	570,014
Praxair, Inc.	11,278	500,461
Rohm & Haas Co.	18,784	682,094
Union Carbide Corp.	11,438	615,507

		10,462,229

Commercial Services — 0.7%
Allied Waste Industries, Inc.*	13,034	189,808
Block H & R, Inc.	6,974	288,549
Cendant Corp.*	56,674	545,487
Convergys Corp.*	10,871	492,592
Donnelley (R.R.) & Sons Co.	8,615	232,605
Ecolab, Inc.	9,229	398,577
Equifax, Inc.	10,049	288,281
Flour Corp.*	5,335	176,388
Moody’s Corp.	11,486	295,047
Paychex, Inc.	30,606	1,488,217
PerkinElmer, Inc.	4,387	460,635
Quintiles Transnational Corp.*	11,503	240,844
Robert Half International, Inc.*	13,900	368,350
Ryder System, Inc.	4,905	81,546
Waste Management, Inc.	51,097	1,417,942

		6,964,868

Communications — 3.9%
ADC Telecommunications, Inc.*	61,992	1,123,605
Andrew Corp.*	7,042	153,164
Avaya, Inc.*	20,637	212,819
Global Crossing Limited*	71,558	1,024,174
Lucent Technologies, Inc.	266,952	3,603,852

	Number of Shares	Market Value

Network Appliance, Inc.*	24,838	$ 1,594,289
Nextel Communications, Inc. Cl. A*	62,539	1,547,840
Nortel Networks Corp.	245,232	7,862,751
Qualcomm, Inc.*	59,109	4,858,021
SBC Communications, Inc.	267,109	12,754,455
Scientific-Atlanta, Inc.	11,281	367,338
Tellabs, Inc.*	31,823	1,797,999

		36,900,307

Computer Integrated Systems Design — 1.0%
Autodesk, Inc.	4,303	115,912
Broadvision, Inc.*	21,900	258,694
Cabletron Systems*	14,322	215,725
Computer Sciences Corp.*	11,796	709,234
Parametric Technology Corp.*	24,388	327,714
Sapient Corp.*	8,808	105,145
Sun Microsystems, Inc.*	254,904	7,105,449
Teradyne, Inc.*	12,206	454,673
Unisys Corp.*	24,051	351,746

		9,644,292

Computer Programming Services — 0.1%
Mercury Interactive Corp.*	6,640	599,260

Computers & Information — 4.8%
Apple Computer, Inc.*	22,975	341,753
Cisco Systems, Inc.*	571,687	21,867,028
Compaq Computer Corp.	132,699	1,997,120
Comverse Technology, Inc.*	12,829	1,393,550
Dell Computer Corp.*	207,848	3,624,349
EMC Corp.*	173,433	11,533,294
Gateway, Inc.*	26,868	483,355
Lexmark International Group, Inc.*	10,128	448,797
Palm, Inc.*	46,254	1,309,566
Solectron Corp.*	50,853	1,723,917
Symbol Technologies, Inc.	11,300	406,800

		45,129,529

Computers & Office Equipment — 2.1%
Electronic Data Systems Corp.	38,423	2,218,928
Hewlett-Packard Co.	157,634	4,975,323
International Business Machines Corp.	138,937	11,809,645

	Number of Shares	Market Value

Pitney Bowes, Inc.	22,155	$ 733,884
Xerox Corp.	57,477	265,831

		20,003,611

Containers — 0.1%
Ball Corp.	2,252	103,733
Bemis Company, Inc.	3,794	127,336
Pactiv Corporation*	12,098	149,713
Sealed Air Corp.*	5,948	181,414
Temple-Inland, Inc.	3,693	198,037

		760,233

Cosmetics & Personal Care — 1.9%
Alberto-Culver Co. Cl. B	3,998	171,164
Avon Products, Inc.	19,619	939,260
Colgate-Palmolive Co.	46,819	3,022,166
Gillette Co.	83,544	3,018,027
Kimberly-Clark Corp.	42,181	2,981,775
Procter & Gamble Co., The	102,510	8,040,628

		18,173,020

Data Processing and Preparation — 0.7%
Automatic Data Processing, Inc.	51,608	3,267,432
Ceridian Corp.*	10,256	204,479
Deluxe Corp.	5,128	129,585
First Data Corp.	30,328	1,597,906
IMS Health, Inc.	25,025	675,675
NCR Corp.*	6,868	337,390

		6,212,467

Electric Utilities — 2.5%
AES Corp.*	37,153	2,057,347
Allegheny Energy, Inc.	8,500	409,594
Ameren Corp.	9,842	455,808
American Electric Power Co.	26,908	1,251,222
Calpine Corp.*	20,379	918,329
Cinergy Corp.	11,381	399,758
CMS Energy Corp.	8,654	274,224
Consolidated Edison, Inc.	15,174	584,199
Constellation Energy Group, Inc.	13,164	593,203
Dominion Resources, Inc.	18,220	1,220,740
DTE Energy Co.	10,252	399,187
Duke Energy Corp.	30,649	2,612,827
Edison International	28,487	445,109
Entergy Corp.	16,406	694,179
Exelon Corp.	27,074	1,900,866

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

FirstEnergy Corp.	16,508	$ 521,034
FPL Group, Inc.	15,615	1,120,376
GPU, Inc.	8,714	320,784
Niagara Mohawk Holdings, Inc.*	12,404	206,992
NiSource, Inc.	20,388	626,931
NiSource, Inc. Preferred Convertible	3,933	10,816
PG&E Corp.	33,081	661,620
Pinnacle West Capital Corp.	6,050	288,131
PPL Corp.	10,355	467,917
Progress Energy, Inc.	20,021	984,783
Public Service Enterprise Group	15,382	747,950
Reliant Energy, Inc.	24,322	1,053,447
Southern Co.	57,146	1,900,104
TXU Corp.	18,766	831,568

		23,959,045

Electrical Equipment & Electronics — 9.2%
Adaptec, Inc.*	8,684	89,011
Advanced Micro Devices, Inc.*	25,042	345,893
Altera Corp.*	32,204	847,368
American Power Conversion Corp.*	12,642	156,445
Analog Devices, Inc.*	27,625	1,414,055
Applied Micro Circuits Corp.*	23,700	1,778,609
Broadcom Corp. Cl. A*	18,700	1,570,800
Conexant Systems, Inc.*	17,884	274,966
Emerson Electric Co.	34,954	2,754,812
General Electric Co.	786,675	37,711,233
Intel Corp.	537,532	16,159,556
Jds Uniphase Corp.*	74,676	3,113,056
Johnson Controls, Inc.	6,251	325,052
Kla-Tencor Corp.*	16,028	539,943
Linear Technology Corp.	25,449	1,177,016
LSI Logic Corp.*	25,142	429,677
Maxim Integrated Products*	23,099	1,104,421
Micron Technology, Inc.*	44,080	1,564,840
Molex, Inc.	16,047	569,668
Motorola, Inc.	176,502	3,574,166
National Semiconductor Corp.*	14,612	294,067
Novellus Systems, Inc.*	10,831	389,239
Power-One, Inc.*	5,800	228,012

	Number of Shares	Market Value

Qlogic Corp.*	7,700	$ 592,900
Rockwell International Corp.	15,632	744,474
Sanmina Corp.*	11,862	908,926
Texas Instruments, Inc.	136,669	6,474,694
Thomas & Betts Corp.	4,102	66,401
Vitesse Semiconductor Corp.*	14,900	824,156
Xilinx, Inc.*	27,068	1,248,511

		87,271,967

Energy — 7.5%
Amerada Hess Corp.	8,360	610,802
Anadarko Petroleum Corp.	18,754	1,333,034
Apache Corp.	8,201	574,583
Burlington Resources, Inc.	15,380	776,690
Chevron Corp.	50,783	4,287,990
Coastal Corp.	16,178	1,428,720
Conoco, Inc. Cl. B	46,503	1,345,681
Devon Energy Corp.	11,300	688,961
Dynegy, Inc.	23,936	1,341,912
EL Paso Energy Corp.	18,908	1,354,286
Enron Corp.	60,393	5,020,168
EOG Resources, Inc.	10,500	574,219
Exxon Mobil Corp.	275,549	23,955,541
Halliburton Co.	34,984	1,268,170
Kerr-McGee Corp.	8,766	586,774
Keyspan Corp.	11,100	470,362
Kinder Morgan, Inc.	10,600	553,188
Nabors Industries, Inc.*	11,669	690,221
Nicor, Inc.	3,282	141,741
Occidental Petroleum Corp.	26,351	639,012
Oneok, Inc.	2,152	103,565
Peoples Energy Corp.	2,562	114,649
Phillips Petroleum Co.	20,948	1,191,418
Rowan Cos., Inc.*	9,866	266,382
Royal Dutch Petroleum Co. NY Shares	169,888	10,288,842
Schlumberger Limited	46,805	3,741,475
Sempra Energy	14,661	340,868
Sunoco, Inc.	6,256	210,749
Texaco, Inc.	44,075	2,738,159
Tosco Corp.	10,455	354,817
Transocean Sedco Forex, Inc.	15,072	693,312
Unocal Corp.	17,429	674,284
USX-Marathon Group	26,951	747,890

	Number of Shares	Market Value

The Williams Companies, Inc.	36,180	$ 1,444,939
XCEL Energy, Inc.	23,987	697,122

		71,250,526

Entertainment & Leisure — 1.1%
Brunswick Corp.	6,255	102,817
Harrah’s Entertainment, Inc.*	8,616	227,247
Time Warner, Inc.	104,424	5,455,110
Walt Disney Company, The	168,270	4,869,313

		10,654,487

Financial Services — 3.6%
American Express Co.	104,160	5,722,290
American General Corp.	19,939	1,625,029
Bear Stearns Companies, Inc.	9,095	461,003
The CIT Group, Inc. Cl. A	19,100	384,388
Countrywide Credit Industries, Inc.	10,500	527,625
Franklin Resources, Inc.	17,830	679,323
Household International, Inc.	38,136	2,097,480
Lehman Brothers Holdings, Inc.	18,026	1,219,008
MBNA Corp.	68,564	2,532,583
Merrill Lynch & Co., Inc.	63,470	4,327,861
J.P. Morgan & Co.	12,187	2,016,948
Morgan Stanley Dean Witter & Co.	90,199	7,148,271
Price (T. Rowe) Associates, Inc.	10,713	452,791
Schwab (Charles) Corp.	112,205	3,183,817
Stillwell Financial, Inc.	18,594	733,301
USA Education, Inc.	13,177	896,036

		34,007,754

Foods — 1.8%
Archer-Daniels Midland Co.	44,842	672,630
Campbell Soup Co.	29,946	1,036,880
ConAgra, Inc.	45,569	1,184,794
General Mills, Inc.	23,815	1,061,256
Heinz (H. J.) Co.	28,622	1,357,756
Hershey Foods Corp.	9,742	627,141
Kellogg Co.	28,816	756,420
The Kroger Co.*	67,975	1,839,573
Quaker Oats Co.	10,931	1,064,406
Ralston Purina Group	21,542	562,785

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Safeway, Inc.*	38,577	$ 2,411,062
Sara Lee Corp.	67,636	1,661,309
Starbucks Corp.*	15,224	673,662
SuperValu, Inc.	9,332	129,481
Sysco Corp.	55,178	1,655,340
Wrigley (WM.) Jr. Co.	8,102	776,273

		17,470,768

Forest Products & Paper — 0.4%
Boise Cascade Corp.	4,101	137,896
Georgia-Pacific Group	15,872	494,016
International Paper Co.	38,851	1,585,606
Mead Corp.	7,282	228,473
Potlatch Corp.	2,151	72,193
Westvaco Corp.	7,178	209,508
Weyerhaeuser Co.	18,911	959,733
Willamette Industries, Inc.	9,796	459,800

		4,147,225

Healthcare — 2.6%
Becton, Dickinson and Co.	17,946	621,380
Bristol-Myers Squibb Co.	154,284	11,407,373
The Healthcare Co.	45,185	1,988,592
Healthsouth Corp.*	33,481	546,159
Humana, Inc.*	12,196	185,989
Manor Care, Inc.*	7,481	154,296
Schering-Plough Corp.	117,786	6,684,355
Tenet Healthcare Corp.	23,752	1,055,480
UnitedHealth Group, Inc.	23,974	1,471,404
Wellpoint Health Networks, Inc.*	4,610	531,302

		24,646,330

Home Construction, Furnishings & Appliances — 0.1%
Leggett & Platt, Inc.	14,047	266,015
Maytag Corp.	5,838	188,640
Pulte Corp.	2,973	125,423
Whirlpool Corp.	6,729	320,889

		900,967

Household Products — 0.8%
The Clorox Co.	19,315	685,682
Corning, Inc.	72,461	3,826,847
Snap-On, Inc.	4,103	114,371
Tupperware Corp.	4,102	83,835
Unilever NV NY Shares	46,510	2,927,223

		7,637,958

	Number of Shares	Market Value

Industrial – Distribution — 0.0%
W.W. Grainger, Inc.	6,666	$ 243,309

Industrial – Diversified — 1.0%
Illinois Tool Works, Inc.	24,833	1,479,116
McDermott International, Inc.	4,606	49,514
Tyco International Limited	137,916	7,654,338

		9,182,968

Information Retrieval Services — 0.8%
America Online, Inc.*	184,958	6,436,538
Yahoo!, Inc.*	45,060	1,354,616

		7,791,154

Insurance — 4.2%
Aetna, Inc.*	11,449	470,125
Aflac, Inc.	21,269	1,535,356
Allstate Corp.	59,315	2,583,910
AMBAC Financial Group, Inc.	8,100	472,331
American International Group, Inc.	184,203	18,155,508
AON Corp.	18,152	621,706
Chubb Corp.	14,709	1,272,328
CIGNA Corp.	13,088	1,731,542
Cincinnati Financial Corp.	11,484	454,336
Conseco, Inc.	29,075	383,427
The Hartford Financial Services Group, Inc.	18,480	1,305,150
Jefferson-Pilot Corp.	7,382	551,805
Lincoln National Corp.	15,839	749,383
Loews Corp.	7,074	732,601
Marsh & McLennan Companies, Inc.	21,676	2,536,092
MBIA, Inc.	7,074	524,360
Metlife, Inc.	63,300	2,215,500
MGIC Investment Corp.	9,287	626,292
Progressive Corp.	6,329	655,843
Safeco Corp.	12,625	415,047
St. Paul Companies	18,275	992,561
Torchmark Corp.	9,126	350,781
UnumProvident Corp.	17,125	460,234

		39,796,218

	Number of Shares	Market Value

Lodging — 0.2%
Hilton Hotels Corp.	26,151	$ 274,585
Marriott International, Inc. Cl. A	17,723	748,797
Starwood Hotels & Resorts Worldwide, Inc.	17,427	614,302

		1,637,684

Machinery & Components — 1.3%
Applied Materials, Inc.*	63,326	2,418,262
Baker Hughes, Inc.	25,183	1,046,668
Black & Decker Corp.	8,050	315,962
Briggs & Stratton Corp.	1,539	68,293
Caterpillar, Inc.	29,216	1,382,282
Cummins Engine Co., Inc.	2,973	112,788
Danaher Corp.	12,050	823,919
Deere & Co.	17,513	802,314
Dover Corp.	17,459	708,181
Ingersoll-Rand Co.	13,486	564,726
Pall Corp.	8,718	185,802
Parker-Hannifin Corp.	7,898	348,499
The Stanley Works	6,255	195,078
Timken Co.	4,308	65,159
United Technologies Corp.	38,431	3,021,637

		12,059,570

Manufacturing — 0.0%
Millipore Corp.	4,281	269,703

Manufacturing – Diversified — 0.2%
Cooper Industries, Inc.	6,665	306,173
Eaton Corp.	5,128	385,562
ITT Industries, Inc.	6,255	242,381
National Service Industries, Inc.	2,972	76,343
Textron, Inc.	12,655	588,458

		1,598,917

Medical Supplies — 1.8%
Agilent Technologies, Inc.*	36,105	1,976,749
Allergan, Inc.	10,929	1,058,064
Applera Corp.- Applied Biosystems Group	16,468	1,549,021
Bard (C.R.), Inc.	3,589	167,113
Bausch & Lomb, Inc.	5,194	210,032
Baxter International, Inc.	23,213	2,049,998

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Biomet, Inc.	16,063	$ 637,500
Boston Scientific Corp.*	28,920	395,843
Guidant Corp.*	22,941	1,237,380
Medtronic, Inc.	94,614	5,712,320
St. Jude Medical, Inc.*	7,848	482,162
Stryker Corp.	16,301	824,668
Tektronix, Inc.	8,170	275,227
Thermo Electron Corp.*	14,575	433,606

		17,009,683

Metals & Mining — 0.6%
Alcan Aluminium Limited	30,128	1,030,001
Alcoa, Inc.	69,166	2,317,061
Allegheny Technologies, Inc.	5,947	94,409
Barrick Gold Corp.	32,199	527,420
Crane Co.	4,707	133,855
Freeport-McMoran Copper & Gold, Inc. Cl. B*	11,383	97,467
Homestake Mining Co.	18,360	76,883
Inco Limited*	13,721	229,964
Massey Energy Co.	800	10,200
Newmont Mining Corp.	11,897	202,993
Nucor Corp.	6,150	244,078
Phelps Dodge Corp.	5,739	320,308
Placer Dome, Inc.	23,178	223,088
USX-U.S. Steel Group, Inc.	6,256	112,608
Worthington Industries, Inc.	6,352	51,213

		5,671,548

Miscellaneous — 0.5%
Avery-Dennison Corp.	7,998	438,890
Minnesota Mining & Manufacturing Co.	31,799	3,831,780

		4,270,670

Pharmaceuticals — 9.8%
Abbott Laboratories	125,137	6,061,323
Alza Corp.*	17,662	750,635
American Home Products Corp.	105,704	6,717,489
Amgen, Inc.*	83,214	5,320,495
Biogen, Inc.*	10,662	640,386
Cardinal Health, Inc.	22,986	2,289,980
Chiron Corp.*	16,300	725,350
Eli Lilly & Co.	90,595	8,430,997
Forest Laboratories, Inc. Cl. A*	6,800	903,550
Johnson & Johnson	109,657	11,520,839

	Number of Shares	Market Value

King Pharmaceuticals, Inc.*	13,361	$ 690,597
Mckesson HBOC, Inc.	22,898	821,809
Medimmune, Inc.*	16,769	799,672
Merck & Co., Inc.	182,562	17,092,367
Pfizer, Inc.	501,743	23,080,178
Pharmacia Corp.	101,242	6,175,762
Sigma-Aldrich	7,951	312,574
Watson Pharmaceutical, Inc.*	8,671	443,847

		92,777,850

Photography Equipment/Supplies — 0.1%
Eastman Kodak Co.	24,847	978,351

Prepackaged Software — 4.3%
Adobe Systems, Inc.	18,822	1,095,205
BMC Software, Inc.*	18,631	260,834
Citrix Systems, Inc.*	14,427	324,608
Computer Associates International, Inc.	46,739	911,411
Compuware Corp.*	27,937	174,606
Intuit, Inc.*	17,400	686,213
Microsoft Corp.*	425,695	18,464,521
Novell, Inc.*	23,682	123,592
Oracle Corporation*	447,128	12,994,658
Peoplesoft, Inc.*	22,387	832,517
Siebel Systems, Inc.*	33,662	2,276,393
Veritas Software Corp.*	30,290	2,650,375

		40,794,933

Restaurants — 0.5%
Darden Restaurants, Inc.	9,019	206,310
McDonald’s Corp.	106,660	3,626,440
Tricon Global Restaurants, Inc.*	10,760	355,080
Wendy’s International, Inc.	8,501	223,151

		4,410,981

Retail — 4.0%
Autozone, Inc.*	9,736	277,476
Bed Bath & Beyond, Inc.*	23,496	525,723
Best Buy Co., Inc.*	17,161	507,322
Circuit City Stores	16,959	195,029
Cons Stores Corp.*	7,996	84,958
Costco Wholesale Corp.*	34,189	1,365,423
CVS Corp.	29,489	1,767,497
Dillards, Inc. Cl. A	7,565	89,362
Dollar General Corp.	27,731	523,423

	Number of Shares	Market Value

Federated Department Stores, Inc.*	14,978	$ 524,230
K Mart Corp.*	43,550	231,359
Kohls Corp.*	27,476	1,676,036
Longs Drug Stores, Inc.	2,870	69,239
The May Department Stores Co.	23,787	779,024
Newell Rubbermaid, Inc.	24,171	549,890
Office Depot, Inc.*	23,359	166,433
J.C. Penney Co., Inc.	18,661	202,938
RadioShack Corp.	13,430	574,972
Sears Roebuck and Co.	27,423	952,949
Sherwin-Williams Co.	11,789	310,198
Staples, Inc.*	39,356	464,893
Target Corp.	72,710	2,344,898
Tiffany & Co.	10,156	321,184
TJX Companies, Inc.	21,330	591,908
Toys R Us, Inc.*	15,682	261,693
Walgreen Co.	82,180	3,436,151
Wal-Mart Stores, Inc.	354,173	18,815,441

		37,609,649

Retail – Grocery — 0.1%
Albertson’s, Inc.	35,248	934,072
Winn-Dixie Stores, Inc.	10,255	198,691

		1,132,763

Telephone Utilities — 3.8%
Alltel Corp.	24,657	1,539,521
AT&T Corp.	302,669	5,239,957
BellSouth Corp.	150,623	6,166,129
CenturyTel, Inc.	10,248	366,366
Qwest Communications International*	133,321	5,466,161
Sprint Corp. (FON Group)	70,648	1,435,038
Sprint Corp. (PCS Group)*	73,617	1,504,547
Verizon Communications	213,283	10,690,810
Worldcom, Inc.*	232,257	3,266,114

		35,674,643

Tobacco — 0.9%
Fortune Brands, Inc.	11,380	341,400
Philip Morris Companies, Inc.	174,739	7,688,516
UST, Inc.	15,587	437,410

		8,467,326

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Toys, Games — 0.1%
Hasbro, Inc.	12,204	$ 129,668
Mattel, Inc.	36,652	529,255

		658,923

Transportation — 0.5%
Burlington Northern Santa Fe Corp.	33,756	955,717
Carnival Corp.	48,168	1,484,177
CSX Corp.	15,486	401,668
FedEx Corp.*	21,712	867,612
Norfolk Southern Corp.	27,177	361,794
Union Pacific Corp.	19,938	1,011,854

		5,082,822

Travel — 0.0%
Sabre Holdings Corp.	9,428	406,583

TOTAL EQUITIES
(Cost $908,991,511)		933,425,483

		Principal Amount

SHORT-TERM INVESTMENTS — 5.0%
Cash Equivalents — 3.4%
AT&T**
6.730%	07/19/2001	$ 2,077,031	2,077,031
Banc One Bank Note**
6.800%	07/02/2001	662,217	662,217
Bank of America Bank Note**
6.670%	03/22/2001	662,215	662,215

		Principal Amount	Market Value

Bank of Montreal Eurodollar Time Deposit**
6.560%	01/05/2001	$ 3,090,314	$ 3,090,314
Credit Agricole Bank Eurodollar Time Deposit**
6.600%	01/05/2001	7,946,523	7,946,523
First Union Bank Note**
6.670%	05/09/2001	662,216	662,216
Fleet National Bank Note**
6.850%	04/30/2001	332,307	332,307
HypoVereinsbank Eurodollar Time Deposit**
6.650%	01/10/2001	1,545,160	1,545,160
Merrimac Money Market Fund**
6.500%	01/02/2001	4,912,411	4,912,411
Morgan Stanley Dean Witter & Co.**
6.650%	09/14/2001	1,324,420	1,324,420
Morgan Stanley Dean Witter & Co.**
6.660%	01/16/2001	528,875	528,875
Paribas Bank Eurodollar Time Deposit**
6.690%	01/11/2001	7,411,524	7,411,524
Toronto Dominion Eurodollar Time Deposit**
6.720%	01/04/2001	1,545,157	1,545,157

			32,700,370

Repurchase Agreement — 1.4%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/00, 5.18%,
due 01/02/2001 (a)	13,430,250	13,430,250

		Principal Amount	Market Value

U.S. Treasury Bills — 0.2%
US Treasury Bill***
6.110%	01/18/2001	$ 800,000	$ 797,692
U.S. Treasury Bill***
6.160%	01/18/2001	665,000	663,065

			1,460,757

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)			47,591,377

TOTAL INVESTMENTS — 103.6%
(Cost $956,582,888)****			981,016,860

Other Assets/ (Liabilities) — (3.6%)			(33,909,545)

NET ASSETS — 100.0%			$ 947,107,315

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	This security is held as collateral for open futures contracts. (Note 2).

****	Aggregate cost for Federal tax purposes. (Note 7).

(a)
Maturity value of $13,437,980. Collateralized by U.S. Government Agency obligations with rates of 7.087%-8.236%, maturity dates of 01/01/2018-09/01/2025, and aggregate market value, including accrued interest, of $14,101,860.

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $908,991,511) (Note 2)	$933,425,483
Short-term investments, at amortized cost (Note 2)	47,591,377

Total Investments	981,016,860
Receivables from:
Fund shares sold	1,327,594
Interest and dividends	845,644
Foreign taxes withheld	435

Total assets	983,190,533

Liabilities:
Payables for:
Investments purchased	1,775,745
Fund shares repurchased	1,030,362
Variation margin on open futures contracts (Note 2)	193,016
Securities on loan (Note 2)	32,700,370
Directors’ fees and expenses (Note 3)	2,956
Affiliates (Note 3):
Investment management fees	79,148
Administration fees	250,101
Service fees	22,872
Accrued expenses and other liabilities	28,648

Total liabilities	36,083,218

Net assets	$947,107,315

Net assets consist of:
Paid-in capital	$925,146,533
Undistributed net investment income	117,218
Distributions in excess of net realized gains on investments and futures contracts	(2,169,964)
Net unrealized appreciation on investments and futures contract s	24,013,528

$947,107,315

Net assets:
Class A	$ 41,828,633

Class L	$ 28,623,310

Class Y	$115,647,534

Class S	$761,007,838

Shares outstanding:
Class A	3,436,715

Class L	2,349,785

Class Y	9,474,869

Class S	61,914,879

Net asset value, offering price and redemption price per share:
Class A	$ 12.17

Class L	$ 12.18

Class Y	$ 12.21

Class S	$ 12.29

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 2000
Investment income: (Note 2)
Dividends (net of withholding tax of $30,405)	$ 10,116,822
Interest (including securities lending income of $25,472)	1,149,633

Total investment income	11,266,455

Expenses: (Note 2)
Investment management fees (Note 3)	758,003
Custody fees	82,494
Audit and legal fees	34,573
Directors’ fees (Note 3)	8,519
Other expenses	5,000

888,589
Administration fees (Note 3):
Class A	96,726
Class L	61,436
Class Y	237,071
Class S	2,554,197
Service fees (Note 3):
Class A	49,636

Total expenses	3,887,655

Net investment income	7,378,800

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	11,330,792
Closed futures contracts	(2,567,764)

Net realized gain	8,763,028

Net change in unrealized appreciation (depreciation) on:
Investments	(102,823,246)
Open futures contracts	(10,293,019)

Net unrealized loss	(113,116,265)

Net realized and unrealized loss	(104,353,237)

Net decrease in net assets resulting from operations	$ (96,974,437)

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 2000	Period ended December 31, 1999*

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 7,378,800	$ 5,671,067
Net realized gain on investment transactions and futures contracts	8,763,028	9,556,323
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(113,116,265)	99,551,070

Net increase (decrease) in net assets resulting from operations	(96,974,437)	114,778,460

Distributions to shareholders (Note 2):
From net investment income:
Class A	(311,954)	(15,268)
Class L	(254,177)	(15,109)**
Class Y	(1,030,635)	(368,392)
Class S	(5,748,995)	(5,820,953)

Total distributions from net investment income	(7,345,761)	(6,219,722)

From net realized gains:
Class A	(438,123)	(19,403)
Class L	(307,455)	(15,415)**
Class Y	(1,233,468)	(425,843)
Class S	(9,323,587)	(8,586,752)

Total distributions from net realized gains	(11,302,633)	(9,047,413)

In excess of net realized gains:
Class A	(99,119)	-
Class L	(69,557)	-
Class Y	(279,055)	-
Class S	(2,109,328)	-

Total distributions in excess of net realized gains	(2,557,059)	-

Net fund share transactions (Note 5):
Class A	44,161,643	1,808,292
Class L	29,601,615	1,652,365 **
Class Y	80,841,656	41,823,182
Class S	47,171,712	291,051,476

Increase in net assets from net fund share transactions	201,776,626	336,335,315

Total increase in net assets	83,596,736	435,846,640
Net assets:
Beginning of period	863,510,579	427,663,939

End of period (including undistributed net investment income of $117,218 and $82,885, respectively)	$ 947,107,315	$ 863,510,579

* For the period from March 1, 1999 through December 31, 1999.
** For the period from July 1, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/00	Period ended 12/31/99††		Year ended 2/28/99

Net asset value, beginning of period	$ 13.81	$ 11.81		$ 10.00

Income (loss) from investment operations:
Net investment income	0.05 ***	0.07	***	0.06 ***
Net realized and unrealized gain (loss) on investments	(1.40)	2.18		1.78

Total income (loss) from investment operations	(1.35)	2.25		1.84

Less distributions to shareholders:
From net investment income	(0.10)	(0.10)		(0.03)
From net realized gains	(0.15)	(0.15)		-
In excess of net realized gains	(0.04)	-		-

Total distributions	(0.29)	(0.25)		(0.03)

Net asset value, end of period	$ 12.17	$ 13.81		$ 11.81

Total Return@	(9.88)%	19.14%	**	18.40%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 41,829	$ 2,066		$ 118
Net expenses to average daily net assets	0.84%	0.85%	*	1.09%
Net investment income to average daily net assets	0.41%	0.59%	*	0.57%
Portfolio turnover rate	10%	N/A		N/A

	Class L
	Year ended 12/31/00	Period ended 12/31/99†
Net asset value, beginning of period	$ 13.80	$ 13.11

Income (loss) from investment operations:
Net investment income	0.09 ***	0.06	***
Net realized and unrealized gain (loss) on investments	(1.41)	0.90

Total income (loss) from investment operations	(1.32)	0.96

Less distributions to shareholders:
From net investment income	(0.11)	(0.12)
From net realized gains	(0.15)	(0.15)
In excess of net realized gains	(0.04)	-

Total distributions	(0.30)	(0.27)

Net asset value, end of period	$ 12.18	$ 13.80

Total Return@	(9.61)%	7.38%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 28,623	$ 1,772
Net expenses to average daily net assets	0.59%	0.60%	*
Net investment income to average daily net assets	0.64%	0.90%	*
Portfolio turnover rate	10%	N/A

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from July 1, 1999 (commencement of operations) through December 31, 1999.
††	For the period from March 1, 1999 through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/00	Period ended 12/31/99††		Year ended 2/28/99
Net asset value, beginning of period	$ 13.81	$ 11.79		$ 10.00

Income (loss) from investment operations:
Net investment income	0.11 ***	0.11	***	0.12 ***
Net realized and unrealized gain (loss) on investments	(1.41)	2.18		1.78

Total income (loss) from investment operations	(1.30)	2.29		1.90

Less distributions to shareholders:
From net investment income	(0.11)	(0.12)		(0.11)
From net realized gains	(0.15)	(0.15)		-
In excess of net realized gains	(0.04)	-		-

Total distributions	(0.30)	(0.27)		(0.11)

Net asset value, end of period	$ 12.21	$ 13.81		$ 11.79

Total Return@	(9.46)%	19.46%	**	18.98%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$115,648	$ 46,253		$ 859
Net expenses to average daily net assets	0.44%	0.44%	*	0.52%
Net investment income to average daily net assets	0.80%	1.01%	*	1.09%
Portfolio turnover rate	10%	N/A		N/A

	Class S
	Year ended 12/31/00	Period ended 12/31/99††		Year ended 2/28/99
Net asset value, beginning of period	$ 13.88	$ 11.82		$ 10.00

Income (loss) from investment operations:
Net investment income	0.11 ***	0.12	***	0.13 ***
Net realized and unrealized gain (loss) on investments	(1.42)	2.19		1.78

Total income (loss) from investment operations	(1.31)	2.31		1.91

Less distributions to shareholders:
From net investment income	(0.09)	(0.10)		(0.09)
From net realized gains	(0.15)	(0.15)		-
In excess of net realized gains	(0.04)	-		-

Total distributions	(0.28)	(0.25)		(0.09)

Net asset value, end of period	$ 12.29	$ 13.88		$ 11.82

Total Return@	(9.47)%	19.61%	**	19.13%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$761,008	$813,419		$426,687
Net expenses to average daily net assets	0.42%	0.42%	*	0.43%
Net investment income to average daily net assets	0.83%	1.06%	*	1.23%
Portfolio turnover rate	10%	N/A		N/A

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
††	For the period from March 1, 1999 through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Growth Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital and future income
•	invest primarily in a diversified portfolio of equity securities, which may consist of up to 30% foreign securities (including those of companies in emerging markets)
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which

—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential

How did the Fund perform during 2000?

The Fund had a negative return but managed to beat its benchmark. For the 12 months that ended December 31, 2000, the Fund’s Class S shares returned -5.61%, which compared favorably with the -9.10% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors influenced the Fund’s performance?

Most of the Fund’s outperformance came in the first half of the year. We began reducing our technology exposure in the first quarter, when stock prices in that sector were bid up to excessive levels. When New Economy stocks plunged in the spring, we were able to pick up some good bargains. During the second half of the year, which included another volatile stretch for growth stocks, we more or less kept pace with our benchmark.

What factors contributed to the volatility during the period?

Stock prices were jump-started around the end of 1999 and the beginning of 2000 by massive injections of liquidity into the financial system by the Federal Reserve Board, which was concerned about a potential Y2K-related run on the banks. Once the new year had come and gone with no Y2K disasters, the Fed withdrew excess liquidity. In addition, Fed officials raised interest rates three times during the first six months of 2000, bumping up both the federal funds target rate and the discount rate a total of 1.00%. The combination of tighter monetary policy and inflated stock valuations was too much for the market to bear, leading to a sharp correction from mid-March through late May, around the time of the Fed’s final rate hike. The correction affected primarily the growth segment of the market, as investors seeking more modest valuations and dependable earnings growth rotated money into value shares.

The market rebounded over the summer, buoyed by the possibility that interest rates might stabilize and by a still-vibrant economy. Only the barest hint of a slowdown was apparent during the summer months. From September through the end of the year, however, the investment environment deteriorated rapidly. Companies across a broad range of sectors issued earnings warnings, while industrial production, retail sales, and other indicators of economic activity fell sharply. Growth stocks responded by taking another plunge and ended the year near their lows. The situation deteriorated so rapidly that at its December 19 meeting the Fed took the unusual step of moving from a tightening bias to an easing bias, thus bypassing the middle route of a neutral bias. While this cheered some investors, others were disappointed that the central bank didn’t actually reduce interest rates.

How was the Fund positioned during the second half of the year?

We carried a reduced but still substantial technology weighting. In addition, we increased the Fund’s weighting in defensive sectors—in other words, those that tend to offer dependable earnings growth that is less dependent on the state of the overall economy. For example, we increased our allocation in the financial sector, which gathered some momentum around mid-year on anticipation that the Fed might be finished raising interest rates. We particularly liked property and casualty insurers for the positive pricing power they enjoyed after a long period of falling prices. Furthermore, we felt that insurers would be more insulated from credit risks than banks in a softening economy. In the health care sector, pharmaceutical stocks offered strong growth prospects due to positive demographic trends and solid underlying demand. The election of a Republican president was also a positive influence on these stocks since it reduced the chances of price controls that would be harmful to the industry. The Fund also benefited from selected positions in food and drug retailers and business services providers.

MassMutual Growth Equity Fund – Portfolio Manager Report (Continued)

We continue to like technology investments over the long term. In the short term, however, selectivity will be a virtue, as some segments have better prospects than others. We’re currently avoiding semiconductor and electronics stocks because they are facing weak cyclical demand. On the positive side, we favor software investments because of several important pending upgrades, the most important of which is a new version of Microsoft’s Windows 2000 operating system.

MassMutual Growth Equity Fund
Largest Stock Holdings (12/31/00)

American International Group, Inc.
Tyco International Limited
Cisco Systems, Inc.
Federal Home Loan Mortgage Corp.
CVS Corp.
Citigroup, Inc.
Bristol-Myers Squibb Co.
Viacom, Inc. Cl. B
Pfizer, Inc.
United Technologies Corp.
Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Growth Equity Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

MassMutual Growth Equity Fund
Total Return
	One Year 1/1/00 - 12/31/00	Since Inception Average Annual 5/3/99 - 12/31/00

Class S	-5.61%	12.82%
Class A	-6.01%	12.38%
Class Y	-5.69%	12.77%
Class L	-5.84%	12.65%

S&P 500 Index	-9.10%	0.54%
GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Growth Equity Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 90.3%

Aerospace & Defense — 1.9%
Boeing Co.	11,900	$ 785,400
General Dynamics Corp.	43,400	3,385,200
Honeywell International, Inc.	41,900	1,982,394

		6,152,994

Apparel, Textiles & Shoes — 0.8%
Gap, Inc.	62,800	1,601,400
Nike, Inc. Cl. B	17,100	954,394

		2,555,794

Automotive & Parts — 0.4%
Harley-Davidson, Inc.	33,400	1,327,650

Banking, Savings & Loans — 5.8%
Citigroup, Inc.	134,664	6,876,280
Federal Home Loan Mortgage Corp.	127,700	8,795,337
PNC Financial Services Group	12,200	891,362
Providian Financial Corp.	25,000	1,437,500
State Street Corp.	8,830	1,096,774

		19,097,253

Beverages — 1.4%
Anheuser-Busch Companies, Inc.	14,400	655,200
Diageo Capital PLC	157,600	1,765,672
Pepsico, Inc.	43,100	2,136,144

		4,557,016

Broadcasting, Publishing & Printing — 3.2%
Charter Communications, Inc. Cl. A*	11,000	249,562
Clear Channel Communications, Inc.*	24,100	1,167,344
Comcast Corp. Cl. A*	48,640	2,030,720
Univision Communications, Inc.*	21,800	892,437
Viacom, Inc. Cl. B*	135,030	6,312,652

		10,652,715

	Number of Shares	Market Value

Building Materials & Construction — 0.6%
Home Depot, Inc.	41,700	$ 1,905,169

Chemicals — 0.6%
Akzo Nobel, Inc.	12,600	676,646
Praxair, Inc.	28,400	1,260,250

		1,936,896

Communications — 4.7%
American Tower Corp. Cl. A*	112,500	4,260,938
China Telecom (Hong Kong) Limited	185,500	1,013,127
Ciena Corp.*	15,000	1,218,750
Echostar Communications Corp.*	101,267	2,303,824
Global Crossing Limited*	79,600	1,139,275
Juniper Networks, Inc.*	1,600	201,700
Nokia Corp. Sponsored†	33,400	1,452,900
Nortel Networks Corp.	34,580	1,108,721
NTL, Inc.*	10,175	243,564
Time Warner Telecom, Inc. Cl. A*	2,600	164,937
Vodafone AirTouch PLC	689,586	2,528,919

		15,636,655

Computer Integrated Systems Design — 1.4%
Computer Sciences Corp.*	39,160	2,354,495
Sun Microsystems, Inc.*	75,800	2,112,925

		4,467,420

Computer Programming Services — 0.3%
Mercury Interactive Corp.*	4,100	370,025
VeriSign, Inc.*	7,182	532,815

		902,840

Computers & Information — 6.6%
Cisco Systems, Inc.*	242,500	9,277,714
Compaq Computer Corp.	83,800	1,261,190
Comverse Technology, Inc.*	25,300	2,748,212
Dell Computer Corp.*	27,700	483,019
EMC Corp.*	84,200	5,599,300
Emulex Corp.*	14,500	1,159,094

	Number of Shares	Market Value

Extreme Networks*	18,100	$ 708,162
Palm, Inc.*	12,000	339,750

		21,576,441

Data Processing and Preparation — 0.5%
IMS Health, Inc.	67,200	1,814,400

Electric Utilities — 2.3%
AES Corp.*	98,400	5,448,900
Calpine Corp.*	49,900	2,248,619

		7,697,519

Electrical Equipment & Electronics — 6.0%
Analog Devices, Inc.*	17,540	897,829
Applied Micro Circuits Corp.*	16,500	1,238,274
Atmel Corp.*	1,300	15,112
Flextronics International Limited*	145,146	4,136,661
General Electric Co.	123,210	5,906,379
Intel Corp.	65,100	1,957,069
Microchip Technology, Inc.*	25,485	559,077
Micron Technology, Inc.*	29,900	1,061,450
Qlogic Corp.*	12,292	946,484
Sanmina Corp.*	20,000	1,532,500
Texas Instruments, Inc.	16,200	767,475
Xilinx, Inc.*	15,800	728,775

		19,747,085

Energy — 6.4%
BJ Services Co.*	17,300	1,191,537
Coastal Corp.	52,500	4,636,406
Conoco, Inc. Cl. B	10	289
Dynegy, Inc.	31,500	1,765,969
Exxon Mobil Corp.	34,200	2,973,262
Noble Drilling Corp.*	40,110	1,742,278
Schlumberger Limited	67,700	5,411,769
Transocean Sedco Forex, Inc.	71,900	3,307,400

		21,028,910

Entertainment & Leisure — 0.3%
AT&T — Liberty Media Group*	78,500	1,064,656

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Financial Services — 2.0%
American Express Co.	15,200	$ 832,960
American General Corp.	6,000	489,000
Merrill Lynch & Co., Inc.	43,800	2,986,612
Morgan Stanley Dean Witter & Co.	27,200	2,155,600

		6,464,172

Foods — 3.6%
The Kroger Co.*	109,900	2,974,169
Quaker Oats Co.	30,000	2,921,250
Safeway, Inc.*	93,040	5,815,000

		11,710,419

Healthcare — 3.2%
Bristol-Myers Squibb Co.	88,600	6,550,862
The Healthcare Co.	94,100	4,141,341

		10,692,203

Household Products — 0.5%
Corning, Inc.	28,950	1,528,922

Industrial — Diversified — 2.9%
Tyco International Limited	171,280	9,506,040

Insurance — 6.1%
Aflac, Inc.	50,100	3,616,594
Allstate Corp.	38,100	1,659,731
American International Group, Inc.	96,702	9,531,191
CIGNA Corp.	18,200	2,407,860
The Hartford Financial Services Group, Inc.	26,100	1,843,312
John Hancock Financial Services, Inc.	16,200	609,525
UnumProvident Corp.	14,100	378,937

		20,047,150

Internet Content — 0.5%
BEA Systems, Inc.*	23,600	1,588,575

Machinery & Components — 1.9%
United Technologies Corp.	78,000	6,132,750

Media — 0.1%
Gemstar-TV Guide International, Inc.*	7,400	341,325

	Number of Shares	Market Value

Medical Supplies — 2.4%
Applera Corp.-Applied Biosystems Group	40,095	$ 3,771,436
Medtronic, Inc.	66,700	4,027,013

		7,798,449

Miscellaneous — 0.3%
Minnesota Mining & Manufacturing Co.	8,600	1,036,300

Pharmaceuticals — 7.9%
Alza Corp.*	60,800	2,584,000
American Home Products Corp.	95,550	6,072,203
Amgen, Inc.*	14,800	946,275
Cardinal Health, Inc.	54,620	5,441,518
Pfizer, Inc.	135,987	6,255,402
Pharmacia Corp.	47,754	2,912,994
Watson Pharmaceutical, Inc.*	37,934	1,941,747

		26,154,139

Prepackaged Software — 7.0%
Brocade Communications Systems, Inc. *	15,000	1,377,188
Check Point Software Technology*	12,600	1,682,888
E. Piphany, Inc.*	23,790	1,283,173
Internet Security Systems, Inc.*	2,600	203,938
Interwoven, Inc.*	900	59,344
Microsoft Corp.*	125,580	5,447,033
Oracle Corp.*	187,900	5,460,844
Rational Software Corp.*	98,100	3,819,769
Veritas Software Corp.*	42,369	3,707,288

		23,041,465

Retail — 4.9%
Costco Wholesale Corp.*	88,500	3,534,469
CVS Corp.	129,660	7,771,496
RadioShack Corp.	48,600	2,080,688
Wal-Mart Stores, Inc.	53,556	2,845,163

		16,231,816

Telephone Utilities — 2.2%
Metromedia Fiber Network, Inc.*	16,160	163,620

	Number of Shares	Market Value

Qwest Communications International, Inc.*	103,600	$ 4,247,600
Sprint Corp. (PCS Group)*	140,140	2,864,111

		7,275,331

Tobacco — 1.2%
Philip Morris Companies, Inc.	90,700	3,990,800

Transportation — 0.4%
Carnival Corp.	40,300	1,241,744

TOTAL EQUITIES (Cost $298,017,784)		296,903,013

		Principal Amount
SHORT-TERM INVESTMENTS — 16.7%
Cash Equivalents — 7.9%
AT&T**
6.730%	07/19/2001	$1,118,243	1,118,243
Banc One Bank Note**
6.800%	07/02/2001	522,090	522,090
Bank of America Bank Note**
6.670%	03/22/2001	522,090	522,090
Bank of Montreal Eurodollar Time Deposit**
6.560%	01/05/2001	2,436,418	2,436,418
Credit Agricole Bank Eurodollar Time Deposit**
6.600%	01/05/2001	6,265,074	6,265,074
First Union Bank Note**
6.670%	05/09/2001	522,090	522,090
Fleet National Bank Note**
6.850%	04/30/2001	2,408,137	2,408,137
HypoVereinsbank Eurodollar Time Deposit**
6.650%	01/10/2001	1,218,209	1,218,209
Merrimac Money Market Fund**
6.500%	01/02/2001	4,503,694	4,503,694
Morgan Stanley Dean Witter & Co.**
6.650%	09/14/2001	1,044,179	1,044,179
Paribas Bank Eurodollar Time Deposit**
6.690%	01/11/2001	4,002,686	4,002,686
Toronto Dominion Eurodollar Time Deposit**
6.720%	01/04/2001	1,218,209	1,218,209

			25,781,119

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value

Repurchase Agreement — 8.8%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/00, 5.18%,
due 01/02/2001 (a)	$28,878,500	$ 28,878,500

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		54,659,619

TOTAL INVESTMENTS — 107.0% (Cost $352,677,403)***		351,562,632

Other Assets/ (Liabilities) — (7.0%)		(22,849,518)

NET ASSETS — 100.0%		$328,713,114

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt

(a)
Maturity value of $28,895,121. Collateralized by U.S. Government Agency obligation with rates of 4.915%-7.375%, maturity dates of 12/25/2021-04/20/2024, and aggregate market value, including accrued interest, of $30,322,905.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $298,017,784) (Note 2)	$296,903,013
Short-term investments, at amortized cost (Note 2)	54,659,619

Total Investments	351,562,632
Cash	3,400,721
Receivables from:
Investments sold	6,393,456
Fund shares sold	677,700
Interest and dividends	205,503
Foreign taxes withheld	150

Total assets	362,240,162

Liabilities:
Payables for:
Investments purchased	7,248,033
Open forward foreign currency contracts (Note 2)	4,732
Fund shares repurchased	215,370
Securities on loan (Note 2)	25,781,119
Directors’ fees and expenses (Note 3)	2,783
Affiliates (Note 3):
Investment management fees	182,361
Administration fees	44,345
Service fees	24,185
Accrued expenses and other liabilities	24,120

Total liabilities	33,527,048

Net assets	$328,713,114

Net assets consist of:
Paid-in capital	$359,925,890
Undistributed net investment loss	(6,804)
Distributions in excess of net realized gains on investments and foreign currency translations	(30,090,660)
Net unrealized depreciation on investments, forward foreign currency contracts, and other assets and liabilities	(1,115,312)

$328,713,114

Net assets:
Class A	$ 44,905,186

Class L	$ 69,162,536

Class Y	$ 49,165,309

Class S	$165,480,083

Shares outstanding:
Class A	3,996,026

Class L	6,126,833

Class Y	4,347,414

Class S	14,616,215

Net asset value, offering price and redemption price per share:
Class A	$ 11.24

Class L	$ 11.29

Class Y	$ 11.31

Class S	$ 11.32

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 2000
Investment income: (Note 2)
Dividends (net of withholding tax of $12,601)	$ 952,217
Interest (including securities lending income of $30,453)	1,088,183

Total investment income	2,040,400

Expenses: (Note 2)
Investment management fees (Note 3)	1,577,162
Custody fees	126,397
Audit and legal fees	8,380
Directors’ fees (Note 3)	6,554

1,718,493
Administration fees (Note 3):
Class A	61,767
Class L	110,920
Class Y	62,674
Class S	114,974
Service fees (Note 3):
Class A	51,905

Total expenses	2,120,733
Expenses reimbursed (Note 3)	(68,416)
Net expenses	2,052,317

Net investment loss	(11,917)

Realized and unrealized gain (loss):
Net realized loss on:
Investment transactions	(8,617,463)
Foreign currency transactions	(48,450)

Net realized loss	(8,665,913)

Net change in unrealized appreciation (depreciation) on:
Investments	(20,393,451)
Translation of assets and liabilities in foreign currencies	(565)

Net unrealized loss	(20,394,016)

Net realized and unrealized loss	(29,059,929)

Net decrease in net assets resulting from operations	$(29,071,846)

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 2000	Period ended December 31, 1999*
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (11,917)	$ (50,616)
Net realized gain (loss) on investment and foreign currency transactions	(8,665,913)	2,191,795
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(20,394,016)	19,278,704

Net increase (decrease) in net assets resulting from operations	(29,071,846)	21,419,883

Distributions to shareholders (Note 2):
From net realized gains:
Class A	-	(4,845)
Class L	-	(17,880)
Class Y	-	(68,299)
Class S	-	(127,960)

Total distributions from net realized gains	-	(218,984)

In excess of net realized gains:
Class A	(3,107,481)	-
Class L	(4,648,461)	-
Class Y	(3,560,942)	-
Class S	(12,024,945)	-

Total distributions in excess of net realized gains	(23,341,829)	-

Tax return of capital:
Class A	(706)	-
Class L	(1,057)	-
Class Y	(809)	-
Class S	(2,734)	-

Total tax return of capital	(5,306)	-

Net fund share transactions (Note 5):
Class A	49,849,859	1,948,843
Class L	70,618,802	7,137,491
Class Y	23,039,755	27,417,526
Class S	129,194,734	50,724,186

Increase in net assets from net fund share transactions	272,703,150	87,228,046

Total increase in net assets	220,284,169	108,428,945

Net assets:
Beginning of period	108,428,945	-

End of period (including undistributed net investment loss of $6,804 and $14,817, respectively)	$328,713,114	$108,428,945

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Year ended 12/31/00		Year ended 12/31/99†		Year ended 12/31/00		Year ended 12/31/99†

Net asset value, beginning of period	$ 12.90		$ 10.00		$ 12.93		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.05	)***	(0.05	)***	(0.01	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	(0.70)		2.98		(0.72)		2.99

Total income (loss) from investment operations	(0.75)		2.93		(0.73)		2.96

Less distributions to shareholders:
From net realized gains	-		(0.03)		-		(0.03)
In excess of net realized gains	(0.91)		-		(0.91)		-
Tax return of capital	0.00	+	-		0.00	+	-

Total distributions	(0.91)		(0.03)		(0.91)		(0.03)

Net asset value, end of period	$ 11.24		$ 12.90		$ 11.29		$ 12.93

Total Return@	(6.01)%		29.27%	**	(5.84)%		29.57%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 44,905		$ 2,379		$ 69,163		$ 8,912
Ratio of expenses to average daily net assets:
Before expense waiver	1.29%		1.50%	*	1.04%		1.25%	*
After expense waiver #	1.25%		N/A		1.00%		N/A
Net investment loss to average daily net assets	(0.35)%		(0.68)%	*	(0.11)%		(0.41)%	*
Portfolio turnover rate	264%		114%	**	264%		114%	**

	Class Y				Class S
	Year ended 12/31/00		Year ended 12/31/99†		Year ended 12/31/00		Year ended 12/31/99†
Net asset value, beginning of period	$ 12.93		$ 10.00		$ 12.93		$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	+***	(0.02	)***	0.01	***	(0.01	)***
Net realized and unrealized gain (loss) on investments	(0.71)		2.98		(0.71)		2.97

Total income (loss) from investment operations	(0.71)		2.96		(0.70)		2.96

Less distributions to shareholders:
From net realized gains	-		(0.03)		-		(0.03)
In excess of net realized gains	(0.91)		-		(0.91)		-
Tax return of capital	0.00	+	-		0.00	+	-

Total distributions	(0.91)		(0.03)		(0.91)		(0.03)

Net asset value, end of period	$ 11.31		$ 12.93		$ 11.32		$ 12.93

Total Return@	(5.69)%		29.57%	**	(5.61)%		29.57%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 49,165		$ 34,170		$ 165,480		$ 62,968
Ratio of expenses to average daily net assets:
Before expense waiver	0.89%		1.12%	*	0.83%		0.97%	*
After expense waiver #	0.87%		N/A		0.80%		N/A
Net investment income (loss) to average daily net assets	0.01%		(0.26)%	*	0.07%		(0.10)%	*
Portfolio turnover rate	264%		114%	**	264%		114%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
+	Net investment income and tax return of capital is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Aggressive Growth Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Aggressive Growth Fund?

The objective and policies of the Fund are to:
• achieve long-term capital appreciation
•
invest primarily in a diversified portfolio of equity securities of companies of any size, in the U.S. and abroad, including larger, more well-established companies and smaller, emerging growth companies

• utilize a growth-oriented strategy in making investment decisions
• utilize fundamental analysis to identify companies which
—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential

How did the Fund perform in 2000?

After several years of outperformance, growth stocks fell out of favor in 2000. From its inception on May 1, 2000, through December 31, 2000, the Fund’s Class S shares returned -22.05%, trailing the -8.39% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors influenced the Fund’s performance?

In the last semiannual report, we remarked that the economy might slow later in the year as a result of six interest-rate increases by the Federal Reserve Board between June 1999 and May 2000. At the time, it seemed that whatever slowing did occur would not be excessive because the economy was still growing at a robust rate of over 5% on an annualized basis. However, a slowdown materialized surprisingly quick in the fourth quarter. Companies across a broad range of sectors issued earnings warnings, while an array of economic indicators pointed to rapidly decelerating growth. Even the Fed appeared to be caught off guard by the speed of the deterioration. On December 19 the central bank moved directly from a tightening bias to an easing bias, bypassing the compromise represented by a neutral position on interest rates. Although cheered by this action, investors were disappointed that the Fed did not also lower interest rates at its December meeting.

Growth stocks, which depend on rapidly growing earnings to support their aggressive valuations, headed south with a vengeance in the fourth quarter, as investors retreated to the dependable earnings growth and modest valuations offered by value stocks. With its aggressive growth mandate, the Fund was hurt by these developments even more than its benchmark was. The extreme divergence between growth and value was most evident in some of the more specialized indexes. The Russell 1000 Growth Index, a proxy for the activity of large-capitalization growth stocks, fell 22.42%, while the Russell 1000 Value Index, reflecting the strength in large-cap value shares, rose 7.01%. Meanwhile the technology-heavy NASDAQ Composite Index plunged 39.2% for the entire year, with approximately 33 percentage points of that loss coming in the final quarter of 2000.

Which stocks had the greatest impact on performance?

Cisco Systems fell sharply toward the end of the period, a victim of the implosion in technology shares. Nevertheless, the networking giant once again beat earnings estimates and remains a core holding for the Fund. Another key holding, JDS Uniphase, swooned on fears that growing competition in the market for fiber-optic network components will knock the company out of its leading position. However, senior management assured us that production is going full-tilt in order to keep up with demand and they foresee strong growth in the future. On the positive side, Colgate-Palmolive gained ground. During the fourth quarter the global consumer products maker launched several new products as well as an interactive site to promote oral health education for children. In addition, a strong year-end rally by the euro brought the currency back to its approximate value at mid-year versus the dollar and made the company’ s products more affordable for euro-zone consumers.

What is your outlook?

From a macroeconomic perspective, we believe that the markets will be influenced primarily by two opposing forces. It is a positive development that the Fed has reversed course and now favors lower interest rates. Declining interest rates could help stabilize the economy and the stock market. On the other hand, it is not easy to reverse economic trends once they are in motion. Reviving the economy

MassMutual Aggressive Growth Fund – Portfolio Manager Report (Continued)

might take longer than most people expect, and there could be more earnings disappointments over the next quarter or two, especially in the growth sector.

It is unfortunate that the Fund’s “maiden voyage” did not coincide with a more favorable market environment. However, growth stocks inevitably encounter occasional periods such as the one we’ve just seen. In selecting stocks, we take a long-term view, and we believe that approach is suitable for our shareholders as well. We remain confident that we can add value and generate competitive returns over complete market cycles.

MassMutual Aggressive Growth Fund
Largest Stock Holdings (12/31/00)

Nokia Corp. Sponsored ADR
Veritas Software Corp.
Cisco Systems, Inc.
VeriSign, Inc.
Vodafone AirTouch PLC Sponsored ADR
Walgreen Co.
Colgate-Palmolive Co.
The Kroger Co.
Pharmacia Corp.
Pfizer, Inc.

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Aggressive Growth Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

MassMutual Aggressive Growth Fund
Total Return
Since Inception 5/1/00 - 12/31/00

Class S	-22.05%
Class A	-22.32%
Class Y	-22.06%
Class L	-22.10%

S&P 500 Index	-8.39%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Aggressive Growth Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 76.5%

Aerospace & Defense — 1.0%
Boeing Co.	20,780	$ 1,371,480

Apparel, Textiles & Shoes — 3.2%
Gap, Inc.	80,695	2,057,722
Nike, Inc. Cl. B	39,335	2,195,385

		4,253,107

Automotive & Parts — 1.5%
Harley-Davidson, Inc.	50,000	1,987,500

Banking, Savings & Loans — 2.3%
Citigroup, Inc.	43,045	2,197,985
Federal National Mortgage Association	9,770	847,547

		3,045,532

Broadcasting, Publishing & Printing — 3.9%
Clear Channel Communications, Inc.*	15,695	760,227
Comcast Corp. Cl. A*	32,500	1,356,875
Cox Communications, Inc. Cl. A*	27,515	1,281,167
New York Times Co. Cl. A	43,315	1,735,307

		5,133,576

Commercial Services — 0.1%
Paychex, Inc.	1,520	73,910

Communications — 7.8%
COLT Telecom Group PLC	50,912	1,095,153
COLT Telecom Group PLC Sponsored *†	7,000	614,250
Juniper Networks, Inc.*	13,975	1,761,723
Nokia Corp. Sponsored†	126,895	5,519,932
NTT Mobile Communications Network, Inc.	45	776,270
Oni Systems Corp.*	11,250	445,078

		10,212,406

Computer Integrated Systems Design — 0.3%
Sun Microsystems, Inc.*	14,545	405,442

Computer Programming Services — 3.7%
Macromedia, Inc.*	19,220	1,167,615
VeriSign, Inc.*	50,105	3,717,165

		4,884,780

	Number of Shares	Market Value

Computers & Information — 6.3%
Cisco Systems, Inc.*	131,785	$ 5,040,776
Comverse Technology, Inc.*	17,655	1,917,774
Dell Computer Corp.*	71,195	1,241,463

		8,200,013

Cosmetics & Personal Care — 3.8%
Colgate-Palmolive Co.	40,465	2,612,016
Estee Lauder Companies, Inc. Cl. A	31,275	1,370,236
Gillette Co.	26,075	941,959

		4,924,211

Electric Utilities — 1.2%
AES Corp.*	28,475	1,576,803

Electrical Equipment & Electronics — 7.3%
ASM Lithography Holding NV*	40,790	920,324
General Electric Co.	31,190	1,495,171
Jds Uniphase Corp.*	35,465	1,478,447
Maxim Integrated Products*	24,055	1,150,130
Nvidia Corp.*	24,390	799,153
Sanmina Corp.*	17,490	1,340,171
SDL, Inc.*	4,310	638,688
Texas Instruments, Inc.	37,050	1,755,244

		9,577,328

Entertainment & Leisure — 0.9%
Time Warner, Inc.	23,670	1,236,521

Financial Services — 1.5%
The Goldman Sachs Group, L.P.	9,795	1,047,453
Schwab (Charles) Corp.	34,120	968,155

		2,015,608

Foods — 3.2%
The Kroger Co.*	89,345	2,417,899
Safeway, Inc.*	29,200	1,825,000

		4,242,899

Household Products — 0.5%
Corning, Inc.	11,565	610,777

Internet Software — 0.6%
Exodus Communications, Inc.*	37,600	752,000

	Number of Shares	Market Value

Lodging — 0.8%
Starwood Hotels & Resorts Worldwide, Inc.	28,190	$ 993,698

Media — 1.1%
Grupo Televisa SA, Sponsored*††	31,805	1,429,237

Medical Supplies — 1.8%
Applera Corp.-Applied Biosystems Group	21,660	2,037,394
Medtronic, Inc.	4,430	267,461

		2,304,855

Pharmaceuticals — 8.4%
Abgenix, Inc.*	2,900	171,281
Cardinal Health, Inc.	7,095	706,839
Celgene Corp.*	19,035	618,638
Eli Lilly & Co.	21,300	1,982,231
Genentech, Inc.*	19,690	1,604,735
Millennium Pharmaceuticals*	22,160	1,371,150
Pfizer, Inc.	49,170	2,261,820
Pharmacia Corp.	37,285	2,274,385

		10,991,079

Prepackaged Software — 8.1%
Brocade Communications Systems, Inc.*	22,580	2,073,126
Check Point Software Technology*	5,260	702,539
I2 Technologies, Inc.*	25,965	1,411,847
Tibco Software, Inc.*	27,620	1,324,034
Veritas Software Corp.*	58,730	5,138,875

		10,650,421

Retail — 4.9%
Tiffany & Co.	61,980	1,960,118
Walgreen Co.	65,410	2,734,956
Wal-Mart Stores, Inc.	32,280	1,714,875

		6,409,949

Telephone Utilities — 2.3%
Vodafone AirTouch PLC Sponsored†	82,885	2,968,319

TOTAL EQUITIES
(Cost $116,855,824)		100,251,451

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Aggressive Growth Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

CORPORATE DEBT — 0.8%
Amazon.com, Inc.
0.000%	05/01/2008	$ 445,000	$ 224,725
E*Trade Group, Inc.†††
6.000%	02/01/2007	545,000	284,762
Level 3 Communications, Inc.
6.000%	03/15/2010	373,000	189,298
Level 3 Communications, Inc.
11.000%	03/15/2008	270,000	237,600
Nividia Corp.
4.750%	10/15/2007	165,000	105,806

TOTAL CORPORATE DEBT
(Cost $1,463,455)			1,042,191

SHORT-TERM INVESTMENTS — 21.0%

Cash Equivalents — 11.9%
AT&T**
6.730%	07/19/2001	670,418	670,418
Banc One Bank Note**
6.800%	07/02/2001	316,950	316,950
Bank of America Bank Note**
6.670%	03/22/2001	316,950	316,950
Bank of Montreal Eurodollar Time Deposit**
6.560%	01/05/2001	1,479,101	1,479,101
Credit Agricole Bank Eurodollar Time Deposit**
6.600%	01/05/2001	3,803,403	3,803,403
First Union Bank Note**
6.670%	05/09/2001	316,949	316,949
Fleet National Bank Note**
6.850%	04/30/2001	190,020	190,020
HypoVereinsbank Eurodollar Time Deposit**
6.650%	01/10/2001	739,560	739,560
Merrimac Money Market Fund**
6.500%	01/02/2001	1,734,095	1,734,095
Morgan Stanley Dean Witter & Co.**
6.650%	09/14/2001	633,900	633,900
Morgan Stanley Dean Witter & Co.**
6.660%	01/16/2001	364,034	364,034
Paribas Bank Eurodollar Time Deposit**
6.690%	01/11/2001	4,346,277	4,346,277
Toronto Dominion Eurodollar Time Deposit**
6.720%	01/04/2001	739,551	739,551

			15,651,208

	Principal Amount	Market Value

Repurchase Agreement — 9.1%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/00, 5.18%,
due 01/02/2001(a)	$11,869,207	$ 11,869,207

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		27,520,415

TOTAL INVESTMENTS — 98.3%
(Cost $145,839,694)***		128,814,057

Other Assets/(Liabilities) — 1.7%		2,166,311

NET ASSETS — 100.0%		$ 130,980,368

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt

††	Global Depository Receipt

†††	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a)
Maturity value of $11,876,038. Collateralized by U.S. Government Agency obligation with rates of 8.197%-9.375%, maturity dates of 07/25/2010-03/01/2026, and aggregate market value, including accrued interest, of $12,462,667.

The accompanying notes are an integral part of the financial statements.

MassMutual Aggressive Growth Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $118,319,279) (Note 2)	$101,293,642
Short-term investments, at amortized cost (Note 2)	27,520,415

Total Investments	128,814,057
Cash	17,787,687
Receivables from:
Investments sold	148,423
Fund shares sold	315,862
Interest and dividends	152,743
Foreign taxes withheld	39

Total assets	147,218,811

Liabilities:
Payables for:
Investments purchased	328,299
Fund shares repurchased	130,444
Securities on loan (Note 2)	15,651,208
Directors’ fees and expenses (Note 3)	2,719
Affiliates (Note 3):
Investment management fees	81,386
Administration fees	21,569
Service fees	15,088
Accrued expenses and other liabilities	7,730

Total liabilities	16,238,443

Net assets	$130,980,368

Net assets consist of:
Paid-in capital	$161,244,966
Distributions in excess of net investment income	(908)
Accumulated net realized loss on investments and foreign currency translations	(13,238,053)
Net unrealized depreciation on investments	(17,025,637)

$130,980,368

Net assets:
Class A	$ 32,256,626

Class L	$ 21,016,674

Class Y	$ 2,294,829

Class S	$ 75,412,239

Shares outstanding:
Class A	4,160,854

Class L	2,705,289

Class Y	295,363

Class S	9,701,187

Net asset value, offering price and redemption price per share:
Class A	$ 7.75

Class L	$ 7.77

Class Y	$ 7.77

Class S	$ 7.77

The accompanying notes are an integral part of the financial statements.

MassMutual Aggressive Growth Fund – Financial Statements (Continued)

Statement of Operations

Period ended December 31, 2000*
Investment income: (Note 2)
Dividends (net of withholding tax of $1,149)	$ 109,130
Interest (including securities lending income of $14,128)	842,416

Total investment income	951,546

Expenses: (Note 2)
Investment management fees (Note 3)	445,993
Custody fees	16,852
Audit and legal fees	5,704
Directors’ fees (Note 3)	4,946

473,495
Administration fees (Note 3):
Class A	28,316
Class L	27,743
Class Y	1,572
Class S	41,545
Service fees (Note 3):
Class A	20,555

Total expenses	593,226

Net investment income	358,320

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(13,238,054)
Foreign currency transactions	4,705

Net realized loss	(13,233,349)

Net change in unrealized appreciation (depreciation) on investments	(17,025,637)

Net realized and unrealized loss	(30,258,986)

Net decrease in net assets resulting from operations	$(29,900,666)

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Aggressive Growth Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Period ended December 31, 2000*
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 358,320
Net realized loss on investments and foreign currency transactions	(13,233,349)
Net change in unrealized appreciation (depreciation) on investments	(17,025,637)

Net decrease in net assets resulting from operations	(29,900,666)

Distributions to shareholders (Note 2):
From net investment income:
Class A	(69,335)
Class L	(49,816)
Class Y	(6,747)
Class S	(232,422)

Total distributions from net investment income	(358,320)

In excess of net investment income:
Class A	(1,086)
Class L	(780)
Class Y	(106)
Class S	(3,640)

Total distributions in excess of net investment income	(5,612)

Tax return of capital:
Class A	(3,610)
Class L	(2,593)
Class Y	(351)
Class S	(12,099)

Total tax return of capital	(18,653)

Net fund share transactions (Note 5):
Class A	37,664,520
Class L	24,881,918
Class Y	2,757,855
Class S	95,959,326

Increase in net assets from net fund share transactions	161,263,619

Total increase in net assets	130,980,368
Net assets:
Beginning of period	-

End of period (including distributions in excess of net investment income of $908)	$130,980,368

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A		Class L		Class Y		Class S
	Period ended 12/31/00†		Period ended 12/31/00†		Period ended 12/31/00†		Period ended 12/31/00†

Net asset value, beginning of period	$ 10.00		$ 10.00		$ 10.00		$ 10.00

Income (loss) from investment operations:
Net investment income	0.01	***	0.03	***	0.03	***	0.04	***
Net realized and unrealized gain (loss) on investments	(2.24)		(2.24)		(2.24)		(2.24)

Total income (loss) from investment operations	(2.23)		(2.21)		(2.21)		(2.20)

Less distributions to shareholders:
From net investment income	(0.02)		(0.02)		(0.02)		(0.03)
In excess of net investment income	(0.00	)****	(0.00	)****	(0.00	)****	(0.00	)****
Tax return of capital	(0.00	)****	(0.00	)****	(0.00	)****	(0.00	)****

Total distributions	(0.02)		(0.02)		(0.02)		(0.03)

Net asset value, end of period	$ 7.75		$ 7.77		$ 7.77		$ 7.77

Total Return@	(22.32)%	**	(22.10)%	**	(22.06)%	**	(22.05)%	**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$ 32,257		$ 21,017		$ 2,295		$ 75,412
Net expenses to average daily net assets	1.35%	*	1.12%	*	0.95%	*	0.87%	*
Net investment income to average daily net assets	0.14%	*	0.43%	*	0.52%	*	0.70%	*
Portfolio turnover rate	48%	**	48%	**	48%	**	48%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net investment income and tax return of capital is less than $0.01 per share.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total Return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual OTC 100 Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual OTC 100 Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital in such a way that the Fund’s performance closely tracks that of the 100 largest publically traded over-the-counter common stocks
•	invest at least 80% of its assets in a portfolio of equity securities mirroring the composition and sector weightings of companies included in the NASDAQ 100 Index.

How did the Fund perform 2000?

Like its benchmark, the Fund was battered by the hostile winds that decimated the technology sector. From the Fund’s inception on May 1, 2000, through December 31, 2000, the Fund’s Class S shares returned -39.00%, slightly trailing the -37.93% return of the NASDAQ 100 Index.

What factors influenced performance during the period?

The period began with the technology sector struggling to regain its footing after a sharp correction that began in the middle of March. Around the time of the Fed’s final interest-rate hike on May 16, sentiment began to improve. The summer months saw the markets rebound, especially the higher-quality shares with solid earnings underpinning them. Share prices were driven by optimism about the possibility of interest rates stabilizing as well as robust second quarter earnings reports. However, the third quarter ended on an ominous note, as investors were unnerved by surging oil prices, earnings warnings by Intel, Apple Computer, and Eastman Kodak, and a free-falling euro, which had begun to hamper U.S. exports to Europe.

Higher interest rates and a slowing economy caught up with the Fund in the final four months of the year. A rash of earnings warnings from prominent companies across a variety of sectors combined with rapidly deteriorating economic data to drive technology stocks sharply lower for a second time in 2000. Investors in search of more dependable earnings growth and modest valuations deserted growth stocks in droves and flocked to value shares. Sectors with relatively light weightings in the index, such as financial services and health care, assumed leadership roles, while technology fell solidly to the bottom of the performance ladder. The fourth-quarter transformation was so startling that on December 19 the Fed moved directly from a tightening bias to an easing bias, leapfrogging the middle course represented by a neutral bias. However, many investors were disappointed that the central bank didn’t take the further step of cutting interest rates. When the dust settled at the end of December, the NASDAQ 100 Index had lost 36.80% for the year, 34.40% of which occurred in the fourth quarter. This represented the largest decline for the index over a calendar year since its inception.

Which stocks were most helpful to performance?

Top performers in the third quarter included Applied Micro Circuits (109.7%), I2 Technologies (79.4%), and Peoplesoft (66.8%). The largest detractors were American Power Conversion (-53.0%), Apple Computer (-50.8%), Broadvision (-49.5%), and BMC Software (-47.6%).

In the fourth quarter, the most positive performance was turned in by Adelphia Communications (87.3%), Peoplesoft (33.1%), and Paccar (32.9%). The largest losers included Inktomi (-84.3%), CMGI (-80.0%), and Real Networks (-78.1%). The index was rebalanced on December 15, resulting in 12 company changes. The most prominent of these were the additions of Inktomi, Check Point Software, and IDEC Pharmaceuticals, along with the deletions of Legato Systems, Adaptec, and Northwest Airlines.

What is your outlook?

As we look ahead to 2001, the Fed’s apparent willingness to cut interest rates and try to stabilize the economy is unquestionably a positive influence. Stocks have generally reacted well to multiple rate cuts, so a lot will depend on how aggressive the Fed is willing to be. On the other hand, once the economy embarks on a slowing trend, it is typically not easily reversed. We therefore look for continued turbulence in technology stocks over the near term. The long-term prospects for NASDAQ 100 stocks remain excellent. They represent some of the brightest stars in the technology pantheon and thus will continue to benefit from increasing worldwide spending on information technology.

MassMutual OTC 100 Fund – Portfolio Manager Report (Continued)

MassMutual OTC 100 FundLargest Stock Holdings (12/31/00)

Cisco Systems, Inc.
Microsoft Corp.
Qualcomm, Inc.
Intel Corp.
Oracle Corp.
Sun Microsystems, Inc.
Jds Uniphase Corp.
Veritas Software Corp.
Siebel Systems, Inc.
Amgen, Inc.
Growth of a $10,000 Investment

Hypothetical Investments in MassMutual OTC 100 Fund Class S, Class A, Class Y, Class L and the NASDAQ 100 Index

MassMutual OTC 100 FundTotal Return
Since Inception 5/1/00 - 12/31/00

Class S	-39.00%
Class A	-39.10%
Class Y	-39.00%
Class L	-39.10%

NASDAQ 100 Index	-37.93%

 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ 100 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual OTC 100 – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 97.5%

Advertising — 0.4%
TMP Worldwide, Inc.*	1,783	$ 98,065

Automotive & Parts — 0.3%
Paccar, Inc.	1,466	72,200

Broadcasting, Publishing & Printing — 2.0%
Adelphia Communications Corp. Cl. A*	2,441	126,017
Comcast Corp. Cl. A*	7,313	305,318
USA Networks, Inc.*	5,958	115,809

		547,144

Commercial Services — 3.6%
Ariba, Inc.*	3,959	212,301
Cintas Corp.	3,461	184,082
Concord EFS, Inc.*	4,167	183,088
eBay, Inc.*	3,418	112,794
Paychex, Inc.	6,041	293,744

		986,009

Communications — 14.2%
ADC Telecommunications, Inc.*	16,423	297,667
Ciena Corp.*	5,819	472,794
Echostar Communications Corp.*	4,153	94,481
Juniper Networks, Inc.*	3,570	450,043
McleodUSA, Inc.*	8,307	117,336
Network Appliance, Inc.*	5,656	363,045
Nextel Communications, Inc. Cl. A*	15,997	395,926
PanAmSat Corp.*	3,450	119,672
Qualcomm, Inc.*	15,441	1,269,057
Tellabs, Inc.*	4,002	226,113
XO Communications, Inc. Cl. A*	5,038	89,739

		3,895,873

Communications Equipment — 0.7%
Ericsson (LM) Cl. B†	18,240	204,060

Computer and Data Processing Services — 0.1%
At Home Corp. Series A*	4,282	23,685

Computer Integrated Systems Design — 3.1%
3com Corp.*	3,039	25,831
Broadvision, Inc.*	4,997	59,027
Parametric Technology Corp.*	6,327	85,019
Sun Microsystems, Inc.*	24,237	675,606

		845,483

	Number of Shares	Market Value

Computer Programming Services — 1.4%
Mercury Interactive Corp.*	1,473	$ 132,938
RealNetworks, Inc.*	2,539	22,058
VeriSign, Inc.*	3,184	236,213

		391,209

Computer Related Services — 0.3%
CNET Networks, Inc.*	2,663	42,608
Inktomi Corp.*	1,781	31,835

		74,443

Computers & Information — 9.7%
Apple Computer, Inc.*	7,754	115,341
Cisco Systems, Inc.*	43,910	1,679,557
Comverse Technology, Inc.*	2,924	317,620
Dell Computer Corp.*	16,467	287,143
Palm, Inc.*	9,159	259,314

		2,658,975

Containers — 0.2%
Smurfit-Stone Container Corp.*	4,085	61,020

Data Processing and Preparation — 0.5%
Fiserv, Inc.*	2,647	125,567

Electrical Equipment & Electronics — 19.9%
Altera Corp.*	9,537	250,942
Applied Micro Circuits Corp.*	5,867	440,300
Atmel Corp.*	5,979	69,506
Broadcom Corp. Cl. A*	2,386	200,424
Conexant Systems, Inc.*	4,577	70,371
Flextronics International Limited*	7,811	222,613
Intel Corp.	40,311	1,211,849
Jds Uniphase Corp.*	16,039	668,626
Kla-Tencor Corp.*	3,856	129,899
Linear Technology Corp.	7,241	334,896
Maxim Integrated Products*	6,812	325,699
Microchip Technology, Inc.*	1,696	37,206
Molex, Inc.	1,658	58,859
PMC-Sierra, Inc.*	3,019	237,369
Qlogic Corp.*	1,596	122,892
RF Micro Devices, Inc.*	3,157	86,620
Sanmina Corp.*	2,781	213,094
SDL, Inc.*	1,550	229,691
Vitesse Semiconductor Corp.*	3,328	184,080
Xilinx, Inc.*	7,481	345,061

		5,439,997

	Number of Shares	Market Value

Financial Services — 0.9%
Nasdaq 100 Shares*	4,268	$ 249,145

Foods — 0.7%
Starbucks Corp.*	4,449	196,868

Healthcare — 0.5%
Human Genome Sciences, Inc.*	2,082	144,309

Information Retrieval Services — 0.6%
CMGI, Inc.*	5,958	33,328
Yahoo!, Inc.*	4,592	138,549

		171,877

Internet Content — 1.5%
BEA Systems, Inc.*	6,027	405,692

Internet Software — 0.6%
Exodus Communications, Inc.*	7,851	157,020

Machinery & Components — 1.0%
Applied Materials, Inc.*	7,175	273,995

Media — 1.2%
Gemstar-TV Guide International, Inc.*	7,351	339,065

Medical Supplies — 0.6%
Biomet, Inc.	4,107	162,997

Pharmaceuticals — 8.3%
Abgenix, Inc.*	1,329	78,494
Amgen, Inc.*	8,235	526,525
Biogen, Inc.*	3,109	186,734
Chiron Corp.*	4,581	203,855
Genzyme Corp.*	1,867	167,913
Idec Pharmaceuticals Corp.*	894	169,469
Immunex Corp.*	12,674	514,881
Medimmune, Inc.*	3,856	183,883
Millennium Pharmaceuticals*	3,986	246,634

		2,278,388

Prepackaged Software — 20.3%
Adobe Systems, Inc.	4,029	234,437
BMC Software, Inc.*	3,198	44,772
Check Point Software Technology*	2,613	348,998
Citrix Systems, Inc.*	3,765	84,713
Compuware Corp.*	3,853	24,081
Electronic Arts, Inc.*	2,280	97,185
I2 Technologies, Inc.*	7,447	404,931
Intuit, Inc.*	4,446	175,339
Microsoft Corp.*	31,391	1,361,585

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual OTC 100 – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Novell, Inc.*	6,731	$ 35,128
Oracle Corporation*	39,922	1,160,233
Peoplesoft, Inc.*	6,899	256,557
Rational Software Corp.*	3,377	131,492
Siebel Systems, Inc.*	8,606	581,981
Veritas Software Corp.*	6,841	598,588

		5,540,020

Retail — 1.4%
Bed Bath & Beyond, Inc.*	6,511	145,684
Costco Wholesale Corp.*	4,034	161,108
Staples, Inc.*	5,212	61,567

		368,359

Retail – Internet — 0.2%
Amazon.com, Inc.*	4,045	62,950

Telephone Utilities — 3.3%
Level 3 Communications, Inc.*	4,362	143,128
Metromedia Fiber Network, Inc.*	9,037	91,500
VoiceStream Wireless Corp.*	4,176	420,210
Worldcom, Inc.*	17,715	249,117

		903,955

TOTAL EQUITIES (Cost $39,928,469)		26,678,370

		Principal Amount

SHORT-TERM INVESTMENTS — 17.7%
Cash Equivalents — 13.2%
AT&T**
6.730%	07/19/2001	$ 73,246	73,246
Banc One Bank Note**
6.800%	07/02/2001	73,246	73,246
Bank of America Bank Note**
6.670%	03/22/2001	73,246	73,246
Bank of Montreal Eurodollar Time Deposit**
6.560%	01/05/2001	341,816	341,816
Credit Agricole Bank Eurodollar Time Deposit**
6.600%	01/05/2001	878,956	878,956
First Union Bank Note**
6.670%	05/09/2001	73,246	73,246
Fleet National Bank Note**
6.850%	04/30/2001	274,560	274,560
		Principal Amount	Market Value

HypoVereinsbank Eurodollar Time Deposit**
6.650%	01/10/2001	$ 170,908	$ 170,908
Merrimac Money Market Fund**
6.500%	01/02/2001	631,844	631,844
Morgan Stanley Dean Witter & Co.**
6.650%	09/14/2001	146,493	146,493
Morgan Stanley Dean Witter & Co.**
6.660%	01/16/2001	146,929	146,929
Paribas Bank Eurodollar Time Deposit**
6.690%	01/11/2001	561,555	561,555
Toronto Dominion Eurodollar Time Deposit**
6.720%	01/04/2001	170,908	170,908

			3,616,953

Repurchase Agreement — 4.1%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/00, 5.18%,
due 01/02/2001 (a)		1,106,388	1,106,388

U.S. Treasury Bills — 0.4%
U.S. Treasury Bill
6.110%	01/18/2001	50,000	49,856
U.S. Treasury Bill
6.140%	01/18/2001	30,000	29,913
U.S. Treasury Bill
6.190%	01/18/2001	25,000	24,927

			104,696

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)			4,828,037

TOTAL INVESTMENTS — 115.2%
(Cost $44,756,506)***			31,506,407

Other Assets/ (Liabilities) — (15.2%)			(4,147,429)

NET ASSETS — 100.0%			$ 27,358,978

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt

(a)
Maturity value of $1,107,025. Collateralized by
U. S. Government Agency obligation with a rate of 7.736%, maturity date of 11/01/2026, and aggregate market value, including accrued
interest, of $1,161,934.

The accompanying notes are an integral part of the financial statements.

MassMutual OTC 100 Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $39,928,469) (Note 2)	$26,678,370
Short-term investments, at amortized cost (Note 2)	4,828,037

Total Investments	31,506,407
Receivables from:
Fund shares sold	55,556
Interest and dividends	4,075

Total assets	31,566,038

Liabilities:
Payables for:
Investments purchased	208,079
Fund shares repurchased	311,265
Variation margin on open futures contracts (Note 2)	44,755
Securities on loan (Note 2)	3,616,953
Directors’ fees and expenses (Note 3)	2,719
Affiliates (Note 3):
Investment management fees	3,711
Administration fees	10,665
Service fees	2,263
Accrued expenses and other liabilities	6,650

Total liabilities	4,207,060

Net assets	$27,358,978

Net assets consist of:
Paid-in capital	$42,421,278
Undistributed net investment loss	(908)
Accumulated net realized loss on investments and futures contracts	(1,770,372)
Net unrealized depreciation on investments and futures contract s	(13,291,020)

$27,358,978

Net assets:
Class A	$ 4,411,480

Class L	$ 2,359,857

Class Y	$ 121,247

Class S	$20,466,394

Shares outstanding:
Class A	725,000

Class L	387,341

Class Y	19,890

Class S	3,354,443

Net asset value, offering price and redemption price per share:
Class A	$ 6.08

Class L	$ 6.09

Class Y	$ 6.10

Class S	$ 6.10

The accompanying notes are an integral part of the financial statements.

MassMutual OTC 100 Fund – Financial Statements (Continued)

Statement of Operations

Period ended December 31, 2000*
Investment income: (Note 2)
Dividends	$ 6,495
Interest (including securities lending income of $2,475)	49,728

Total investment income	56,223

Expenses: (Note 2)
Investment management fees (Note 3)	29,302
Custody fees	20,786
Directors’ fees (Note 3)	4,946
Audit and legal fees	4,187

59,221
Administration fees (Note 3):
Class A	7,619
Class L	5,620
Class Y	465
Class S	64,832
Service fees (Note 3):
Class A	3,051

Total expenses	140,808

Net investment loss	(84,585)

Realized and unrealized gain (loss):
Net realized loss on:
Investment transactions	(1,496,241)
Closed futures contracts	(232,299)

Net realized loss	(1,728,540)

Net change in unrealized appreciation (depreciation) on:
Investments	(13,250,099)
Open futures contracts	(40,921)

Net unrealized loss	(13,291,020)

Net realized and unrealized loss	(15,019,560)

Net decrease in net assets resulting from operations	$(15,104,145)

*	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual OTC 100 Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Period ended December 31, 2000*
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (84,585)
Net realized loss on investment transactions and futures contracts	(1,728,540)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(13,291,020)

Net decrease in net assets resulting from operations	(15,104,145)

Net fund share transactions (Note 5):
Class A	6,192,523
Class L	3,321,161
Class Y	173,661
Class S	32,775,778

Increase in net assets from net fund share transactions	42,463,123

Total increase in net assets	27,358,978

Net assets:
Beginning of period	-

End of period (including undistributed net investment loss of $908)	$27,358,978

*	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual OTC 100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A		Class L		Class Y		Class S
	Period ended 12/31/2000†		Period ended 12/31/2000†		Period ended 12/31/2000†		Period ended 12/31/2000†
Net asset value, beginning of period	$ 10.00		10.00		10.00		10.00

Income (loss) from investment operations:
Net investment loss	(0.05	) ***	(0.04	) ***	(0.03	) ***	(0.02	) ***
Net realized and unrealized gain (loss) on investments	(3.87)		(3.87)		(3.87)		(3.88)

Total income (loss) from investment operations	(3.92)		(3.91)		(3.90)		(3.90)

Net asset value, end of period	$ 6.08		6.09		6.10		6.10

Total Return @	(39.10)%	**	(39.10)%	**	(39.00)%	**	(39.00)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 4,411		2,360		121		20,466
Net expenses to average daily net assets	1.11%	*	0.86%	*	0.80%	*	0.69%	*
Net investment loss to average daily net assets	(0.91)%	*	(0.65)%	*	(0.54)%	*	(0.39)%	*
Portfolio turnover rate	30%	**	30%	**	30%	**	30%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total Return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Focused Value Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Focused Value Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital
•	invest in a concentrated portfolio of approximately 20 equity securities of small and mid-sized companies (companies with market capitalization, at the time of purchase, of $1 billion to $10 billion)
•	utilize a value-oriented strategy in making investment decisions
•	utilize Fundamental analysis to identify companies which
—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential
—are attractively valued in the marketplace

How did the Fund perform during 2000?

For the first time in a number of years, value outperformed growth. From the Fund’s inception on May 1, 2000, through December 31, 2000, its Class S shares returned 5.77%, beating the 0.09% return of the Russell 2500 Index, a broadly based, unmanaged index of 2500 medium- and small-capitalization common stocks.

What factors contributed to the Fund’s performance?

As growth stocks ran into adversity, the value segment of the market rebounded. The growth sector suffered from extreme overvaluation and the effects of six increases in interest rates by the Federal Reserve Board between June 1999 and May 2000. Higher interest rates normally have a slowing effect on the economy and make it difficult for high-growth companies to maintain the rapid earnings growth that supports their aggressive valuations. That was certainly the case in 2000, as the full effects of the Fed’s tighter monetary policy finally hit home in the fourth quarter. Previously high-flying growth companies across a variety of sectors issued earnings warnings for the fourth quarter and beyond, in many cases. At the same time, most indicators pointed to rapidly decelerating growth for the economy. The Fed responded by shifting to an easing bias on December 19, setting the stage for lower interest rates. It was a stunning reversal of fortune for the economy, which went from growing at a robust rate of over 5% on an annualized basis to approximately 0% growth in a matter of six months.

Investors responded by fleeing growth stocks and piling into the value sector for its dependable earnings growth and reasonable valuations. The Fund also benefited from its emphasis on small- and medium-capitalization stocks, as these performed better than their large-cap counterparts because of more modest valuations and stronger growth outlooks.

Which of the Fund’s holdings had a significant influence on performance?

Valassis Communications, a publisher of newspaper free-standing inserts and coupons, was one of the better performers in the fourth quarter. Although the company’s business had been growing steadily for years, its stock was ignored until recently, when many formerly exciting growth stories in other sectors soured and investors began to appreciate the company’s counter-cyclical characteristics. Electronic Data Systems, Washington Mutual, and Mattel also made positive contributions to performance during the final quarter. Meriting mention on the downside was Ceridian, a human resources outsourcer. Ceridian suffered from a temporary slowdown in revenue and earnings growth as it introduced new services and reorganized business lines. However, we maintained our position based on our expectation that the company’s numbers will rebound later in 2001.

MassMutual Focused Value Fund – Portfolio Manager Report (Continued)

We speculated six months ago that we might be near the beginning of a new market phase in which value stocks would be favored over growth shares. What we saw in the second half of 2000 lends credence to that view. In spite of the value sector’s recent outperformance, a number of influential large-cap growth stocks still appear to be overvalued. These stocks heavily influence the returns of major indexes such as the S&P 500 and the NASDAQ Composite Index. With more earnings disappointments in leading growth stocks likely, we believe that reversion to the mean—the tendency for returns in a sector to cluster around a long-term average—still favors the value part of the market. We therefore approach 2001 with a cautiously optimistic outlook.

MassMutual Focused Value Fund
Largest Stock Holdings (12/31/00)

Mattel, Inc.
Nova Corp./Georgia
Electronic Data Systems Corp.
Valassis Communications, Inc.
Washington Mutual, Inc.
Tricon Global Restaurants, Inc.
Maytag Corp.
Cendant Corp.
Toys R Us, Inc.
AT&T Corp.

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Focused Value Fund Class S, Class A, Class Y, Class L and the Russell 2500 Index

MassMutual Focused Value Fund
Total Return
Since Inception 5/1/00 – 12/31/00

Class S	5.77%
Class A	5.41%
Class Y	5.66%
Class L	5.48%

Russell 2500 Index	0.09%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Focused Value Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 96.6%

Apparel, Textiles & Shoes — 3.7%
Jones Apparel Group, Inc.*	70,000	$ 2,253,125

Automotive & Parts — 4.3%
Ford Motor Co.	111,186	2,605,922

Banking, Savings & Loans — 5.3%
Washington Mutual, Inc.	60,000	3,183,750

Building Materials & Construction — 8.3%
Martin Marietta Materials, Inc.	65,000	2,749,500
USG Corp.	100,000	2,250,000

		4,999,500

Commercial Services — 14.7%
Cendant Corp.*	310,000	2,983,750
Equifax, Inc.	90,000	2,581,875
Valassis Communications, Inc.*	105,000	3,314,062

		8,879,687

Communications — 4.6%
Citizen Communications Co.*	210,000	2,756,250

Computer Integrated Systems Design — 2.5%
Teradyne, Inc.*	41,000	1,527,250

Computers & Office Equipment — 5.7%
Electronic Data Systems Corp.	60,000	3,465,000

Data Processing and Preparation — 4.4%
Ceridian Corp.*	132,000	2,631,750

Home Construction, Furnishings & Appliances — 5.1%
Maytag Corp.	95,000	3,069,687

Information Retrieval Services — 6.2%
Nova Corp./Georgia*	189,000	3,768,187

Manufacturing – Diversified — 4.2%
Cooper Industries, Inc.	55,000	2,526,563

Pharmaceuticals — 2.6%
Chiron Corp.*	35,000	1,557,500

Restaurants — 5.2%
Tricon Global Restaurants, Inc.*	95,000	3,135,000

Retail — 8.6%
Office Depot, Inc.*	320,000	2,280,000
Toys R Us, Inc.*	175,000	2,920,313

		5,200,313

	Number of Shares	Market Value

Telephone Utilities — 4.8%
AT&T Corp.	166,000	$ 2,873,875

Toys, Games — 6.4%
Mattel, Inc.	267,000	3,855,480

TOTAL EQUITIES (Cost $55,351,405)		58,288,839

		Principal Amount

SHORT-TERM INVESTMENTS — 12.3%
Cash Equivalents — 9.0%
AT&T**
6.730%	07/19/2001	$ 110,003	110,003
Banc One Bank Note**
6.800%	07/02/2001	110,003	110,003
Bank of America Bank Note**
6.670%	03/22/2001	110,003	110,003
Bank of Montreal Eurodollar Time Deposit**
6.560%	01/05/2001	513,345	513,345
Credit Agricole Bank Eurodollar Time Deposit**
6.600%	01/05/2001	1,320,031	1,320,031
First Union Bank Note**
6.670%	05/09/2001	110,003	110,003
Fleet National Bank Note**
6.850%	04/30/2001	412,991	412,991
HypoVereinsbank Eurodollar Time Deposit**
6.650%	01/10/2001	256,673	256,673
Merrimac Money Market Fund**
6.500%	01/02/2001	948,914	948,914
Morgan Stanley Dean Witter & Co.**
6.650%	09/14/2001	220,005	220,005
Morgan Stanley Dean Witter & Co.**
6.660%	01/16/2001	220,005	220,005
Paribas Bank Eurodollar Time Deposit**
6.690%	01/11/2001	843,351	843,351
Toronto Dominion Eurodollar Time Deposit**
6.720%	01/04/2001	256,673	256,673

			5,432,000

Repurchase Agreement — 3.3%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/00, 5.18%, due 01/02/2001(a)		1,953,840	1,953,840

TOTAL SHORT- TERM INVESTMENTS (At Amortized Cost)			7,385,840

Market Value

TOTAL INVESTMENTS — 108.9%
(Cost $62,737,245)***	$ 65,674,679

Other Assets/
(Liabilities) — (8.9%)	(5,360,799)

NET ASSETS — 100.0%	$ 60,313,880

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

(a)
Maturity value of $1,954,964. Collateralized by U.S. Government Agency obligation with a rate of 9.375%, maturity date of 08/25/2022, and aggregate market value, including accrued interest, of $2,051,532.

The accompanying notes are an integral part of the financial statements.

MassMutual Focused Value Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $55,351,405) (Note 2)	$58,288,839
Short-term investments, at amortized cost (Note 2)	7,385,840

Total Investments	65,674,679
Receivables from:
Fund shares sold	80,828
Interest and dividends	40,029

Total assets	65,795,536

Liabilities:
Payables for:
Fund shares repurchased	2,201
Securities on loan (Note 2)	5,432,000
Directors’ fees and expenses (Note 3)	2,719
Affiliates (Note 3):
Investment management fees	34,000
Administration fees	5,388
Service fees	335
Accrued expenses and other liabilities	5,013

Total liabilities	5,481,656

Net assets	$60,313,880

Net assets consist of:
Paid-in capital	$56,988,217
Undistributed net investment income	7,791
Accumulated net realized gain on investments	380,438
Net unrealized appreciation on investments	2,937,434

$60,313,880

Net assets:
Class A	$ 752,806

Class L	$ 5,431,709

Class Y	$ 501,505

Class S	$53,627,860

Shares outstanding:
Class A	71,659

Class L	516,692

Class Y	47,692

Class S	5,094,276

Net asset value, offering price and redemption price per share:
Class A	$ 10.51

Class L	$ 10.51

Class Y	$ 10.52

Class S	$ 10.53

The accompanying notes are an integral part of the financial statements.

MassMutual Focused Value Fund – Financial Statements (Continued)

Statement of Operations

Period ended December 31, 2000*
Investment income: (Note 2)
Dividends	$ 322,006
Interest (including securities lending income of $708)	194,435

Total investment income	516,441

Expenses: (Note 2)
Investment management fees (Note 3)	202,411
Custody fees	5,071
Audit and legal fees	4,492
Directors’ fees (Note 3)	4,946

216,920
Administration fees (Note 3):
Class A	789
Class L	6,748
Class Y	282
Class S	22,715
Service fees (Note 3):
Class A	590

Total expenses	248,044

Net investment income	268,397

Realized and unrealized gain (loss):
Net realized gain on investment transactions	380,438
Net change in unrealized appreciation (depreciation) on investments	2,937,434

Net realized and unrealized gain	3,317,872

Net increase in net assets resulting from operations	$3,586,269

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Focused Value Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Period ended December 31, 2000*
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 268,397
Net realized gain on investment transactions	380,438
Net change in unrealized appreciation (depreciation) on investments	2,937,434

Net increase in net assets resulting from operations	3,586,269

Distributions to shareholders (Note 2):
From net investment income:
Class A	(2,060)
Class L	(19,225)
Class Y	(2,151)
Class S	(237,170)

Total distributions from net investment income	(260,606)

Net fund share transactions (Note 5):

Class A	705,012
Class L	5,135,894
Class Y	479,990
Class S	50,667,321

Increase in net assets from net fund share transactions	56,988,217

Total increase in net assets	60,313,880

Net assets:
Beginning of period	-

End of period (including undistributed net investment income of $7,791)	$60,313,880

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A		Class L		Class Y		Class S
	Period ended 12/31/2000†		Period ended 12/31/2000†		Period ended 12/31/2000†		Period ended 12/31/2000†

Net asset value, beginning of period	$ 10.00		$ 10.00		$ 10.00		$ 10.00

Income (loss) from investment operations:
Net investment income	0.02	***	0.04	***	0.05	***	0.06	***
Net realized and unrealized gain (loss) on investments	0.52		0.51		0.52		0.52

Total income (loss) from investment operations	0.54		0.55		0.57		0.58

Less distributions to shareholders:
From net investment income	(0.03)		(0.04)		(0.05)		(0.05)

Net asset value, end of period	$ 10.51		10.51		10.52		10.53

Total Return@	5.41%	**	5.48%	**	5.66%	**	5.77%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 753		$ 5,432		$ 502		$ 53,628
Net expenses to average daily net assets	1.31%	*	1.05%	*	0.91%	*	0.83%	*
Net investment income to average daily net assets	0.33%	*	0.59%	*	0.75%	*	0.95%	*
Portfolio turnover rate	22%	**	22%	**	22%	**	22%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total Return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Small Cap Value Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital and income
•
invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalization within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category.

•	utilize a value-oriented strategy in making investment decisions
•	utilize Fundamental analysis to identify companies which

—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential
—are attractively valued in the marketplace

How did the Fund perform during 2000?

For the 12 months ended December 31, 2000, the Fund’s Class S shares returned 14.19%, well ahead of the -3.02% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 medium- and small-capitalization common stocks.

What factors contributed to the Fund’s performance?

The Fund benefited from an environment in which value outperformed growth and small-caps did better than large-caps. Investors preferred value stocks largely for defensive reasons, as three increases in short-term interest rates by the Federal Reserve Board during the first half of the period caused a speculative bubble in growth stocks to burst. Growth stocks tend to suffer most when interest rates rise because their higher valuations make them more vulnerable to earnings disappointments in an economic slowdown. Although the growth sector recovered somewhat over the summer, it fell again in the fourth quarter, when the economy began to decelerate in earnest. Small-cap stocks did somewhat better than their large-cap peers in this environment because the latter had been bid up to significantly higher valuations.

In technology, the Fund was helped relative to the benchmark by a slight underweighting as well as good stock selection. We favored conservative technology stocks with dependable earnings growth, especially in the semiconductor and semiconductor capital equipment groups. In the third quarter, we lightened our technology holdings as the market began to weaken. When the market had fallen substantially in the fourth quarter, we increased our technology weighting a bit. An overweighting in the energy sector was another positive influence. Two areas of emphasis there were gas exploration and oil services. Gas-related stocks benefited from surging natural gas prices, while oil services stocks did well because of high oil prices and continued healthy funding for oil exploration following several years of depressed exploration activity when oil prices were low. A modest overweighting in finance stocks, with a particular focus on the insurance group, also helped relative performance.

Which holdings made the most positive contributions to performance?

White Mountains Insurance was one of the Fund’s best performers. The stock benefited from a more favorable environment for property and casualty insurance companies, which enjoyed a positive pricing cycle for the first time in quite a while. Furthermore, insurance companies have a lower exposure to credit risks than banks do, an important consideration during an economic slowdown. Finally, investors responded well to the company’s hiring of Jack Byrne, a respected manager with a successful track record at Fireman’s Fund. Skywest, a feeder airline for United and Delta, had been beaten down on concerns over higher energy prices but made a comeback when investors realized that the company’s fuel costs are funded by the larger airlines they serve. Another positive contributor was Stone Energy, a gas exploration company active in the Gulf of Mexico. The company made some promising discoveries and rode the wave of interest as natural gas climbed from approximately $2.00 to over $9.00 per thousand cubic feet, in part because of colder-than-normal December temperatures in the northeastern U.S.
MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

Which stocks detracted from performance?

CT Communications was one of the worst detractors. A competitive local exchange carrier (CLEC) serving the Virginia market, the company was a victim of intense competitive pressures on local and long-distance telecommunications service companies. Helix Technology and Cognex are both semiconductor capital equipment companies that suffered from a general slowdown in the semiconductor industry. Both are good companies and were still in the Fund’s portfolio at the end of the period. Elcor, a manufacturer of high-end roof shingles, and Spartech, a plastics compounder, both reported earnings disappointments resulting in part from higher costs for oil, an important component of their respective products.

What is your outlook?

At present, the stock market is struggling to reconcile two opposing forces. On the one hand, there is the negative influence of a slowing economy and weakening corporate earnings. On the other hand, the Fed has switched to an easing bias and appears ready to aggressively lower interest rates in an attempt to stabilize the economy. Trends in economic growth cannot be easily reversed once in motion, however, so we look for continued turbulence in the markets. Although the coming year might not favor the value style of management as one-sidedly as it did in 2000, the valuations and prospects for small-cap value stocks are still attractive, in our opinion.

MassMutual Small Cap Value Equity Fund
Largest Stock Holdings (12/31/00)

C.H. Robinson Worldwide, Inc.
Eaton Vance Corp.
Roper Industries, Inc.
White Mountains Insurance Group, Inc.
New York Community Bancorp, Inc.
OM Group, Inc.
Commerce Bancorp, Inc. NJ
M.S. Carriers, Inc.
BJ’s Wholesale Club, Inc.
Banknorth Group, Inc.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Small Cap Value Equity Fund Class S and the Russell 2000 Index

MassMutual Small Cap Value Equity Fund
Total Return

	One Year	Five Year Average Annual	Since Inception Average Annual
	1/1/00 - 12/31/00	1/1/96 - 12/31/00	10/3/94 - 12/31/00

Class S	14.19%	11.75%	12.05%

Russell 2000 Index	-3.02%	10.31%	12.25%

Hypothetical Investments in MassMutual Small Cap Value Equity Fund Class A, Class Y and the Russell 2000 Index

MassMutual Small Cap Value Equity Fund
Total Return
	One Year	Since Inception Average Annual
	1/1/00 - 12/31/00	1/1/98 - 12/31/00

Class A	13.68%	0.80%
Class Y	14.02%	1.19%

Russell 2000 Index	-3.02%	4.65%

Hypothetical Investments in MassMutual Small Cap Value Equity Fund Class L and the Russell 2000 Index

MassMutual Small Cap Value Equity Fund
Total Return
	One Year	Since Inception Average Annual
	1/1/00 - 12/31/00	5/3/99 - 12/31/00

Class L	13.97%	10.07%

Russell 2000 Index	-3.02%	8.24%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Cap Value Equity Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 92.7%

Advertising — 3.1%
Harte Hanks Communications, Inc.	407,200	$ 9,645,550
Penton Media, Inc.	355,600	9,556,750

		19,202,300

Air Transportation — 1.1%
SkyWest, Inc.	232,700	6,690,125

Banking, Savings & Loans — 12.5%
Banknorth Group, Inc.	736,152	14,677,031
Commerce Bancorp, Inc. NJ	225,100	15,391,212
First Republic Bank*	242,000	7,986,000
Hudson City Bancorp, Inc.	392,500	7,948,125
New York Community Bancorp, Inc.	457,000	16,794,750
Webster Financial Corp.	485,148	13,735,753

		76,532,871

Building Materials & Construction — 1.1%
Elcor Corp.	399,000	6,733,125

Chemicals — 4.1%
OM Group, Inc.	304,700	16,644,237
Spartech Corp.	424,900	8,737,006

		25,381,243

Commercial Services — 3.3%
ABM Industries, Inc.	299,700	9,178,312
Advo, Inc.*	249,400	11,067,125

		20,245,437

Communications — 5.7%
Anadigics, Inc.*	309,100	5,061,512
Ct Communications, Inc.	637,300	8,962,031
Inet Technologies, Inc.*	279,900	11,335,950
True North Communications, Inc.	223,900	9,515,750

		34,875,243

Electric Utilities — 1.2%
EL Paso Electric Co.*	559,000	7,378,800

	Number of Shares	Market Value

Electrical Equipment & Electronics — 11.5%
Alpha Industries*	167,800	$ 6,208,600
Benchmark Electronics, Inc.*	134,300	3,030,144
Cognex Corp.*	460,100	10,179,712
Dallas Semiconductor Corp.	338,300	8,668,937
Keithley Instruments, Inc.	136,600	5,882,337
Lattice Semiconductor Corp.*	757,400	13,917,225
Micrel, Inc.*	306,700	10,331,956
Teleflex, Inc.	273,400	12,080,863

		70,299,774

Energy — 5.5%
National-Oilwell, Inc.*	272,500	10,542,344
Newfield Exploration Co.*	140,000	6,641,250
Precision Drilling Corp.*	192,200	7,219,513
Stone Energy Corp.*	149,200	9,630,860

		34,033,967

Financial Services — 3.1%
Eaton Vance Corp.	588,200	18,969,450

Foods — 2.2%
Morrison Management Specialists, Inc.	390,580	13,635,148

Healthcare — 2.0%
Health Management Associates, Inc. Cl. A*	601,000	12,470,750

Home Construction, Furnishings & Appliances — 2.2%
La-Z-Boy, Inc.	406,900	6,408,675
Miller (Herman), Inc.	246,500	7,086,875

		13,495,550

Industrial – Diversified — 2.3%
Carlisle Companies, Inc.	332,400	14,272,425

Insurance — 5.7%
HCC Insurance Holdings	492,900	13,277,494
Highlands Insurance Group, Inc.*	522,600	4,703,400
White Mountains Insurance Group, Inc.	54,000	17,226,000

		35,206,894

	Number of Shares	Market Value

Machinery & Components — 5.2%
Hardinge, Inc.	378,550	$ 5,394,338
Helix Technology Corp.	392,000	9,279,385
Roper Industries, Inc.	525,900	17,387,569

		32,061,292

Medical Supplies — 5.4%
Bacou USA, Inc.*	251,700	6,544,200
Biomet, Inc.	232,200	9,215,438
Coherent, Inc.*	204,800	6,656,000
Invacare Corp.	320,100	10,963,425

		33,379,063

Metals & Mining — 1.9%
CompX International, Inc.	446,300	3,988,806
Matthews International Corp.	246,500	7,780,156

		11,768,962

Miscellaneous — 0.8%
Crossmann Communities, Inc.*	227,700	4,781,700

Pharmaceuticals — 1.0%
Bindley Western Industries, Inc.	142,066	5,904,618

Real Estate — 1.2%
Mid-Atlantic Realty Trust	595,400	7,256,438

Retail — 3.4%
BJ’s Wholesale Club, Inc.*	390,900	15,000,788
Williams-Sonoma, Inc.*	277,000	5,540,000

		20,540,788

Transportation — 7.2%
C.H. Robinson Worldwide, Inc.	604,700	19,010,256
EGL, Inc.*	176,700	4,229,756
Expeditors International of Washington, Inc.	107,400	5,766,038
M.S. Carriers, Inc.*	467,300	15,304,075

		44,310,125

TOTAL EQUITIES
(Cost $465,104,813)		569,426,088

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 8.9%

Cash Equivalents — 2.1%
AT&T**
6.730%	07/19/2001	$ 778,620	$ 778,620
Banc One Bank Note**
6.800%	07/02/2001	257,439	257,439
Bank of America Bank Note**
6.670%	03/22/2001	257,439	257,439
Bank of Montreal Eurodollar Time Deposit**
6.560%	01/05/2001	1,201,382	1,201,382
Credit Agricole Bank Eurodollar Time Deposit**
6.600%	01/05/2001	3,089,267	3,089,267
First Union Bank Note**
6.670%	05/09/2001	257,439	257,439
Fleet National Bank Note**
6.850%	04/30/2001	1,498,908	1,498,908
HypoVereinsbank Eurodollar Time Deposit**
6.650%	01/10/2001	600,691	600,691
Merrimac Money Market Fund**
6.500%	01/02/2001	2,220,741	2,220,741
Morgan Stanley Dean Witter & Co.**
6.650%	09/14/2001	514,878	514,878
Paribas Bank Eurodollar Time Deposit**
6.690%	01/11/2001	1,435,005	1,435,005
Toronto Dominion Eurodollar Time Deposit**
6.720%	01/04/2001	600,691	600,691

			12,712,500

	Principal Amount	Market Value

Repurchase Agreement — 6.8%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/00, 5.18%, due 01/02/2001 (a)	$42,176,674	$ 42,176,674

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		54,889,174

TOTAL INVESTMENTS — 101.6% (Cost $519,993,987)***		624,315,262

Other Assets/ (Liabilities) — (1.6%)		(9,918,443)

NET ASSETS — 100.0%		$614,396,819

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

(a)	Maturity value of $42,200,949. Collateralized by
U.S. Government Agency obligations with rates of
6.500%-7.950%, maturity dates of 05/20/2023-
04/25/2030, and aggregate market value,
including accrued interest, of $44,293,914.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $465,104,813) (Note 2)	$569,426,088
Short-term investments, at amortized cost (Note 2)	54,889,174

Total Investments	624,315,262
Cash	72,598
Receivables from:
Fund shares sold	3,846,168
Interest and dividends	260,624

Total assets	628,494,652

Liabilities:
Payables for:
Investments purchased	223,246
Fund shares repurchased	807,596
Securities on loan (Note 2)	12,712,500
Directors’ fees and expenses (Note 3)	2,878
Affiliates (Note 3):
Investment management fees	280,374
Administration fees	46,560
Service fees	1,592
Accrued expenses and other liabilities	23,087

Total liabilities	14,097,833

Net assets	$614,396,819

Net assets consist of:
Paid-in capital	$516,790,902
Undistributed net investment income	244,395
Distributions in excess of net realized gains on investments	(6,959,753)
Net unrealized appreciation on investments	104,321,275

$614,396,819

Net assets:
Class A	$ 4,092,946

Class L	$ 22,794,723

Class Y	$ 7,443,959

Class S	$580,065,191

Shares outstanding:
Class A	306,405

Class L	1,703,904

Class Y	555,774

Class S	43,193,421

Net asset value, offering price and redemption price per share:
Class A	$ 13.36

Class L	$ 13.38

Class Y	$ 13.39

Class S	$ 13.43

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 2000
Investment income: (Note 2)
Dividends	$ 6,534,267
Interest (including securities lending income of $40,010)	1,598,429

Total investment income	8,132,696

Expenses: (Note 2)
Investment management fees (Note 3)	3,479,499
Custody fees	65,996
Audit and legal fees	23,846
Directors’ fees (Note 3)	8,433

3,577,774
Administration fees (Note 3):
Class A	5,192
Class L	38,898
Class Y	9,443
Class S	491,464
Service fees (Note 3):
Class A	3,880

Total expenses	4,126,651

Net investment income	4,006,045

Realized and unrealized gain (loss):
Net realized gain on investment transactions	60,193,996
Net change in unrealized appreciation (depreciation) on investments	15,645,751

Net realized and unrealized gain	75,839,747

Net increase in net assets resulting from operations	$79,845,792

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 2000	Year ended December 31, 1999
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 4,006,045	$ 6,744,026
Net realized gain on investment transactions	60,193,996	26,505,919
Net change in unrealized appreciation (depreciation) on investments	15,645,751	(30,483,393)

Net increase in net assets resulting from operations	79,845,792	2,766,552

Distributions to shareholders (Note 2):
From net investment income:
Class A	(21,005)	(1,763)
Class L	(130,228)	(16,505)*
Class Y	(46,246)	(48,682)
Class S	(3,771,853)	(6,643,376)

Total distributions from net investment income	(3,969,332)	(6,710,326)

From net realized gains:
Class A	(439,592)	(6,683)
Class L	(2,537,896)	(39,188)*
Class Y	(832,437)	(113,305)
Class S	(66,866,095)	(16,524,157)

Total distributions from net realized gains	(70,676,020)	(16,683,333)

In excess of net realized gains:
Class A	(42,992)	-
Class L	(248,207)	-
Class Y	(81,413)	-
Class S	(6,539,536)	-

Total distributions in excess of net realized gains	(6,912,148)	-

Net fund share transactions (Note 5):
Class A	4,023,642	95,826
Class L	22,486,011	1,675,872 *
Class Y	3,834,490	3,537,934
Class S	(60,721,635)	(21,516,291)

Decrease in net assets from net fund share transactions	(30,377,492)	(16,206,659)

Total decrease in net assets	(32,089,200)	(36,833,766)

Net assets:
Beginning of year	646,486,019	683,319,785

End of year (including undistributed net investment income of $244,395 and $160,077, respectively)	$614,396,819	$646,486,019

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98†
Net asset value, beginning of period	$ 13.56	$ 14.07	$ 17.48

Income (loss) from investment operations:
Net investment income	0.01 ***	0.07 ***	0.03 ***
Net realized and unrealized gain (loss) on investments	1.82	(0.13)	(1.78)

Total income (loss) from investment operations	1.83	(0.06)	(1.75)

Less distributions to shareholders:
From net investment income	(0.08)	(0.09)	(0.12)
From net realized gains	(1.78)	(0.36)	(1.54)
In excess of net realized gains	(0.17)	-	-

Total distributions	(2.03)	(0.45)	(1.66)

Net asset value, end of period	$ 13.36	$ 13.56	$ 14.07

Total Return@	13.68%	(0.36)%	(9.58)%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 4,093	$ 262	$ 174
Net expenses to average daily net assets	1.19%	1.22%	1.30%
Net investment income to average daily net assets	0.07%	0.49%	0.19%
Portfolio turnover rate	61%	34%	31%

	Class L
	Year ended 12/31/00	Period ended 12/31/99+
Net asset value, beginning of period	$ 13.55	$ 13.66

Income (loss) from investment operations:
Net investment income	0.05 ***	0.08 ***
Net realized and unrealized gain (loss) on investments	1.82	0.32

Total income (loss) from investment operations	1.87	0.40

Less distributions to shareholders:
From net investment income	(0.09)	(0.15)
From net realized gains	(1.78)	(0.36)
In excess of net realized gains	(0.17)	-

Total distributions	(2.04)	(0.51)

Net asset value, end of period	$ 13.38	$ 13.55

Total Return@	13.97%	2.97% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$22,795	$ 1,634
Net expenses to average daily net assets	0.94%	0.94% *
Net investment income to average daily net assets	0.34%	0.83% *
Portfolio turnover rate	61%	34% **

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/1998†
Net asset value, beginning of period	$ 13.56	$ 14.06	$ 17.51

Income (loss) from investment operations:
Net investment income	0.08 ***	0.12 ***	0.11 ***
Net realized and unrealized gain (loss) on investments	1.79	(0.11)	(1.81)

Total income (loss) from investment operations	1.87	0.01	(1.70)

Less distributions to shareholders:
From net investment income	(0.09)	(0.15)	(0.21)
From net realized gains	(1.78)	(0.36)	(1.54)
In excess of net realized gains	(0.17)	-	-

Total distributions	(2.04)	(0.51)	(1.75)

Net asset value, end of period	$ 13.39	$ 13.56	$ 14.06

Total Return@	14.02%	0.13%	(9.25)%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 7,444	$ 3,990	$ 568
Net expenses to average daily net assets	0.78%	0.80%	0.85%
Net investment income to average daily net assets	0.54%	0.86%	0.67%
Portfolio turnover rate	61%	34%	31%

	Class S (1)
	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96
Net asset value, beginning of period	$ 13.58	$ 14.06	$ 16.61	$ 13.43	$ 11.44

Income (loss) from investment operations:
Net investment income	0.10 ***	0.14 ***	0.13	0.13	0.31
Net realized and unrealized gain (loss) on investments	1.80	(0.11)	(1.67)	4.73	2.29

Total income (loss) from investment operations	1.90	0.03	(1.54)	4.86	2.60

Less distributions to shareholders:
From net investment income	(0.10)	(0.15)	(0.13)	(0.14)	(0.30)
From net realized gains	(1.78)	(0.36)	(0.88)	(1.54)	(0.31)
In excess of net realized gains	(0.17)	-	-	-	-

Total distributions	(2.05)	(0.51)	(1.01)	(1.68)	(0.61)

Net asset value, end of period	$ 13.43	$ 13.58	$ 14.06	$ 16.61	$ 13.43

Total Return@	14.19%	0.25%	(9.02)%	36.36%	22.82%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$580,065	$640,600	$682,578	$690,378	$456,935
Ratio of expenses to average daily net assets:
Before expense waiver	0.68%	0.67%	0.64%	0.65%	0.65%
After expense waiver #	N/A	N/A	N/A	0.64%	0.61%
Net investment income to average daily net assets	0.68%	1.03%	0.86%	0.89%	2.40%
Portfolio turnover rate	61%	34%	31%	31%	28%

***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Mid Cap Growth Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital
•	invest primarily in a diversified portfolio of equity securities of mid-sized companies (companies with market capitalization in the range of companies included in the S&P Mid Cap 400 Index
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential

How did the Fund perform during 2000?

Our performance reflected the deteriorating environment for growth stocks during the year. For the 12 months ended December 31, 2000, the Fund’s Class S shares returned—7.11%, trailing the 4.27% return of the Russell 2500 Index, a broadly based, unmanaged index of 2500 medium- and small-capitalization common stocks.

What factors contributed to the Fund’s performance?

The growth sector experienced two steep declines during the year. The first occurred in the spring and resulted from a speculative run-up in share prices at the end of 1999 and the beginning of 2000 that took the technology-heavy NASDAQ Composite Index to new all-time highs above the 5000 mark. As valuations reached unsustainably high levels, the Federal Reserve Board continued to increase short-term interest rates. Higher rates typically have a slowing effect on the economy, and slowing growth is particularly bad for growth stocks, which depend on a robust economy to support rapid earnings growth. Although the Fed’s actions did not have an immediate effect on the economy, they helped to burst the speculative bubble in the stock market, sending the NASDAQ to a loss of over 37% in just two months.

The prospect of stabilizing interest rates prompted a rebound in share prices over the summer. By the fall, however, the economy had begun to slow in earnest. Companies across a broad range of sectors revised their earnings forecasts downward, and data on industrial production, retail sales, and other measures of economic activity all pointed to rapidly decelerating growth. Growth stocks responded by plunging in the fourth quarter. The markets firmed a bit toward year-end, as the Fed shifted to an easing bias, setting the stage for lower interest rates. Although mid-cap stocks fared somewhat better than their large-cap counterparts, the entire growth sector was saddled with sizeable losses for the year. The Russell 2500 Growth Index, representing the growth side of the Fund’s benchmark, lost 16.09%.

How was the Fund positioned during the period?

We maintained a substantial exposure to the technology sector in spite of its volatility. However, as the year progressed, we shifted our emphasis away from semiconductor stocks and into software stocks. We feel that the software industry offers more dependable earnings growth and is less subject to cyclical factors. In spite of the extreme volatility, technology stocks accounted for some of the Fund’s best performers during the period. Applied Micro Circuits and SDL were two examples. Our health care holdings also made a positive contribution to performance, as both stock selection and an overweighting were beneficial. We increased our exposure to health care services providers and health technology companies for the stable growth they provide. Biotechnology stocks were strong for a lot of the year, and in that category we concentrated on companies with a strong pipeline of drugs under development. Because earnings growth in the biotechnology industry tends to be somewhat less predictable, however, we trimmed or eliminated many of our biotechnology holdings near the end of the year.

The Fund’s performance was hurt by an underweighting in the financial services sector. We normally underweight this sector because we can find more attractive growth stories elsewhere, but investors’ hunger for stable earnings growth enabled financial stocks to perform well during 2000.
MassMutual Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?

As we head into 2001, we are heartened by the Fed’s apparent willingness to do what is necessary to keep the economy from falling into a recession. Lower interest rates have historically been good for the economy and the stock market. On the other hand, since the slowdown is in its early stages, it might take longer than expected to reverse that trend. We will proceed with a two-pronged approach, including increased exposure to companies offering stable growth while maintaining a healthy emphasis on high-quality, more aggressive growth stories for a possible rebound in those stocks if the Fed’s actions reaccelerate the economy.

MassMutual Mid Cap Growth Equity Fund
Largest Stock Holdings (12/31/00)

Lincare Holdings, Inc.
PerkinElmer, Inc.
Tenet Healthcare Corp.
Concord EFS, Inc.
Powerwave Technologies, Inc.
Health Management Associates Cl. A
CVS Corp.
Mercury Interactive Corp.
Alza Corp.
Waters Corp.

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Mid Cap Growth Equity Fund Class S, Class A, Class Y, Class L and the Russell 2500 Index

MassMutual Mid Cap Growth Equity Fund
Total Return
	One Year 1/1/00-12/31/00	Since Inception Average Annual 5/3/99-12/31/00

Class S	-7.11%	16.75%
Class A	-7.49%	16.26%
Class Y	-7.11%	16.75%
Class L	-7.26%	16.59%

Russell 2500 Index	4.27%	14.18%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Mid Cap Growth Equity Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 97.5%

Advertising — 1.1%
Lamar Advertising Co.*	61,200	$ 2,361,941

Aerospace & Defense — 4.0%
Bombardier, Inc. Cl. B	182,100	2,806,653
Embraer-Empresa Brasileira de Aeronautica SA Sponsored†	62,700	2,492,325
Goodrich (B.F.) Co.	94,100	3,422,887

		8,721,865

Automotive & Parts — 1.0%
Harley-Davidson, Inc.	53,200	2,114,700

Broadcasting, Publishing & Printing — 5.1%
Cablevision Systems Corp. Cl. A*	38,100	3,236,119
Readers Digest Association Cl.A	66,200	2,590,075
Univision Communications, Inc.*	71,900	2,943,406
USA Networks, Inc.*	131,400	2,554,087

		11,323,687

Commercial Services — 10.0%
Apollo Group, Inc. Cl. A*	49,600	2,439,700
Concord EFS, Inc.*	112,350	4,936,378
Critical Path, Inc.*	62,100	1,909,575
Dycom Industries, Inc.*	77,950	2,801,328
PerkinElmer, Inc.	48,300	5,071,500
Quanta Services, Inc.*	92,600	2,980,562
Quest Diagnostics, Inc.*	14,200	2,016,400

		22,155,443

Communications — 12.0%
Andrew Corp.*	110,400	2,401,200
Ciena Corp.*	33,200	2,697,500
Gilat Satellite Networks Limited*	38,800	989,400
IDT Corp.*	72,900	1,485,337
McleodUSA, Inc.*	168,800	2,384,300
Microcell Telecommunications, Inc.*	53,800	1,022,200
Polycom, Inc.*	48,700	1,567,531
Powerwave Technologies, Inc.*	82,400	4,820,400
Scientific-Atlanta, Inc.	74,900	2,438,931
Time Warner Telecom, Inc. Cl. A*	39,400	2,499,437
Titan Corp.*	81,600	1,326,000

	Number of Shares	Market Value

Ulticom, Inc.*	44,900	$ 1,529,406
Viasat, Inc.*	99,000	1,299,375

		26,461,017

Computer Integrated Systems Design — 0.7%
Nuance Communications*	34,500	1,487,812

Computer Programming Services — 1.9%
Mercury Interactive Corp.*	45,600	4,115,400

Computers & Information — 3.7%
Emulex Corp.*	47,900	3,829,006
Extreme Networks*	74,300	2,906,987
International Game Technology*	10,600	508,800
Solectron Corp.*	27,700	939,030

		8,183,823

Data Processing and Preparation — 3.1%
Fiserv, Inc.*	68,000	3,225,750
Homestore.com, Inc.*	50,500	1,016,312
SEI Investments Co.	23,300	2,609,600

		6,851,662

Electric Utilities — 1.6%
Calpine Corp.*	53,200	2,397,325
Southern Energy, Inc.*	43,000	1,217,438

		3,614,763

Electrical Equipment & Electronics — 5.7%
Avanex Corp.*	27,400	1,632,013
Finisar Corp.*	56,700	1,644,300
MIPS Technologies, Inc. Cl. B*	57,900	1,475,547
Power-One, Inc.*	43,800	1,721,888
Qlogic Corp.*	30,900	2,379,300
RF Micro Devices, Inc.*	47,100	1,292,306
SDL, Inc.*	16,800	2,489,550

		12,634,904

Energy — 6.0%
BJ Services Co.*	29,700	2,045,588
Dynegy, Inc.	63,550	3,562,772
Global Marine, Inc.*	88,900	2,522,538
Nabors Industries, Inc.*	47,800	2,827,370
Varco International, Inc.*	100,511	2,186,114

		13,144,382

	Number of Shares	Market Value

Foods — 1.5%
Starbucks Corp.*	75,000	$ 3,318,750

Healthcare — 8.0%
Health Management Associates Cl. A*	225,200	4,672,900
Lincare Holdings, Inc.*	107,100	6,111,394
Oxford Health Plans, Inc.*	48,300	1,907,850
Tenet Healthcare Corp.	113,900	5,061,431

		17,753,575

Information Retrieval Services — 0.9%
Agile Software Corp.*	39,100	1,930,563

Internet Software — 1.7%
Exodus Communications, Inc.*	186,500	3,730,000

Lodging — 0.9%
MGM Grand, Inc.	69,900	1,970,306

Media — 0.9%
Gemstar-TV Guide International, Inc.*	44,608	2,057,544

Medical Supplies — 6.6%
Allergan, Inc.	33,700	3,262,581
Mettler-Toledo International, Inc.*	41,700	2,267,438
St. Jude Medical, Inc.*	44,600	2,740,113
Stryker Corp.	31,700	1,603,703
Thermo Electron Corp.*	24,400	725,900
Waters Corp.*	47,900	3,999,650

		14,599,385

Metals & Mining — 1.7%
Precision Castparts Corp.	87,100	3,663,644

Pharmaceuticals — 6.6%
Alza Corp.*	94,800	4,029,000
Biovail Corp.*	96,500	3,748,060
Celgene Corp.*	10,300	334,750
Forest Laboratories, Inc. Cl. A*	17,200	2,285,450
Idec Pharmaceuticals Corp.*	12,100	2,293,706
Millennium Pharmaceuticals*	31,200	1,930,500

		14,621,466

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Prepackaged Software — 6.3%
Digex, Inc.*	44,800	$ 1,008,000
Electronic Arts, Inc.*	77,600	3,307,700
Internet Security Systems, Inc.*	37,800	2,964,938
Peoplesoft, Inc.*	88,900	3,305,969
Rational Software Corp.*	86,500	3,368,094

		13,954,701

Retail — 3.1%
CVS Corp.	73,600	4,411,400
RadioShack Corp.	58,200	2,491,688

		6,903,088

Telephone Utilities — 3.1%
Mastec, Inc.*	79,700	1,594,000
TeleCorp PCS, Inc. Cl. A*	96,488	2,158,919
Western Wireless Corp. Cl. A*	76,100	2,982,169

		6,735,088

Tobacco — 0.3%
RJ Reynolds Tobacco Holdings, Inc.	12,800	624,000

TOTAL EQUITIES
(Cost $227,106,688)		215,033,509

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 23.2%
Cash Equivalents — 21.8%
AT&T**
6.730%	07/19/2001	$ 974,127	$ 974,127
Banc One Bank Note**
6.800%	07/02/2001	974,127	974,127
Bank of America Bank Note**
6.670%	03/22/2001	974,127	974,127
Bank of Montreal Eurodollar Time Deposit**
6.560%	01/05/2001	4,545,927	4,545,927
Credit Agricole Bank Eurodollar Time Deposit**
6.600%	01/05/2001	11,689,527	11,689,527
First Union Bank Note**
6.670%	05/09/2001	974,127	974,127
Fleet National Bank Note**
6.850%	04/30/2001	1,157,229	1,157,229
HypoVereinsbank Eurodollar Time Deposit**
6.650%	01/10/2001	2,272,964	2,272,964
Merrimac Money Market Fund**
6.500%	01/02/2001	8,903,098	8,903,098
Morgan Stanley Dean Witter & Co.**
6.650%	09/14/2001	1,948,254	1,948,254
Morgan Stanley Dean Witter & Co.**
6.660%	01/16/2001	1,948,254	1,948,254
Paribas Bank Eurodollar Time Deposit**
6.690%	01/11/2001	9,468,309	9,468,309
Toronto Dominion Eurodollar Time Deposit**
6.720%	01/04/2001	2,272,964	2,272,964

			48,103,034

	Principal Amount	Market Value

Repurchase Agreement — 1.4%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/00, 5.18%, due 01/02/2001(a)	$3,014,252	$ 3,014,252

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		51,117,286

TOTAL INVESTMENTS — 120.7%
(Cost $278,223,974) ***		266,150,795

Other Assets/ (Liabilities) — (20.7%)		(45,564,381)

NET ASSETS — 100.0%		$ 220,586,414

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt

(a)
Maturity value of $3,015,987. Collateralized by U.S. Government Agency obligations with a rate of 10.125%, maturity date of 03/25/2014, and aggregate market value, including accrued interest, of $3,164,965.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $227,106,688) (Note 2)	$215,033,509
Short-term investments, at amortized cost (Note 2)	51,117,286

Total Investments	266,150,795
Receivables from:
Investments sold	5,406,720
Fund shares sold	499,897
Interest and dividends	59,088
Investments adviser (Note 3)	6,310

Total assets	272,122,810

Liabilities:
Payables for:
Investments purchased	2,907,753
Fund shares repurchased	333,007
Securities on loan (Note 2)	48,103,034
Directors’ fees and expenses (Note 3)	2,776
Affiliates (Note 3):
Investment management fees	132,011
Administration fees	29,128
Service fees	13,858
Accrued expenses and other liabilities	14,829

Total liabilities	51,536,396

Net assets	$220,586,414

Net assets consist of:
Paid-in capital	$243,695,309
Undistributed net investment loss	(1,259)
Distributions in excess of net realized gains on investments	(11,034,457)
Net unrealized depreciation on investments	(12,073,179)

$220,586,414

Net assets:
Class A	$ 25,239,301

Class L	$ 27,060,662

Class Y	$ 48,079,185

Class S	$120,207,266

Shares outstanding:
Class A	2,164,315

Class L	2,309,555

Class Y	4,092,813

Class S	10,230,041

Net asset value, offering price and redemption price per share:
Class A	$ 11.66

Class L	$ 11.72

Class Y	$ 11.75

Class S	$ 11.75

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 2000
Investment income: (Note 2)
Dividends (net of withholding tax of $1,677)	$ 164,583
Interest (including securities lending income of $34,661)	520,185

Total investment income	684,768

Expenses: (Note 2)
Investment management fees (Note 3)	1,269,118
Custody fees	99,906
Audit and legal fees	7,373
Directors’ fees (Note 3)	6,547

1,382,944
Administration fees (Note 3):
Class A	32,147
Class L	53,463
Class Y	74,854
Class S	92,694
Service fees (Note 3):
Class A	26,136

Total expenses	1,662,238
Expenses reimbursed (Note 3)	(70,615)
Net expenses	1,591,623

Net investment loss	(906,855)

Realized and unrealized gain (loss):
Net realized gain on investment transactions	5,301,868
Net change in unrealized appreciation (depreciation) on investments	(35,037,188)

Net realized and unrealized loss	(29,735,320)

Net decrease in net assets resulting from operations	$(30,642,175)

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 2000	Period ended December 31, 1999*
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (906,855)	$ (126,566)
Net realized gain on investment transactions	5,301,868	5,033,459
Net change in unrealized appreciation (depreciation) on investments	(35,037,188)	22,964,009

Net increase (decrease) in net assets resulting from operations	(30,642,175)	27,870,902

Distributions to shareholders (Note 2):
From net realized gains:
Class A	(1,028,027)	-
Class L	(1,254,478)	-
Class Y	(2,305,181)	-
Class S	(5,621,075)	-

Total distributions from net realized gains	(10,208,761)	-

In excess of net realized gains:
Class A	(1,019,980)	-
Class L	(1,244,660)	-
Class Y	(2,287,140)	-
Class S	(5,577,081)	-

Total distributions in excess of net realized gains	(10,128,861)	-

Tax return of capital:
Class A	(14,595)	-
Class L	(17,811)	-
Class Y	(32,728)	-
Class S	(79,805)	-

Total tax return of capital	(144,939)	-

Net fund share transactions (Note 5):
Class A	30,235,241	517,978
Class L	28,525,570	3,464,583
Class Y	16,509,840	30,694,288
Class S	88,885,337	45,007,411

Increase in net assets from net fund share transactions	164,155,988	79,684,260

Total increase in net assets	113,031,252	107,555,162

Net assets:
Beginning of period	107,555,162	-

End of period (including undistributed net investment loss of $1,259 and $0, respectively)	$220,586,414	$107,555,162

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Year ended 12/31/00		Period ended 12/31/99†		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$ 13.90		$ 10.00		$ 13.93		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.13	)***	(0.07	)***	(0.09	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	(0.84)		3.97		(0.85)		3.98

Total income (loss) from investment operations	(0.97)		3.90		(0.94)		3.93

Less distributions to shareholders:
From net realized gains	(0.63)		-		(0.63)		-
In excess of net realized gains	(0.63)		-		(0.63)		-
Tax return of capital	(0.01)		-		(0.01)		-

Total distributions	(1.27)		-		(1.27)		-

Net asset value, end of period	$ 11.66		$ 13.90		$ 11.72		$ 13.93

Total Return@	(7.49)%		39.00%	**	(7.26)%		39.30%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$25,239		$ 682		$ 27,061		$ 4,642
Ratio of expenses to average daily net assets:
Before expense waiver	1.33%		1.36%	*	1.08%		1.12%	*
After expense waiver #	1.28%		N/A		1.03%		N/A
Net investment loss to average daily net assets	(0.91)%		(0.86)%	*	(0.65)%		(0.63)%	*
Portfolio turnover rate	153%		127%	**	153%		127%	**

	Class Y				Class S
	Year ended 12/31/2000		Period ended 12/31/99†		Year ended 12/31/2000		Period ended 12/31/99†
Net asset value, beginning of period	$ 13.94		$ 10.00		$ 13.94		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.07	)***	(0.04	)***	(0.06	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	(0.85)		3.98		(0.86)		3.96

Total income (loss) from investment operations	(0.92)		3.94		(0.92)		3.94

Less distributions to shareholders:
From net realized gains	(0.63)		-		(0.63)		-
In excess of net realized gains	(0.63)		-		(0.63)		-
Tax return of capital	(0.01)		-		(0.01)		-

Total distributions	(1.27)		-		(1.27)		-

Net asset value, end of period	$ 11.75		$ 13.94		$ 11.75		$ 13.94

Total Return@	(7.11)%		39.40%	**	(7.11)%		39.40%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$48,079		$41,952		$120,207		$60,279
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%		0.98%	*	0.85%		0.89%	*
After expense waiver #	0.88%		N/A		0.81%		N/A
Net investment loss to average daily net assets	(0.50)%		(0.48)%	*	(0.43)%		(0.32)%	*
Portfolio turnover rate	153%		127%	**	153%		127%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000.
@
Employee retirement benefits plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity II Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Mid Cap Growth Equity II Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital
•	invest primarily in a diversified portfolio of equity securities of mid-sized companies (companies with market capitalization in the range of companies included in the S&P Mid Cap 400 Index
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which

—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential

How did the Fund perform during 2000?

From the inception of its sub-advised status on June 1, 2000, through December 31, 2000, the Fund returned 5.10%, trailing the 9.41% return of the S&P’s Mid Cap 400 Index, a market capitalization-weighted, unmanaged index of 400 medium-capitalization common stocks.

What factors affected the Fund’s return?

Mid-cap growth stocks did relatively well in an environment where growth stocks in the large- and small-cap segments were punished by a faltering economy and shrinking earnings. For one thing, mid-cap stocks of all kinds, whether on the growth or value side of the ledger, represented better values than comparable stocks of other capitalizations. Another reason for their relative outperformance was a rotation of money into the mid-cap market by investors who were selling highly valued large-cap stocks. Large-cap fund managers will sometimes trade down into mid-caps when the fundamentals justify it, but they will seldom move into small-cap investments. Finally, many biotechnology stocks fall in the mid-cap range, and biotechnology had a good year in 2000.

With all of these favorable factors, the Fund was able to post a positive return in a year when most other growth funds lost ground. For example, the S&P 500 Index, heavily influenced by large-cap growth stocks, returned -9.10% for the entire year, while the Russell 2000 Growth Index, an indicator of performance in the small-cap growth segment, lost 22.43% over the same period. The NASDAQ Composite Index, mirroring the implosion in the technology sector, posted its worst return ever at -39.2%.

On the other hand, investors’ preference for value over growth hurt the Fund’s performance relative to its benchmark. Reflecting that preference, the S&P Mid Cap Value Index, tracking the performance of those stocks in the benchmark with characteristics common to the value universe, gained 17.89% for the year, while the S&P Mid Cap Growth Index, which is a more appropriate index, had a negative -4.02% return. In addition, the Fund was substantially underweighted relative to its benchmark in the utilities sector, which had a phenomenal year. Utilities are considered a defensive investment and so did well in a period when many other sectors were weak. However, they typically do not offer sufficiently attractive growth prospects to have a large weighting in the Fund. In accordance with its growth mandate, the Fund had heavier weightings in technology and telecommunications than the benchmark did, a decidedly negative influence on relative performance. Finally, stock selection in the retail sector hurt our performance versus the benchmark.

What stocks had the biggest impact on the Fund’s returns?

Teva Pharmaceuticals, a biotechnology holding, rode the wave of optimism surrounding the completed mapping of the human genome and was boosted by a promising product pipeline. AmeriSource Health, mentioned in the last semiannual report, also contributed positively to performance. The company is a wholesaler of pharmaceuticals and medical equipment, and benefited from the ongoing interest in finding ways to contain health care costs. Another strong holding was LynnCare, a provider of outpatient care and medical services. An aging population, strength in health care investments generally, and the election of a Republican president who is unlikely to subject the health care industry to price controls were factors that helped the stock’s performance.

The Fund also benefited from investments in the financial services and energy sectors. Within financial services, we preferred asset managers and brokerage companies for their role in one of the dominant trends of our time—baby boomers saving for their retirement years. Companies in those industries also benefited from active merger and acquisition activity during the period. In energy, we carried a modestly overweighted position and favored primarily exploration and production companies whose stock prices were sensitive to the strength in crude oil and natural gas prices.
MassMutual Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

The most negative contributions to the Fund’s returns were made primarily by technology issues, which had a terrible year in 2000. Examples were DST Systems, Rational Software, and Cadence Design Systems. Two other stocks merit mention, though. Circuit City, mentioned in the last semiannual report, again was a big detractor from performance. The company announced that it would exit the appliance business, leaving it with an inventory glut and fewer opportunities for cross-selling. Furthermore, the process of converting existing stores to the “super store” format necessitated huge outlays of capital. The Fund now owns very little Circuit City stock. Finally, although we exited our position before the company declared bankruptcy, Priceline.com made a noticeable dent in the Fund’s returns.

What is your outlook?

We think that the worst is probably behind us and that most of the negative earnings news has already been factored into stock prices. The Federal Reserve Board’s move to an easing bias on December 19 is a positive factor. Multiple rate cuts by the Fed have historically been good for the economy and the stock market. Furthermore, there is still a valuation gap between mid-cap and large-cap stocks. With the market so value-conscious, we think that the prospects for mid-cap stocks with solid earnings prospects are excellent. We will continue our search for companies capable of providing sustainable earnings growth of at least 25% per year for the next three to five years.

MassMutual Mid Cap Growth Equity II Fund
Largest Stock Holdings (12/31/00)

Reserve Government Portfolio
Waddell & Reed Financial, Inc. Cl. A & B
AmeriSource Health Corp. Cl. A
Concord EFS, Inc.
Lincare Holdings, Inc.
Western Wireless Corporation Cl. A
Affiliated Computer Services, Inc. Cl. A
Waters Corp
King Pharmaceuticals, Inc.
Wellpoint Health Networks

MassMutual Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Mid Cap Growth Equity II Fund Class S, Class A, Class Y, Class L and the S&P Mid Cap 400 Index

MassMutual Mid Cap Growth Equity II Fund
Total Return
Since Inception 6/1/00 - 12/31/00

Class S	5.10%
Class A	4.80%
Class Y	5.10%
Class L	5.00%

S&P Mid Cap 400 Index	9.41%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P Mid Cap 400 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Mid Cap Growth Equity II Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 94.2%

Advertising — 2.4%
Catalina Marketing Corp.*	51,600	$ 2,009,175
Lamar Advertising Co.*	53,500	2,064,768
TMP Worldwide, Inc.*	23,300	1,281,500

		5,355,443

Banking, Savings & Loans — 2.9%
Capital One Financial Corp.	38,400	2,527,200
Heller Financial, Inc.	82,500	2,531,719
North Fork BanCorp.	56,600	1,390,237

		6,449,156

Broadcasting, Publishing & Printing — 1.3%
Charter Communications, Inc. Cl. A*	69,700	1,581,319
COX Radio, Inc. Cl. A*	37,900	855,119
Entercom Communications Corp.*	11,300	389,144

		2,825,582

Building Materials & Construction — 0.5%
Martin Marietta Materials, Inc.	27,900	1,180,170

Commercial Services — 8.3%
Affymetrix, Inc.*	17,200	1,280,325
Concord EFS, Inc.*	101,800	4,472,837
Hertz Corp. Cl. A	31,600	1,078,350
Incyte Pharmaceuticals, Inc.*	24,400	606,950
Iron Mountain, Inc.*	23,700	879,862
Manpower, Inc.	68,000	2,584,000
Republic Services, Inc.*	155,100	2,665,781
Robert Half International, Inc.*	102,000	2,703,000
United Rentals, Inc.*	23,300	313,094
Viad Corp.	70,500	1,621,500

		18,205,699

Communications — 3.6%
Allegiance Telecom, Inc.*	98,400	2,190,935
Crown Castle International Corp.*	66,200	1,791,537
McDATA Corp. Cl. B*	8,600	470,850
McleodUSA, Inc.*	130,700	1,846,137
Rogers Communications, Inc. Cl. B	52,300	889,100
Sonus Networks, Inc.*	25,800	651,450

		7,840,009

	Number of Shares	Market Value

Computer Programming Services — 1.3%
Ciber, Inc.*	29,300	$ 142,837
Macromedia, Inc.*	14,800	899,100
Mercury Interactive Corp.*	16,000	1,444,000
RealNetworks, Inc.*	40,300	350,106

		2,836,043

Computer Related Services — 0.3%
CNET Networks, Inc.*	31,100	497,600
Espeed, Inc. Cl. A*	4,900	76,869

		574,469

Computer Software & Processing — 0.7%
Tech Data Corp.*	55,800	1,509,217

Computers & Information — 0.6%
Jabil Circuit, Inc.*	55,300	1,403,237

Data Processing and Preparation — 3.5%
Affiliated Computer Services, Inc. Cl. A*	61,000	3,701,937
The BISYS Group, Inc.*	36,700	1,912,987
Ceridian Corp.*	53,800	1,072,637
Homestore.com, Inc.*	41,500	835,187
WebMD Corp.*	17,200	136,525

		7,659,273

Electric Utilities — 0.2%
TNPC, Inc.*	52,300	513,194

Electrical Equipment & Electronics — 8.5%
Analog Devices, Inc.*	52,300	2,677,106
Flextronics International Limited*	53,600	1,527,600
Garmin Limited*	19,000	375,250
Kla-Tencor Corp.*	92,400	3,112,725
Lattice Semiconductor Corp.*	120,900	2,221,537
Maxim Integrated Products*	32,900	1,573,031
Molex, Inc. Cl. A	33,150	843,253
Newport Corp.	6,000	471,656
Novellus Systems, Inc.*	24,700	887,656
Qlogic Corp.*	6,000	462,000
Sanmina Corp.*	15,500	1,187,687
SCI Systems, Inc.*	28,000	738,500
Teleflex, Inc.	22,300	985,381
Xilinx, Inc.*	38,300	1,766,587

		18,829,969

	Number of Shares	Market Value

Energy — 6.0%
BJ Services Co.*	34,900	$ 2,403,737
Devon Energy Corp.	54,900	3,347,253
Diamond Offshore Drilling, Inc.	62,800	2,512,000
Ocean Energy, Inc.*	135,900	2,361,263
Tidewater, Inc.	59,300	2,631,438

		13,255,691

Financial Services — 5.1%
E*trade Group, Inc.*	52,300	385,713
Federated Investors, Inc., Cl. B	110,400	3,215,400
Franklin Resources, Inc.	57,300	2,183,130
Waddell & Reed Financial, Inc. Cl. A	66,500	2,502,063
Waddell & Reed Financial, Inc. Cl. B	81,700	3,063,750

		11,350,056

Foods — 0.5%
SYSCO Corp.	34,800	1,044,000

Healthcare — 3.8%
Human Genome Sciences, Inc.*	6,000	415,875
Laboratory Corp. of America Holdings*	2,700	475,200
Lincare Holdings, Inc.*	69,700	3,977,256
WellPoint Health Networks, Inc.*	29,600	3,411,400

		8,279,731

Information Retrieval Services — 0.8%
Nova Corp./Georgia*	83,700	1,668,769

Insurance — 3.5%
ACE Limited	48,800	2,070,950
MGIC Investment Corp.	27,900	1,881,506
Progressive Corp.	4,900	507,763
Protective Life Corp.	41,700	1,344,825
Radian Group, Inc.	24,400	1,831,525

		7,636,569

Internet Software — 0.9%
Exodus Communications, Inc.*	82,300	1,646,000
Vignette Corp.*	19,700	354,600

		2,000,600

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Machinery & Components — 1.8%
Danaher Corp.	29,600	$ 2,023,900
Smith International, Inc.*	25,300	1,886,431

		3,910,331

Manufacturing — 0.7%
Pentair, Inc.	64,500	1,560,094

Manufacturing – Diversified — 0.9%
ITT Industries, Inc.	48,800	1,891,000

Media — 0.3%
Entravision Communications Corp.*	41,800	768,075

Medical Supplies — 5.2%
Allergan, Inc.	21,500	2,081,469
Apogent Technologies, Inc.*	87,700	1,797,850
Cytyc Corp.*	14,600	913,413
Minimed, Inc.*	6,400	269,000
St. Jude Medical, Inc.*	45,300	2,783,119
Waters Corp.*	43,100	3,598,850

		11,443,701

Metals & Mining — 0.2%
Allegheny Technologies, Inc.	34,000	539,750

Pharmaceuticals — 13.5%
Abgenix, Inc.*	12,000	708,750
Alkermes, Inc.*	10,300	323,163
Alpharma, Inc. Cl. A	11,000	482,625
Alza Corp.*	5,500	233,750
AmeriSource Health Corp. Cl. A*	96,400	4,868,200
Cephalon, Inc.*	24,100	1,525,831
Gilead Sciences, Inc.*	29,900	2,479,831
Idec Pharmaceuticals Corp.*	6,900	1,307,981
Invitrogen Corp.*	20,900	1,805,238
King Pharmaceuticals, Inc.*	66,200	3,421,713
Medimmune, Inc.*	35,400	1,688,138
Omnicare, Inc.	153,500	3,319,438
QLT, Inc.*	36,300	1,016,400
Sepracor, Inc.*	19,000	1,522,375
Shire Pharmaceuticals Group PLC Sponsored†	40,000	1,842,500
Teva Pharmaceutical Sponsored†	34,900	2,556,425
Watson Pharmaceutical, Inc.*	11,200	573,300

		29,675,658

	Number of Shares	Market Value

Prepackaged Software — 6.1%
Electronic Arts, Inc.*	41,100	$ 1,751,888
Informatica Corp.*	30,200	1,194,788
Internet Security Systems, Inc.*	24,200	1,898,188
Intuit, Inc.*	47,000	1,853,563
Keane, Inc.*	67,100	654,225
NETIQ Corp.*	25,000	2,184,375
Peregrine Systems, Inc.*	78,400	1,548,400
Sungard Data Systems, Inc.*	47,900	2,257,288
Vitria Technology, Inc.*	27,300	211,575

		13,554,290

Restaurants — 0.7%
Outback Steakhouse, Inc.*	57,500	1,487,813

Retail — 5.7%
Best Buy Co., Inc.*	19,600	579,425
BJ’s Wholesale Club, Inc.*	55,800	2,141,325
Borders Group, Inc.*	40,800	476,850
Circuit City Stores	66,200	761,300
Cons Stores Corp.*	68,000	722,500
Family Dollar Stores, Inc.	115,000	2,465,313
MSC Industrial Direct Co. Cl. A*	41,800	755,013
O’Reilly Automotive, Inc.*	66,200	1,770,850
TJX Companies, Inc.	100,900	2,799,975

		12,472,551

Retail – Grocery — 0.5%
Whole Foods Market, Inc.*	17,400	1,063,575

Retail – Internet — 0.2%
PurchasePro.com, Inc.*	26,700	467,250

Telephone Utilities — 2.3%
Triton PCS Holdings, Inc. Cl. A*	31,900	1,082,606
Western Wireless Corp. Cl. A*	101,100	3,961,856

		5,044,462

	Number of Shares	Market Value

Transportation — 1.4%
C.H. Robinson Worldwide, Inc.	17,100	$ 537,581
Expeditors International of Washington, Inc.	22,100	1,186,494
Galileo International, Inc.	66,200	1,324,000

		3,048,075

TOTAL EQUITIES
(Cost $196,025,194)		207,343,502

MUTUAL FUNDS — 3.3%

Financial Services — 3.3%
Reserve Government Portfolio	7,320,756	7,320,756

TOTAL MUTUAL FUNDS (Cost $7,320,756)		7,320,756

		Principal Amount
SHORT-TERM INVESTMENTS — 20.2%
Cash Equivalents — 17.7%
AT&T**
6.730%	07/19/2001	$1,641,142	1,641,142
Banc One Bank Note**
6.800%	07/02/2001	788,283	788,283
Bank of America Bank Note**
6.670%	03/22/2001	788,281	788,281
Bank of Montreal Eurodollar Time Deposit**
6.560%	01/05/2001	3,678,624	3,678,624
Credit Agricole Bank Eurodollar Time Deposit**
6.600%	01/05/2001	9,459,308	9,459,308
First Union Bank Note**
6.670%	05/09/2001	2,288,286	2,288,286
Fleet National Bank Note**
6.850%	04/30/2001	4,249,173	4,249,173
HypoVereinsbank Eurodollar Time Deposit**
6.650%	01/10/2001	1,839,292	1,839,292
Merrimac Money Market Fund**
6.500%	01/02/2001	5,799,891	5,799,891
Morgan Stanley Dean Witter & Co.**
6.650%	09/14/2001	1,576,553	1,576,553
Morgan Stanley Dean Witter & Co.**
6.660%	01/16/2001	1,058,298	1,058,298
Paribas Bank Eurodollar Time Deposit**
6.690%	01/11/2001	3,919,130	3,919,130
Toronto Dominion Eurodollar Time Deposit**
6.720%	01/04/2001	1,839,308	1,839,308

			38,925,569

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value

Repurchase Agreement — 2.5%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/00, 5.18%, due 01/02/2001(a)	$ 5,572,642	$ 5,572,642

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		44,498,211

TOTAL INVESTMENTS — 117.7%
(Cost $247,844,161)***		259,162,469

Other Assets/
(Liabilities) — (17.7%)		(38,910,530)

NET ASSETS — 100.0%		$220,251,939

Notes to Portfolio of Investments
*	Non-income producing security.

** Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt

(a)
Maturity value of $5,575,849. Collateralized by U.S. Government Agency obligation with a rate of 7.806%, maturity date of 10/25/2022, and aggregate market value, including accrued interest, of $5,854,311.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity II Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $203,345,950) (Note 2)	$214,664,258
Short-term investments, at amortized cost (Note 2)	44,498,211

Total Investments	259,162,469
Receivables from:
Investments sold	39,428
Fund shares sold	1,117,213
Interest and dividends	143,440

Total assets	260,462,550

Liabilities:
Payables for:
Investments purchased	943,407
Fund shares repurchased	148,105
Securities on loan (Note 2)	38,925,569
Directors’ fees and expenses (Note 3)	3,174
Affiliates (Note 3):
Investment management fees	135,749
Administration fees	41,184
Service fees	715
Accrued expenses and other liabilities	12,708

Total liabilities	40,210,611

Net assets	$220,251,939

Net assets consist of:
Paid-in capital	$213,524,982
Undistributed net investment loss	(908)
Accumulated net realized loss on investments	(4,590,443)
Net unrealized appreciation on investments	11,318,308

$220,251,939

Net assets:
Class A	$ 2,860,649

Class L	$126,876,393

Class Y	$ 266,760

Class S	$ 90,248,137

Shares outstanding:
Class A	272,956

Class L	12,085,149

Class Y	25,385

Class S	8,584,479

Net asset value, offering price and redemption price per share:
Class A	$ 10.48

Class L	$ 10.50

Class Y	$ 10.51

Class S	$ 10.51

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Statement of Operations

Period ended December 31, 2000*
Investment income: (Note 2)
Dividends (net of withholding tax of $1,068)	$ 570,478
Interest (including securities lending income of $36,459)	432,725

Total investment income	1,003,203

Expenses: (Note 2)
Investment management fees (Note 3)	861,374
Custody fees	39,395
Audit and legal fees	9,768
Directors’ fees (Note 3)	4,951

915,488
Administration fees (Note 3):
Class A	1,062
Class L	227,716
Class Y	168
Class S	37,330
Service fees (Note 3):
Class A	819

Total expenses	1,182,583

Net investment loss	(179,380)

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(4,590,443)
Net change in unrealized appreciation (depreciation) on investments	11,318,308

Net realized and unrealized gain	6,727,865

Net increase in net assets resulting from operations	$ 6,548,485

* For the period from June 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Period ended December 31, 2000*
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (179,380)
Net realized loss on investment transactions	(4,590,443)
Net change in unrealized appreciation (depreciation) on investments	11,318,308

Net increase in net assets resulting from operations	6,548,485

Net fund share transactions (Note 5):
Class A	2,806,170
Class L	123,212,123
Class Y	261,760
Class S	87,423,401

Increase in net assets from net fund share transactions	213,703,454

Total increase in net assets	220,251,939

Net assets:
Beginning of period	-

End of period (including undistributed net investment loss of $908)	$ 220,251,939

*	For the period from June 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A		Class L		Class Y		Class S
	Period ended 12/31/00†		Period ended 12/31/00†		Period ended 12/31/00†		Period ended 12/31/00†
Net asset value, beginning of period	$ 10.00		$ 10.00		$ 10.00		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.02	)***	(0.00	)#***	(0.00	)#***
Net realized and unrealized gain (loss) on investments	0.50		0.52		0.51		0.51

Total income (loss) from investment operations	0.48		0.50		0.51		0.51

Net asset value, end of period	$ 10.48		$ 10.50		$ 10.51		$ 10.51

Total Return@	4.80%	**	5.00%	**	5.10%	**	5.10%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 2,861		$126,876		$ 267		$90,248
Net expenses to average daily net assets	1.37%	*	1.12%	*	0.97%	*	0.88%	*
Net investment loss to average daily net assets	(0.40)%	*	(0.25)%	*	(0.07)%	*	(0.01)%	*
Portfolio turnover rate	37%	**	37%	**	37%	**	37%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from June 1, 2000 (commencement of operations) through December 31, 2000.
#	Net investment loss is less than $0.01 per share.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total Return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report

Note to shareholders:

The MassMutual Small Cap Growth Equity Fund is managed by two sub-advisors: J.P. Morgan Investment Management and Waddell & Reed Asset Management Company.

What are the investment objectives and policies for the MassMutual Small Cap Growth Equity Fund?

The objective and policies of the Fund are to:

•	achieve long-term capital appreciation

•
invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalization within the range of companies included in the Lipper, Inc. Small Cap Category)

•	utilize a growth-oriented strategy in making investment decisions

•	utilize fundamental analysis to identify companies which

—	are of high investment quality or possess a unique product, market position or operating characteristics

—offer above-average levels of profitability or superior growth potential

How did the Fund perform during 2000?

Reflecting the extreme volatility in growth stocks, the Fund posted a negative return. For the 12 months ended December 31, 2000, the Fund’s Class S shares returned -13.32%, which trailed the -3.02% return recorded by the Russell 2000 Index, an unmanaged index of 2000 medium- and small-capitalization common stocks. However, the Fund soundly beat the -22.43% return of the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe.

What was the investment background during the period?

Growth stocks were out of favor during 2000 after a banner year in 1999. The period started off well enough, as stocks got a boost from massive injections of liquidity into the financial system by the Federal Reserve Board in order to cope with a potential Y2K-related cash run on the banks. Once the danger period for Y2K passed and the Fed began to withdraw that excess liquidity, however, the speculative mania for technology, media, and telecommunications shares came to an abrupt end. Furthermore, the Fed raised short-term interest rates three times during the first half of the year. Higher rates typically result in a slowing economy and more modest earnings growth, which can quickly sink a growth stock whose valuation is already stretched to the limit. In the wake of this monetary tightening and high valuations resulting from excessive speculation, growth stocks experienced a sharp decline from mid-March through the Fed’s final rate hike on May 16.

The growth sector enjoyed a rally over the summer months. However, the focus was on stocks with solid earnings prospects. The speculative frenzy for Internet stocks that drove the market in 1999 and at the beginning of 2000 had vanished. The rally developed for several reasons. For one thing, after the Fed’s 0.50% increase in May, investors were hopeful that interest rates would stabilize. In addition, the economy was still growing at a robust pace in excess of 5%, and it seemed possible to achieve a soft landing without undue damage to earnings growth.

In the final four months of the year, the full force of the Fed’s interest-rate hikes began to hit, and most indicators of economic activity deteriorated markedly. Even worse, companies across a broad range of industries were forced to lower their earnings forecasts for the fourth quarter and beyond, in many cases. Growth stocks across all capitalizations quickly retreated under this pressure, while investors took shelter in value stocks, which usually offer more dependable earnings growth and relatively modest valuations. The discrepancy between value and growth was most evident in the small-cap market. The Russell 2000 Value Index’s outstanding 22.83% return for the year was nearly the mirror image of the Russell 2000 Growth Index’s decline.

Which stocks contributed most positively to the Fund’s performance?

A number of healthcare-related holdings did well. For example, Vertex Pharmaceuticals was boosted because the company had a number of promising drugs at various stages of testing. Two biotechnology holdings, Human Genome Sciences and Incyte Genomics, rode the wave of optimism surrounding the completed mapping of the human genome around mid-year. Cerner, a provider of clinically based health care information systems, revised its projected earnings upward on the strength of large orders from several new customers. Cytyc rose in response to growing endorsement of its new, highly accurate pap smear test by insurance companies and laboratories.

The Fund also had some positive results in the technology sector, primarily as a result of merger and acquisition activity. For instance, E-Tek Dynamics, a maker of semiconductors for the communications industry, was bought by JDS Uniphase, while Concentric Network, a provider of Web-hosting and Internet data centers, was acquired by Nortel Networks. Netegrity also performed well, largely on the strength of its Siteminder software, which enables users to establish secured access to their Web sites.

Which holdings were disappointing?

Many of the worst performers were clustered in the technology and telecommunications sectors. They included Ibasis, a provider of Internet telephony, and Turnstone Systems, a maker of networking hardware that connects local exchange carriers. Concern about overcapacity in telecommunications infrastructure and less favorable profit outlooks led to the demise of these two stocks. Two other names that disappointed were U.S. Networking and RCN. U.S. Networking provides hosted software applications, which some observers have speculated may someday replace applications that are purchased and installed on individual computers. The problem was that consumers were slower to embrace this software than the company anticipated. RCN offers integrated packages of Internet, cable, and telephone service on one bill. The stock fell when an expected buyout of the company failed to materialize.

What is your outlook?

Although the Fed moved to an easing bias on December 19 and seems willing to lower interest rates to stabilize the economy, we believe that growth stocks could see more turbulence over the short term. It will take some time to reverse the slowing trend in the economy, and companies with disappointing earnings will continue to be severely penalized. In this environment, fundamental research will be important, as will attention to valuations. On a relative basis, we are enjoying a period of outperformance for small-cap stocks versus their large-cap peers, and we look for this trend to continue in view of the relatively rich valuations of many large-cap stocks.

MassMutual Small Cap Growth Equity Fund
Largest Stock Holdings 12/31/00

Acxiom Corp.
Getty Images, Inc.
Cerner Corp.
Catalina Marketing Corp.
MSC Industrial Direct Co. Cl. A
Dendrite International, Inc.
Global Industries Limited
Cytyc Corp.
Advanced Fibre Communications, Inc.
Western Wireless Corp. Cl. A

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Small Cap Growth Equity Fund Class S, Class A, Class Y, Class L and the Russell 2000 Index

MassMutual Small Cap Growth Equity Fund
Total Return
	One Year 1/1/00-12/31/00	Since Inception Average Annual 5/3/99-12/31/00

Class S	-13.32%	22.07%
Class A	-13.82%	21.42%
Class Y	-13.44%	21.88%
Class L	-13.54%	21.72%

Russell 2000 Index	-3.02%	8.24%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 79.7%

Advertising — 3.3%
Catalina Marketing Corp.*	75,775	$ 2,950,489
Getty Images, Inc.*	133,825	4,282,400

		7,232,889

Air Transportation — 0.6%
Midwest Express Holdings*	93,000	1,365,938

Apparel, Textiles & Shoes — 1.3%
Abercrombie & Fitch Co. Cl. A*	35,575	711,500
Coach, Inc.*	11,825	339,969
Pacific Sunwear of California*	49,275	1,262,672
Skechers U.S.A., Inc. Cl. A*	17,525	271,637
Vans, Inc.*	17,700	299,794

		2,885,572

Banking, Savings & Loans — 1.9%
City National Corp.	12,825	497,770
Financial Federal Corp.*	98,375	2,348,703
Heller Financial, Inc.	40,625	1,246,680

		4,093,153

Beverages — 1.0%
The Robert Mondavi Corp.*	40,000	2,165,000

Broadcasting, Publishing & Printing — 1.1%
Emmis Communications Corp.*	85,200	2,444,175

Building Materials & Construction — 1.1%
Akorn, Inc.*	50,350	330,422
Cabot Microelectronics Corp.*	41,000	2,129,437

		2,459,859

Chemicals — 2.1%
Albemarle Corp.	29,450	728,887
Eden Bioscience Corp.*	5,300	158,669
Georgia Gulf Corp.	46,250	789,141
Minerals Technologies, Inc.	10,950	374,353
OM Group, Inc.	27,350	1,493,994
Wellman, Inc.	76,200	1,076,325

		4,621,369

	Number of Shares	Market Value

Commercial Services — 5.1%
Diamondcluster International, Inc. Cl. A*	18,625	$ 568,062
Diversa Corp.*	8,875	159,195
Exelixis, Inc.*	10,025	146,616
Gene Logic, Inc.*	78,900	1,449,787
Icos Corp.*	34,700	1,802,231
ITT Educational Services, Inc.*	116,300	2,558,600
Maximus, Inc.*	54,200	1,893,612
MemberWorks, Inc.*	54,400	1,156,000
Neurocrine Biosciences, Inc.*	25,500	844,688
Wireless Facilities, Inc.*	17,175	622,594

		11,201,385

Communications — 3.5%
Advanced Fibre Communications, Inc.*	158,400	2,861,100
Glenayre Technologies, Inc.*	202,100	713,676
Inet Technologies, Inc.*	7,325	296,662
Polycom, Inc.*	9,825	316,242
SBA Communications Corp.*	24,690	1,013,833
Tekelec*	74,800	2,244,000
Telecommunication Systems, Inc. Cl. A*	11,620	39,218
Turnstone Systems, Inc.*	31,225	232,236
US Wireless Corp.*	20,550	89,906

		7,806,873

Computer and Data Processing Services — 0.3%
Saba Software, Inc.*	45,800	721,350

Computer Integrated Systems Design — 2.3%
Clarent Corp.*	9,100	102,944
Digital Insight Corp.*	138,900	2,508,881
Eclipsys Corp.*	14,875	364,437
Nuance Communications*	17,400	750,375
Optimal Robotics Corp.*	16,625	557,977
SafeNet, Inc.*	16,400	770,800

		5,055,414

Computer Programming Services — 1.9%
Mercury Interactive Corp.*	15,300	1,380,825
Metasolv Software, Inc.*	21,650	197,556
Netegrity, Inc.*	33,062	1,797,746
Niku Corp.*	107,506	786,138

		4,162,265

	Number of Shares	Market Value

Computer Related Services — 3.6%
Acxiom Corp.*	112,100	$ 4,364,894
Checkfree Corp.*	58,150	2,471,375
Corillian Corp.*	28,625	343,500
Espeed, Inc. Cl. A*	42,425	665,542

		7,845,311

Computer Software & Processing — 1.7%
Allscripts, Inc.*	227,200	2,122,911
Certicom Corp.*	62,025	1,263,759
Pinnacle Systems, Inc.*	37,800	278,775

		3,665,445

Computers & Information — 0.7%
C-Cube Microsystems, Inc.*	66,575	819,705
M-Systems Flash Disk Pioneers*	52,675	734,158

		1,553,863

Data Processing and Preparation — 1.8%
Factset Research Systems, Inc.	43,300	1,605,131
Fiserv, Inc.*	38,100	1,807,369
Probusiness Services, Inc.*	23,100	613,594

		4,026,094

Electric Utilities — 0.7%
Orion Power Holdings, Inc.*	59,100	1,455,337

Electrical Equipment & Electronics — 6.1%
Active Power, Inc.*	19,315	423,723
Alliance Fiber Optic Products, Inc.*	2,900	17,400
Anaren Microwave, Inc.*	15,450	1,038,047
August Technology Corp.*	31,425	406,561
AXT, Inc.*	16,225	536,439
Caliper Technologies Corp, NMS*	8,850	415,950
Capstone Turbine Corp.*	11,900	333,200
Credence Systems Corp.*	14,200	326,600
DDi Corp.*	5,575	151,919
Exar Corp.*	47,300	1,465,562
Garmin Limited*	13,575	268,106
Gentex Corp.*	119,600	2,227,550
HI/FN, Inc.*	30,375	835,312
JNI Corp.*	12,000	272,250
Oplink Communications, Inc.*	35,425	639,864

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Rambus, Inc.*	20,800	$ 751,400
Silicon Image, Inc.*	75,100	408,356
Visx, Inc.*	158,800	1,657,475
Wilson Greatbatch Technologies, Inc.*	45,820	1,294,415

		13,470,129

Energy — 4.5%
Core Laboratories NV*	47,300	1,291,881
Global Industries Limited*	212,200	2,904,487
Global Marine, Inc.*	24,375	691,641
National-Oilwell, Inc.*	53,275	2,061,077
Spinnaker Exploration Co.*	58,075	2,468,187
Westport Resources Corp.*	21,275	466,720

		9,883,993

Entertainment & Leisure — 1.0%
American Classic Voyages Co.*	33,925	474,950
Anchor Gaming*	27,175	1,059,825
Meade Instruments Corp.*	28,400	186,375
WMS Industries, Inc.*	25,075	504,634

		2,225,784

Financial Services — 0.9%
Allied Capital Corp.	50,875	1,062,016
Ameritrade Holding Corp. Cl. A*	72,475	507,325
Southwest Securities Group	15,400	398,475

		1,967,816

Foods — 1.4%
American Italian Pasta Co. Cl. A*	85,300	2,287,106
Keebler Foods Co.	18,275	757,270

		3,044,376

Healthcare — 2.4%
Accredo Health, Inc.*	16,225	814,292
Apria Healthcare Group, Inc.*	63,700	1,895,075
Hooper Holmes, Inc.	45,800	506,548
Human Genome Sciences, Inc.*	28,900	2,003,131
Specialty Laboratories*	1,875	62,109

		5,281,155

Industrial – Diversified — 0.3%
GenTek, Inc.	44,475	733,837

	Number of Shares	Market Value

Industrial Materials — 0.3%
Symyx Technologies, Inc.*	19,600	$ 705,600

Information Retrieval Services — 0.9%
Agile Software Corp.*	27,975	1,381,266
go.com*	143,200	617,550

		1,998,816

Internet Software — 1.2%
Digitalthink, Inc.*	47,200	805,350
SmartForce PLC*†	46,700	1,754,169

		2,559,519

Machinery & Components — 0.9%
Cooper Cameron Corp.*	10,825	715,127
Lam Research Corp.*	79,800	1,157,100

		1,872,227

Medical Supplies — 2.8%
Aclara BioSciences, Inc.*	121,400	1,320,225
Bruker Daltonics, Inc.*	7,790	183,552
Cyberonics, Inc.*	28,100	653,325
Cytyc Corp.*	46,300	2,896,644
Harvard Bioscience, Inc.*	8,175	80,728
Packard BioScience Co.*	50,700	589,388
Physiometrix, Inc.*	12,825	204,398
STAAR Surgical Co.*	27,050	339,816

		6,268,076

Metals & Mining — 0.1%
Gulf Island Fabrication, Inc.*	9,425	171,417

Pharmaceuticals — 7.9%
3-Dimensional Pharmaceuticals, Inc.*	7,815	115,760
Abgenix, Inc.*	30,840	1,821,488
Adolor Corp.*	5,775	127,050
Arena Pharmaceuticals, Inc.*	5,725	88,738
Bindley Western Industries, Inc.	22,350	928,922
Charles River Laboratories International, Inc.*	26,600	728,175
Ciphergen Biosystems, Inc.*	3,395	44,984
COR Therapeutics, Inc.*	11,025	387,942
Deltagen, Inc.*	20,800	217,100
Durect Corp.*	4,075	48,900
Enzon, Inc.*	25,925	1,608,970
Gilead Sciences, Inc.*	22,850	1,895,122
Immunogen, Inc.*	6,700	143,631
Inhale Therapeutic Systems, Inc.*	10,966	553,783

	Number of Shares	Market Value

Isis Pharmaceuticals, Inc.*	21,275	$ 226,047
Ligand Pharmaceuticals, Inc. Cl. B*	94,275	1,319,850
Maxygen, Inc.*	7,500	183,750
Medarex, Inc.*	16,100	656,075
Medichem Life Sciences, Inc.*	12,200	56,425
Molecular Devices Corp.*	13,550	927,328
Omnicare, Inc.	42,675	922,847
OSI Pharmaceuticals, Inc.*	3,550	284,444
Pharmacyclics, Inc.*	40,800	1,397,400
Pozen, Inc.*	16,132	294,409
Priority Healthcare Corp. Cl. B*	7,750	316,297
Transgenomic, Inc.*	13,400	140,700
Vertex Pharmaceuticals, Inc.*	28,050	2,005,575

		17,441,712

Photography Equipment/Supplies — 0.0%
Lexar Media, Inc.*	25,200	23,625

Prepackaged Software — 9.3%
Apropos Technology, Inc.*	28,350	201,994
Aspen Technology, Inc.*	19,750	656,688
Cerner Corp.*	65,500	3,029,375
Citrix Systems, Inc.*	34,100	767,250
Dendrite International, Inc.*	130,000	2,908,750
E. Piphany, Inc.*	12,950	698,491
Informatica Corp.*	39,900	1,578,544
Internet Security Systems, Inc.*	22,525	1,766,805
Interwoven, Inc.*	8,700	573,656
Otg Software, Inc.*	72,900	1,176,650
Peregrine Systems, Inc.*	58,650	1,158,338
Precise Software Solutions Limited*	4,425	109,519
Quest Software, Inc.*	28,325	794,870
Retek, Inc.*	30,675	747,703
Seebeyond Technology Corp.*	19,975	204,744
SynQuest, Inc.*	16,175	119,291
Transaction Systems Architects Cl. A*	157,600	1,822,250
Tumbleweed Communications Corp.*	45,730	782,413
WebTrends Corp.*	36,750	1,063,453
Witness Systems, Inc.*	27,550	371,925

		20,532,709

Restaurants — 0.1%
California Pizza Kitchen, Inc.*	4,425	125,006

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Retail — 3.0%
BJ’s Wholesale Club, Inc.*	17,650	$ 677,319
Cost Plus, Inc.*	25,262	742,071
Kenneth Cole Productions Cl. A*	8,750	352,188
MSC Industrial Direct Co. Cl. A*	162,100	2,927,931
O’Reilly Automotive, Inc.*	69,000	1,845,750

		6,545,259

Telephone Utilities — 2.6%
Boston Communications Group*	4,350	121,256
Flag Telecom Holdings Limited*	3,800	23,750
Illuminet Holdings, Inc.*	101,100	2,318,981
RCN Corp.*	93,700	591,481
Western Wireless Corp. Cl. A*	68,300	2,676,506

		5,731,974

TOTAL EQUITIES
(Cost $196,727,338)		175,344,322

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 21.7%

Cash Equivalents — 12.4%
AT&T**
6.730%	07/19/2001	$ 203,857	$ 203,857
Banc One Bank Note**
6.800%	07/02/2001	554,882	554,882
Bank of America Bank Note**
6.670%	03/22/2001	554,882	554,882
Bank of Montreal Eurodollar Time Deposit**
6.560%	01/05/2001	2,589,450	2,589,450
Credit Agricole Bank Eurodollar Time Deposit**
6.600%	01/05/2001	6,658,588	6,658,588
First Union Bank Note**
6.670%	05/09/2001	554,882	554,882
Fleet National Bank Note**
6.850%	04/30/2001	1,686,044	1,686,044
HypoVereinsbank Eurodollar Time Deposit**
6.650%	01/10/2001	1,294,725	1,294,725
Merrimac Money Market Fund**
6.500%	01/02/2001	3,086,576	3,086,576
Morgan Stanley Dean Witter & Co.**
6.650%	09/14/2001	1,109,765	1,109,765
Morgan Stanley Dean Witter & Co.**
6.660%	01/16/2001	807,972	807,972
Paribas Bank Eurodollar Time Deposit**
6.690%	01/11/2001	7,004,098	7,004,098
Toronto Dominion Eurodollar Time Deposit**
6.720%	01/04/2001	1,294,725	1,294,725

			27,400,446

	Principal Amount	Market Value

Repurchase Agreement — 9.3%
Investors Bank & Trust Company Repurchase Agreement,
dated 12/29/00, 5.18%, due 01/02/2001 (a)	$20,377,016	$ 20,377,016

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		47,777,462

TOTAL INVESTMENTS — 101.4%
(Cost $244,504,800) ***		223,121,784

Other Assets/ (Liabilities) — (1.4%)		(3,036,329)

NET ASSETS — 100.0%		$220,085,455

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt

(a)
Maturity value of $20,388,744. Collateralized by U.S. Government Agency obligations with rates of 5.200% - 7.750%, maturity dates of 02/15/2008 - 05/15/2023, and aggregate market value, including accrued interest, of $21,395,871.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $196,727,338) (Note 2)	$175,344,322
Short-term investments, at amortized cost (Note 2)	47,777,462

Total Investments	223,121,784
Cash	22,949,533
Receivables from:
Investments sold	1,191,057
Fund shares sold	868,913
Interest and dividends	149,787

Total assets	248,281,074

Liabilities:
Payables for:
Investments purchased	104,595
Fund shares repurchased	469,911
Securities on loan (Note 2)	27,400,446
Directors’ fees and expenses (Note 3)	2,828
Affiliates (Note 3):
Investment management fees	146,687
Administration fees	33,329
Service fees	8,883
Accrued expenses and other liabilities	28,940

Total liabilities	28,195,619

Net assets	$220,085,455

Net assets consist of:
Paid-in capital	$246,087,860
Distributions in excess of net investment income	(1,259)
Distributions in excess of net realized gains on investments	(4,618,130)
Net unrealized depreciation on investments	(21,383,016)

$220,085,455

Net assets:
Class A	$ 15,854,077

Class L	$ 20,999,623

Class Y	$ 35,864,042

Class S	$147,367,713

Shares outstanding:
Class A	1,185,577

Class L	1,565,959

Class Y	2,669,750

Class S	10,958,587

Net asset value, offering price and redemption price per share:
Class A	$ 13.37

Class L	$ 13.41

Class Y	$ 13.43

Class S	$ 13.45

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 2000
Investment income: (Note 2)
Dividends	$ 228,984
Interest (including securities lending income of $157,449)	2,412,433

Total investment income	2,641,417

Expenses: (Note 2)
Investment management fees (Note 3)	1,773,295
Custody fees	103,023
Audit and legal fees	9,190
Directors’ fees (Note 3)	6,605

1,892,113
Administration fees (Note 3):
Class A	36,247
Class L	54,889
Class Y	89,019
Class S	187,202
Service fees (Note 3):
Class A	22,238

Total expenses	2,281,708
Expenses reimbursed (Note 3)	(59,059)
Net expenses	2,222,649

Net investment income	418,768

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(4,314,137)
Net change in unrealized appreciation (depreciation) on investments	(44,759,810)

Net realized and unrealized loss	(49,073,947)

Net decrease in net assets resulting from operations	$(48,655,179)

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 2000	Period ended December 31, 1999*
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 418,768	$ 53,797
Net realized gain (loss) on investment transactions	(4,314,137)	6,075,827
Net change in unrealized appreciation (depreciation) on investments	(44,759,810)	23,376,794

Net increase (decrease) in net assets resulting from operations	(48,655,179)	23,506,418

Distributions to shareholders (Note 2):
From net investment income:
Class A	(1,372)	-
Class L	(18,636)	(437)
Class Y	(44,897)	(6,008)
Class S	(353,863)	(47,352)

Total distributions from net investment income	(418,768)	(53,797)

In excess of net investment income:
Class A	(4)	-
Class L	(56)	(34)
Class Y	(135)	(463)
Class S	(1,064)	(3,652)

Total distributions in excess of net investment income	(1,259)	(4,149)

Tax return of capital:
Class A	(57)	-
Class L	(780)	-
Class Y	(1,880)	-
Class S	(14,815)	-

Total tax return of capital	(17,532)	-

From net realized gains:
Class A	(32,706)	(18,351)
Class L	(51,138)	(22,915)
Class Y	(95,663)	(116,771)
Class S	(447,006)	(972,991)

Total distributions from net realized gains	(626,513)	(1,131,028)

In excess of net realized gains:
Class A	(241,085)	-
Class L	(376,945)	-
Class Y	(705,145)	-
Class S	(3,294,955)	-

Total distributions in excess of net realized gains	(4,618,130)	-

Net fund share transactions (Note 5):
Class A	16,876,476	1,305,965
Class L	22,832,520	1,687,697
Class Y	33,108,569	10,436,617
Class S	92,742,755	67,114,793

Increase in net assets from net fund share transactions	165,560,320	80,545,072

Total increase in net assets	111,222,939	108,862,516

Net assets:
Beginning of period	108,862,516	-

End of period (including distributions in excess net investment income of $1,259 and $0, respectively)	$220,085,455	$108,862,516

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Year ended 12/31/00		Period ended 12/31/99†		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$ 15.86		$ 10.00		$ 15.88		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.03	)***	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	(2.08)		6.06		(2.08)		6.06

Total income (loss) from investment operations	(2.12)		6.03		(2.09)		6.05

Less distributions to shareholders:
From net investment income	(0.00	)****	-		(0.01)		(0.00	)****
In excess of net investment income	(0.00	)****	-		(0.00	)****	(0.00	)****
Tax return of capital	(0.00	)****	-		(0.00	)****	-
From net realized gains	(0.04)		(0.17)		(0.04)		(0.17)
In excess of net realized gains	(0.33)		-		(0.33)		-

Total distributions	(0.37)		(0.17)		(0.38)		(0.17)

Net asset value, end of period	$ 13.37		$ 15.86		$ 13.41		$ 15.88

Total Return@	(13.82)%		60.42%	**	(13.54)%		60.55%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 15,854		$ 1,742		$ 21,000		$ 2,198
Ratio of expenses to average daily net assets:
Before expense waiver	1.53%		1.79%	*	1.28%		1.52%	*
After expense waiver #	1.50%		N/A		1.25%		N/A
Net investment loss to average daily net assets	(0.28)%		(0.39)%	*	(0.03)%		(0.12)%	*
Portfolio turnover rate	97%		68%	**	97%		68%	**

	Class Y				Class S
	Year ended 12/31/00		Period ended 12/31/99†		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$ 15.90		$ 10.00		$ 15.91		$ 10.00

Income (loss) from investment operations:
Net investment income	0.02	***	0.01	***	0.04	***	0.02	***
Net realized and unrealized gain (loss) on investments	(2.10)		6.07		(2.10)		6.07

Total income (loss) from investment operations	(2.08)		6.08		(2.06)		6.09

Less distributions to shareholders:
From net investment income	(0.02)		(0.01)		(0.03)		(0.01)
In excess of net investment income	(0.00	)****	(0.00	)****	(0.00	)****	(0.00	)****
Tax return of capital	(0.00	)****	-		(0.00	)****	-
From net realized gains	(0.04)		(0.17)		(0.04)		(0.17)
In excess of net realized gains	(0.33)		-		(0.33)		-

Total distributions	(0.39)		(0.18)		(0.40)		(0.18)

Net asset value, end of period	$ 13.43		$ 15.90		$ 13.45		$ 15.91

Total Return@	(13.44)%		60.71%	**	(13.32)%		60.91%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 35,864		$12,667		$147,368		$92,254
Ratio of expenses to average daily net assets:
Before expense waiver	1.13%		1.31%	*	0.99%		1.19%	*
After expense waiver #	1.10%		N/A		0.97%		N/A
Net investment income to average daily net assets	0.11%		0.14%	*	0.26%		0.19%	*
Portfolio turnover rate	97%		68%	**	97%		68%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions from net investment income/in excess of net investment income and tax return of capital is less than $0.01 per share.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Growth Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Emerging Growth Fund?

The objective and policies of the Fund are to:
•	achieve capital appreciation
•	invest primarily in a diversified portfolio of equity securities of smaller, emerging growth companies
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which

—are of high investment quality or possess a unique product, market position or operating characteristics
—offer above-average levels of profitability or superior growth potential

How did the Fund perform during 2000?

Growth stocks in all segments of the market dropped significantly in 2000. Since inception on May 1, 2000, the Fund’s Class S shares returned -26.70%, compared with -3.64% for the Russell 2000 Index, an unmanaged index of 2000 medium- and small-capitalization common stocks. Meanwhile, the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe, returned -21.05% for the same period, and posted its steepest decline over a single calendar year since that benchmark’s inception in 1979. The NASDAQ Composite Index also logged a -36.01% return for the period, experiencing a decline of record proportions in its worst year since its inception in 1971.

What factors influenced the Fund’s performance?

Because of its May inception date, the Fund avoided most of the sharp decline in growth stocks that occurred from mid-March through mid-May. Over the summer months, the markets cooperated moderately well, buoyed by the hope that the Federal Reserve Board was finished raising short-term interest rates and the possibility that a softening economy would not be overly detrimental to earnings growth. However, the third quarter ended with a stiff sell-off, a harbinger of things to come.

The fourth quarter was even worse, as a rash of earnings warnings combined with rapidly deteriorating economic data to punish growth stocks across all capitalizations. The main beneficiaries of this turn of events were value stocks, which managed positive returns in the fourth quarter, as investors flocked to them in search of dependable earnings growth and modest valuations. In December, amid the Federal Reserve Board’ s move to an easing bias, small-cap growth stocks had a mild bounce, but it was not enough to repair much of the damage inflicted during October and November.

How did you position the Fund during the period?

We continued to overweight the technology sector relative to our benchmark but scaled back our technology exposure somewhat during that last four months of the year. Our emphasis for most of 2000 was on software rather than hardware—both for valuation reasons and because we anticipate that Fortune 1000 companies will continue to spend aggressively on software to facilitate their Web-based initiatives. Another strategic move was to increase the Fund’s weighting in the health care sector. For the first time in several years, the sector appeared to have some momentum behind it, perhaps due in part to more favorable Medicare reimbursement policies. In addition, the excitement surrounding the complete mapping of the human genome helped many stocks in the biotechnology group, at least until the fourth quarter. Finally, many health care stocks, especially those of services companies, are commonly seen as defensive, offering relatively dependable earnings growth in difficult economic environments.

MassMutual Emerging Growth Fund – Portfolio Manager Report (Continued)

Which stocks most significantly affected performance?

Health Management Associates and Province Health Care, two hospital management companies that operate hospital and health care units in primarily rural locations, made positive contributions to performance. Both companies benefited from increased occupancy rates and more efficient operating structures. NetIQ was a bright spot in the software space. The company signed a licensing agreement with Microsoft that is expected to add approximately $175 million in revenue over the next few years.

On the downside, biotechnology stocks Abgenix and Medarex detracted from performance, as did many of our holdings in software, telecommunications services, and wireless communications. Although we continued to like the business models and execution strategies of many of these companies, they were vulnerable to earnings deceleration in the short term.

What is your outlook?

In times like these, it’s essential to look beyond the performance of one calendar year. While emerging growth stocks had a difficult year in 2000, the losses sustained this year did not even begin to offset the outsized gains in the previous two years, as measured by the Robertson Stephens Emerging Growth Composite, which tracks the performance of stocks in the emerging growth sector. Thus, although we may see more volatility over the short term, we are optimistic about the long-term prospects for the Fund once the economy stabilizes.

MassMutual Emerging Growth Fund
Largest Stock Holdings (12/31/00)

NETIQ Corp.
Cytyc Corp.
Macrovision Corp.
Accredo Health, Inc.
American Tower Corp. Cl. A
Sunrise Assisted Living, Inc.
Province Healthcare Co.
Four Seasons Hotels, Inc.
Waddell & Reed Financial, Inc. Cl. A
Abgenix, Inc.

MassMutual Emerging Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Emerging Growth Fund Class S, Class A, Class Y, Class L and the Russell 2000 Index

MassMutual Emerging Growth Fund
Total Return
Since Inception 5/1/00 - 12/31/00

Class S	-26.70%
Class A	-26.80%
Class Y	-26.70%
Class L	-26.70%

Russell 2000 Index	-3.64%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Emerging Growth Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 96.7%

Advertising — 2.1%
Catalina Marketing Corp.*	11,800	$ 459,462
Lamar Advertising Co.*	25,800	995,720
Ventiv Health, Inc.*	18,200	228,637

		1,683,819

Air Transportation — 0.5%
Atlas Air, Inc.*	11,500	375,187

Apparel, Textiles & Shoes — 0.8%
Factory 2-U Stores, Inc.*	19,000	629,375

Banking, Savings & Loans — 0.8%
Financial Federal Corp.*	26,900	642,237

Broadcasting, Publishing & Printing — 3.9%
Citadel Communications Corp.*	34,600	415,200
COX Radio, Inc. Cl. A*	52,900	1,193,556
Entercom Communications Corp.*	20,400	702,525
Hispanic Broadcasting Corp.*	27,400	698,700
Spanish Broadcasting System, Inc. Cl. A*	25,600	128,000

		3,137,981

Chemicals — 1.8%
SurModics, Inc.*	39,800	1,465,137

Commercial Services — 5.1%
Forrester Research, Inc.*	11,300	565,706
GoTo.com, Inc.*	120,400	880,425
MemberWorks, Inc.*	39,200	833,000
Professional Detailing, Inc.*	11,100	1,173,998
Resources Connection, Inc.*	2,000	38,000
Teletech Holdings, Inc.*	18,800	345,450
Wireless Facilities, Inc.*	5,600	203,000

		4,039,579

Communications — 10.2%
Allegiance Telecom, Inc.*	19,200	427,500
American Tower Corp. Cl. A*	57,400	2,174,025
Leap Wireless International, Inc.*	10,100	252,500
LifeMinders, Inc.*	19,900	69,650

	Number of Shares	Market Value

MCK Communications, Inc.*	98,000	$ 826,875
McleodUSA, Inc.*	48,400	683,650
Metawave Communications Corp.*	83,100	758,287
Metro One Telecommunications*	35,800	895,000
Netro Corp.*	14,800	102,675
Powerwave Technologies, Inc.*	11,500	672,750
Research In Motion Limited*	9,000	720,000
Winstar Communications, Inc.*	14,600	170,637
XO Communications, Inc. Cl. A*	24,672	439,470

		8,193,019

Computer and Data Processing Services — 1.6%
Hall Kinion & Associates, Inc.*	31,100	625,887
Saba Software, Inc.*	41,900	659,925

		1,285,812

Computer Integrated Systems Design — 0.9%
National Instruments Corp.*	15,100	733,294

Computer Programming Services — 1.6%
Business Objects SA Sponsored*†	10,100	571,912
C-bridge Internet Solutions, Inc.*	56,300	219,925
Netegrity, Inc.*	6,200	337,125
Predictive Systems, Inc.*	15,700	112,354

		1,241,316

Computer Related Services — 0.6%
Espeed, Inc. Cl. A*	31,250	490,234

Computers & Information — 0.0%
Lantronix, Inc.*	4,100	26,137

Data Processing and Preparation — 0.9%
Homestore.com, Inc.*	35,400	712,425

Electrical Equipment & Electronics — 4.9%
Exar Corp.*	20,700	641,377
OAK Technology, Inc.*	47,300	410,919
PLX Technology, Inc.*	28,800	239,400
Power Integrations, Inc.*	38,300	440,450
SIPEX Corp.*	28,600	684,612

	Number of Shares	Market Value

Stanford Microdevices, Inc.*	9,200	$ 331,200
Triquint Semiconductor, Inc.*	8,100	353,869
Virata Corp.*	56,300	612,262
Visx, Inc.*	23,500	245,281

		3,959,370

Entertainment & Leisure — 3.5%
Direct Focus, Inc.*	7,300	245,006
Macrovision Corp.*	35,000	2,590,546

		2,835,552

Financial Services — 4.6%
Investment Technology Group, Inc.*	27,200	1,135,600
Knight Trading Group, Inc.*	16,000	223,000
NextCard, Inc.*	58,200	465,600
Pinnacle Holdings, Inc.*	23,100	209,344
Waddell & Reed Financial, Inc. Cl. A	42,800	1,610,350

		3,643,894

Forest Products & Paper — 0.8%
School Specialty, Inc.*	32,500	652,031

Healthcare — 9.7%
Accredo Health, Inc.*	44,800	2,248,400
Community Health Systems, Inc.*	11,500	402,500
Health Management Associates Cl. A*	26,900	558,175
Province Healthcare Co.*	50,350	1,982,531
Specialty Laboratories*	550	18,219
Sunrise Assisted Living, Inc.*	80,100	2,002,500
Syncor International Corp.*	15,700	571,088

		7,783,413

Information Retrieval Services — 0.4%
Multex.com, Inc.*	21,000	278,250

Internet Software — 2.2%
Firepond, Inc.*	43,700	412,419
Selectica, Inc.*	9,000	217,688
Webmethods, Inc.*	12,600	1,120,613

		1,750,720

Lodging — 2.1%
Four Seasons Hotels, Inc.	25,800	1,641,525

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Medical Supplies — 8.9%
Aerogen, Inc.*	2,100	$ 22,313
Cytyc Corp.*	49,800	3,115,613
Invacare Corp.	22,100	756,925
Oakley, Inc.*	71,700	967,950
Resmed, Inc.*	9,800	390,775
Respironics, Inc.*	41,400	1,179,900
Thoratec Laboratories Corp.*	50,000	550,000
Vascular Solutions, Inc.*	23,200	171,100

		7,154,576

Pharmaceuticals — 11.8%
Abgenix, Inc.*	27,200	1,606,500
Albany Molecular Research, Inc.*	7,800	480,675
Andrx Group*	5,300	306,738
Aurora Biosciences Corp.*	17,600	553,300
Bindley Western Industries, Inc.	27,700	1,151,281
Charles River Laboratories International, Inc.*	9,000	246,375
COR Therapeutics, Inc.*	17,600	619,300
Inhale Therapeutic Systems, Inc.*	11,500	580,750
Medarex, Inc.*	33,300	1,356,975
Molecular Devices Corp.*	6,900	472,219
Praecis Pharmaceuticals, Inc.*	14,100	412,425
Priority Healthcare Corp. Cl. B*	23,500	959,094
Protein Design Labs, Inc.*	7,800	677,625

		9,423,257

Prepackaged Software — 13.1%
Actuate Software Corp.*	35,000	669,375
Digex, Inc.*	47,700	1,073,250
Informatica Corp.*	19,300	763,556
Interactive Intelligence, Inc.*	15,400	371,525
NETIQ Corp.*	58,800	5,137,650
Packeteer, Inc.*	19,600	242,550
Proxicom, Inc.*	70,000	288,750
Quest Software, Inc.*	11,800	331,138
Retek, Inc.*	38,100	928,688
Tibco Software, Inc.*	14,600	699,888

		10,506,370

Retail — 1.1%
99 Cents Only Stores*	12,900	353,138
Dollar Tree Stores, Inc.*	21,000	514,500

		867,638

	Number of Shares	Market Value

Telephone Utilities — 1.3%
Triton PCS Holdings, Inc. Cl. A*	12,000	$ 407,250
WebLink Wireless, Inc.*	16,200	55,688
West Teleservices Corp.*	20,600	579,375

		1,042,313

Transportation — 1.5%
Forward Air Corp.*	31,500	1,175,344

TOTAL EQUITIES
(Cost $93,182,164)		77,369,805

		Principal Amount

SHORT-TERM INVESTMENTS — 32.9%
Cash Equivalents — 24.8%
AT&T**
6.730%	07/19/2001	$ 923,020	923,020
Banc One Bank Note**
6.800%	07/02/2001	401,863	401,863
Bank of America Bank Note**
6.670%	03/22/2001	401,863	401,863
Bank of Montreal Eurodollar Time Deposit**
6.560%	01/05/2001	1,875,362	1,875,362
Credit Agricole Bank Eurodollar Time Deposit**
6.600%	01/05/2001	4,822,360	4,822,360
First Union Bank Note**
6.670%	05/09/2001	401,862	401,862
Fleet National Bank Note**
6.850%	04/30/2001	1,652,354	1,652,354
HypoVereinsbank Eurodollar Time Deposit**
6.650%	01/10/2001	937,681	937,681
Merrimac Money Market Fund**
6.500%	01/02/2001	2,716,587	2,716,587
Morgan Stanley Dean Witter & Co.**
6.650%	09/14/2001	803,727	803,727
Morgan Stanley Dean Witter & Co.**
6.660%	01/16/2001	377,729	377,729
Paribas Bank Eurodollar Time Deposit**
6.690%	01/11/2001	3,592,183	3,592,183
Toronto Dominion Eurodollar Time Deposit**
6.720%	01/04/2001	937,681	937,681

			19,844,272

	Principal Amount	Market Value

Repurchase Agreement — 8.1%
Investors Bank & Trust Company Repurchase Agreement, dated 12/29/00, 5.18%, due 01/02/2001(a)	$ 6,506,422	$ 6,506,422

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		26,350,694

TOTAL INVESTMENTS — 129.6%
(Cost $119,532,858)***		103,720,499

Other Assets/ (Liabilities) — (29.6%)		(23,676,309)

NET ASSETS — 100.0%		$ 80,044,190

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).
†	American Depository Receipt

(a)
Maturity value of $6,510,166. Collateralized by U.S. Government Agency obligation with a rate of 7.125%, maturity date of 10/20/2023, and aggregate market value, including accrued interest, of $6,831,942.

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Growth Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $93,182,164) (Note 2)	$ 77,369,805
Short-term investments, at amortized cost (Note 2)	26,350,694

Total Investments	103,720,499
Receivables from:
Fund shares sold	185,669
Interest and dividends	24,022
Foreign taxes withheld	88

Total assets	103,930,278

Liabilities:
Payables for:
Investments purchased	3,943,504
Fund shares repurchased	19,720
Securities on loan (Note 2)	19,844,272
Directors’ fees and expenses (Note 3)	2,723
Affiliates (Note 3):
Investment management fees	52,926
Administration fees	9,521
Service fees	2,445
Accrued expenses and other liabilities	10,977

Total liabilities	23,886,088

Net assets	$ 80,044,190

Net assets consist of:
Paid-in capital	$109,713,817
Undistributed net investment loss	(908)
Accumulated net realized loss on investments	(13,856,360)
Net unrealized depreciation on investments	(15,812,359)

$ 80,044,190

Net assets:
Class A	$ 5,196,959

Class L	$ 12,753,382

Class Y	$ 3,221,871

Class S	$ 58,871,978

Shares outstanding:
Class A	711,402

Class L	1,743,554

Class Y	439,984

Class S	8,039,532

Net asset value, offering price and redemption price per share:
Class A	$ 7.31

Class L	$ 7.31

Class Y	$ 7.32

Class S	$ 7.32

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Growth Fund – Financial Statements (Continued)

Statement of Operations

Period ended December 31, 2000*
Investment income: (Note 2)
Dividends (net of withholding tax of $164)	$ 5,713
Interest (including securities lending income of $33,699)	313,304

Total investment income	319,017

Expenses: (Note 2)
Investment management fees (Note 3)	365,687
Custody fees	35,423
Audit and legal fees	6,607
Directors’ fees (Note 3)	4,950

412,667
Administration fees (Note 3):
Class A	5,282
Class L	18,283
Class Y	4,202
Class S	31,198
Service fees (Note 3):
Class A	3,949

Total expenses	475,581

Net investment loss	(156,564)

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(13,856,360)
Net change in unrealized appreciation (depreciation) on investments	(15,812,359)

Net realized and unrealized loss	(29,668,719)

Net decrease in net assets resulting from operations	$(29,825,283)

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Growth Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Period ended December 31, 2000*
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (156,564)
Net realized loss on investment transactions	(13,856,360)
Net change in unrealized appreciation (depreciation) on investments	(15,812,359)

Net decrease in net assets resulting from operations	(29,825,283)

Net fund share transactions (Note 5):
Class A	6,360,254
Class L	16,433,175
Class Y	4,690,371
Class S	82,385,673

Increase in net assets from net fund share transactions	109,869,473

Total increase in net assets	80,044,190
Net assets:
Beginning of period	-

End of period (including undistributed net investment loss of $908)	$ 80,044,190

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A		Class L		Class Y		Class S
	Period ended 12/31/00†		Period ended 12/31/00†		Period ended 12/31/00†		Period ended 12/31/00†
Net asset value, beginning of period	$ 10.00		$ 10.00		$ 10.00		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.05	)***	(0.03	)***	(0.02	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	(2.64)		(2.66)		(2.66)		(2.66)

Total income (loss) from investment operations	(2.69)		(2.69)		(2.68)		(2.68)

Net asset value, end of period	$ 7.31		$ 7.31		$ 7.32		$ 7.32

Total Return@	(26.80)%	**	(26.70)%	**	(26.70)%	**	(26.70)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 5,197		12,753		3,222		58,872
Net expenses to average daily net assets	1.48%	*	1.23%	*	1.06%	*	0.98%	*
Net investment loss to average daily net assets	(0.82)%	*	(0.54)%	*	(0.35)%	*	(0.29)%	*
Portfolio turnover rate	132%	**	132%	**	132%	**	132%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total Return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual International Equity Fund?

The objective and policies of the Fund are to:
•	achieve a high total rate of return over the long term
•	invest in a diversified portfolio of foreign and domestic equity securities
•
utilize dominant themes to guide investment decisions with respect to risks of investing in foreign securities (economic, political and social influences that are expected to dictate long-term growth trends)

How did the Fund perform during 2000?

The Fund finished well ahead of its benchmark in a difficult environment. For the 12 months ended December 31, 2000, the Fund’s Class S shares returned—8.95%, beating the—14.17% return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a market capitalization-weighted, unmanaged index of over 1,000 foreign stocks.

What factors influenced the Fund’s performance?

The Fund benefited from selling into the speculative bubble in technology, media, and telecommunications (TMT) stocks that developed early in the year. The bubble was partially a result of the huge infusion of liquidity injected into the U.S. financial system by the Federal Reserve Board to avert Y2K-related liquidity problems. While Y2K turned out to be a non-event, the added liquidity fueled speculation and helped drive global share prices to unrealistic heights, particularly in New Economy stocks. When the Fed withdrew the excess liquidity in the first quarter, the markets peaked and began to head lower. Also adding to the headwinds for equities during the first half were three hikes in U.S. short-term interest rates amounting to a total increase of 1.00%.

Against this backdrop, growth stock investors grew nervous and began rotating funds into defensive and value-oriented sectors of the market. Benchmarks such as the technology-heavy NASDAQ Composite Index plunged over 30% in the spring, while TMT shares in other global markets suffered similar losses. Following the Fed’s final rate increase in May, TMT stocks staged a relief rally. Much less speculative in character, this rally was led by stocks with solid earnings, many of which the Fund owned. As a result, the Fund finished the first half with a positive return that was more than ten percentage points ahead of the MSCI EAFE Index.

The second half of 2000 was not as kind to the Fund’s strategy. After a third quarter in which share prices traded in a relatively narrow range, world equity markets plunged in the fourth quarter on concerns about the U.S. economy. Companies across a broad range of sectors issued earnings warnings, while data on industrial production, retail sales, employment, and the like indicated rapid slowing. There was a mild recovery in December on the heels of the Fed’s move to an easing bias.

While the Fund adopted a more defensive posture as the year progressed, we were hurt by share price weakness in those technology stocks that we continued to own and also by investors’ overreaction to any hint of disappointment in other companies. Consequently, our lead over the benchmark dwindled during the second half but was still more than five percentage points at the end of December.

Which stocks most affected performance?

Embraer, a Brazilian manufacturer of regional jets, was one of the Fund’s most positive contributors. We acquired the stock just as the market for regional jets began to take off. Holland-based Boskalis, the world’s leading dredging company, also did well. The stock’s high earnings predictability, decent yield, and modest valuation appealed to investors looking for alternatives to plunging growth stocks. Another holding that performed well was Reed International, an Anglo-Dutch publisher serving the scientific, legal, and business markets. The company brought on board a new, much-admired CEO while making substantial progress toward readying itself to do business on the Internet. Julius Baer, a Swiss financial services company with business lines in asset management, brokerage, and private banking, benefited from strong performance in the finance sector during the year.

On the negative side, the Fund’s returns were hurt by Lernout & Hauspie Speech Products, a Belgian maker of voice recognition software whose stock collapsed when it was revealed that the company employed fraudulent accounting practices. Psion, a U.K. provider of operating systems for mobile digital platforms, suffered from the general retrenchment in values affecting mobile communications stocks. French biotechnology company Genset missed some projected goals in product development, and its stock retreated along with other biotech shares near the end of the year.
MassMutual International Equity Fund – Portfolio Manager Report (Continued)

How was the Fund positioned at the end of the period?

We allocated 55.0% of the Fund’s assets to New Technology, 17.6% to Mass Affluence, 14.0% to Restructuring, and 13.4% to Aging. These categories remained fairly stable throughout the year, although their composition fluctuated. For example, New Technology contained much more health care at the end of the period than at the beginning, primarily as a defensive measure.

Geographically, the Fund had 65.4% of assets in European stocks, 16.7% in Japan, 10.3% in Latin America, 3.0% in Asia ex-Japan, and 2.2% in Emerging Europe, with minor investments in the Middle East and Canada. However, geographical considerations generally have a relatively minor influence on our decision process.

What is your outlook?

Our near-term outlook is cautious, as we feel that many New Economy stocks will be subject to earnings disappointments in the next few months. Earnings predictability and reasonable valuations will continue to be important considerations until fears of economic deceleration pass. On a relative basis, we believe that European stocks will look more attractive to investors who are wondering where to put their money now that the U.S. economy is slowing. The rebound in the euro near the end of the year is evidence of this. We are still finding exciting opportunities in a variety of industries and will continue to use our thematic approach to try to add value for the Fund’ s shareholders.

MassMutual International Equity Fund
Largest Country Weightings (12/31/00)

% of Fund
United Kingdom	27.79%
Japan	15.59%
Netherlands	12.68%
Germany	8.13%
Brazil	7.95%
France	6.53%
Switzerland	2.73%
Australia	1.53%
Ireland	1.50%
Croatia	1.35%

MassMutual International Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual International Equity Fund Class S and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MassMutual International Equity Fund
Total Return
	One Year	Five Year Average Annual	Since Inception Average Annual
	1/1/00 - 12/31/00	1/1/96 - 12/31/00	10/3/94 - 12/31/00

Class S	-8.95%	15.54%	11.82%

MSCI EAFE	-14.17%	7.13%	7.30%

Hypothetical Investments in MassMutual International Equity Fund Class A, Class Y and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MassMutual International Equity Fund
Total Return
	One Year	Since Inception Average Annual
	1/1/00 - 12/31/00	1/1/98 - 12/31/00

Class A	-9.30%	13.93%
Class Y	-8.97%	14.42%

MSCI EAFE	-14.17%	9.35%

Hypothetical Investments in MassMutual International Equity Fund Class L and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MassMutual International Equity Fund
Total Return
	One Year	Since Inception Average Annual
	1/1/00 - 12/31/00	5/3/99 - 12/31/00

Class L	-9.12%	19.52%

MSCI EAFE	-14.17%	1.96%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
MassMutual International Equity Fund – Portfolio of Investments

December 31, 2000

	Number of Shares	Market Value

EQUITIES — 95.1%

Aerospace & Defense — 4.4%
Embraer — Empresa Brasileira de Aeronautica SA	5,400,000	$ 50,400,360

Autos & Housing — 2.0%
Aucnet, Inc.	269,080	7,657,694
Ducati Motor Holding SpA*	2,862,500	5,186,850
Porsche AG, Preference	3,051	10,140,058

		22,984,602

Banking — 2.3%
Espirito Santo Financial Group††	460,200	8,168,550
Unibanco-Uniao de Banco Brasileiros SA, Sponsored†††	622,500	18,324,844

		26,493,394

Beverages — 0.7%
Interbrew*	231,700	8,074,745

Commercial Services — 0.6%
BTG PLC*	335,700	7,371,603

Communications — 0.9%
Alcatel SA Sponsored††	186,200	10,415,563

Communications Equipment — 0.4%
Ericsson LM Cl. B††	409,320	4,579,268

Computer Hardware — 2.6%
Imagineer Co. Limited*	205,000	1,507,878
Psion PLC	5,349,300	22,893,399
Redbus Interhouse PLC*	1,713,500	5,759,245

		30,160,522

Computer Software/Services — 2.5%
Computer Service Solutions Holding NV	767,000	15,842,078
Lernout & Hauspie Speech Products NV*	466,700	340,691
Unit 4*	316,300	12,902,794

		29,085,563

Consumer Services — 0.7%
Prosegur, CIA de Seguridad SA	688,486	7,756,621

	Number of Shares	Market Value

Diversified Financial — 5.9%
Collins Stewart Holdings PLC*	328,500	$ 2,085,548
ICICI Limited Sponsored††	843,600	8,857,800
Julius Baer Holding AG, Cl. B	5,220	28,572,327
Magnus Holding NV	1,403,000	8,166,723
Van der Moolen Holdings NV	239,650	20,519,528

		68,201,926

Electrical Equipment — 9.3%
ASM International NV*	382,000	3,557,375
Halma PLC	8,035,500	16,564,380
Mitsubishi Electric Corp.	2,491,000	15,334,347
Toshiba Corp.	7,632,000	51,058,080
Ushio, Inc.	1,259,000	20,560,729

		107,074,911

Electronics — 1.5%
Sony Corp.	179,280	12,402,035
STMicroelectronics NV, NY Shares	126,000	5,394,375

		17,796,410

Entertainment & Leisure — 5.7%
Infogrames Entertainment SA*	847,980	15,285,603
Nintendo Co. Limited	177,400	27,945,928
UBI Soft Entertainment SA*	336,500	13,110,780
Village Roadshow Limited, Cl. A Preference	11,894,036	9,648,442

		65,990,753

Healthcare/Drugs — 8.7%
Biocompatibles International PLC*	4,725,926	25,696,750
Elan Corp. PLC*††	368,780	17,263,514
Genset Sponsored*††	550,800	6,953,850
NeuroSearch A/S*	175,295	5,512,467
NiCox SA*	206,570	15,883,498
Oxford GlycoSciences PLC*	293,463	6,619,469
PowderJect Pharmaceuticals PLC*	2,488,825	22,018,635

		99,948,183

	Number of Shares	Market Value

Healthcare/Supplies & Services — 7.8%
Fresenius Medical Care AG, Preference	429,100	$ 20,948,705
Hoya Corp.	244,000	17,947,444
Novogen Limited*	4,993,300	7,934,853
Ortivus AB, A Shares*	228,600	629,907
Ortivus AB, B Shares*	730,410	2,206,203
Pliva d.d., Sponsored†††	1,312,550	15,580,756
SSL International PLC	3,375,900	25,214,597

		90,462,465

Industrial Services — 3.6%
3i Group PLC	589,196	10,896,120
Boskalis Westminster	1,148,702	28,363,405
ICTS International NV*	328,100	2,132,650

		41,392,175

Insurance — 1.3%
AXA Co. Sponsored††	56,500	8,168,911
Ceres, Inc., Preferred Callable Stocks*	900,000	3,600,000
Ockham Holdings PLC	2,777,000	3,152,728

		14,921,639

Manufacturing — 7.7%
GSI Lumonics, Inc.*	1,089,500	8,716,000
Hamamatsu Photonics K K	286,000	20,360,597
Invensys PLC	9,293,300	21,725,877
Jenoptik AG	1,221,650	35,669,981
Sauer, Inc.	200,000	1,875,000

		88,347,455

Media — 14.4%
Grupo Televisa SA, Sponsored*†††	318,200	14,299,113
Impresa Sociedade Gestora de Participacoes, S.A.*	166,700	1,007,902
Naspers Limited, N Shares	480,600	1,952,245
ProSieben Media AG, Preference	382,269	11,305,109
Reed International PLC	9,000,000	94,109,400
Wolters Kluwer NV	1,583,900	43,183,608

		165,857,377

(Continued)

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Non-Durable Household Goods — 1.2%
Wella AG	52,000	$ 2,026,034
Wella AG, Preference	278,900	11,861,561

		13,887,595

Oil & Gas — 2.4%
Enterprise Oil PLC	2,274,500	19,264,560
Expro International Group PLC	1,389,350	8,561,036

		27,825,596

Real Estate — 1.0%
Brazil Realty SA,† †††	193,600	2,581,346
Solidere*†††	1,499,100	8,726,561

		11,307,907

Retail: General — 3.0%
Boots Co. PLC	1,552,000	14,118,854
Gucci Group NV	72,900	6,451,650
SkyePharma PLC*	15,162,200	14,269,146

		34,839,650

Telecommunications — 1.0%
Debitel AG*	62,900	1,783,416
Toyo Communication Equipment Co., Limited	709,000	4,904,649
Videsh Sanchar Nigam Limited†††	375,009	4,809,715

		11,497,780

Telephone Utilities — 1.8%
CCT Telecom Holdings Limited*	2,758,100	300,633
Tele Norte Leste Participacoes SA††	153,040	3,491,225

Tele Norte Leste Participacoes SA*	888,701,420	14,574,703
Tele Norte Leste Participacoes SA Preference*	104,060,128	2,237,293

		20,603,854

Tobacco — 0.3%
Compagnie Financiere Richemont AG, A Units	1,090	2,915,863

Transportation — 1.4%
MIF Limited*	334,194	4,471,850
Smit Internationale NV	546,931	11,502,068

		15,973,918

TOTAL EQUITIES (Cost $1,082,376,362)		1,096,167,698

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 15.0%
Cash Equivalents — 9.7%
Banc One Bank Note**
6.800%	07/02/2001	$ 2,263,406	$ 2,263,406
Bank of America Bank Note**
6.670%	03/22/2001	2,263,406	2,263,406
Bank of Montreal Eurodollar Time Deposit**
6.560%	01/05/2001	10,562,561	10,562,561
Credit Agricole Bank Eurodollar Time Deposit**
6.600%	01/05/2001	27,160,871	27,160,871
First Union Bank Note**
6.670%	05/09/2001	763,406	763,406
Fleet National Bank Note**
6.850%	04/30/2001	1,272,605	1,272,605
HypoVereinsbank Eurodollar Time Deposit**
6.650%	01/10/2001	5,881,280	5,881,280
Merrimac Money Market Fund**
6.500%	01/02/2001	23,624,782	23,624,782
MetLife Insurance Co. Funding Agreement**
6.870%	08/01/2001	10,000,000	10,000,000
Morgan Stanley Dean Witter & Co.**
6.650%	09/14/2001	4,526,812	4,526,812
Morgan Stanley Dean Witter & Co.**
6.660%	01/16/2001	5,371,628	5,371,628
Paribas Bank Eurodollar Time Deposit**
6.690%	01/11/2001	12,796,416	12,796,416
Toronto Dominion Eurodollar Time Deposit**
6.720%	01/04/2001	5,281,280	5,281,280

			111,768,453

Commercial Paper — 5.3%
American Express Credit Corp.
6.400%	01/02/2001	12,600,000	12,597,760
Associates Corp. of North America
6.530%	01/02/2001	28,000,000	27,994,921
General Electric Capital Corp.
5.900%	01/02/2001	20,000,000	19,996,722

			60,589,403

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)			172,357,856

TOTAL INVESTMENTS — 110.1% (Cost $1,254,734,218) ***			1,268,525,554

Other Assets/ (Liabilities) — (10.1%)			(115,893,201)

NET ASSETS — 100.0%			$ 1,152,632,353

Notes to Portfolio of Investments

*	Non-income producing security.
**	Represents investment of security lending collateral. (Note 2).
***	Aggregate cost for Federal tax purposes. (Note 7).

†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

††	American Depository Receipt

†††	Global Depository Receipt

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2000
Assets:
Investments, at value (cost $1,082,376,362) (Note 2)	$1,096,167,698
Short-term investments, at amortized cost (Note 2)	172,357,856

Total Investments	1,268,525,554
Cash	130,202
Receivables from:
Investments sold	2,943,731
Fund shares sold	6,162,332
Interest and dividends	1,250,053
Foreign taxes withheld	203,281

Total assets	1,279,215,153

Liabilities:
Payables for:
Investments purchased	140,683
Open forward foreign currency contracts (Note 2)	5,581
Fund shares repurchased	12,243,805
Securities on loan (Note 2)	111,768,453
Directors’ fees and expenses (Note 3)	3,039
Affiliates (Note 3):
Investment management fees	804,694
Administration fees	122,399
Service fees	12,219
Due to Custodian	1,312,726
Accrued expenses and other liabilities	169,201

Total liabilities	126,582,800

Net assets	$1,152,632,353

Net assets consist of:
Paid-in capital	$1,168,955,871
Undistributed net investment loss	(2,722,323)
Distributions in excess of net realized gains on investments and foreign currency translations	(27,426,170)
Net unrealized appreciation on investments, forward foreign currency contracts, foreign currency and other assets and liabilities	13,824,975

$1,152,632,353

Net assets:
Class A	$ 26,246,137

Class L	$ 67,112,986

Class Y	$ 31,650,573

Class S	$1,027,622,657

Shares outstanding:
Class A	2,176,970

Class L	5,559,426

Class Y	2,607,873

Class S	84,503,105

Net asset value, offering price and redemption price per share:
Class A	$ 12.06

Class L	$ 12.07

Class Y	$ 12.14

Class S	$ 12.16

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 2000
Investment income: (Note 2)
Dividends (net of withholding tax of $1,822,830)	$ 15,327,354
Interest (including securities lending income of $1,094,537)	2,037,614

Total investment income	17,364,968

Expenses: (Note 2)
Investment management fees (Note 3)	11,159,480
Custody fees	1,999,389
Audit and legal fees	50,250
Directors’ fees (Note 3)	8,664

13,217,783
Administration fees (Note 3):
Class A	25,281
Class L	107,801
Class Y	27,915
Class S	1,438,216
Service fees (Note 3):
Class A	21,410

Total expenses	14,838,406

Net investment income	2,526,562

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	207,046,434
Foreign currency transactions	(3,600,445)

Net realized gain	203,445,989

Net change in unrealized appreciation (depreciation) on:
Investments	(339,969,453)
Translation of assets and liabilities in foreign currencies	53,170

Net unrealized loss	(339,916,283)

Net realized and unrealized loss	(136,470,294)

Net decrease in net assets resulting from operations	$(133,943,732)

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 2000	Year ended December 31, 1999
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 2,526,562	$ 3,082,511
Net realized gain on investment transactions and foreign currency transactions	203,445,989	47,989,982
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(339,916,283)	340,790,615

Net increase (decrease) in net assets resulting from operations	(133,943,732)	391,863,108

Distributions to shareholders (Note 2):
From net investment income:
Class A	(33,329)	(132)
Class L	(90,359)	(13,159)*
Class Y	(56,387)	(17,720)
Class S	(1,719,245)	(1,820,199)

Total distributions from net investment income	(1,899,320)	(1,851,210)

From net realized gains:
Class A	(4,659,685)	(22,842)
Class L	(11,603,325)	(291,010)*
Class Y	(4,932,465)	(372,924)
Class S	(186,072,011)	(49,909,963)

Total distributions from net realized gains	(207,267,486)	(50,596,739)

In excess of net realized gains:
Class A	(691,578)	-
Class L	(1,722,134)	-
Class Y	(732,063)	-
Class S	(27,616,297)	-

Total distributions in excess of net realized gains	(30,762,072)	-

Net fund share transactions (Note 5):
Class A	33,528,538	289,776
Class L	81,699,020	5,771,331 *
Class Y	31,538,645	6,877,168
Class S	274,662,750	111,587,226

Increase in net assets from net fund share transactions	421,428,953	124,525,501

Total increase in net assets	47,556,343	463,940,660

Net assets:
Beginning of year	1,105,076,010	641,135,350

End of year (including undistributed net investment loss of $2,722,323 and $13,663, respectively)	$1,152,632,353	$1,105,076,010

* For the period from May 3, 1999 (commencement of operations) through December 31, 1999.

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year ended 12/31/00		Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 16.91		$ 11.37		$12.81

Income (loss) from investment operations:
Net investment income (loss)	(0.13	)***	(0.04	)***	0.01 ***
Net realized and unrealized gain (loss) on investments	(1.50)		6.39		0.53

Total income (loss) from investment operations	(1.63)		6.35		0.54

Less distributions to shareholders:
From net investment income	(0.02)		(0.00	)****	(0.12)
From net realized gains	(2.79)		(0.81)		(1.86)
In excess of net realized gains	(0.41)		-		-

Total distributions	(3.22)		(0.81)		(1.98)

Net asset value, end of period	$ 12.06		$ 16.91		$11.37

Total Return@	(9.30)%		56.25%		4.40%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$26,246		$ 548		$ 135
Net expenses to average daily net assets	1.67%		1.55%		1.69%
Net investment income (loss) to average daily net assets	(0.81)%		(0.28)%		0.10%
Portfolio turnover rate	69%		63%		80%

	Class L
	Year ended 12/31/00		Year ended 12/31/99+
Net asset value, beginning of period	$ 16.89		$ 12.00

Income (loss) from investment operations:
Net investment loss	(0.06	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	(1.54)		5.78

Total income (loss) from investment operations	(1.60)		5.73

Less distributions to shareholders:
From net investment income	(0.02)		(0.03)
From net realized gains	(2.79)		(0.81)
In excess of net realized gains	(0.41)		-

Total distributions	(3.22)		(0.84)

Net asset value, end of period	$ 12.07		$ 16.89

Total Return@	(9.12)%		48.17%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$67,113		$ 7,335
Net expenses to average daily net assets	1.37%		1.26%	*
Net investment income (loss) to average daily net assets	(0.37)%		0.54%	*
Portfolio turnover rate	69%		63%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions from income is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98†
Net asset value, beginning of period	$ 16.95	$ 11.37	$ 12.83

Income (loss) from investment operations:
Net investment income (loss)	0.00 ***	(0.01) ***	0.06 ***
Net realized and unrealized gain (loss) on investments	(1.58)	6.44	0.55

Total income (loss) from investment operations	(1.58)	6.43	0.61

Less distributions to shareholders:
From net investment income	(0.03)	(0.04)	(0.21)
From net realized gains	(2.79)	(0.81)	(1.86)
In excess of net realized gains	(0.41)	-	-

Total distributions	(3.23)	(0.85)	(2.07)

Net asset value, end of period	$ 12.14	$ 16.95	$ 11.37

Total Return@	(8.97)%	57.04%	4.84%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 31,651	$ 9,335	$ 503
Net expenses to average daily net assets	1.18%	1.11%	1.23%
Net investment income (loss) to average daily net assets	0.02%	(0.09)%	0.43%
Portfolio turnover rate	69%	63%	80%

	Class S (1)
	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96
Net asset value, beginning of period	$ 16.96	$ 11.37	$ 12.38	$ 11.11	$ 9.58

Income (loss) from investment operations:
Net investment income	0.04 ***	0.05 ***	0.10	0.06	0.06
Net realized and unrealized gain (loss) on investments	(1.61)	6.38	0.51	1.69	1.71

Total income (loss) from investment operations	(1.57)	6.43	0.61	1.75	1.77

Less distributions to shareholders:
From net investment income	(0.03)	(0.03)	(0.17)	(0.07)	(0.24)
From net realized gains	(2.79)	(0.81)	(1.45)	(0.41)	0.00
In excess of net realized gains	(0.41)	-	-	-	-

Total distributions	(3.23)	(0.84)	(1.62)	(0.48)	(0.24)

Net asset value, end of period	$ 12.16	$ 16.96	$ 11.37	$ 12.38	$ 11.11

Total Return@	(8.95)%	56.98%	5.05%	15.79%	18.51%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,027,623	$1,087,858	$640,498	$546,790	$356,311
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%	1.06%	1.04%	1.07%	1.07%
After expense waiver #	N/A	N/A	N/A	1.06%	1.00%
Net investment income to average daily net assets	0.22%	0.42%	0.73%	0.53%	0.59%
Portfolio turnover rate	69%	63%	80%	83%	58%

***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund
MassMutual Institutional Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. The Trust consists of the following series (each individually referred to as a “Fund” or collectively as the “Funds”): MassMutual Prime Fund (“Prime Fund”), MassMutual Short-Term Bond Fund (“Short-Term Bond Fund”), MassMutual Core Bond Fund (“Core Bond Fund”), MassMutual Diversified Bond Fund (“Diversified Bond Fund”), MassMutual Balanced Fund (“Balanced Fund”), MassMutual Core Equity Fund (“Core Equity Fund”), MassMutual Large Cap Value Fund (“Large Cap Value Fund”), MassMutual Indexed Equity Fund (“Indexed Equity Fund”), MassMutual Growth Equity Fund (“Growth Equity Fund”), MassMutual Aggressive Growth Fund (“Aggressive Growth Fund” ), MassMutual OTC 100 Fund (“OTC 100 Fund”), MassMutual Focused Value Fund (“Focused Value Fund”), MassMutual Small Cap Value Equity Fund (“Small Cap Value Equity Fund”), MassMutual Mid Cap Growth Equity Fund (“Mid Cap Growth Equity Fund”), MassMutual Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”), MassMutual Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”), MassMutual Emerging Growth Fund (“Emerging Growth Fund”), and MassMutual International Equity Fund (“International Equity Fund”).

Large Cap Value Fund, Aggressive Growth Fund, OTC 100 Fund, Focused Value Fund and Emerging Growth Fund commenced operations May 1, 2000. Additionally, Mid Cap Growth Equity II Fund commenced operations June 1, 2000.

Prior to May 1, 2000, Indexed Equity Fund was a “feeder” fund. The Fund invested all of its assets in the S&P 500 Index Master Portfolio (the “Master Portfolio”) managed by Barclays Global Fund Advisors (“BFGA”). Effective April 30, 2000, the Fund terminated the master-feeder structure and received an in-kind distribution of its pro-rata share of each security held by the Master Portfolio, the sum total of which equaled the Fund’s investment in the Master Portfolio as of April 30, 2000. As of May 1, 2000, the Fund operates as a stand-alone open-end management investment company.

During the reporting period, each Fund had four classes of shares: Class A, Class L, Class Y, and Class S. The principal economic difference among the Classes is the level of service and administration fees borne by the Classes. The classes of shares are offered to different types of investors, as outlined in the Trust’s Prospectus.

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Notes to Financial Statements (Continued)

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Each Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, effective January 1, 2001, the Funds will begin amortizing premiums and discounts on debt securities using the daily effective yield method. Prior to this date, discount was computed on a straight line basis and was recognized upon disposition. Acquisition premium was computed using the daily effective yield method and was recognized daily. Market premium was not amortized. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect amortization of premiums and discounts. At this time, the Funds have not completed their analysis on the impact of the accounting change, however it will have no effect on the total net assets of the Funds.

Securities Lending
Each Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to 102% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2000, the Funds loaned securities having the following market values, collateralized by cash, which were invested in short-term instruments in the following amounts:

	Securities on loan	Collateral
Core Bond Fund	$121,491,872	$124,850,090

Balanced Fund	17,800,478	18,269,240

Core Equity Fund	43,776,527	44,941,100

Large Cap Value Fund	14,587,629	15,092,268

Indexed Equity Fund	31,468,619	32,700,370

Growth Equity Fund	25,024,830	25,781,119

Aggressive Growth	15,127,089	15,651,208

OTC 100 Fund	3,489,279	3,616,953

Focused Value	5,375,750	5,432,000

Small Cap Value Equity Fund	12,258,650	12,712,500

Mid Cap Growth Equity Fund	46,663,334	48,103,034

Mid Cap Growth Equity II Fund	38,097,611	38,925,569

Small Cap Growth Equity Fund	26,550,139	27,400,446

Emerging Growth Fund	19,213,364	19,844,272

International Equity Fund	104,803,260	111,768,453

Repurchase Agreements
Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Funds acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Notes to Financial Statements (Continued)

Accounting for Investments
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gain to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders
Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2000, the following amounts were reclassified due to differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net INVESTMENT INCOME (LOSS )
Short-Term Bond Fund	$ -	$ (23,037)	$ 23,037

Core Bond Fund	-	(10,612)	10,612

Diversified Bond Fund	(13,035)	(2,814)	15,849

Balanced Fund	-	17,117	(17,117)

Core Equity Fund	-	(36,809)	36,809

Indexed Equity Fund	(388,389)	387,095	1,294

Growth Equity Fund	(5,306)	(14,624)	19,930

Aggressive Growth Fund	(18,653)	(4,704)	23,357

OTC 100 Fund	(41,845)	(41,832)	83,677

Small Cap Value Equity Fund	-	(47,605)	47,605

Mid Cap Growth Equity Fund	(144,939)	(760,657)	905,596

Mid Cap Growth Equity II Fund	(178,472)	-	178,472

Small Cap Growth Equity Fund	(17,532)	-	17,532

Emerging Growth Fund	(155,656)	-	155,656

International Equity Fund	-	3,335,902	(3,335,902)

Notes to Financial Statements (Continued)

Foreign Currency Translation
The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency Contracts
Each Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. The Growth Equity Fund and International Equity Fund may engage in such transactions to manage the value of portfolio holdings against future movements in certain foreign currency exchange rates. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of the obligations for the Growth Equity Fund and the International Equity Fund under these financial instruments at December 31, 2000 is as follows:

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Net Unrealized Appreciation (Depreciation)

Growth Equity Fund
BUYS
01/02/01	Euro	102,259	$ 95,224	$ 96,010	$ 786
01/05/01	Euro	62,194	57,821	58,394	573
01/05/01	British Pound	17,933	26,781	26,789	8

					$ 1,367

SELL
01/02/01	British Pound	295,209	435,064	441,163	$(6,099)

International Equity Fund
BUYS
01/02/01	British Pound	12,917	19,114	19,296	182
01/03/01	British Pound	26,984	39,982	40,311	329
01/04/01	British Pound	54,271	81,130	81,076	(54)

					$ 457

SELLS
01/02/01	Euro	516,615	479,108	485,049	(5,941)
01/02/01	South African Rand	464,495	61,263	61,360	(97)

					$(6,038)

Notes to Financial Statements (Continued)

Forward Commitments
Each Fund may purchase or sell securities on a “when issued” or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. A summary of open obligations for the Short-Term Bond Fund, the Core Bond Fund and the Balanced Fund under these forward commitments at December 31, 2000, is as follows:

Forward Commitment Contracts to Buy	Expiration of Contracts	Aggregate Face Value of Contracts	Cost	Market Value	Net Unrealized Appreciation (Depreciation)

Short-Term Bond Fund
FHLMC
8.0% 01/01/2016	January-01	$ 2,900,000	$ 2,981,563	$ 2,990,625	$ 9,062

Core Bond Fund
FHLMC
7.5% 01/31/2031	January-01	40,000,000	40,142,188	40,612,400	470,212
FHLMC
8.0% 01/01/2016	January-01	10,900,000	11,206,563	11,240,625	34,062
GNMA
6.5% 05/15/2028	January-01	12,188,337	12,096,924	12,051,218	(45,706)
6.5% 11/15/2028	January-01	1,560,230	1,548,528	1,542,678	(5,850)
6.5% 11/15/2028	January-01	8,298,258	8,236,021	8,204,902	(31,119)
GNMA
8.0% 01/01/2031	January-01	13,000,000	13,274,063	13,341,250	67,187

					$488,786

Balanced Fund
GNMA
6.5% 11/15/2028	January-01	989,492	982,070	978,360	$ (3,710)

Financial Futures Contracts
The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A summary of open futures contracts for the Balanced Fund, the Indexed Equity Fund and the OTC 100 Fund at December 31, 2000, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Balanced Fund
BUYS
80	S&P 500	03/15/01	$26,700,000	$ 240,093

Indexed Equity Fund
BUYS
39	S&P 500	03/15/01	13,016,250	$(420,444)

OTC 100 Fund
BUY
1	NASDAQ 100	03/15/01	949,800	$ (40,921)

Allocation of Operating Activity
In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, which are directly attributable to a class of shares, are charged to that class’ operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

3.	Management
Fees and Other
Transactions
With Affiliates

Investment Management Fees
Under agreements between the Trust and Massachusetts Mutual Life Insurance Company (“MassMutual”) with respect to each Fund, MassMutual is responsible for providing investment management for each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund’s average daily net assets at the following annual rates:

Prime Fund	0.35%
Short-Term Bond Fund	0.40%
Core Bond Fund	0.48%
Diversified Bond Fund	0.50%
Balanced Fund	0.48%
Core Equity Fund	0.50%
Large Cap Value Fund	0.65%
Indexed Equity Fund	0.10%
Growth Equity Fund	0.68%
Aggressive Growth Fund	0.73%
OTC 100 Fund	0.15%
Focused Value Fund	0.69%
Small Cap Value Equity Fund	0.58%
Mid Cap Growth Equity Fund	0.70%
Mid Cap Growth Equity II Fund	0.75%
Small Cap Growth Equity Fund	0.82%
Emerging Growth Fund	0.79%
International Equity Fund	0.85%
Notes to Financial Statements (Continued)

Prior to May 1, 2000, the Indexed Equity Fund was not charged a direct investment advisory fee. BFGA received advisory fees in the amount of 0.05% of the average daily net assets of Master Portfolio in which the Indexed Equity Fund invested. This resulted in the Indexed Equity Fund being charged this fee indirectly.

Effective January 1, 2000, David L. Babson and Company Inc. (“DLB”) receives a sub-advisory fee equal to an annual rate of 0.05% of the average daily net assets of the Prime Fund, 0.08% of the average daily net assets of the Short-Term Bond Fund, 0.10% of the average daily net assets of the Core Bond Fund, 0.10% of the average daily net assets of the Diversified Bond Fund and 0.09% of the average daily net assets of the Prime and Core Bond Segments of the Balanced Fund. (Note 8).

DLB continues to provide sub-advisory services for investment and reinvestment of the assets of the Core Equity sector of the Balanced Fund, the Core Equity Fund and the Small Cap Value Equity Fund. DLB receives a fee equal to an annual rate of 0.13% of the average daily net assets of the Core Equity Fund and the Core Equity sector of the Balanced Fund and 0.25% of the average daily net assets of the Small Cap Value Equity Fund.

MassMutual has entered into an investment sub-advisory agreement with its subsidiary OppenheimerFunds, Inc. (“OFI”). This agreement provides that OFI manage the investment and reinvestment of the assets of the International Equity Fund. OFI receives a fee equal to an annual rate of 0.50% of the average daily net assets of the International Equity Fund.

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers; Davis Select Advisers, L.P. (“Davis”), Bankers Trust Company doing business under the marketing name Deutche Asset Management (“DAM”), Massachusetts Financial Services Company (“MFS”), Janus Capital Corporation (“Janus”), Harris Associates LP (“Harris Associates”), Miller Anderson & Sherrerd, LLP (“MAS”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), Waddell & Reed Investment Management Company (“Waddell & Reed”) and RS Investment Management L.P. (“RS”). MassMutual pays a sub-advisory fee to each of these sub-advisers based upon (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services.

The sub-advisory agreement with Davis provides that Davis manage the investment and reinvestment of the assets of the Large Cap Value Fund. Davis receives a fee equal to an annual rate of 0.45% of the first $100,000,000, 0.40% on the next $400,000,000 and 0.35% of aggregate net assets under management in excess of $500,000,000.

The sub-advisory agreement with DAM provides that DAM manage the investment and reinvestment of the assets of the Indexed Equity Fund and OTC 100 Fund. DAM receives a fee equal to an annual rate of 0.01% of the first $1,000,000,000 and 0.0075% of aggregate net assets under management in excess of $1,000,000,000 for the Indexed Equity Fund. For the OTC 100 Fund, DAM receives a fee equal to an annual rate of 0.05% of the first $200,000,000, 0.04% on the next $200,000,000 and 0.02% of aggregate net assets under management in excess of $400,000,000.

The sub-advisory agreement with MFS provides that MFS manage the investment and reinvestment of the assets of the Growth Equity Fund. MFS receives a fee equal to an annual rate of 0.40% of the first $300,000,000, 0.37% of the next $300,000,000, 0.35% of the next $300,000,000, 0.32% of the next $600,000,000 and 0.25% of aggregate net assets under management in excess of $1,500,000,000.

The sub-advisory agreement with Janus provides that Janus manage the investment and reinvestment of the assets of the Aggressive Growth Fund. Janus receives a fee equal to an annual rate of 0.55% of the first $100,000,000, 0.50% on the next $400,000,000 and 0.45% of net assets in excess of $500,000,000.

Notes to Financial Statements (Continued)

The sub-advisory agreement with Harris Associates provides that Harris Associates manage the investment and reinvestment of the assets of the Focused Value Fund. Harris Associates receives a fee equal to an annual rate of 0.50% of the first $100,000,000, 0.45% on the next $400,000,000 and 0.40% of aggregate net assets under management in excess of $500,000,000.

The sub-advisory agreement with MAS provides that MAS manage the investment and reinvestment of the assets of the Mid Cap Growth Equity Fund. MAS receives a fee equal to an annual rate of 0.55% of the first $150,000,000 and 0.50% of aggregate net assets under management in excess of $150,000,000.

The sub-advisory agreement with T. Rowe Price provides that T. Rowe Price manage the investment and reinvestment of the assets of the Mid Cap Growth Equity II Fund. T. Rowe Price receives a fee equal to an annual rate of 0.50% on aggregate net assets under management.

The sub-advisory agreement with J.P. Morgan provides that J.P. Morgan manage a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. J.P. Morgan receives a fee equal to an annual rate of 0.60% of the first $200,000,000, 0.55% of the next $300,000,000 and 0.50% of aggregate net assets under management in excess $500,000,000.

The sub-advisory agreement with Waddell & Reed provides that Waddell & Reed manage a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. Waddell & Reed receives a fee equal to an annual rate of 0.75% of the first $100,000,000 and 0.70% of aggregate net assets under management in excess $100,000,000.

The sub-advisory agreement with RS provides that RS manage the investment and reinvestment of the assets of the Emerging Growth Fund. RS receives a fee equal to an annual rate of 0.65% of the first $200,000,000, 0.60% on the next $200,000,000 and 0.55% of aggregate net assets under management in excess of $400,000,000.

Administration Fees
Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates:

	Class A	Class L	Class Y	Class S
Prime Fund	0.3323%	0.3323%	0.1823%	0.0823%
Short-Term Bond Fund	0.3167%	0.3167%	0.1667%	0.1167%
Core Bond Fund	0.2932%	0.2932%	0.1432%	0.0932%
Diversified Bond Fund	0.3232%	0.3232%	0.1732%	0.1232%
Balanced Fund	0.3952%	0.3952%	0.2452%	0.0852%
Core Equity Fund	0.3175%	0.3175%	0.1675%	0.0675%
Large Cap Value Fund	0.3244%	0.3244%	0.1744%	0.0844%
Indexed Equity Fund	0.4797%	0.4797%	0.3297%	0.2997%
Growth Equity Fund	0.2975%	0.2975%	0.1475%	0.0875%
Aggressive Growth Fund	0.3444%	0.3444%	0.1944%	0.0944%
OTC 100 Fund	0.6244%	0.6244%	0.4744%	0.3744%
Focused Value Fund	0.3344%	0.3344%	0.1844%	0.0844%
Small Cap Value Equity Fund	0.3345%	0.3345%	0.1845%	0.0845%
Mid Cap Growth Equity Fund	0.3075%	0.3075%	0.1575%	0.0875%
Mid Cap Growth Equity II Fund	0.3244%	0.3244%	0.1744%	0.0844%
Small Cap Growth Equity Fund	0.4075%	0.4075%	0.2575%	0.1175%
Emerging Growth Fund	0.3344%	0.3344%	0.1844%	0.0844%
International Equity Fund	0.2952%	0.2952%	0.1452%	0.1152%
Notes to Financial Statements (Continued)

Prior to May 1, 2000, MassMutual received an administrative services fee at the following annual rates:

	Class A	Class L	Class Y	Class S
Indexed Equity Fund	0.5345%	0.5345%	0.3845%	0.3545%

Service Fees
MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each fund pay a fee of 0.25% to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Class A shares of the Fund; and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A shareholders of a Fund and/or maintenance of Class A shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual.

Expense Waivers	MassMutual has agreed to cap the fees and expenses of the following Funds’ through April 30, 2001, as follows:

	Class A	Class L	Class Y	Class S
Diversified Bond Fund	1.09%	0.84%	0.69%	0.64%
Growth Equity Fund	1.24%	0.99%	0.84%	0.78%
Mid Cap Growth Equity Fund	1.27%	1.02%	0.87%	0.80%
Small Cap Growth Equity Fund	1.49%	1.24%	1.09%	0.95%

Other	Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

At December 31, 2000, MassMutual or separate investment accounts thereof owned 97.94% of the outstanding shares of the Trust.

Affiliate Transaction
As of close of business on April 28, 2000, a MassMutual separate investment account purchased shares of the Large Cap Value Fund in exchange for the contribution of securities having equivalent value, as determined in accordance with the procedures adopted by the Funds to value assets pursuant to Rule 17a-7 under the Investment Company Act of 1940, as amended. This separate investment account had been established and maintained by Connecticut Mutual Life Insurance Company, which was merged with and into MassMutual as of February 29, 1996. MassMutual succeeded to this separate account by operation of law.

The MassMutual separate investment account purchased 9,675,591 Class S shares of Large Cap Value Fund in exchange for securities having a value of $96,755,912.

Deferred Compensation
Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with the terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum. For the year ended December 31, 2000, no significant amounts have been deferred.

Notes to Financial Statements (Continued)

4. Purchases and Sales of Investments	Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2000 were as follows:

	Long-Term U.S. Government Securities	Other Long-Term Securities

Purchases

Short-Term Bond Fund	$ 47,563,172	$ 46,576,421
Core Bond Fund	188,245,030	228,293,977
Diversified Bond Fund	2,038,284	4,678,379
Balanced Fund	10,778,691	486,144,183
Core Equity Fund	-	1,591,428,192
Large Cap Value Fund	-	256,671,700
Indexed Equity Fund	-	216,890,045
Growth Equity Fund	-	783,597,213
Aggressive Growth Fund	-	165,281,084
OTC 100 Fund	-	49,936,703
Focused Value Fund	-	63,858,028
Small Cap Value Equity Fund	-	351,389,204
Mid Cap Growth Equity Fund	-	405,182,720
Mid Cap Growth Equity Fund II	-	123,237,585
Small Cap Growth Equity Fund	-	303,301,657
Emerging Growth Fund	-	188,305,401
International Equity Fund	-	1,011,012,226

Sales

Short-Term Bond Fund	$139,982,297	$ 48,155,632
Core Bond Fund	187,145,596	47,560,355
Diversified Bond Fund	1,565,109	2,055,815
Balanced Fund	111,226,797	625,435,390
Core Equity Fund	-	2,282,821,349
Large Cap Value Fund	-	20,803,611
Indexed Equity Fund	-	88,840,942
Growth Equity Fund	-	557,370,382
Aggressive Growth Fund	-	33,723,751
OTC 100 Fund	-	8,511,571
Focused Value Fund	-	8,787,061
Small Cap Value Equity Fund	-	450,494,443
Mid Cap Growth Equity Fund	-	263,058,377
Mid Cap Growth Equity Fund II	-	68,793,999
Small Cap Growth Equity Fund	-	165,494,340
Emerging Growth Fund	-	81,266,877
International Equity Fund	-	881,776,843

Notes to Financial Statements (Continued)

5. Capital Share Transactions	The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Class A
	Year ended December 31, 2000		Year ended December 31, 1999*
	Shares	Amount	Shares	Amount
Prime Fund
Sold	3,537,132	$554,415,361	73,374	$ 11,352,761
Issued as reinvestment of dividends	11,723	1,778,250	204	30,930
Redeemed	(3,380,227)	(529,695,080)	(50,941)	(7,932,258)

Net increase	168,628	$ 26,498,531	22,637	$ 3,451,433

Short-Term Bond Fund
Sold	627,385	$ 6,520,653	20,024	$ 211,639
Issued as reinvestment of dividends	30,848	307,557	761	7,604
Redeemed	(134,523)	(1,400,680)	(19,858)	(209,907)

Net increase	523,710	$ 5,427,530	927	$ 9,336

Core Bond Fund
Sold	1,403,112	$ 15,089,902	52,002	559,070
Issued as reinvestment of dividends	58,860	626,893	3,529	35,827
Redeemed	(256,909)	(2,746,628)	(11,402)	(122,879)

Net increase	1,205,063	$ 12,970,167	44,129	$ 472,018

Diversified Bond Fund
Sold	21,798	$ 212,353	10,100	$ 101,000
Issued as reinvestment of dividends	2,012	19,233	408	3,906
Redeemed	(1,675)	(16,616)	-	-

Net increase	22,135	$ 214,970	10,508	$ 104,906

Balanced Fund
Sold	517,618	$ 6,770,586	41,448	$ 579,667
Issued as reinvestment of dividends	104,642	1,031,769	1,839	24,399
Redeemed	(248,247)	(3,295,421)	(12,355)	(169,986)

Net increase	374,013	$ 4,506,934	30,932	$ 434,080

Core Equity Fund
Sold	962,869	$ 15,175,341	107,405	$ 1,899,077
Issued as reinvestment of dividends	217,791	2,806,875	9,032	146,869
Redeemed	(344,528)	(5,385,222)	(15,904)	(278,435)

Net increase	836,132	$ 12,596,994	100,533	$ 1,767,511

Large Cap Value Fund†
Sold	1,675,555	$ 16,453,219	-	$ -
Issued as reinvestment of dividends	6,979	68,609	-	-
Redeemed	(77,191)	(756,092)	-	-

Net increase	1,605,343	$ 15,765,736	-	$ -

Indexed Equity Fund
Sold	3,708,366	$ 49,798,887	157,478	$ 2,049,106
Issued as reinvestment of dividends	68,188	849,196	2,531	34,671
Redeemed	(489,476)	(6,486,440)	(20,398)	(275,485)

Net increase	3,287,078	$ 44,161,643	139,611	$ 1,808,292

Growth Equity Fund
Sold	3,977,953	$ 52,477,338	204,224	$ 2,164,106
Issued as reinvestment of dividends	271,301	3,108,187	380	4,845
Redeemed	(437,710)	(5,735,666)	(20,122)	(220,108)

Net increase	3,811,544	$ 49,849,859	184,482	$ 1,948,843

Notes to Financial Statements (Continued)

	Class A
	Year ended December 31, 2000		Year ended December 31, 1999*
	Shares	Amount	Shares	Amount
Aggressive Growth Fund†
Sold	4,443,092	$40,135,477	-	$ -
Issued as reinvestment of dividends	9,443	74,031	-	-
Redeemed	(291,681)	(2,544,988)	-	-

Net increase	4,160,854	$37,664,520	-	$ -

OTC 100 Fund†
Sold	773,918	$ 6,612,844	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(48,918)	(420,321)	-	-

Net increase	725,000	$ 6,192,523	-	$ -

Focused Value Fund†
Sold	83,246	$ 821,504	-	$ -
Issued as reinvestment of dividends	199	2,060	-	-
Redeemed	(11,786)	(118,552)	-	-

Net increase	71,659	$ 705,012	-	$ -

Small Cap Value Equity Fund
Sold	303,859	$ 4,303,676	6,813	$ 93,693
Issued as reinvestment of dividends	37,827	503,589	629	8,446
Redeemed	(54,618)	(783,623)	(469)	(6,313)

Net increase	287,068	$ 4,023,642	6,973	$ 95,826

Mid Cap Growth Equity Fund
Sold	2,187,037	$31,420,540	52,662	$ 564,110
Issued as reinvestment of dividends	169,841	2,062,602	-	-
Redeemed	(241,598)	(3,247,901)	(3,627)	(46,132)

Net increase	2,115,280	$30,235,241	49,035	$ 517,978

Mid Cap Growth Equity II Fund††
Sold	282,325	$ 2,900,739	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(9,369)	(94,569)	-	-

Net increase	272,956	$ 2,806,170	-	$ -

Small Cap Growth Equity Fund
Sold	1,284,449	$20,073,204	110,847	$ 1,319,106
Issued as reinvestment of dividends	17,041	275,225	1,169	18,351
Redeemed	(225,737)	(3,471,953)	(2,192)	(31,492)

Net increase	1,075,753	$16,876,476	109,824	$ 1,305,965

Emerging Growth Fund†
Sold	822,260	$ 7,329,870	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(110,858)	(969,616)	-	-

Net increase	711,402	$ 6,360,254	-	$ -

International Equity Fund
Sold	1,828,944	$30,386,875	20,124	$ 282,108
Issued as reinvestment of dividends	455,026	5,384,592	1,388	22,974
Redeemed	(139,406)	(2,242,929)	(940)	(15,306)

Net increase	2,144,564	$33,528,538	20,572	$ 289,776

Notes to Financial Statements (Continued)

	Class L
	Year ended December 31, 2000		Period from May 3, 1999 (commencement of operations) through December 31, 1999**
	Shares	Amount	Shares	Amount
Prime Fund
Sold	2,522,534	$394,950,218	229,479	$ 35,616,950
Issued as reinvestment of dividends	8,395	1,278,717	344	52,197
Redeemed	(2,438,216)	(381,475,621)	(165,002)	(25,791,275)

Net increase (decrease)	92,713	$ 14,753,314	64,821	$ 9,877,872

Short-Term Bond Fund
Sold	5,411,075	$ 55,106,416	250,614	$ 2,628,682
Issued as reinvestment of dividends	250,480	2,489,782	9,033	89,697
Redeemed	(1,221,550)	(12,506,349)	(106,119)	(1,116,800)

Net increase	4,440,005	$ 45,089,849	153,528	$ 1,601,579

Core Bond Fund
Sold	6,946,097	$ 73,001,728	314,607	$ 3,392,536
Issued as reinvestment of dividends	284,851	3,036,758	14,348	145,498
Redeemed	(1,206,995)	(12,756,453)	(95,473)	(1,032,157)

Net increase	6,023,953	$ 63,282,033	233,482	$ 2,505,877

Diversified Bond Fund
Sold	17,123	$ 175,000	10,100	$ 101,000
Issued as reinvestment of dividends	1,900	18,168	425	4,069
Redeemed	-	-	-	-

Net increase	19,023	$ 193,168	10,525	$ 105,069

Balanced Fund
Sold	932,291	$ 12,314,232	12,470	$ 179,705
Issued as reinvestment of dividends	120,744	1,195,370	613	8,164
Redeemed	(587,069)	(7,706,002)	-	-

Net increase	465,966	$ 5,803,600	13,083	$ 187,869

Core Equity Fund
Sold	2,749,115	$ 43,603,034	190,854	$ 3,428,515
Issued as reinvestment of dividends	737,988	9,548,182	11,353	185,074
Redeemed	(407,546)	(6,469,554)	(56,669)	(1,024,431)

Net increase	3,079,557	$ 46,681,662	145,538	$ 2,589,158

Large Cap Value Fund†
Sold	4,697,203	$ 46,683,431	-	$ -
Issued as reinvestment of dividends	17,740	174,560	-	-
Redeemed	(266,348)	(2,604,797)	-	-

Net increase	4,448,595	$ 44,253,194	-	$ -

Indexed Equity Fund
Sold	2,649,137	$ 35,425,518	133,785	$ 1,725,507
Issued as reinvestment of dividends	50,595	631,189	2,220	30,524
Redeemed	(478,308)	(6,455,092)	(7,644)	(103,666)

Net increase	2,221,424	$ 29,601,615	128,361	$ 1,652,365

Growth Equity Fund
Sold	5,862,549	$ 76,954,051	781,425	$ 8,169,552
Issued as reinvestment of dividends	402,204	4,649,518	1,399	17,880
Redeemed	(827,429)	(10,984,767)	(93,315)	(1,049,941)

Net increase	5,437,324	$ 70,618,802	689,509	$ 7,137,491

Notes to Financial Statements (Continued)

	Class L
	Year ended December 31, 2000		Period from May 3, 1999 (commencement of operations) through December 31, 1999**
	Shares	Amount	Shares	Amount
Aggressive Growth Fund†
Sold	3,011,163	$ 27,732,694	-	$ -
Issued as reinvestment of dividends	6,767	53,189	-	-
Redeemed	(312,641)	(2,903,965)	-	-

Net increase	2,705,289	$ 24,881,918	-	$ -

OTC 100 Fund†
Sold	507,527	$ 4,266,015	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(120,186)	(944,854)	-	-

Net increase	387,341	$ 3,321,161	-	$ -

Focused Value Fund†
Sold	553,057	$ 5,492,873	-	$ -
Issued as reinvestment of dividends	1,854	19,225	-	-
Redeemed	(38,219)	(376,204)	-	-

Net increase	516,692	$ 5,135,894	-	$ -

Small Cap Value Equity Fund
Sold	1,752,076	$ 25,108,473	171,086	$ 2,386,181
Issued as reinvestment of dividends	218,253	2,916,331	4,162	55,693
Redeemed	(386,991)	(5,538,793)	(54,682)	(766,002)

Net increase	1,583,338	$ 22,486,011	120,566	$ 1,675,872

Mid Cap Growth Equity Fund
Sold	2,154,292	$ 31,355,811	348,047	$ 3,652,290
Issued as reinvestment of dividends	201,044	2,516,949	-	-
Redeemed	(379,039)	(5,347,190)	(14,789)	(187,707)

Net increase	1,976,297	$ 28,525,570	333,258	$ 3,464,583

Mid Cap Growth Equity II Fund††
Sold	15,940,204	$163,250,294	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(3,855,055)	(40,038,171)	-	-

Net increase	12,085,149	$123,212,123	-	$ -

Small Cap Growth Equity Fund
Sold	2,072,641	$ 33,093,284	166,224	$ 2,023,659
Issued as reinvestment of dividends	27,862	447,555	1,488	23,386
Redeemed	(672,954)	(10,708,319)	(29,302)	(359,348)

Net increase	1,427,549	$ 22,832,520	138,410	$ 1,687,697

Emerging Growth Fund†
Sold	1,867,857	$ 17,471,953	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(124,303)	(1,038,778)	-	-

Net increase	1,743,554	$ 16,433,175	-	$ -

International Equity Fund
Sold	4,848,902	$ 83,229,621	547,706	$ 7,233,586
Issued as reinvestment of dividends	1,130,618	13,415,818	18,072	304,169
Redeemed	(854,230)	(14,946,419)	(131,642)	(1,766,424)

Net increase	5,125,290	$ 81,699,020	434,136	$ 5,771,331

Notes to Financial Statements (Continued)

	Class Y
	Year ended December 31, 2000		Year ended December 31, 1999*
	Shares	Amount	Shares	Amount
Prime Fund
Sold	3,981,869	$620,537,424	1,209,819	$187,356,002
Issued as reinvestment of dividends	21,311	3,255,692	8,916	1,354,719
Redeemed	(3,811,707)	(594,232,215)	(1,002,697)	(154,949,637)

Net increase	191,473	$ 29,560,901	216,038	$ 33,761,084

Short-Term Bond Fund
Sold	513,841	$ 5,346,979	231,843	$ 2,448,022
Issued as reinvestment of dividends	39,806	397,268	11,337	113,028
Redeemed	(69,886)	(706,986)	(87,675)	(926,560)

Net increase (decrease)	483,761	$ 5,037,261	155,505	$ 1,634,490

Core Bond Fund
Sold	3,590,750	$ 38,823,641	2,255,686	$ 24,322,491
Issued as reinvestment of dividends	227,476	2,429,565	118,565	1,203,657
Redeemed	(1,099,033)	(11,487,375)	(486,712)	(5,255,060)

Net increase	2,719,193	$ 29,765,831	1,887,539	$ 20,271,088

Diversified Bond Fund
Sold	82,134	$ 815,611	14,723	$ 146,750
Issued as reinvestment of dividends	1,574	15,075	628	6,010
Redeemed	(74,856)	(747,802)	(46)	(461)

Net increase	8,852	$ 82,884	15,305	$ 152,299

Balanced Fund
Sold	156,275	$ 2,040,157	5,336,744	$ 62,321,909
Issued as reinvestment of dividends	82,151	837,116	228,629	3,067,136
Redeemed	(4,369,038)	(58,722,126)	(1,154,966)	(3,703,011)

Net increase (decrease)	(4,130,612)	$ (55,844,853)	4,410,407	$ 61,686,034

Core Equity Fund
Sold	919,601	$ 14,178,232	1,603,200	$ 29,226,856
Issued as reinvestment of dividends	410,065	5,355,693	124,119	2,025,621
Redeemed	(1,060,677)	(15,920,877)	(528,923)	(8,916,151)

Net increase	268,989	$ 3,613,048	1,198,396	$ 22,336,326

Large Cap Value Fund†
Sold	1,017,094	$ 10,305,248	-	$ -
Issued as reinvestment of dividends	5,252	51,729	-	-
Redeemed	(9,020)	(91,114)	-	-

Net increase	1,013,326	$ 10,265,863	-	$ -

Indexed Equity Fund
Sold	8,579,830	$113,843,105	4,004,645	$ 51,359,107
Issued as reinvestment of dividends	203,437	2,539,074	57,981	794,235
Redeemed	(2,657,210)	(35,540,523)	(786,666)	(10,330,160)

Net increase	6,126,057	$ 80,841,656	3,275,960	$ 41,823,182

Growth Equity Fund
Sold	2,666,058	$ 36,182,789	2,953,387	$ 30,935,957
Issued as reinvestment of dividends	305,833	3,555,388	5,344	68,299
Redeemed	(1,268,009)	(16,698,422)	(315,199)	(3,586,730)

Net increase	1,703,882	$ 23,039,755	2,643,532	$ 27,417,526

Notes to Financial Statements (Continued)

	Class Y
	Year ended December 31, 2000		Year ended December 31, 1999*
	Shares	Amount	Shares	Amount
Aggressive Growth Fund†
Sold	320,504	$ 2,987,181	-	$ -
Issued as reinvestment of dividends	917	7,204	-	-
Redeemed	(26,058)	(236,530)	-	-

Net increase	295,363	$ 2,757,855	-	$ -

OTC 100 Fund†
Sold	54,742	$ 492,160	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(34,852)	(318,499)	-	-

Net increase	19,890	$ 173,661	-	$ -

Focused Value Fund†
Sold	49,331	$ 496,692	-	$ -
Issued as reinvestment of dividends	207	2,151	-	-
Redeemed	(1,846)	(18,853)	-	-

Net increase	47,692	$ 479,990	-	$ -

Small Cap Value Equity Fund
Sold	322,322	$ 4,737,984	320,351	$ 4,424,499
Issued as reinvestment of dividends	71,829	960,096	12,102	161,987
Redeemed	(132,728)	(1,863,590)	(78,501)	(1,048,552)

Net increase	261,423	$ 3,834,490	253,952	$ 3,537,934

Mid Cap Growth Equity Fund
Sold	2,392,952	$ 35,573,925	3,317,139	$ 34,191,909
Issued as reinvestment of dividends	365,884	4,618,896	-	-
Redeemed	(1,674,823)	(23,682,981)	(308,339)	(3,497,621)

Net increase	1,084,013	$ 16,509,840	3,008,800	$ 30,694,288

Mid Cap Growth Equity II Fund††
Sold	25,385	$ 261,760	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-

Net increase	25,385	$ 261,760	-	$ -

Small Cap Growth Equity Fund
Sold	4,125,246	$ 69,122,793	898,796	$ 11,950,977
Issued as reinvestment of dividends	52,818	847,287	7,835	123,242
Redeemed	(2,305,108)	(36,861,511)	(109,837)	(1,637,602)

Net increase	1,872,956	$ 33,108,569	796,794	$ 10,436,617

Emerging Growth Fund†
Sold	609,919	$ 6,317,927	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(169,935)	(1,627,556)	-	-

Net increase	439,984	$ 4,690,371	-	$ -

International Equity Fund
Sold	3,000,483	$ 50,707,493	568,711	$ 7,778,845
Issued as reinvestment of dividends	475,858	5,678,108	23,432	390,644
Redeemed	(1,419,270)	(24,846,956)	(85,588)	(1,292,321)

Net increase	2,057,071	$ 31,538,645	506,555	$ 6,877,168

Notes to Financial Statements (Continued)

	Class S
	Year ended December 31, 2000		Year ended December 31, 1999*
	Shares	Amount	Shares	Amount
Prime Fund
Sold	8,543,708	$ 1,335,231,326	6,949,101	$ 1,072,954,160
Issued as reinvestment of dividends	135,643	20,750,766	83,012	12,628,175
Redeemed	(8,220,399)	(1,285,129,177)	(6,619,900)	(1,021,469,974)

Net increase	458,952	$ 70,852,915	412,213	$ 64,112,361

Short-Term Bond Fund
Sold	4,805,513	$ 48,987,510	6,231,576	$ 65,280,828
Issued as reinvestment of dividends	1,078,340	10,794,184	1,300,624	12,980,235
Redeemed	(8,812,703)	(89,945,858)	(13,888,005)	(145,060,737)

Net decrease	(2,928,850)	$ (30,164,164)	(6,355,805)	$ (66,799,674)

Core Bond Fund
Sold	42,120,886	$ 449,070,172	24,635,752	$ 266,969,331
Issued as reinvestment of dividends	3,472,464	37,158,889	3,651,807	37,178,633
Redeemed	(33,306,760)	(351,313,884)	(33,871,158)	(369,407,759)

Net decrease	12,286,590	$ 134,915,177	(5,583,599)	$ (65,259,795)

Diversified Bond Fund
Sold	4,876	$ 47,867	2,533,958	$ 25,335,526
Issued as reinvestment of dividends	179,297	1,717,669	108,776	1,040,982
Redeemed	(3,314)	(33,100)	(30,000)	(300,000)

Net increase (decrease)	180,859	$ 1,732,436	2,612,734	$ 26,076,508

Balanced Fund
Sold	9,772,292	$ 128,382,164	15,470,302	$ 220,776,192
Issued as reinvestment of dividends	11,133,749	110,558,129	2,625,658	35,268,702
Redeemed	(26,582,312)	(347,799,323)	(22,990,430)	(325,959,956)

Net decrease	(5,676,271)	$ (108,859,030)	(4,894,470)	$ (69,915,062)

Core Equity Fund
Sold	28,471,325	$ 444,676,961	36,534,385	$ 671,947,291
Issued as reinvestment of dividends	38,492,742	504,499,593	15,026,432	247,629,362
Redeemed	(80,310,428)	(1,261,804,672)	(72,256,616)	(1,317,324,350)

Net decrease	(13,346,361)	$ (312,628,118)	(20,695,799)	$ (397,747,697)

Large Cap Value Fund†
Sold	26,201,492	$ 261,263,641	-	$ -
Issued as reinvestment of dividends	116,619	1,148,692	-	-
Redeemed	(3,601,592)	(35,521,882)	-	-

Net increase	22,716,519	$ 226,890,451	-	$ -

Indexed Equity Fund
Sold	42,681,058	$ 580,327,773	38,235,209	$ 492,911,870
Issued as reinvestment of dividends	1,352,273	17,181,910	1,052,750	14,407,704
Redeemed	(40,740,440)	(550,337,971)	(16,751,920)	(216,268,098)

Net increase (decrease)	3,292,891	$ 47,171,712	22,536,039	$ 291,051,476

Growth Equity Fund
Sold	14,424,380	$ 191,997,628	5,330,081	$ 56,121,602
Issued as reinvestment of dividends	1,032,762	12,027,679	10,005	127,960
Redeemed	(5,710,602)	(74,830,573)	(470,411)	(5,525,376)

Net increase	9,746,540	$ 129,194,734	4,869,675	$ 50,724,186

Notes to Financial Statements (Continued)

	Class S
	Year ended December 31, 2000		Year ended December 31, 1999*
	Shares	Amount	Shares	Amount
Aggressive Growth Fund†
Sold	10,999,634	$ 107,784,529	-	$ -
Issued as reinvestment of dividends	31,573	248,161	-	-
Redeemed	(1,330,020)	(12,073,364)	-	-

Net increase	9,701,187	$ 95,959,326	-	$ -

OTC 100 Fund†
Sold	4,530,593	$ 42,694,774	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,176,150)	(9,918,996)	-	-

Net increase	3,354,443	$ 32,775,778	-	$ -

Focused Value Fund†
Sold	5,319,935	$ 52,895,514	-	$ -
Issued as reinvestment of dividends	22,849	237,170	-	-
Redeemed	(248,508)	(2,465,363)	-	-

Net increase	5,094,276	$ 50,667,321	-	$ -

Small Cap Value Equity Fund
Sold	18,455,519	$ 264,175,353	15,290,501	$ 207,849,275
Issued as reinvestment of dividends	5,727,948	77,177,484	1,725,684	23,167,535
Redeemed	(28,166,719)	(402,074,472)	(18,384,285)	(252,533,101)

Net decrease	(3,983,252)	$ (60,721,635)	(1,368,100)	$ (21,516,291)

Mid Cap Growth Equity Fund
Sold	11,964,427	$ 174,946,479	4,926,414	$ 51,900,529
Issued as reinvestment of dividends	897,509	11,277,961	-	-
Redeemed	(6,957,501)	(97,339,103)	(600,808)	(6,893,118)

Net increase	5,904,435	$ 88,885,337	4,325,606	$ 45,007,411

Mid Cap Growth Equity II Fund††
Sold	10,561,734	$ 107,997,872	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,977,255)	(20,574,471)	-	-

Net increase	8,584,479	$ 87,423,401	-	$ -

Small Cap Growth Equity Fund
Sold	14,653,934	$ 247,436,451	6,239,242	$ 72,748,441
Issued as reinvestment of dividends	257,812	4,111,702	65,056	1,023,995
Redeemed	(9,752,589)	(158,805,398)	(504,868)	(6,657,643)

Net increase	5,159,157	$ 92,742,755	5,799,430	$ 67,114,793

Emerging Growth Fund†
Sold	9,180,881	$ 92,641,301	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,141,349)	(10,255,628)	-	-

Net increase	8,039,532	$ 82,385,673	-	$ -

International Equity Fund
Sold	99,009,628	$ 1,772,033,694	36,807,063	$ 483,253,984
Issued as reinvestment of dividends	17,977,661	215,407,553	3,183,628	51,730,162
Redeemed	(96,609,511)	(1,712,778,497)	(32,217,521)	(423,396,920)

Net increase	20,377,778	$ 274,662,750	7,773,170	$ 111,587,226

*	For the period March 1, 1999 through December 31, 1999 for the Indexed Equity Fund.
**	For the period July 1, 1999 (commencement of operations) through December 31, 1999 for the Indexed Equity Fund.
†	For the period May 1, 2000 (commencement of operations) through June 30, 2000.
††	For the period June 1, 2000 (commencement of operations) through June 30, 2000.

Notes to Financial Statements (Continued)

6. Foreign Securities
The International Equity Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. Federal Income Tax Information	At December 31, 2000, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, are as follows:

Fund name	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Prime Fund	$ 495,559,265	$ -	$ (97,183)	$ (97,183)
Short Term Bond Fund	240,910,771	1,358,850	(3,147,618)	(1,788,768)
Core Bond Fund	989,301,958	18,548,374	(12,128,175)	6,420,199
Diversified Bond Fund	28,206,724	285,080	(1,193,595)	(908,515)
Balanced Fund	454,683,057	39,028,161	(32,005,183)	7,022,978
Core Equity Fund	1,698,587,359	614,945,065	(123,394,177)	491,550,888
Large Cap Value Fund	284,541,642	30,804,799	(31,878,975)	(1,074,176)
Indexed Equity Fund	958,047,293	153,946,853	(130,977,286)	22,969,567
Growth Equity Fund	365,798,204	23,815,788	(38,051,360)	(14,235,572)
Aggressive Growth Fund	147,345,347	5,398,643	(23,929,933)	(18,531,290)
OTC 100 Fund	46,093,842	625,289	(15,212,724)	(14,587,435)
Focused Value Fund	62,755,983	6,672,832	(3,754,136)	2,918,696
Small Cap Value Equity Fund	522,256,951	150,115,483	(48,057,172)	102,058,311
Mid Cap Growth Equity Fund	280,073,093	25,713,509	(39,635,807)	(13,922,298)
Mid Cap Growth Equity II Fund	248,300,630	33,341,286	(22,479,447)	10,861,839
Small Cap Growth Equity Fund	246,129,311	21,676,790	(44,684,317)	(23,007,527)
Emerging Growth Fund	120,902,046	6,288,999	(23,470,546)	(17,181,547)
International Equity Fund	1,256,748,646	179,665,447	(167,888,539)	11,776,908

At December 31, 2000, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Amount	Expiration Date
Prime Fund	$ 100,872	December 31, 2008
Prime Fund	21,292	December 31, 2007
Prime Fund	8,471	December 31, 2006
Prime Fund	7,761	December 31, 2005
Prime Fund	2,368	December 31, 2004
Prime Fund	2,082	December 31, 2003
Short-Term Bond Fund	996,220	December 31, 2008
Core Bond Fund	6,553,580	December 31, 2007
Diversified Bond Fund	13,007	December 31, 2008
Diversified Bond Fund	108,510	December 31, 2007
Aggressive Growth Fund	4,316,566	December 31, 2008
Mid Cap Growth Equity Fund	548,174	December 31, 2008
Small Cap Growth Equity Fund	1,738,100	December 31, 2008
Emerging Growth Fund	8,967,181	December 31, 2008
Notes to Financial Statements (Continued)

The following fund has elected to defer to January 1, 2001 post-October losses:

Amount
Short-Term Bond Fund	$ 25,637
Diversified Bond Fund	1,491
Balanced Fund	391,296
Large Cap Value Fund	88,932
Indexed Equity Fund	1,116,338
Growth Equity Fund	16,969,859
Aggressive Growth Fund	7,415,835
OTC 100 Fund	467,300
Small Cap Value Equity Fund	4,696,789
Mid Cap Growth Equity Fund	9,185,338
Mid Cap Growth Equity II Fund	3,585,800
Small Cap Growth Equity Fund	1,309,466
Emerging Growth Fund	3,519,990
International Equity Fund	25,554,747

The following fund has elected to defer to January 1, 2001 post-October currency losses:
Amount
Growth Equity Fund	$ 10,126
International Equity Fund	2,871,054

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2000:
Capital Gains Dividend
Balanced Fund	$ 95,754,277
Core Equity Fund	492,849,112
Growth Equity Fund	15,873
Small Cap Value Equity Fund	46,385,510
Mid Cap Growth Equity Fund	644,720
International Equity Fund	166,187,501

8. Corporate Reorganization
Effective January 1, 2000, MassMutual completed an internal corporate reorganization among certain of the investment advisory functions and subsidiaries (the “Reorganization”). The Reorganization combined the business operations of MassMutual’s Investment Management division (the “IM Division”) and Charter Oak Capital Management, Inc. (“Charter Oak”), a majority-owned indirect subsidiary of MassMutual, with and into DLB. DLB is a majority-owned (85%) indirect subsidiary of MassMutual. DLB is registered with the Securities & Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and, prior to the Reorganization, served as investment sub-adviser to the MassMutual Core Equity Fund, the MassMutual Small Cap Value Equity Fund and the Core Equity segment of the MassMutual Balanced Fund.

As a result of the Reorganization, MassMutual appointed DLB to serve as investment sub-adviser for the MassMutual Prime Fund, MassMutual Short-Term Bond Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund and the Prime and Core Bond segments of the MassMutual Balanced Fund were transferred to DLB. The Trustees of the Trust, including a majority of the Trustees who are disinterested, approved MassMutual’s appointment of DLB as sub-adviser. No increase in fees or change in portfolio management personnel for any of the Funds occurred as a result of the Reorganization or the appointment of DLB as sub-adviser to such Funds.

Independent Auditors’ Report

The Board of Trustees and Shareholders of MassMutual Institutional Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the MassMutual Institutional Funds (“the Trust”), comprised of the Prime Fund, the Short-Term Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Balanced Fund, the Core Equity Fund, the Large Cap Value Fund, the Indexed Equity Fund, the Growth Equity Fund, the Aggressive Growth Fund, the OTC 100 Fund, the Focused Value Fund, the Small Cap Value Equity Fund, the Mid Cap Growth Equity Fund, the Mid Cap Growth Equity II Fund, the Small Cap Growth Equity Fund, the Emerging Growth Fund and the International Equity Fund (the “Funds”), as of December 31, 2000, and the related statements of operations for the year then ended and of changes in net assets and financial highlights for the three years ended December 31, 2000. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the two years ended December 31, 1997 were audited by other auditors, whose report, dated February 6, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2000, and the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 20, 2001

Federal Tax Information (Unaudited)

The International Equity Fund paid qualifying foreign taxes of $1,369,377 and earned $17,352,500 foreign source income during the year ended December 31, 2000. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.144 per share as foreign taxes paid and $1.830 per share as income earned from foreign sources for the year ended December 31, 2000.

For corporate shareholders, a portion of the ordinary dividends paid during the Fund’s year ended December 31, 2000 qualified for the dividends received deduction, as follows:

Balanced Fund
30.95%
Core Equity Fund
100.00%
Large Cap Value Fund
78.12%
Indexed Equity Fund
99.98%
Growth Equity Fund
3.77%
Aggressive Growth Fund
24.46%
Focused Value Fund
44.49%
Small Cap Value Equity Fund
27.40%
Small Cap Growth Equity Fund
7.53%